UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Tri Pointe Homes, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee paid previously with preliminary materials.

☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION, DATED MARCH 4, 2026

Tri Pointe Homes, Inc.

940 Southwood Blvd, Suite 200

Incline Village, Nevada 89451

Dear Stockholders:

You are cordially invited to attend a special meeting (including any adjournments or postponements thereof, the “Special Meeting”) of stockholders of Tri Pointe Homes, Inc. (the “Company”) to be held at [●] a.m. Pacific Time, on [●], 2026, at our corporate offices, located at 3161 Michelson Drive, Suite 1500, Irvine, California 92612.

At the Special Meeting, you will be asked to consider and vote on, among other things, a proposal to adopt the Agreement and Plan of Merger, dated February 13, 2026 (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Sumitomo Forestry Co., Ltd., a Japanese corporation (kabushiki kaisha) (“Parent”), and Teton NewCo, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”).

Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company, and the separate corporate existence of Merger Sub will thereupon cease, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”). If the Merger is completed, you will be entitled to receive an amount in cash equal to $47.00, without interest and subject to deduction for any applicable withholding taxes, for each share of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”), that you own as of immediately prior to the effective time of the Merger (unless you have properly and validly exercised your appraisal rights in accordance with Section 262 of the Delaware General Corporation Law).

The Company’s Board of Directors (the “Board”) has unanimously (i) determined that the Merger Agreement and transactions contemplated therein, including the Merger, are advisable, fair to, and in the best interests of, the Company and its stockholders; (ii) approved and declared advisable, the Merger Agreement and the transactions contemplated therein, including the Merger; (iii) approved the execution and delivery of the Merger Agreement and the performance by the Company of its covenants and obligations contained therein; (iv) directed that the Merger Agreement be submitted to the Company’s stockholders for adoption at a meeting of the Company’s stockholders; and (v) recommended that the Company’s stockholders vote in favor of the adoption of the Merger Agreement. At the Special Meeting, the Company will ask you and the other stockholders of the Company to adopt the Merger Agreement (the “Merger Agreement Proposal”).

Additionally, you will be asked to consider and vote at the Special Meeting on (i) a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated therein (the “Compensation Proposal”) and (ii) a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the Special Meeting to approve such proposal (the “Adjournment Proposal”).

The Board recommends, on behalf of the Company, that you vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the non-binding, advisory Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.

The enclosed proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the proxy statement. You may also obtain additional information about the Company from other documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section beginning on page 16 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the proxy statement, for risks relating to the Company’s business and for a discussion of the risks that you should consider in evaluating the proposed Merger and how it may affect you.

Your vote is very important, regardless of the number of shares of Company Common Stock that you own. We cannot complete the Merger unless the Merger Agreement Proposal is approved by the affirmative vote of the stockholders holding a majority of the outstanding shares of Company Common Stock as of the close of business on [●], 2026, which is the record date for the Special Meeting. The failure to vote, assuming a quorum is present, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY

MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2026

The enclosed proxy statement is also available through the “SEC Reports” section of our Investors website at https://investors.tripointehomes.com/investors/financial-info/sec-reports/. We intend to mail these proxy materials on or about [●], 2026 to all holders of record of shares of Company Common Stock entitled to vote at the Special Meeting.

If you have any questions about these proxy materials or need assistance voting your shares of Company Common Stock, please contact our proxy solicitor:

D.F. King & Co., Inc.

28 Liberty Street, 53rd Floor

New York, New York 10005

Stockholders May Call: (877) 478-5047

Banks and Brokers May Call Collect: (212) 257-2468

Email: TPH@dfking.com

On behalf of the Board, I thank you for your support and appreciate your consideration of this matter.

Sincerely,

Douglas F. Bauer
Chief Executive Officer and Director

Neither the SEC nor any state securities commission has approved or disapproved the Merger, passed upon the merits or fairness of the Merger Agreement or the transactions contemplated thereby, including the proposed Merger, or passed upon the adequacy or accuracy of the information contained in the accompanying proxy statement. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated [●], 2026 and, together with the enclosed form of proxy card, is first being mailed on or about [●], 2026.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION, DATED MARCH 4, 2026

Tri Pointe Homes, Inc.

940 Southwood Blvd, Suite 200

Incline Village, Nevada 89451

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2026

Notice is hereby given of a special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”) of Tri Pointe Homes, Inc., a Delaware corporation (the “Company”), to be held at [●] a.m. Pacific Time, on [●], 2026, at our corporate offices, located at 3161 Michelson Drive, Suite 1500, Irvine, California 92612.

The Special Meeting is being held for the following purposes:

1.

To consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated February 13, 2026 (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Sumitomo Forestry Co., Ltd., a Japanese corporation (kabushiki kaisha) (“Parent”), and Teton NewCo, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”). Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and an indirect wholly owned subsidiary of Parent (the “Merger”) (the “Merger Agreement Proposal”);

2.

To consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated therein (the “Compensation Proposal”); and

3.

To consider and vote on any proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, including to ensure that any necessary supplement or amendment to the accompanying proxy statement is provided to the Company’s stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies to approve the Merger Agreement Proposal if there are insufficient votes to approve such proposal at the time of the Special Meeting (the “Adjournment Proposal”).

The foregoing matters are more fully described in the accompanying proxy statement. The accompanying proxy statement, as well as the Merger Agreement attached thereto as Annex A and all other exhibits and annexes attached thereto, are hereby incorporated by reference in this notice.

Only stockholders of record as of the close of business on [●], 2026, which is the record date for the Special Meeting, are entitled to notice of the Special Meeting and to vote at the Special Meeting or any adjournment, postponement, or other delay thereof. Any stockholder entitled to attend and vote at the Special Meeting is entitled to appoint a proxy to attend and act on such stockholder’s behalf.

If the Merger is completed, stockholders who continuously hold shares of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”), through the effective time of the Merger and who properly demand appraisal of their shares of Company Common Stock and who do not withdraw their demands or otherwise lose their rights of appraisal will be entitled to seek appraisal of their shares of Company Common Stock in connection with the Merger. Stockholders must comply with all the requirements of Delaware law, which are summarized in the proxy statement accompanying this notice and may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

The Company’s Board of Directors unanimously recommends that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the non-binding, advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

The enclosed proxy statement provides detailed information about the Special Meeting, the Merger Agreement, and the Merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the proxy statement. You may also obtain additional information about the Company from other documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section beginning on page 16 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the proxy statement, for risks relating to the Company’s business and for a discussion of the risks that you should consider in evaluating the proposed Merger and how it may affect you.

David C. Lee

General Counsel and Secretary

Dated: [●], 2026

SUMMARY

This summary highlights selected information from this proxy statement (this “Proxy Statement”) related to the merger (the “Merger”) of Teton NewCo, Inc., a Delaware corporation (“Merger Sub”) and indirect wholly owned subsidiary of Sumitomo Forestry Co., Ltd., a Japanese corporation (kabushiki kaisha) (“Parent”), with and into Tri Pointe Homes, Inc., a Delaware corporation (the “Company”), and may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should carefully read and consider this entire Proxy Statement and the annexes to this Proxy Statement, including, but not limited to, the Merger Agreement, along with all of the documents to which we refer in this Proxy Statement, as they contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions under the caption “Where You Can Find More Information.” The Merger Agreement is attached as Annex A to this Proxy Statement. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger.

Except as otherwise specifically noted in this Proxy Statement, the “Company,” “we,” “our,” “us,” and similar words refer to Tri Pointe Homes, Inc., including, in certain cases, our subsidiaries. Throughout this Proxy Statement we refer to Sumitomo Forestry Co., Ltd., a Japanese corporation (kabushiki kaisha), as “Parent” and Teton NewCo, Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent, as “Merger Sub.” In addition, throughout this Proxy Statement we refer to the Agreement and Plan of Merger, dated February 13, 2026, as it may be amended, modified or supplemented from time to time in accordance with its terms, by and among the Company, Parent, and Merger Sub, as the “Merger Agreement,” our common stock, par value $0.01 per share, as the “Company Common Stock,” and the holders of shares of Company Common Stock as “Company Stockholders.” Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.

The Special Meeting (see page [●])

Date, Time, Place, and Purpose of the Special Meeting; Record Date

A special meeting of the Company Stockholders will be held at [●] a.m. Pacific Time, on [●], 2026, at our corporate offices, located at 3161 Michelson Drive, Suite 1500, Irvine, California 92612 (the “Special Meeting”).

At the Special Meeting, the Company Stockholders of record as of the close of business on [●], 2026 (the “Record Date”) will be asked to consider and vote on:

•	a proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”);

•

a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and

•

a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, including to ensure that any necessary supplement or amendment to this Proxy Statement is provided to Company Stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies to approve the Merger Agreement Proposal if there are insufficient votes to adopt such proposal at the time of the Special Meeting (the “Adjournment Proposal”).

We do not expect that any matters other than the proposals set forth above will be brought before the Special Meeting, and only matters specified in the notice of such meeting may be acted upon at the Special Meeting.

Shares Entitled to Vote; Quorum

You are entitled to receive notice of, and vote at, the Special Meeting if you owned shares of Company Common Stock at the close of business on [●], 2026 (the “Record Date”). Each holder of Company Common Stock will be entitled to one vote for each such share of Company Common Stock owned at the close of business on the Record Date on all matters properly coming before the Special Meeting.

A quorum of Company Stockholders is necessary to hold a valid Special Meeting. The presence in person or by proxy of Company Stockholders having a majority of the votes which could be cast by the holders of all outstanding shares of Company Common Stock entitled to vote at the meeting constitutes a quorum at the Special Meeting. On the Record Date, there were [●] shares of Company Common Stock outstanding and entitled to vote.

Your shares of Company Common Stock will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your broker, dealer, commercial bank, trust company, or other nominee) or if you vote in advance by telephone or online. Once a Company Stockholder entitled to vote at the Special Meeting is present in person or represented by proxy at the Special Meeting, the Company Stockholder’s Company Common Stock will be counted for the purpose of determining a quorum at the Special Meeting and any adjournment of the Special Meeting, even if the Company Common Stock is not voted, including any Company Common Stock for which a Company Stockholder directs to abstain from voting. If you are a “street name” holder of Company Common Stock and you provide your bank, broker, trust, or other nominee with voting instructions, then your Company Common Stock will be counted in determining the presence of a quorum. If you are a “street name” holder of Company Common Stock and you do not provide your bank, broker, trust, or other nominee with voting instructions, then your Company Common Stock will not be counted in determining the presence of a quorum. If a quorum is not present, the affirmative vote of Company Stockholders having a majority of the votes which could be cast by all Company Stockholders present in person or by proxy may adjourn the Special Meeting to another place (if any), date, and time. Whether or not a quorum is present, the chairman of the Special Meeting may adjourn the Special Meeting to another place (if any), date, and time.

Vote Required; Abstentions and Broker Non-Votes

The Merger Agreement Proposal requires the affirmative vote of Company Stockholders holding a majority of the outstanding shares of Company Common Stock entitled to vote thereon as of the close of business on the Record Date (the “Company Stockholder Approval”). Because the required vote for the Merger Agreement Proposal is based on the number of shares of Company Common Stock outstanding, if you (1) are a record holder and fail to vote or authorize a proxy or (2) are a beneficial holder and fail to instruct your broker on how to vote, such failure will have the same effect as votes cast “AGAINST” the Merger Agreement Proposal. As of [●], 2026, the Record Date for the Special Meeting, [●] shares of Company Common Stock constitute a majority of the issued and outstanding shares of Company Common Stock.

Approval of the Compensation Proposal, on a non-binding, advisory basis, requires, assuming a quorum is present, the affirmative vote of the Company Stockholders having a majority of the votes which could be cast by the holders of all shares of Company Common Stock entitled to vote on such question which are present in person or by proxy at the Special Meeting. The approval of the Compensation Proposal is on a non-binding, advisory basis and is not a condition to the completion of the Merger.

Whether or not a quorum is present, approval of the Adjournment Proposal to adjourn the Special Meeting requires the affirmative vote of the Company Stockholders having a majority of the votes which could be cast by the holders of all shares of Company Common Stock entitled to vote on such question which are present in person or by proxy at the Special Meeting. Whether or not a quorum is present, the chairman of the Special Meeting may adjourn the Special Meeting to another place (if any), date, and time.

If a Company Stockholder abstains from voting, that abstention will be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as if the Company Stockholder voted “AGAINST” the Merger Agreement Proposal, the Compensation Proposal, or the Adjournment Proposal.

If no instructions as to how to vote are given in a validly executed, duly returned, and not revoked proxy, the proxy will be voted (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the non-binding, advisory Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.

The Company does not expect any broker non-votes at the Special Meeting because the stock exchange rules applicable to banks, brokers, and other nominees only provide brokers with discretionary authority to vote on proposals that are considered “routine,” whereas each of the proposals to be presented at the Special Meeting is considered “non-routine.” As a result, no broker would be permitted to vote your shares of Company Common Stock at the Special Meeting without receiving instructions. Failure to instruct your broker on how to vote your shares of Company Common Stock will have the same effect as a vote “AGAINST” the Merger Agreement Proposal, and will have no effect on the Compensation Proposal (assuming a quorum is present) or the Adjournment Proposal other than reducing the number of affirmative votes required to achieve a majority as to such matters by reducing the total number of shares of Company Common Stock relative to which the majority is calculated.

Stock Ownership and Interests of Certain Persons

As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [●] shares of Company Common Stock, representing approximately [●]% of the shares of Company Common Stock outstanding on the Record Date.

Our directors and executive officers have informed us that they currently intend to vote all of their respective shares of Company Common Stock (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the non-binding, advisory Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.

See the section titled “The Special Meeting—Stock Ownership and Interests of Certain Persons” beginning on page [●], for additional information.

Voting of Proxies (see page [●])

If you are a Company Stockholder of record (that is, if your shares of Company Common Stock are registered in your name with Equiniti Trust Company, LLC (“EQ”), our transfer agent), there are four ways to vote:

•	by visiting the Internet at the address on your proxy card;

•	by calling toll-free (within the U.S. or Canada) the phone number on your proxy card;

•	by signing, dating, and returning the enclosed proxy card in the accompanying prepaid reply envelope; or

•	by attending the Special Meeting and voting at the meeting.

A 16-digit control number, located on your proxy card, is designed to verify your identity and allow you to vote your shares of Company Common Stock, and to confirm that your voting instructions have been properly recorded when voting electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). Please be aware that, although there is no charge for voting your shares of Company

Common Stock, if you vote electronically over the Internet, or by telephone, you may incur costs such as Internet access and telephone charges for which you will be responsible.

Even if you plan to attend the Special Meeting, you are strongly encouraged to vote your shares of Company Common Stock by proxy. If you are a record holder or if you obtain a “legal proxy” to vote shares of Company Common Stock that you beneficially own, you may still vote your shares of Company Common Stock at the Special Meeting even if you have previously voted by proxy. If you are present at the Special Meeting and vote your shares, your previous vote by proxy will be canceled and not counted.

If your shares of Company Common Stock are held in “street name” through a commercial bank, dealer, broker, trust company, or other nominee, you may vote through your commercial bank, dealer, broker, trust company, or other nominee by completing and returning the voting form provided by your commercial bank, dealer, broker, trust company, or other nominee, or, if such a service is provided by your commercial bank, dealer, broker, trust company, or other nominee, electronically over the Internet or by telephone. To vote over the Internet or by telephone through your commercial bank, dealer, broker, trust company, or other nominee, you should follow the instructions on the voting form provided by your commercial bank, dealer, broker, trust company, or other nominee.

See the section titled “The Special Meeting—Voting of Proxies” beginning on page [●] for additional information.

Revocability of Proxies (see page [●])

If you are a Company Stockholder of record entitled to vote at the Special Meeting, you can revoke or change your proxy at any time before the Special Meeting is held in any one of the following ways:

•	Attending the Special Meeting and voting your shares, provided that your attendance at the Special Meeting will not automatically revoke your proxy unless you properly vote during the Special Meeting;

•

Specifically requesting that your prior proxy be revoked by delivering a written notice of revocation prior to the Special Meeting to the Company’s corporate secretary at the Company’s corporate offices at 3161 Michelson Drive, Suite 1500, Irvine, California 92612;

•	Properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities; or

•

Duly completing a later-dated proxy card relating to the same shares of Company Common Stock and delivering it to the Company’s corporate secretary before the taking of the vote at the Special Meeting.

At the time the Special Meeting occurs, the most current proxy card or telephone or Internet proxy is the one that is counted.

If your shares of Company Common Stock are held in “street name” by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

See the section titled “The Special Meeting—Revocability of Proxies” beginning on page [●] for additional information.

Adjournments (see page [●])

Although it is not currently expected, in the absence of a quorum, the affirmative vote of Company Stockholders having a majority of the votes which could be cast by all Company Stockholders present in person or by proxy may adjourn the Special Meeting. The chairman of the Special Meeting may, for any or no reason, adjourn and/or recess the Special Meeting. An adjournment may be made without notice if the date, time, and place (if any), and the means of remote communication (if any) of such adjourned meeting are (i) announced at the meeting at which the adjournment is taken or (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable Company Stockholders and proxyholders to participate in the meeting by means of remote communication.

See the section titled “The Special Meeting—Adjournments” beginning on page [●] for additional information.

The Board’s Recommendation (see page [●])

After careful consideration, the Company’s Board of Directors (the “Board”) has unanimously (i) determined that the Merger Agreement and transactions contemplated therein, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company Stockholders; (ii) approved and declared advisable, the Merger Agreement and the transactions contemplated therein, including the Merger; (iii) approved the execution and delivery of the Merger Agreement and the performance by the Company of its covenants and obligations contained therein; (iv) directed that the Merger Agreement be submitted to the Company Stockholders for adoption at a meeting of the Company Stockholders; and (v) recommended that the Company Stockholders vote in favor of the adoption of the Merger Agreement.

Accordingly, the Board recommends, on behalf of the Company, that you vote: (i) “FOR” the Merger Agreement Proposal; (ii) “FOR” the non-binding, advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.

See the section titled “The Special Meeting—The Board’s Recommendation” beginning on page [●] for additional information.

The Merger (see page [●])

Parties Involved in the Merger

Tri Pointe Homes, Inc.

The Company builds premium homes and communities with deep ties to the communities it serves—some for as long as a century. The Company combines the financial resources, technology platforms, and proven leadership of a national organization with the regional insights, longstanding community connections, and agility of empowered local teams. The Company’s growth strategy is to capitalize on high demand in selected “core” markets with favorable population and employment growth as a result of proximity to job centers or primary transportation corridors. The Company’s operations are organized in two principal businesses: homebuilding and financial services. In consideration of the geographical layout of the Company’s homebuilding markets, we have identified three homebuilding operating and reporting segments: West region (including Arizona, California, Nevada, and Washington), Central region (including Colorado, Texas, and Utah), and East region (including the District of Columbia, Florida, Maryland, North Carolina, South Carolina, and Virginia).

The Company’s principal executive offices are located at 940 Southwood Blvd, Suite 200, Incline Village, Nevada 89451. Our telephone number is (775) 413-1030.

Company Common Stock is currently listed on the New York Stock Exchange (“NYSE”) under the symbol “TPH.”

Sumitomo Forestry Co., Ltd.

Parent is engaged in a broad range of global businesses centered on wood, including forestry management, the manufacture and distribution of wood building materials, the contracting of single-family homes and medium- to large-scale wooden buildings, real estate development, and wood biomass power generation. Since entering the U.S. single-family housing business in 2003, Parent has expanded its business after navigating the challenging period following the global financial crisis and has since achieved steady organic growth. For more than 20 years, Parent has grown its U.S. homebuilding business, with one of its stated strategic pillars being the continued expansion of the number of homes Parent delivers to U.S. homebuyers.

In Parent’s long-term vision, “Mission TREEING 2030,” the group is seeking to promote the Sumitomo Forestry Wood Cycle, a value chain to contribute to decarbonization for the whole of society by increasing the CO2 absorption of forests and popularizing wooden buildings that store carbon for long periods of time. Parent continues to achieve sustained growth toward achieving its target of supplying 23,000 homes by 2030, as set forth in its long-term vision, “Mission TREEING 2030”.

Parent’s common stock is currently traded on the Tokyo Stock Exchange.

Teton NewCo, Inc.

Merger Sub is a Delaware corporation and an indirect wholly owned subsidiary of Parent and was formed on February 6, 2026 solely for the purpose of engaging in the Merger, and has not engaged in any business activities other than as contemplated by the Merger Agreement. Upon completion of the Merger, Merger Sub will merge with and into the Company and will cease to exist.

For more information about the Company, Parent, and Merger Sub, see the section titled “The Merger—Parties Involved in the Merger” beginning on page [●].

Effect of the Merger

On the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, Company Common Stock will no longer be publicly traded, and will be delisted from the NYSE. In addition, Company Common Stock will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Except to the extent required pursuant to the indentures governing any Company Notes (as defined below) that remain outstanding following the Closing Date (as defined below), the Company will no longer file periodic or other reports with the Securities and Exchange Commission (the “SEC”). If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation. “Company Notes” means the Company’s 5.25% Senior Notes due 2027 and the Company’s 5.700% Senior Notes due 2028.

The Merger will become effective (the “Effective Time”) upon the filing of an executed certificate of merger with the Secretary of State of the State of Delaware (or at such later date or time as may be specified in the certificate of merger and agreed to in writing by the parties to the Merger Agreement in accordance with the DGCL).

For more information about the effect of the Merger, see the section titled “The Merger—Effect of the Merger” beginning on page [●].

Effect on the Company if the Merger is Not Completed

If the Merger Agreement is not adopted by the Company Stockholders, or if the Merger is not completed for any other reason:

•	the Company Stockholders will not be entitled to, nor will they receive, any payment for their respective shares of Company Common Stock pursuant to the Merger Agreement;

•

(A) the Company will remain an independent public company, (B) Company Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and (C) the Company will continue to file periodic reports with the SEC with respect to Company Common Stock;

•

the Company anticipates that (A) management will operate the business in a manner similar to that in which it is being operated today and (B) Company Stockholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to the Company’s business, prospects, and results of operations, as such may be affected by, among other things, the industry in which the Company operates and economic conditions;

•

the price of Company Common Stock may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of Company Common Stock would return to the price at which it trades as of the date of this Proxy Statement;

•

the Board will continue to evaluate and review the Company’s business operations, strategic direction, and capitalization, among other things, and will make such changes as are deemed appropriate (irrespective of these efforts, it is possible that no other transaction acceptable to the Board would be offered or that the Company’s business, prospects, and results of operations would be adversely impacted); and

•

under certain specified circumstances, the Company may be required to pay Parent a termination fee in the amount of $82,336,000 (the “Company Termination Fee”). For more information, please see the sections of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal—Termination of the Merger Agreement” and “Proposal 1: The Merger Agreement Proposal—Company Termination Fee.”

For more information about the effect on the Company if the Merger is not completed, see the section titled “The Merger—Effect on the Company if the Merger is Not Completed” beginning on page [●].

Merger Consideration

Company Common Stock

At the effective time of the Merger:

•

each share of Company Common Stock issued and outstanding as of immediately prior to the Effective Time will be automatically converted into the right to receive $47.00 per share, in cash, without interest thereon (the “Merger Consideration”), except for shares of Company Common Stock that are (A)(1) held by the Company as treasury stock; (2) held directly by Parent or Merger Sub; or (3) held by any direct or indirect wholly owned subsidiary of Parent or Merger Sub, in each case, immediately prior to the Effective Time (collectively, the “Owned Company Shares”), (B) held by any direct or indirect wholly owned subsidiary of the Company, or (C) held by a holder who has not voted in favor of the adoption of the Merger Agreement and who has properly and validly demanded appraisal for such shares of Company Common Stock in accordance with, and who complies in all respects with, Section 262 of the DGCL (collectively, the “Dissenting Shares”);

•	each Owned Company Share will automatically be canceled and cease to exist, and no consideration or payment will be delivered in exchange therefor or in respect thereof; and

•

each share of Company Common Stock held by any direct or indirect wholly owned subsidiary of the Company, if any, will be converted into such number of shares (or fraction thereof) of common stock, par value $0.01 per share, of the Surviving Corporation with an aggregate value immediately after the consummation of the Merger equal to the Merger Consideration.

At the Effective Time, all Dissenting Shares will be cancelled and cease to exist, and the holders of Dissenting Shares will only be entitled to the rights granted to them under Section 262 of the DGCL with respect to such Dissenting Shares.

After the Merger is completed, you will have the right to receive the Merger Consideration in respect of each share of Company Common Stock that you own (less any applicable withholding taxes), but you will no longer have any rights as a Company Stockholder (except that Company Stockholders who properly and validly exercise their appraisal rights, and do not withdraw their demands or otherwise lose their appraisal rights, will have a right to receive payment of the “fair value” of their shares of Company Common Stock as determined pursuant to an appraisal proceeding, as contemplated by Section 262 of the DGCL). For more information, please see the section of this Proxy Statement titled “The Merger—Appraisal Rights” beginning on page [●].

Treatment of Company RSU Awards and Company PSU Awards

Company RSU Awards

i.

At the Effective Time, each restricted stock unit (each, a “Company RSU”) granted under the Company Equity Plans (as defined in the Merger Agreement) prior to 2026 and each Company RSU held by a non-employee director of the Company, in each case whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company RSU, multiplied by (B) the Merger Consideration.

ii.

Each Company RSU that is not subject to the preceding clause (i) above that is outstanding as of immediately prior to the Effective Time will be canceled and automatically converted into and substituted with a cash award representing the right to receive, upon each applicable vesting date for such Company RSU (or if earlier, upon a severance-eligible termination of employment), and subject to the same time-vesting terms and conditions that applied to such Company RSU (other than vesting terms providing for accelerated vesting in connection with the Merger), as in effect immediately prior to such conversion, an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company RSU that would have vested on such vesting date had such Company RSU remained outstanding through such vesting date, multiplied by (B) the Merger Consideration.

Company PSU Awards

At the Effective Time, each performance stock unit (each, a “Company PSU” and, a Company RSU or a Company PSU each, a “Company Equity Award”) granted under the Company Equity Plans, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest, and subject to deduction for any required tax withholdings) equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company PSU (at maximum performance), multiplied by (B) the Merger Consideration.

For more information about the Merger Consideration, see the section titled “The Merger—Merger Consideration” beginning on page [●].

Recommendation of the Board and Reasons for the Merger (see page [●])

After careful consideration, the Board has unanimously (i) determined that the Merger Agreement and transactions contemplated therein, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company Stockholders; (ii) approved and declared advisable, the Merger Agreement and the transactions contemplated therein, including the Merger; (iii) approved the execution and delivery of the Merger Agreement and the performance by the Company of its covenants and obligations contained therein; (iv) directed that the Merger Agreement be submitted to the Company Stockholders for adoption at a meeting of the Company Stockholders; and (v) recommended that the Company Stockholders vote in favor of the adoption of the Merger Agreement.

Accordingly, the Board unanimously recommends, on behalf of the Company, that you vote: (i) “FOR” the Merger Agreement Proposal; (ii) “FOR” the non-binding, advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.

For more information about the material factors considered by the Board in reaching its conclusions see the section titled “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page [●].

Opinion of Moelis & Company LLC (see page [●])

In connection with the Merger, the Board received an oral opinion on February 12, 2026, which was subsequently confirmed by delivery of a written opinion dated February 12, 2026, from the Company’s financial advisor, Moelis & Company LLC (“Moelis”), as to the fairness, from a financial point of view and as of the date of such opinion, of the Merger Consideration to be received in the Merger by holders of Company Common Stock.

The full text of Moelis’ written opinion dated February 12, 2026, which sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this Proxy Statement and is incorporated herein by reference. Moelis’ opinion was provided for the use and benefit of the Board (solely in its capacity as such) in its evaluation of the Merger Consideration. Moelis’ opinion is limited solely to the fairness, from a financial point of view, of the Merger Consideration to the holders of Company Common Stock and does not address the Company’s underlying business decision to effect the Merger or the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available with respect to the Company. Moelis’ opinion does not constitute a recommendation to any Company Stockholder as to how such Company Stockholder should vote or act with respect to the Merger or any other matter. Moelis’ opinion was approved by a Moelis fairness opinion committee.

For a further discussion of Moelis’ opinion, see the section entitled “Opinion of Moelis & Company LLC” beginning on page [●] of this Proxy Statement.

Interests of the Company’s Directors and Executive Officers in the Merger (see page [●])

When considering the recommendation of the Board, the Company Stockholders should be aware that the Company’s directors and executive officers have certain interests in the Merger that may be different from, or in addition to, the interests of the Company Stockholders generally, including those interests listed below. The

Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests include the following:

•	accelerated vesting and payment in respect of Company RSUs and Company PSUs;

•	entitlement of our executive officers to receive retention bonuses and reimbursement for any excise taxes incurred; and

•	continued indemnification and directors’ and officers’ liability insurance to be provided by the Surviving Corporation.

If the proposal to adopt the Merger Agreement is approved, the shares of Company Common Stock held by the Company’s directors and executive officers will be treated in the same manner as outstanding shares of Company Common Stock held by all other Company Stockholders. For more information, please see the section of this Proxy Statement captioned, “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page [●].

Financing of the Merger (see page [●])

On February 13, 2026, Parent obtained a debt financing commitment of the Japanese yen equivalent of $5.4 billion from a certain financial institution, which will be used to finance a portion of the consideration due under the Merger Agreement and fees and expenses related to the transactions contemplated therein, subject to the terms and conditions set forth in the related debt commitment letter. The Merger is not subject to any financing condition.

For more information, see the section titled “The Merger—Financing of the Merger” beginning on page [●].

Appraisal Rights (see page [●])

If the Merger is consummated, the Company Stockholders of record and beneficial owners of shares of Company Common Stock who continuously are the holders of such shares of Company Common Stock through the Effective Time, who do not vote their shares in favor of the adoption of the Merger Agreement, who properly demand appraisal of such shares in accordance with Section 262 of the DGCL (“Section 262”), and who otherwise strictly comply with the statutory requirements of Section 262 will be entitled to seek an appraisal by the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”) of the “fair value” of their shares of Company Common Stock. The amount determined to be fair value by the court will be determined as of the Effective Time and could be more than, the same as, or less than the Merger Consideration. Voting “AGAINST” or failing to vote “FOR” the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 262.

This section is intended as a brief summary of the material provisions of Delaware law pertaining to appraisal rights. The following discussion, however, is not a complete summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 that is accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and incorporated by reference herein. Due to the complexity of the appraisal process, Company Stockholders and beneficial owners of shares of Company Common Stock who wish to seek appraisal of their shares or who wish to preserve their rights to do so should review the section titled “The Merger—Appraisal Rights” beginning on page [●] of this Proxy Statement and the applicable provisions of Section 262 carefully and are encouraged to seek the advice of legal counsel and financial advisors with respect to the exercise of appraisal rights since failure to timely and fully comply with the procedures set forth therein will result in the loss of such rights.

Generally, to exercise appraisal rights, Company Stockholders of record and beneficial owners of shares of Company Common Stock must: (1) properly and validly demand appraisal of such holder’s or owner’s shares of

Company Common Stock before the vote is taken on the Merger Agreement Proposal; (2) not vote in favor of the adoption of the Merger Agreement (whether by voting against the Merger Agreement Proposal, abstaining, or otherwise not voting with respect to the adoption of the Merger Agreement); (3) continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such shares of Company Common Stock through the effective date of the Merger; (4) not withdraw their demands or otherwise lose their rights to appraisal, and (5) otherwise strictly comply with the statutory requirements and satisfy certain ownership thresholds set forth in Section 262, in which case, such Company Stockholder may be entitled to have their shares of Company Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash for the “fair value” of their shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the Effective Time through the date of payment of the judgment.

Failure to follow exactly the procedures specified under Section 262 will result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the Company unless certain stock ownership conditions are satisfied by the Company Stockholders and beneficial owners of shares of Company Common Stock seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in this Proxy Statement, which is qualified in its entirety by Section 262, the relevant section of the DGCL regarding appraisal rights. If you hold your shares of Company Common Stock through a bank, broker, or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker, or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker, or other nominee. For more information, please see the section titled “The Merger—Appraisal Rights” beginning on page [●] of this Proxy Statement.

Certain Material U.S. Federal Income Tax Consequences of the Merger (see page [●])

The receipt of cash by Company Stockholders in exchange for shares of Company Common Stock in the Merger will be a taxable transaction to U.S. Holders (as defined under the section titled “The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger” beginning on page [●] of this Proxy Statement) for U.S. federal income tax purposes. Such receipt of cash by a Company Stockholder that is a U.S. Holder generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of Company Common Stock surrendered in the Merger. Backup withholding may also apply to the cash payments made pursuant to the Merger, unless the U.S. Holder complies with certification procedures under the backup withholding rules.

Company Stockholders that are Non-U.S. Holders (as defined under the section titled “The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger” beginning on page [●] of this Proxy Statement) generally will not be subject to U.S. federal income tax with respect to the exchange of Company Common Stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States or under certain other circumstances (as described in the section titled “The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger” beginning on page [●] of this Proxy Statement), but may be subject to the backup withholding rules described above unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding.

For a more complete description of the U.S. federal income tax consequences of the Merger, see the section titled “The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger” beginning on page [●] of this Proxy Statement. Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under U.S. federal income tax laws or the laws of any state, local, or non-U.S. taxing jurisdiction.

Regulatory Approvals Required for the Merger (see page [●])

Under the terms, and subject to the conditions, of the Merger Agreement, the Company, Parent, and Merger Sub have agreed to use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and cooperate with each other in order to do, all things necessary, proper or advisable under antitrust laws to consummate the transactions contemplated by the Merger Agreement as soon as practicable, including taking the actions further described in the section titled “The Merger—Regulatory Approvals Required for the Merger.”

Parent and the Company filed the notification required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), with the Premerger Notification Office of the Federal Trade Commission (the “FTC”) and the Antitrust Division of the United States Department of Justice (the “DOJ”) on [●], 2026. A transaction notifiable under the HSR Act may not be completed until the expiration or termination of a 30-day waiting period following the parties’ filings of their HSR Act notification and report forms. If the FTC or the DOJ issues a request for additional information and documentary materials (a “Second Request”) prior to the expiration of the initial waiting period, the parties must observe a second 30-day waiting period, which would begin to run only after the parties have substantially complied with the Second Request, unless the waiting period is terminated earlier or the parties otherwise agree to extend the waiting period.

At any time before or after the consummation of the Merger, notwithstanding the termination or expiration of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties, or requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the parties. U.S. state attorneys general and private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot be certain that a challenge to the Merger will not be made or that, if a challenge is made, we will prevail.

For more information, please see the sections of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal—Termination of the Merger Agreement,” and “Proposal 1: The Merger Agreement Proposal—Company Termination Fee.”

The Merger Agreement Proposal (see page [●])

A summary of the material provisions of the Merger Agreement, which is attached as Annex A to this Proxy Statement and which is incorporated by reference in this Proxy Statement, is described in the section of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal” beginning on page [●]. Among other things, the Merger Agreement includes the below terms and obligations.

No Solicitation of Other Offers

From the date of the Merger Agreement until the earlier of the Effective Time or the date on which the Merger Agreement is validly terminated, if any, the Company and the Board will not, and the Company will cause its subsidiaries and its and their respective directors and officers not to, and will use reasonable best efforts to cause its other representatives not to, directly or indirectly:

•	solicit, initiate, propose, or knowingly induce the making, submission, or announcement of, or knowingly encourage, facilitate, or assist, any inquiry or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal (as defined in the section titled “Proposal 1: The Merger Agreement Proposal—No Solicitation of Other Offers”);

•

provide to any third party any non-public information relating to the Company or the Company’s subsidiaries or afford to any third party access to the properties, assets, books, records or other non-public information, or to any personnel, of the Company or the Company’s subsidiaries, in any such case in connection with or with the intent to induce the making, submission, or announcement of, or to knowingly encourage, facilitate, or assist an Acquisition Proposal or any inquiries or the making of any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal; or

•

participate or engage in discussions, communications, or negotiations with any third party with respect to an Acquisition Proposal or inquiry or any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to refer the inquiring third party to the terms of the Merger Agreement).

Notwithstanding these restrictions, if the Company receives a bona fide written Acquisition Proposal (that did not result from a breach of the Merger Agreement) prior to receipt of the Company Stockholder Approval, the Board determines in good faith, after consultation with its independent financial advisor and outside legal counsel, that such Acquisition Proposal either constitutes a Superior Proposal (as defined in the section titled “Proposal 1: The Merger Agreement Proposal—No Solicitation of Other Offers”) or would reasonably be expected to result in a Superior Proposal, and failure to take action would be inconsistent with the Board’s fiduciary duties under applicable law, then the Company may enter into an Acceptable Confidentiality Agreement (as defined in the section titled “Proposal 1: The Merger Agreement Proposal—No Solicitation of Other Offers”) with the party that has made such Acquisition Proposal and participate or engage in discussions, communications or negotiations with such party and otherwise facilitate or encourage such Acquisition Proposal; provided that the Company will provide to Parent any non-public information that is provided to any third party prior to or substantially concurrently with (but in no event later than twenty-four (24) hours after) the time it is provided to such third party. For more information, please see the section of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal—No Solicitation Obligations.”

If the Company terminates the Merger Agreement prior to the adoption of the Merger Agreement by Company Stockholders for the purpose of entering into an Alternative Acquisition Agreement (as defined in the section titled “Proposal 1: The Merger Agreement Proposal—Solicitation of Other Offers”) providing for a Superior Proposal, the Company is required to pay the Company Termination Fee to Parent. For more information, please see the section of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal—Company Termination Fee.”

Conditions to the Closing of the Merger

The respective obligations of Parent, Merger Sub, and the Company, as applicable, to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of certain conditions, including the following:

•	the receipt of the Company Stockholder Approval;

•	the expiration or termination of the applicable waiting period (and extension thereof) applicable to the transactions contemplated by the Merger Agreement under the HSR Act;

•	the consummation of the Merger not being restrained, enjoined, or otherwise prohibited by any law, order, or injunction of any governmental entity after the date of the Merger Agreement;

•

the accuracy of the respective representations and warranties of the Company, Parent, and Merger Sub in the Merger Agreement, subject to applicable materiality or other qualifiers, as of the Closing Date

(as defined in the section titled “Proposal 1: The Merger Agreement Proposal— Closing and Effective Time”), or as of the date in respect of which such representation or warranty was specifically made;

•

the Company, Parent, and Merger Sub having performed and complied in all material respects with all of their respective obligations, covenants, and agreements required to be performed or complied with by them under the Merger Agreement at or prior to the closing; and

•	the absence of any Company Material Adverse Effect (as defined in the section titled “Proposal 1: The Merger Agreement Proposal—Representations and Warranties”).

For more information, please see the section of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal—Conditions to the Closing of the Merger.”

Termination of the Merger Agreement

The Company and Parent have the right to terminate the Merger Agreement under certain circumstances.

The Merger Agreement may be terminated by:

•	mutual agreement in writing;

•	either the Company or Parent if:

•	the Company Stockholder Approval is not obtained at the Special Meeting or any adjournment or postponement thereof;

•

there is a final, non-appealable order, injunctions, decree, judgment, directive or ruling after the date of the Merger Agreement in effect, which permanently restrains, enjoins, prohibits, or makes illegal the consummation of the Merger; or

•

the Merger has not been consummated by 11:59 p.m., Eastern Time, on August 13, 2026, subject to extension, absent written notice to the contrary by either Parent or the Company, for an additional three (3) months if necessary to obtain HSR Act approval or to resolve an injunction relating to other specified governmental consents;

•	by the Company:

•	if Parent or Merger Sub has an uncured or incurable breach of its representations, warranties, or covenants that results in its failure to satisfy certain closing conditions; or

•

prior to the Company Stockholder Approval, in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal in accordance with the Merger Agreement and the Company pays the Company Termination Fee; and

•	by Parent if:

•	the Company has an uncured or incurable breach of its representations, warranties or covenants that results in its failure to satisfy certain closing conditions; or

•	the Board effects a Change of Recommendation at any time prior to the receipt of the Company Stockholder Approval.

If the Merger Agreement is terminated under certain circumstances, such as if the Company terminates the Merger Agreement prior to the adoption of the Merger Agreement by Company Stockholders for the purpose of entering into an Alternative Acquisition Agreement providing for a Superior Proposal, the Company must pay Parent the Company Termination Fee of $82,336,000.

For more information, please see the sections of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal—Termination of the Merger Agreement” and “Proposal 1: The Merger Agreement Proposal—Company Termination Fee.”

QUESTIONS AND ANSWERS

The following questions and answers address some commonly asked questions regarding the Merger, the Merger Agreement, and the Special Meeting. These questions and answers may not address all questions that are important to you. You should carefully read and consider the more detailed information contained elsewhere in this Proxy Statement and the annexes to this Proxy Statement, including, but not limited to, the Merger Agreement, along with all of the documents we refer to in this Proxy Statement, as they contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions under the caption “Where You Can Find More Information” beginning on page [●] of this Proxy Statement.

Q:	Why am I receiving this Proxy Statement and proxy card or voting instruction form?

A:

You are receiving this Proxy Statement and proxy card or voting instruction form in connection with the solicitation of proxies by the Board for use at the Special Meeting because you have been identified as a holder of Company Common Stock as of the close of business on the Record Date for the Special Meeting. This Proxy Statement describes matters on which we urge you to vote and is intended to assist you in deciding how to vote your shares of Company Common Stock with respect to such matters.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person to vote your shares of Company Common Stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Company Common Stock is called a “proxy card.”

Q:	When and where is the Special Meeting?

A:	The Special Meeting will be held at [●] a.m. Pacific Time, on [●], 2026, at our corporate offices, located at 3161 Michelson Drive, Suite 1500, Irvine, California 92612.

Q:	What am I being asked to vote on at the Special Meeting?

A:	You are being asked to consider and vote on:

•	a proposal to approve the Merger Agreement Proposal, pursuant to which Merger Sub will merge with and into the Company and the Company will become an indirect, wholly owned subsidiary of Parent;

•	a proposal to approve, on a non-binding, advisory basis, the Compensation Proposal; and

•	a proposal to approve the Adjournment Proposal.

Q:	Who is entitled to vote at the Special Meeting?

A:

Company Stockholders as of the Record Date are entitled to receive notice of, and to vote at, the Special Meeting. Each holder of Company Common Stock is entitled to cast one vote on each matter properly brought before the Special Meeting for each share of Company Common Stock that such holder owned as of the close of business on the Record Date.

Q:	May I attend the Special Meeting and vote at the Special Meeting?

A:

Company Stockholders, including Company Stockholders of record and Company Stockholders who hold their shares in “street name” through banks, brokers or other nominees, are invited to attend the Special Meeting. Company Stockholders of record can vote in person at the Special Meeting.

To attend the Special Meeting, Company Stockholders of record need to bring a valid picture identification. If a Company Stockholder holds shares in “street name” through an account with a bank, broker, or other nominee, the holder will need to contact its bank, broker, or other nominee and obtain a “legal proxy” from the bank, broker or other nominee and present the “legal proxy” and valid picture identification at the Special Meeting, which “legal proxy” will serve as the Company Stockholder’s admission ticket. Cell phones must be turned off prior to entering the Special Meeting. Cameras and video, audio, or any other electronic recording devices will not be allowed in the meeting room during the Special Meeting, except to the extent permitted by us. You can obtain directions to be able to attend the Special Meeting and vote in person, by requesting them in writing or by telephone from us at the following address and telephone number: Tri Pointe Homes, Inc., 3161 Michelson Drive, Suite 1500, Irvine, California 92612, Attention: Investor Relations; Telephone: (949) 478-8696.

Q:	What will I receive if the Merger is completed?

A:

Upon completion of the Merger, you will be entitled to receive an amount in cash equal to $47.00, without interest thereon and subject to any applicable withholding taxes, for each share of Company Common Stock that you own immediately prior to the Effective Time, unless you are entitled to and have properly and validly exercised and not withdrawn, failed to perfect, or otherwise lost your appraisal rights under Section 262. For example, if you own one hundred shares of Company Common Stock, you would receive $4,700 in cash, in exchange for your shares of Company Common Stock, without interest and subject to deduction for any required withholding taxes. You will not receive any shares of capital stock in the Surviving Corporation or Parent. For more information, please see the section of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal—Merger Consideration” beginning on page [●] of this Proxy Statement.

Q:	How does the Merger Consideration compare to the market price of Company Common Stock prior to the announcement of entry into the Merger Agreement?

A:

The Merger Consideration of $47.00 per share of Company Common Stock represents a premium of approximately 29% over the Company’s closing stock price on February 12, 2026, the last trading day prior to the announcement of the Merger Agreement and a 42% premium to the volume weighted average price for the 90 day trading day period, ended on February 12, 2026.

Q:	What will I receive for my Company PSUs or Company RSUs, as applicable, if the Merger is completed?

A:	Company RSUs.

i.

At the Effective Time, each Company RSU granted under the Company Equity Plans prior to 2026 and each Company RSU held by a non-employee director of the Company, in each case whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company RSU, multiplied by (B) the Merger Consideration.

ii.

Each Company RSU that is not subject to the preceding clause (i) above that is outstanding as of immediately prior to the Effective Time will be canceled and automatically converted into and substituted with a cash award representing the right to receive, upon each applicable vesting date for such Company RSU (or if earlier, upon a severance-eligible termination of employment), and subject to the same time-vesting terms and conditions that applied to such Company RSU (other than vesting terms providing for accelerated vesting in connection with the Merger), as in effect immediately prior to such conversion, an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company RSU that would have vested on such vesting date had such Company RSU remained outstanding through such vesting date, multiplied by (B) the Merger Consideration.

Company PSUs. At the Effective Time, each Company PSU granted under the Company Equity Plans, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest, and subject to deduction for any required tax withholdings) equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company PSU (at maximum performance), multiplied by (B) the Merger Consideration.

Q:	What are the material U.S. federal income tax consequences of the Merger?

A:

The exchange of Company Common Stock for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a U.S. Holder (as defined in the section titled “The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger” beginning on page [●] of this Proxy Statement) who exchanges shares of Company Common Stock for cash in the Merger will generally recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. Holder’s adjusted tax basis in such shares. If you are a Non-U.S. Holder (as defined in the section titled “The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger” beginning on page [●] of this Proxy Statement), the Merger will generally not result in U.S. federal income tax to you unless you have certain connections with the United States or under certain other circumstances (as described in the section titled “The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger” beginning on page [●] of this Proxy Statement).

Because particular circumstances may differ, we recommend that you consult your own tax advisor to determine the U.S. federal income tax consequences relating to the Merger in light of your own particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local, or foreign taxing jurisdiction. For a more complete description of the U.S. federal income tax consequences of the Merger, see the section titled “The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger” beginning on page [●] of this Proxy Statement.

Q:	When do you expect the Merger to be completed?

A:

In order to complete the Merger, the Company is required to obtain the Company Stockholder Approval described in this Proxy Statement, and the other closing conditions under the Merger Agreement must be satisfied or waived. Assuming timely satisfaction of necessary closing conditions, including obtaining the Company Stockholder Approval, the Company is currently targeting to consummate the Merger in the second quarter of 2026. Since the Merger is subject to a number of conditions, the exact timing of the Merger cannot be determined at this time.

Q:	What happens if the Merger is not completed?

A:

If the Merger Agreement is not adopted by the Company Stockholders or if the Merger is not completed for any other reason, Company Stockholders will not receive any payment for their shares of Company Common Stock. Instead, the Company will remain an independent public company, shares of Company Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and the Company will continue to file periodic reports with the SEC with respect to Company Common Stock. Under specified circumstances, the Company will be required to pay Parent the Company Termination Fee upon the termination of the Merger Agreement, as described in the sections of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal—Termination of the Merger Agreement” and “Proposal 1: The Merger Agreement Proposal—Company Termination Fee.”

Q:	What vote is required to adopt the Merger Agreement?

A:

The affirmative vote of Company Stockholders holding a majority of the outstanding shares of Company Common Stock entitled to vote thereon that are issued and outstanding as of the Record Date is required to adopt the Merger Agreement.

Q:	What is a “broker non-vote”?

A:

A “broker non-vote” results when the banks, brokers, or other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of such shares. The Company does not expect any broker non-votes at the Special Meeting because each of the proposals to be presented at the Special Meeting is expected to be considered “non-routine.” As a result, no broker would be permitted to vote your shares of Company Common Stock at the Special Meeting without receiving instructions. Failure to instruct your broker on how to vote your shares of Company Common Stock will have the same effect as a vote “AGAINST” the Merger Agreement Proposal and will have no effect on the Compensation Proposal (assuming a quorum is present) or the Adjournment Proposal.

Q:	Why are Company Stockholders being asked to cast a non-binding advisory vote to approve the Compensation Proposal?

A:

The Exchange Act and applicable SEC rules thereunder require the Company to seek a non-binding, advisory vote with respect to certain payments that could become payable to its named executive officers in connection with the Merger.

Q:	What vote is required to approve the Compensation Proposal?

A:

The affirmative vote of the Company Stockholders having a majority of the votes which could be cast by the holders of all shares of Company Common Stock entitled to vote on such question which are present in person or by proxy at the Special Meeting is required for approval of the Compensation Proposal, on a non-binding, advisory basis.

Q:	What will happen if the Company Stockholders do not approve the Compensation Proposal at the Special Meeting?

A:

Approval of the Compensation Proposal is not a condition to the completion of the Merger. The vote with respect to the Compensation Proposal is an advisory vote and will not be binding on the Company. Therefore, if the other requisite stockholder approvals are obtained and the Merger is completed, the amounts payable under the Compensation Proposal will continue to be payable to the Company’s named executive officers in accordance with the terms and conditions of the applicable agreements.

Q:	What do I need to do now?

A:

You should carefully read and consider this entire Proxy Statement and the annexes to this Proxy Statement, including, but not limited to, the Merger Agreement, along with all of the documents that we refer to in this Proxy Statement, as they contain important information about, among other things, the Merger and how it affects you. Then sign, date, and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card), so that your shares of Company Common Stock can be voted at the Special Meeting, unless you wish to seek appraisal pursuant to Section 262. If you hold your shares of Company Common Stock in “street name,” please refer to the voting instruction forms provided by your commercial bank, broker, dealer, trust company, or other nominee to vote your shares of Company Common Stock.

Q:	May I exercise dissenters’ rights or rights of appraisal in connection with the Merger?

A:

Yes. In order to exercise your appraisal rights, you must follow the requirements set forth in Section 262. Under Section 262, Company Stockholders of record who continuously hold shares of Company Common Stock through the Effective Time and do not vote in favor of adopting the Merger Agreement, and beneficial owners of shares of Company Common Stock held either in voting trust or by a nominee on behalf of such person who beneficially own shares of Company Common Stock through the Effective Time that are not voted in favor of the adoption of the Merger Agreement will have the right to seek appraisal of the “fair value” of their shares of Company Common Stock as determined by the Delaware Court of Chancery if the Merger is completed. Appraisal rights will only be available to Company Stockholders and beneficial owners of shares of Company Common Stock, as the case may be, who properly deliver a written demand for an appraisal to the Company prior to the vote on the Merger Agreement Proposal at the Special Meeting and do not withdraw their demands, and who otherwise strictly comply with the procedures and requirements set forth in Section 262, which are summarized in this Proxy Statement. The appraisal amount could be more than, the same as, or less than the amount a Company Stockholder will be entitled to receive under the terms of the Merger Agreement. Holders and beneficial owners of Company Common Stock who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. A copy of Section 262 is accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and incorporated by reference herein. Failure to comply with the provisions of Section 262 in a timely and proper manner may result in the loss of appraisal rights. For additional information, please see the section titled “The Merger—Appraisal Rights” beginning on page [●] of this Proxy Statement.

Q:	What happens if I sell or otherwise transfer my shares of Company Common Stock after the Record Date but before the Special Meeting?

A:

The Record Date for the Special Meeting is earlier than the date of the Special Meeting and the date the Merger is expected to be completed. If you sell or transfer your shares of Company Common Stock after the Record Date but before the Special Meeting, you will transfer the right to receive the Merger Consideration, if the Merger is completed, to the person to whom you sell or transfer your shares of Company Common Stock, but you will retain your right to vote those shares of Company Common Stock at the Special Meeting. You will also lose the ability to exercise appraisal rights in connection with the Merger with respect to the transferred shares of Company Common Stock.

Q:	What is the difference between holding shares as a Company Stockholder of record and as a beneficial owner?

A:

If your shares of Company Common Stock are registered directly in your name with our transfer agent, EQ, you are considered, with respect to those shares, to be the “stockholder of record.” In this case, this Proxy Statement and your proxy card have been sent directly to you by the Company.

If your shares of Company Common Stock are held through a commercial bank, broker, dealer, trust company, or other nominee, you are considered the “beneficial owner” of shares of Company Common Stock held in “street name.” In that case, this Proxy Statement has been forwarded to you by your commercial bank, dealer, broker, trust company, or other nominee who is considered, with respect to those shares of Company Common Stock, to be the stockholder of record. As the beneficial owner, you have the right to direct your commercial bank, dealer, broker, trust company, or other nominee how to vote your shares of Company Common Stock by following their instructions for voting.

Q:	If my broker holds my shares in “street name,” will my broker vote my shares for me?

A:

No. Your commercial bank, dealer, broker, trust company, or other nominee is permitted to vote your shares of Company Common Stock on any proposal currently scheduled to be considered at the Special Meeting only if you instruct your commercial bank, dealer, broker, trust company, or other nominee on how to vote. You should follow the procedures provided by your commercial bank, dealer, broker, trust company, or other nominee to vote your shares of Company Common Stock. Without instructions, your shares of Company Common Stock will not be voted on such proposals, which will have the same effect as if you voted “AGAINST” the Merger Agreement Proposal, and which will have no effect on the Compensation Proposal (assuming a quorum is present) or the Adjournment Proposal.

Q:	How may I vote?

A:	If you are a Company Stockholder of record (that is, if your shares of Company Common Stock are registered in your name with EQ, our transfer agent), there are four (4) ways to vote:

•	by visiting the Internet at the address on your proxy card;

•	by calling toll-free (within the U.S. or Canada) at the phone number on your proxy card;

•	by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope; or

•	by attending the Special Meeting and voting at the meeting.

A 16-digit control number, located on your proxy card, is designed to verify your identity and allow you to vote your shares of Company Common Stock, and to confirm that your voting instructions have been properly recorded when voting electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). Please be aware that, although there is no charge for voting your shares of Company Common Stock, if you vote electronically over the Internet or by telephone, you may incur costs such as Internet access and telephone charges for which you will be responsible.

Even if you plan to attend the Special Meeting, you are strongly encouraged to vote your shares of Company Common Stock by proxy. If you are a record holder or if you obtain a “legal proxy” to vote shares of Company Common Stock that you beneficially own, you may still vote your shares of Company Common Stock at the Special Meeting even if you have previously voted by proxy. If you are present at the Special Meeting and vote your shares, your previous vote by proxy will be canceled and not counted.

If your shares of Company Common Stock are held in “street name” through a commercial bank, dealer, broker, trust company, or other nominee, you may vote through your commercial bank, dealer broker, trust company, or other nominee by completing and returning the voting form provided by your commercial bank, dealer, broker, trust company, or other nominee, or, if such a service is provided by your commercial bank, dealer, broker, trust company, or other nominee, electronically over the Internet or by telephone. To vote over the Internet or by telephone through your commercial bank, dealer, broker, trust company, or other nominee, you should follow the instructions on the voting form provided by your commercial bank, dealer, broker, trust company, or other nominee.

Q:	May I change my vote after I have mailed my signed and dated proxy card?

A:	Company Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke or change your proxy at any time before the Special Meeting. If you are the record holder of your shares of Company Common Stock, you may revoke or change your proxy in any one of the following ways:

•

Attending the Special Meeting and voting your shares during the meeting, provided that your attendance at the Special Meeting will not automatically revoke your proxy unless you properly vote during the Special Meeting;

•

Specifically requesting that your prior proxy be revoked by delivering a written notice of revocation prior to the Special Meeting to the Company’s corporate secretary at the Company’s corporate offices at 3161 Michelson Drive, Suite 1500, Irvine, California 92612;

•	Properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities; or

•

Duly completing a later-dated proxy card relating to the same shares of Company Common Stock and delivering it to the Company’s corporate secretary before the taking of the vote at the Special Meeting.

At the time the Special Meeting occurs, your most current proxy card or telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares of Company Common Stock are held by your broker, dealer, trust company, or commercial bank as a nominee or agent, you should follow the instructions provided by your broker, dealer, trust company, or commercial bank.

Q:	How does the Board recommend that I vote?

A:

The Board unanimously recommends, on behalf of the Company, that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the non-binding, advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

Q:	If a Company Stockholder gives a proxy, how are the shares voted?

A:

The individuals named on the enclosed proxy card, or your proxies, will vote your shares of Company Common Stock in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares of Company Common Stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares of Company Common Stock should be voted on a matter, the shares represented by your properly signed proxy will be voted: (i) “FOR” the Merger Agreement Proposal; (ii) “FOR” the non-binding, advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.

Q:	What should I do if I receive more than one set of voting materials?

A:

Please sign, date and return (or grant your proxy electronically over the Internet or by telephone using the instructions provided in the enclosed proxy card) each proxy card and voting instruction card that you receive.

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares of Company Common Stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares of Company Common Stock. If you are a Company Stockholder of record and your shares of Company Common Stock are registered in more than one name, you will receive more than one proxy card.

Q:	Where can I find the voting results of the Special Meeting?

A:

If available, the Company may announce preliminary voting results at the conclusion of the Special Meeting. The Company intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the Special Meeting. All reports that the Company files with the SEC are publicly available when filed. For more information, please see the section of this Proxy Statement titled “Where You Can Find More Information.”

Q:	Who can help answer my questions?

A:

If you have any questions concerning the Merger, the Special Meeting or this Proxy Statement, would like additional copies of this Proxy Statement or need help voting your shares of Company Common Stock, please contact the Company’s proxy solicitor:

D.F. King & Co., Inc.

28 Liberty Street, 53rd Floor

New York, New York 10005

Stockholders May Call: (877) 478-5047

Banks and Brokers May Call Collect: (212) 257-2468

Email: TPH@dfking.com

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including with respect to the proposed transactions contemplated by the Merger Agreement (the “Transactions”), including the expected timetable for completing the Transactions, future opportunities for the combined businesses and the expected benefits of the proposed Transactions, including with respect to U.S. home deliveries and home sales, community count expansion and the growth of the Tri Pointe Homes brand. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “target,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on various assumptions, whether or not identified in this Proxy Statement, are not guarantees of future performance and reflect management’s current expectations. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the Company’s control.

Some of the factors which could cause outcomes and results to differ materially from expectations include the following: (i) the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the businesses of the Company and the price of the Company Common Stock; (ii) the failure to satisfy the conditions to the consummation of the Transactions, including the adoption of the Merger Agreement by the Company Stockholders and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay the Company Termination Fee; (v) unanticipated difficulties or expenditures relating to the Transactions, including the response of business partners and competitors to the announcement of the Transactions or difficulties in employee retention as a result of the announcement and pendency of the Transactions; (vi) risks that the Transactions disrupt current plans and operations; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk of any litigation relating to the Transactions; (ix) the effects of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; (x) the prices and availability of supply chain inputs, including raw materials, labor and home components; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letter received in connection with the Transactions; (xii) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for the Company’s products; (xiii) risks relating to certain restrictions during the pendency of the Transactions that may impact the ability of the Company and Parent to pursue certain business opportunities or strategic transactions; (xiv) risks that the benefits of the Transactions are not realized when and as expected; (xv) other factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC; and (xvi) the risks described in this Proxy Statement.

No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements. Company Stockholders are advised to consult any future disclosures that we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

THE SPECIAL MEETING

The enclosed proxy is solicited on behalf of the Board for use at the Special Meeting.

Date, Time, and Place

The Special Meeting will be held at [●] a.m. Pacific Time, on [●], 2026, at our corporate offices, located at 3161 Michelson Drive, Suite 1500, Irvine, California 92612.

Purpose of the Special Meeting

At the Special Meeting, we will ask Company Stockholders to vote on proposals to: (i) approve the Merger Agreement Proposal; (ii) approve, on a non-binding advisory basis, the Compensation Proposal; and (iii) approve the Adjournment Proposal.

We do not expect that any matters other than the proposals set forth above will be brought before the Special Meeting, and only matters specified in the notice of the meeting may be acted upon at the Special Meeting.

Company Stockholders must approve the Merger Agreement Proposal in order for the Merger to be consummated. If the Company Stockholders fail to approve the proposal to adopt the Merger Agreement, the Merger will not be consummated. A copy of the Merger Agreement is attached as Annex A to this Proxy Statement, which we urge you to read carefully in its entirety.

Record Date; Shares Entitled to Vote; Quorum

Only Company Stockholders of record as of the close of business on the Record Date are entitled to notice of the Special Meeting, and to vote at the Special Meeting. Information on how to obtain access to the list of stockholders of record entitled to vote at the Special Meeting for any purpose germane to the meeting will be available beginning ten (10) days prior to the meeting on our website at investors.tripointehomes.com in the Resources section of the Investors webpage. Stockholders submitting any such request will be asked to include their control number.

The presence in person or by proxy of Company Stockholders having a majority of the votes which could be cast by the holders of all outstanding shares of Company Common Stock entitled to vote at the meeting constitutes a quorum at the Special Meeting. On the Record Date, there were [●] shares of Company Common Stock outstanding and entitled to vote at the Special Meeting, meaning that [●] shares of Company Common Stock must be represented in person or by proxy at the Special Meeting to have a quorum. In the event that a quorum is not present at the Special Meeting, it is expected that the meeting will be adjourned to solicit additional proxies to approve the Merger Agreement Proposal.

Vote Required; Abstentions and Broker Non-Votes

The affirmative vote of the Company Stockholders holding a majority of the outstanding shares of Company Common Stock entitled to vote on the Merger Agreement as of the Record Date is required to adopt the Merger Agreement. As of the Record Date, [●] shares constitute a majority of the outstanding shares of Company Common Stock entitled to vote on the Merger Agreement. Adoption of the Merger Agreement by Company Stockholders is a condition to the closing.

Approval of the Compensation Proposal, on a non-binding, advisory basis, requires, assuming a quorum is present, the affirmative vote of the Company Stockholders having a majority of the votes which could be cast by the holders of all shares of Company Common Stock entitled to vote on such question which are present in person or by proxy at the Special Meeting. The approval of the Compensation Proposal is on a non-binding, advisory basis and is not a condition to the completion of the Merger.

Whether or not a quorum is present, approval of the Adjournment Proposal to adjourn the Special Meeting requires the affirmative vote of the Company Stockholders having a majority of the votes which could be cast by the holders of all shares of Company Common Stock entitled to vote on such question which are present in person or by proxy at the Special Meeting. Whether or not a quorum is present, the chairman of the Special Meeting may adjourn the Special Meeting to another place (if any), date, and time.

If a Company Stockholder abstains from voting, that abstention will be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as if the Company Stockholder voted “AGAINST” the Merger Agreement Proposal, the Compensation Proposal, or the Adjournment Proposal.

If no instructions as to how to vote are given in a validly executed, duly returned, and not revoked proxy, the proxy will be voted (i) “FOR” the Merger Agreement Proposal; (ii) “FOR” the non-binding, advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.

The Company does not expect any broker non-votes at the Special Meeting because the stock exchange rules applicable to banks, brokers, and other nominees only provide brokers with discretionary authority to vote on proposals that are considered “routine,” whereas each of the proposals to be presented at the Special Meeting is considered “non-routine.” As a result, no broker would be permitted to vote your shares of Company Common Stock at the Special Meeting without receiving instructions. Failure to instruct your broker on how to vote your shares of Company Common Stock will have the same effect as a vote “AGAINST” the Merger Agreement Proposal, and will have no effect on the Compensation Proposal (assuming a quorum is present) or the Adjournment Proposal, other than reducing the number of affirmative votes required to achieve a majority as to such matters by reducing the total number of shares of Company Common Stock relative to which the majority is calculated.

Stock Ownership and Interests of Certain Persons

As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [●] shares of Company Common Stock, representing approximately [●]% of the shares of Company Common Stock outstanding on the Record Date.

Our directors and executive officers have informed us that they currently intend to vote all of their respective shares of Company Common Stock (i) “FOR” the Merger Agreement Proposal; (ii) “FOR” the non-binding, advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.

Voting of Proxies

If, at the close of business on the Record Date, your shares of Company Common Stock are registered in your name with our transfer agent, EQ, you may cause your shares of Company Common Stock to be voted by returning a signed and dated proxy card in the accompanying prepaid envelope, or you may vote at the Special Meeting. Additionally, you may grant a proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to grant a proxy electronically over the Internet or by telephone. Based on your proxy card or Internet and telephone proxies, the proxy holders will vote your shares of Company Common Stock according to your directions.

Voting instructions are included on your proxy card. All shares of Company Common Stock represented by properly signed and dated proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the Company Stockholders. Properly signed and dated proxies that do not contain voting instructions will be voted: (i) “FOR” the Merger Agreement Proposal; (ii) “FOR” the non-binding, advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.

If, at the close of business on the Record Date, your shares of Company Common Stock are held in “street name” through a commercial bank, dealer, broker, trust company, or other nominee, you may vote through your commercial bank, dealer, broker, trust company, or other nominee by completing and returning the voting form provided by your commercial bank, dealer, broker, trust company, or other nominee or attending the Special Meeting and voting with a “legal proxy” from your commercial bank, dealer, broker, trust company, or other nominee. If such a service is provided, you may vote over the Internet or telephone through your commercial bank, dealer, broker, trust company, or other nominee by following the instructions on the voting form provided by your commercial bank, dealer, broker, trust company, or other nominee. If you do not return your bank’s, broker’s, or other nominee’s voting form, do not vote via the Internet or telephone through your commercial bank, dealer, broker, trust company, or other nominee, if possible, or do not attend the Special Meeting and vote with a “legal proxy” from your commercial bank, dealer, broker, trust company, or other nominee, it will have the same effect as if you voted “AGAINST” the Merger Agreement Proposal, but will have no effect on the Compensation Proposal (assuming a quorum is present) and the Adjournment Proposal.

Revocability of Proxies

Company Stockholder of Record: Shares Registered in Your Name

If you are a Company Stockholder of record entitled to vote at the Special Meeting, you can revoke or change your proxy at any time before the Special Meeting is held in any one of the following ways:

•

Attending the Special Meeting and voting your shares during the meeting, provided that your attendance at the Special Meeting will not automatically revoke your proxy unless you properly vote during the Special Meeting;

•

Specifically requesting that your prior proxy be revoked by delivering a written notice of revocation prior to the Special Meeting to the Company’s corporate secretary at the Company’s corporate offices at 3161 Michelson Drive, Suite 1500, Irvine, California 92612;

•	Properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities; or

•

Duly completing a later-dated proxy card relating to the same shares of Company Common Stock and delivering it to the Company’s corporate secretary before the taking of the vote at the Special Meeting.

At the time the Special Meeting occurs, the most current proxy card or telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares of Company Common Stock are held in “street name” by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Adjournments

Although it is not currently expected, in the absence of a quorum the affirmative vote of Company Stockholders having a majority of the votes which could be cast by all Company Stockholders present in person or by proxy may adjourn the Special Meeting. The chairman of the Special Meeting may, for any or no reason, adjourn and/or recess the Special Meeting. An adjournment may be made without notice if the date, time, and place (if any), and the means of remote communication (if any) of such adjourned meeting are (i) announced at the meeting at which the adjournment is taken or (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxyholders to participate in the meeting by means of remote communication.

The Board’s Recommendation

After careful consideration, the Board has unanimously (i) determined that the Merger Agreement and transactions contemplated therein, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company Stockholders; (ii) approved and declared advisable, the Merger Agreement and the transactions contemplated therein, including the Merger; (iii) approved the execution and delivery of the Merger Agreement and the performance by the Company of its covenants and obligations contained therein; (iv) directed that the Merger Agreement be submitted to the Company Stockholders for adoption at a meeting of the Company Stockholders; and (v) recommended that the Company Stockholders vote in favor of the adoption of the Merger Agreement.

Accordingly, the Board recommends, on behalf of the Company, that you vote: (i) “FOR” the Merger Agreement Proposal; (ii) “FOR” the non-binding, advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.

Expenses of Proxy Solicitor

The expense of preparing, printing, and mailing materials related to the Special Meeting is being borne by the Company. The Company has retained D.F. King & Co., Inc. as proxy solicitor at a cost of approximately $[●] plus expenses.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on [●], 2026

This Proxy Statement is available through the “SEC Reports” section of our Investors website at https://investors.tripointehomes.com/investors/financial-info/sec-reports/.

Attending the Special Meeting

Only Company Stockholders, including Company Stockholders of record and Company Stockholders who hold their shares in “street name” through banks, brokers, or other nominees, are invited to attend the Special Meeting. Company Stockholders of record can vote in person at the Special Meeting.

To attend the Special Meeting, Company Stockholders of record need to bring a valid picture identification. If a Company Stockholder holds shares in “street name” through an account with a bank, broker, or other nominee, the holder will need to contact its bank, broker, or other nominee and obtain a “legal proxy” from the bank, broker, or other nominee and present the “legal proxy” and valid picture identification at the Special Meeting, which “legal proxy” will serve as the Company Stockholder’s admission ticket. Cell phones must be turned off prior to entering the Special Meeting. Cameras and video, audio, or any other electronic recording devices will not be allowed in the meeting room during the Special Meeting, except to the extent permitted by us. You can obtain directions to be able to attend the Special Meeting and vote in person, by requesting them in writing or by telephone from us at the following address and telephone number: Tri Pointe Homes, Inc., 3161 Michelson Drive, Suite 1500, Irvine, California 92612, Attention: Investor Relations; Telephone: (949) 478-8696. Information on how to obtain access to the list of stockholders of record entitled to vote at the Special Meeting for any purpose germane to the meeting will be available beginning ten (10) days prior to the meeting on our website at investors.tripointehomes.com in the Resources section of the Investors webpage.

Questions and Additional Information

If you have any questions concerning the Merger, the Special Meeting, or this Proxy Statement, would like additional copies of this Proxy Statement or need help voting your shares of Company Common Stock, please contact the Company’s proxy solicitor:

D.F. King & Co., Inc.

28 Liberty Street, 53rd Floor

New York, New York 10005

Stockholders May Call: (877) 478-5047

Banks and Brokers May Call Collect: (212) 257-2468

Email: TPH@dfking.com

THE MERGER

This description of the proposed Merger is qualified in its entirety by reference to the Merger Agreement, which is attached to this Proxy Statement as Annex A and incorporated into this Proxy Statement by reference. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger, because this document contains important information about the Merger and how it affects you.

Parties Involved in the Merger

Tri Pointe Homes, Inc.

The Company builds premium homes and communities with deep ties to the communities it serves—some for as long as a century. The Company combines the financial resources, technology platforms, and proven leadership of a national organization with the regional insights, longstanding community connections, and agility of empowered local teams. The Company’s growth strategy is to capitalize on high demand in selected “core” markets with favorable population and employment growth as a result of proximity to job centers or primary transportation corridors. The Company’s operations are organized in two principal businesses: homebuilding and financial services. In consideration of the geographical layout of the Company’s homebuilding markets, we have identified three homebuilding operating and reporting segments: West region (including Arizona, California, Nevada, and Washington), Central region (including Colorado, Texas, and Utah), and East region (including the District of Columbia, Florida, Maryland, North Carolina, South Carolina, and Virginia).

The Company’s principal executive offices are located at 940 Southwood Blvd, Suite 200, Incline Village, Nevada 89451. Our telephone number is (775) 413-1030.

Company Common Stock is currently listed on the NYSE under the symbol “TPH.”

Sumitomo Forestry Co., Ltd.

Parent is engaged in a broad range of global businesses centered on wood, including forestry management, the manufacture and distribution of wood building materials, the contracting of single-family homes and medium- to large-scale wooden buildings, real estate development, and wood biomass power generation. Since entering the U.S. single-family housing business in 2003, Parent has expanded its business after navigating the challenging period following the global financial crisis and has since achieved steady organic growth. For more than 20 years, Parent has grown its U.S. homebuilding business, with one of its stated strategic pillars being the continued expansion of the number of homes Parent delivers to U.S. homebuyers.

In Parent’s long-term vision, “Mission TREEING 2030,” the group is seeking to promote the Sumitomo Forestry Wood Cycle, a value chain to contribute to decarbonization for the whole of society by increasing the CO2 absorption of forests and popularizing wooden buildings that store carbon for long periods of time. Parent continues to achieve sustained growth toward achieving its target of supplying 23,000 homes by 2030, as set forth in its long-term vision, “Mission TREEING 2030”.

Parent’s common stock is currently traded on the Tokyo Stock Exchange.

Teton NewCo, Inc.

Merger Sub is a Delaware corporation and an indirect, wholly owned subsidiary of Parent and was formed on February 6, 2026 solely for the purpose of engaging in the Merger, and has not engaged in any business activities other than as contemplated by the Merger Agreement. Upon completion of the Merger, Merger Sub will merge with and into the Company and will cease to exist.

Effect of the Merger

On the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, and in accordance with the DGCL, Merger Sub will merge with and into the Company, with the Company continuing as the Surviving Corporation. As a result of the Merger, Company Common Stock will no longer be publicly traded, and will be delisted from the NYSE. In addition, Company Common Stock will be deregistered under the Exchange Act. Except to the extent required pursuant to the indentures governing any Company Notes that remain outstanding following the Closing Date, the Company will no longer file periodic or other reports with the SEC. If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation.

The Effective Time will occur upon the filing of an executed certificate of merger with the Secretary of State of the State of Delaware (or at such later date or time as may be specified in the certificate of merger and agreed to in writing by the parties to the Merger Agreement in accordance with the DGCL).

Effect on the Company if the Merger is Not Completed

If the Merger Agreement is not adopted by the Company Stockholders, or if the Merger is not completed for any other reason:

•	the Company Stockholders will not be entitled to, nor will they receive, any payment for their respective shares of Company Common Stock pursuant to the Merger Agreement;

•

(A) the Company will remain an independent public company, (B) Company Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and (C) the Company will continue to file periodic reports with the SEC with respect to Company Common Stock;

•

the Company anticipates that (A) management will operate the business in a manner similar to that in which it is being operated today and (B) Company Stockholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to the Company’s business, prospects, and results of operations, as such may be affected by, among other things, the industry in which the Company operates and economic conditions;

•

the price of Company Common Stock may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of Company Common Stock would return to the price at which it trades as of the date of this Proxy Statement;

•

the Board will continue to evaluate and review the Company’s business operations, strategic direction, and capitalization, among other things, and will make such changes as are deemed appropriate (irrespective of these efforts, it is possible that no other transaction acceptable to the Board would be offered or that the Company’s business, prospects, and results of operations would be adversely impacted); and

•

under certain specified circumstances, the Company may be required to pay Parent the Company Termination Fee. For more information, please see the sections of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal—Termination of the Merger Agreement” and “Proposal 1: The Merger Agreement Proposal—Company Termination Fee.”

Merger Consideration

Company Common Stock

At the effective time of the Merger:

•	each share of Company Common Stock issued and outstanding as of immediately prior to the Effective Time will be automatically converted into the right to receive the Merger Consideration, except for

Owned Company Shares, shares held by any direct or indirect wholly owned subsidiary of the Company, or Dissenting Shares;

•	each Owned Company Share will automatically be canceled and cease to exist, and no consideration or payment will be delivered in exchange therefor or in respect thereof; and

•

each share of Company Common Stock held by any direct or indirect wholly owned subsidiary of the Company, if any, will be converted into such number of shares (or fraction thereof) of common stock, par value $0.01 per share, of the Surviving Corporation with an aggregate value immediately after the consummation of the Merger equal to the Merger Consideration.

At the Effective Time, all Dissenting Shares will be cancelled and cease to exist, and the holders of Dissenting Shares will only be entitled to the rights granted to them under Section 262 with respect to such Dissenting Shares.

After the Merger is completed, you will have the right to receive the Merger Consideration in respect of each share of Company Common Stock that you own (less any applicable withholding taxes), but you will no longer have any rights as a Company Stockholder (except that Company Stockholders who properly and validly exercise their appraisal rights, and do not withdraw or otherwise lose their appraisal rights, will have a right to receive payment of the “fair value” of their shares of Company Common Stock as determined pursuant to an appraisal proceeding, as contemplated by Section 262). For more information, please see the section of this Proxy Statement titled “The Merger—Appraisal Rights.”

Treatment of Company RSUs and Company PSUs

Company RSUs

i.

At the Effective Time, each Company RSU granted under the Company Equity Plans prior to 2026 and each Company RSU held by a non-employee director of the Company, in each case whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company RSU, multiplied by (B) the Merger Consideration.

ii.

Each Company RSU that is not subject to the preceding clause (i) above that is outstanding as of immediately prior to the Effective Time will be canceled and automatically converted into and substituted with a cash award representing the right to receive, upon each applicable vesting date for such Company RSU (or if earlier, upon a severance-eligible termination of employment), and subject to the same time-vesting terms and conditions that applied to such Company RSU (other than vesting terms providing for accelerated vesting in connection with the Merger), as in effect immediately prior to such conversion, an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company RSU that would have vested on such vesting date had such Company RSU remained outstanding through such vesting date, multiplied by (B) the Merger Consideration.

Company PSUs

At the Effective Time, each Company PSU granted under the Company Equity Plans, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest, and subject to deduction for any required tax withholdings) equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company PSU (at maximum performance), multiplied by (B) the Merger Consideration.

Background of the Merger

The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. The following chronology does not purport to catalogue every conversation among the Board, Company management or any other parties, their respective affiliates or advisors or representatives of each of the foregoing, but is instead a summary of material developments over the course of such discussions and negotiations. Except as stated otherwise, all dates and times discussed in this “Background of the Merger” section are reflective of Pacific Time.

As part of the Company’s ongoing consideration and evaluation of its long-term strategic goals and plans, the Company regularly assesses the Company’s business and operations, competitive position, historical performance, future prospects and long-term strategic plan. In connection with this process, the Board and Company management periodically review and consider such strategic goals and plans. These reviews have included, among other things, consideration of potential opportunities for acquisitions, divestitures and other potential financial and strategic alternatives, in each case with a view towards enhancing stockholder value.

As part of their routine coverage efforts of parties participating in the homebuilding industry, from time to time, representatives of Moelis engaged in various separate discussions with representatives of Sumitomo Forestry America, Inc. (“SF America”) and representatives of the Company regarding the U.S. housing market, mergers and acquisitions trends and their respective strategic objectives. In that context, Moelis representatives discussed with Parent and the Company, among other topics, the possibility of strategic transactions in the industry. These initial discussions were conducted by Moelis in the ordinary course of its coverage activities and were not undertaken at the direction of the Board or Company management or the board of directors or management of Parent.

On May 16, 2024, Atsushi Iwasaki, then President of SF America and currently Parent’s Managing Executive Officer (Divisional Manager of Overseas Housing Division), Doug Bauer, the Company’s Chief Executive Officer, and Thomas Mitchell, the Company’s President and Chief Operating Officer, met for a dinner meeting in Newport Beach, California. A representative of Moelis attended the meeting as a facilitator, but not as an advisor to either party. During the meeting, Messrs. Bauer and Iwasaki had introductory high-level discussions regarding the parties’ respective business philosophies, management approaches, corporate cultures and current market conditions. Following the meeting, Mr. Bauer briefed Steven Gilbert, Chairman of the Board, about the meeting and discussion.

On September 18, 2024, Mr. Mitchell and Glenn Keeler, the Company’s Chief Financial Officer, met with Mr. Iwasaki and Toshiro Mitsuyoshi, Parent’s President and Executive Officer (and a Representative Director), in Irvine, California. A representative of Moelis attended the meeting as a facilitator, but not as an advisor to either party. The meeting was introductory in nature and consisted primarily of the exchange of additional background information regarding the parties’ respective businesses. Following the meeting, Messrs. Bauer and Mitchell briefed Mr. Gilbert about the meeting and discussion.

On June 21, 2025, at the invitation of Parent, Messrs. Bauer and Mitchell, together with a representative of Moelis, traveled to Tokyo, Japan for a two-day visit that included executive meetings and site tours with members of Parent’s leadership team, including Mr. Mitsuyoshi, Mr. Iwasaki and Atsushi Kawamura, Parent’s Senior Managing Executive Officer. During these meetings, the parties discussed their respective businesses. Mr. Mitsuyoshi also discussed Parent’s long-term growth strategy in the U.S., including its stated objective of supplying approximately 23,000 homes annually by 2030, as articulated in Parent’s long-term vision, “Mission TREEING 2030.”

On July 23, 2025, the Board held a meeting at which Messrs. Bauer and Mitchell provided an update regarding their meetings with representatives of Parent in Tokyo.

On September 19, 2025, Messrs. Iwasaki, Bauer and Mitchell met in Newport Beach, California. A representative of Moelis also attended the meeting. During this meeting, the attendees continued their discussion of their respective businesses and strategic objectives. Following the meeting, Mr. Bauer individually briefed each member of the Board regarding the discussion with Mr. Iwasaki.

On November 15, 2025, Messrs. Bauer and Mitchell met with Messrs. Iwasaki and Mitsuyoshi for a dinner meeting in Los Angeles, California, also attended by a representative of Moelis. During this meeting, Mr. Mitsuyoshi, among other things, described his views regarding the potential strategic fit between Parent and the Company, Parent’s long-term objective of achieving approximately 23,000 home deliveries annually in the U.S. by 2030 through Parent’s “Mission TREEING 2030,” and that Parent was dedicated to becoming a leading homebuilder in the U.S. Mr. Mitsuyoshi also noted that he believed the Company could serve as a platform to support Parent’s achievement of these objectives in the U.S. Mr. Mitsuyoshi indicated that members of Parent’s board of directors were scheduled to meet on November 28, 2025 to discuss, among other matters, the potential consideration of an offer to acquire the Company, and that Mr. Iwasaki would follow up with Mr. Bauer on or about December 1, 2025. In response, Mr. Mitchell indicated that the Company was not for sale, but that the Board would consider possible proposals to create value for Company stockholders. Following the meeting, Mr. Bauer individually briefed each of the Board members about the discussion with the Parent representatives.

On December 1, 2025, Mr. Iwasaki called Mr. Bauer and indicated Parent’s intention to submit a non-binding indication of interest to acquire the Company at a price of $41.00 per share. Later that day, Parent submitted a written preliminary, non-binding indication of interest to purchase all outstanding shares of Company common stock at a price of $41.00 per share in cash (the “December 1 Proposal”), which represented an approximately 20% premium to the Company’s closing stock price of $34.21 on November 26, 2025 and an approximately 23% premium to the Company’s 90-day volume weighted average stock price as of November 26, 2025. The December 1 Proposal noted, among other things, that there would be no financing contingency for the proposed transaction, and that Parent believed it could complete all remaining due diligence and execute a definitive agreement within 45 days of mutual engagement. The December 1 Proposal stated Parent’s belief that a significant part of the Company’s value resides in its management team and employees with their long-term experience in delivering quality homes in the U.S., and noted that at the appropriate time, Parent envisioned engaging in discussions with the Company’s management team about the go-forward management structure. The December 1 Proposal also stated that Parent had engaged Morgan Stanley (and their affiliate Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.) (collectively, “Morgan Stanley”) and Morrison & Foerster LLP (“Morrison & Foerster”) as its financial and legal advisors, respectively.

Following receipt of the December 1 Proposal, Company management discussed the December 1 Proposal with representatives of Moelis, which the Company anticipated engaging as its financial advisor, and representatives of Paul Hastings LLP (“Paul Hastings”), outside legal counsel to the Company. Mr. Bauer also had individual discussions with Board members to discuss the proposal and potential responses. Following these discussions, the consensus of the Board members was that the December 1 Proposal price was inadequate and Moelis was therefore directed to inform Parent of the Board’s rejection of the December 1 Proposal.

On December 2, 2025, as directed by the Board, representatives of Moelis informed Mr. Iwasaki and representatives of Morgan Stanley that the Board had rejected the December 1 Proposal on the basis that its price was inadequate and did not reflect the Company’s standalone prospects or its strategic value and that the Company was not for sale.

On December 8, 2025, Mr. Iwasaki contacted Mr. Bauer to discuss the Company’s rejection of the December 1 Proposal. During the discussion, Mr. Bauer conveyed the Board’s view that a transaction price based solely on a premium to the Company’s then-current trading price would not appropriately reflect the Company’s intrinsic value, noting that the Company’s stock price reflected, among other things, market factors that did not fully capture the Company’s underlying asset values.

On December 9, 2025, a customary relationship disclosure letter from Moelis was distributed to the Board.

On December 10, 2025, representatives of Moelis had a discussion with representatives of Morgan Stanley, who indicated that Parent understood that the December 1 Proposal price of $41.00 per share was not attractive to the Company and that Parent was considering whether to provide an improved proposal. Representatives of Moelis informed Company management of this discussion.

On December 11, 2025, Mr. Iwasaki called Mr. Bauer and indicated Parent’s intention to submit a revised preliminary, non-binding indication of interest to acquire the Company at a price of $45.00 per share. Later that day, Parent submitted a written revised preliminary, non-binding indication of interest to acquire all outstanding shares of Company common stock at a price of $45.00 per share in cash (the “December 11 Proposal”) which represented an approximately 10% increase to the December 1 Proposal, an approximately 34% premium to the Company’s closing stock price of $33.69 on December 10, 2025 and an approximately 34% premium to the Company’s 90-day volume weighted average stock price as of December 10, 2025. It also represented a per share value higher than any price at which Company stock had traded in the prior 52 weeks and was within approximately 5% of the Company’s all-time high closing share price. The December 11 Proposal provided, among other things, that the proposed transaction was not subject to any financing contingency and Parent still expected to be able to complete all remaining due diligence and execute a definitive agreement within 45 days of mutual engagement.

On December 15, 2025, the Board held a meeting at which members of Company management and representatives of Moelis and Paul Hastings were present. The Board discussed Parent’s December 1 Proposal and December 11 Proposal. Representatives of Paul Hastings provided the Board members with a review of their fiduciary duties. During the Board meeting, members of Company management led a discussion and presented preliminary financial projections prepared by Company management projecting the Company’s performance through 2030. Following discussion, the Board approved the financial model to serve as the basis for Moelis’ preliminary financial analyses. Representatives of Moelis then reviewed its preliminary financial analyses of the Company. Representatives of Moelis outlined potential next steps if the Board decided to engage with Parent which would include executing a customary confidentiality agreement with Parent and coordinating a diligence plan with Parent. Representatives of Moelis also discussed the merits and timing of the Company potentially contacting other potential acquirors. The meeting participants also acknowledged that Parent’s proposals had not requested exclusivity, and that representatives of Parent had indicated that it would seek to improve its proposal with access to Company confidential information. Following discussion, the Board approved the negotiation and entry into a confidentiality agreement with Parent, to allow Parent and its advisors to engage in more in-depth diligence following which Parent would be expected to submit an improved proposal. Representatives of Moelis then left the meeting. In executive session, the Board discussed and approved the engagement of Moelis as financial advisor to the Company in connection with the evaluation of a potential strategic transaction. Later on December 15, 2025, the Company and Moelis executed an engagement letter.

Later on December 15, 2025, Mr. Bauer had a conversation with Mr. Iwasaki and indicated that the Board had agreed to proceed with the entry into a confidentiality agreement with Parent to allow Parent to engage in further diligence and submit an improved proposal.

On December 17, 2025, as directed by the Board, representatives of Moelis provided to representatives of Parent a draft confidentiality agreement on behalf of the Company which was subsequently negotiated by the Company and Parent.

On December 22, 2025, the Company and SF America, a wholly owned subsidiary of Parent, executed a confidentiality agreement, which included a customary standstill provision, which would automatically fall away if, among other things, the Company entered into a definitive agreement for the sale of 25% or more of the Company’s outstanding equity securities entitled to vote in the election of the Board or consolidated assets. The confidentiality agreement contained a “don’t ask, don’t waive” provision, whereby SF America agreed not to request, for the duration of the standstill, the Company to amend or waive any provisions of the standstill sections of the confidentiality agreement. Such provisions, however, contained carveouts allowing SF America and Parent to make confidential proposals to the Company in a manner that would not reasonably be expected to require any public disclosure by the parties.

Also on December 22, 2025, representatives of Morgan Stanley submitted a list of diligence information requests to representatives of Moelis.

Starting on December 24, 2025, and until the execution of the Merger Agreement, the Company uploaded extensive due diligence materials (including non-public information and data) to a virtual data room (the “Data Room”) that was made available to representatives of Parent and its advisors. The due diligence information made available to representatives of Parent and its advisors in the Data Room continued to be supplemented and updated by the Company and its representatives in response to diligence information requests from representatives of Parent and its advisors during the period through February 12, 2026.

From December 30, 2025 through February 12, 2026, members of Company management and representatives of Moelis met on various occasions with representatives of Parent and its advisors to discuss ongoing diligence and process-related matters.

On December 31, 2025, representatives of Morgan Stanley shared a diligence work plan with representatives of Moelis. Upon review of the work plan, representatives of Moelis observed that the plan did not contemplate the submission of a revised indication of interest that had been discussed previously between Mr. Bauer and Mr. Iwasaki on December 15, 2025.

On January 2, 2026, representatives of Moelis and Company management discussed Parent’s proposed diligence work plan. Company management requested that Moelis communicate to Morgan Stanley that Mr. Iwasaki had previously indicated that Parent would submit a revised proposal following initial diligence review, and that the proposed work plan did not reference such a revised proposal.

On January 3, 2026, representatives of Moelis conveyed the Company’s feedback on the diligence work plan to representatives of Morgan Stanley. Representatives of Moelis indicated the Company’s disappointment that Parent had not complied with the terms communicated by Mr. Iwasaki to Mr. Bauer around submitting a revised proposal following initial diligence review, and indicated that the Company would only be prepared to provide access to confirmatory due diligence following such compliance. Later that day, representatives of Parent acknowledged they would provide a revised indication of interest following receipt of certain due diligence materials and participation in a diligence session with Company management.

On January 5, 2026, representatives of Moelis communicated the Company’s feedback regarding the diligence work plan to Mr. Iwasaki. Mr. Iwasaki indicated that Parent wished to schedule a diligence call with Company management the following week and that Parent intended to submit a revised proposal shortly thereafter.

On January 7, 2026, representatives of Morgan Stanley participated in a financial diligence call with Mr. Keeler and representatives of Moelis.

On January 13, 2026, members of Company management and representatives of Moelis held a diligence meeting with representatives of Parent and its advisors, which covered key diligence questions including business outlook, strategy and divisional performance.

On January 16, 2026, Mr. Iwasaki called Mr. Bauer and indicated Parent’s intention to submit a revised, non-binding indication of interest to acquire the Company at a price of $47.00 per share. During the call, Mr. Iwasaki informed Mr. Bauer of (i) Parent’s concern around existing macroeconomic conditions, including depreciation of the Japanese yen against the U.S. dollar, (ii) that Parent’s $47.00 per share proposal reflected the maximum valuation authorized by Parent’s board of directors and that a request for additional consideration may not be well-received by Parent’s board of directors, and (iii) concern that a request to further raise the purchase price might cause Mr. Iwasaki to lose support of Parent’s board of directors to proceed with the transaction. Mr. Iwasaki also indicated that Parent desired to sign and announce the proposed transaction on February 13, 2026. Mr. Bauer indicated that he would inform the Board of this discussion.

Later on January 16, 2026, Parent submitted a written revised, non-binding indication of interest to acquire all outstanding shares of Company common stock at a price of $47.00 per share in cash (the “January 16 Proposal”), which represented an approximately 15% increase to the December 1 Proposal, an approximately 32% premium to the Company’s closing stock price of $35.50 on January 15, 2026 and an approximately 42% premium to the Company’s 90-day volume weighted average stock price as of January 15, 2026. It also represented a per share value higher than the Company’s all-time high closing share price. Similar to the December 11 Proposal, the January 16 Proposal provided, among other things, that the proposed transaction was not subject to any financing contingency. The January 16 Proposal also stated that Parent expected to be able to complete its remaining due diligence quickly.

On January 18, 2026, the Board held a meeting at which members of Company management and representatives of Moelis and Paul Hastings were present. Mr. Bauer updated the Board on the recent discussions with Parent, discussed the January 16 Proposal and his related discussion with Mr. Iwasaki. Representatives of Moelis then discussed with the Board Moelis’ preliminary financial analyses of the Company and the January 16 Proposal. Representatives of Moelis further discussed that Parent’s remaining diligence items appeared limited and generally confirmatory in nature, potential next steps in response to the January 16 Proposal and that Parent had communicated that its board of directors could not be in a position to reconvene before the end of the month. The Board and the other participants also discussed the risk that pausing diligence and discussions for two weeks could possibly lead to the loss of transaction momentum and a delay in getting to a signing. Representatives of Paul Hastings provided the Board members with a review of their fiduciary duties.

The Board and the other participants also discussed that Parent had increased its initial offer price from $41.00 to $45.00, and then from $45.00 to $47.00, the $47.00 price and Moelis’ financial analyses. The Board and the other meeting participants noted the potential impact of uncertainty and volatility in the U.S. dollar to yen exchange rate, and how it could potentially influence Parent’s ability to improve its offer and/or continue to pursue a transaction at its current price level. Following discussion, the Board concluded not to seek an additional price increase from Parent but, instead, focus on securing favorable deal-certainty and deal-protection provisions in the merger agreement as a condition to agreeing to proceed with the proposed $47.00 per share price. The Board and the other participants discussed the low likelihood of other potential bidders for the Company at a price higher than $47.00.The Board and its advisors also considered that, in addition to the low likelihood of a resulting competitive bid, seeking other bids would increase the risk of a leak, and would likely delay the announcement of a transaction with Parent. Following further discussion, the Board authorized management and its advisors to proceed under the January 16 Proposal, subject to prior agreement by Parent to (i) a Company termination fee of 2% of implied equity value, which was below the range typically observed in similar transactions and which the Board believed would help preserve the Company’s ability to receive and consider potential alternative acquisition proposals following public announcement of the transaction, (ii) no third-party approvals being conditions to closing except for Company stockholder and U.S. antitrust approvals, and (iii) a target announcement date for the transaction of February 13, 2026.

Later on January 18, 2026, Mr. Bauer contacted Mr. Iwasaki and conveyed the Board’s conditions for proceeding with the January 16 Proposal. Mr. Iwasaki stated that he would discuss such conditions with representatives of Parent and its advisors and revert. Later that day, a representative of Paul Hastings had a similar discussion with a representative of Morrison & Foerster.

On January 19, 2026, a representative of Morgan Stanley contacted a representative of Moelis to provide feedback on the Board’s conditions for proceeding with the January 16 Proposal. The representative of Morgan Stanley indicated that Parent was in agreement with a signing date of February 13, 2026 and counter-proposed a

Company termination fee of 2% of implied equity value for the first 30 days following signing, increasing to 3% thereafter. The representatives of Morgan Stanley also indicated that Parent was still considering its position regarding whether any third-party approvals should be conditions to closing in addition to Company stockholder and U.S. antitrust approvals. The representative of Moelis indicated that the Company would be prepared to provide access to additional due diligence materials following agreement on the terms as communicated by Mr. Bauer to Mr. Iwasaki.

Also on January 19, 2026, representatives of Paul Hastings had a discussion with representatives of Morrison & Foerster to discuss the Board’s conditions for proceeding with the January 16 Proposal. During the discussion, the representatives of Morrison & Foerster indicated that Parent would agree to no third-party approvals being conditions to closing except for Company stockholder and U.S. antitrust approvals, subject to confirmatory diligence on the subject and an inside date for closing the transaction after announcement. Representatives of Paul Hastings reiterated the Company’s position that Parent agree to the Company’s proposed termination fee of 2% of implied equity value, without a further increase to 3%.

On January 21, 2026, representatives of Morrison & Foerster and representatives of Morgan Stanley confirmed to representatives of Paul Hastings and representatives of Moelis that Parent would agree to the Board’s conditions to proceed with the January 16 Proposal, subject to agreement on an appropriate inside date.

Also on January 21, 2026, the Board held a meeting at which members of Company management and representatives of Moelis and Paul Hastings were present. The Board was updated on the recent discussions with Parent and its advisors since the last Board meeting. The Board was also informed that Parent had agreed to the Board’s conditions with respect to the January 16 Proposal discussed at the last Board meeting, subject to an agreement on an appropriate inside date and that Parent was prepared to proceed towards a transaction announcement on February 13, 2026. For the various reasons discussed at the previous Board meetings, including the $47.00 per share price of the January 16 Proposal, market volatility, the low likelihood of obtaining a higher bid from another third party, the low termination fee and limited closing conditions that Parent had agreed to, as well as the Board’s concerns regarding the potential risks to the Company’s business and operations if discussions were to become public , the Board authorized management and its advisors to proceed with facilitating completion of Parent’s confirmatory due diligence and negotiation of definitive transaction documentation at a purchase price of $47.00 per share. Without Company management present, and following further discussion and noting that the parties had reached an understanding on the purchase price and other material transaction terms, the Board indicated its support of management proceeding to engage with Parent in substantive discussions on management compensation and retention matters, including potential retention bonuses for members of senior management and payment of PSUs at maximum value in connection with a transaction.

Also on January 21, 2026, representatives of Morrison & Foerster sent an initial draft of the merger agreement to representatives of Paul Hastings. Among other terms, the draft merger agreement proposed that rather than Parent directly acquiring the Company, the acquiring entity would be SF America, a wholly owned subsidiary of Parent based in the U.S., with Parent providing a guarantee for certain limited provisions of the merger agreement. The draft merger agreement also provided for the previously agreed upon terms of a Company termination fee of 2% of implied equity value, and no third-party approvals being conditions to closing except for Company stockholder and U.S. antitrust approvals as well as an inside date.

Between January 28 and February 6, 2026, Messrs. Bauer and Mitchell had discussions with Mr. Iwasaki to discuss ongoing diligence, retention topics (including compensation to members of Company management) and process-related matters.

On January 28, 2026, the Board held a meeting at which members of Company management were present. Members of Company management led a discussion and presented revised financial projections projecting the Company’s performance through 2030 prepared by Company management, noting that the differences from the previously reviewed financial model at the Board meeting on December 18, 2025 were not significant and reflected discussions with the Company’s operating divisions conducted in the ordinary course of the Company’s business planning process (the “Forecasts”, as described in the section titled “The Merger—Certain Company Financial Forecasts” beginning on page [●]). Following discussion, the Board approved the Forecasts for use by Moelis in connection with its financial analyses and opinion and to also be provided to Parent. The Forecasts were subsequently uploaded to the Data Room.

On January 29, 2026, representatives of Paul Hastings sent a revised draft of the merger agreement to representatives of Morrison & Foerster. The revisions included, among other things, specifying Parent as the acquirer (and not solely as a guarantor of certain obligations), modifying various Company representations to a more balanced and customary scope, revising certain covenants governing the Company’s operations between signing and closing to provide the Company with appropriate flexibility to operate its business in the ordinary course during that period, and proposed certain covenants relating to post-closing employee matters.

On January 31, 2026, representatives of Paul Hastings sent a draft company disclosure letter to representatives of Morrison & Foerster.

From January 28 through February 12, 2026, members of Company management and Mr. Iwasaki, and representatives of Moelis, Paul Hastings, Morgan Stanley and Morrison & Foerster, engaged in a number of discussions to finalize due diligence and the definitive agreements. Members of the Company senior management also discussed with representatives of Parent the treatment of their PSUs in the transaction and compensation-related matters, including the potential payment of retention bonuses to senior members of management and treatment of Company Equity Awards in connection with the transaction (see section of this Proxy Statement titled “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page [●]).

On February 4, 2026, the Board held a meeting at which members of Company management and representatives of Moelis and Paul Hastings were present. Mr. Bauer provided an update on the latest discussions with Parent. Mr. Bauer noted that his recent discussions with Mr. Iwasaki had confirmed substantial alignment on operational aspects during the pendency of the potential transaction, though discussions relating to employee benefits and compensation matters remained ongoing and that an in-person meeting with representatives of Parent’ senior management was scheduled for later that week in California. Representatives of Moelis provided an update regarding the transaction process and reviewed certain financial information related to the proposed transaction with Parent. Representatives of Paul Hastings reviewed the key terms of the merger agreement and related transaction documentation and noted the limited number of open points in the transaction documents. Following discussion, the Board authorized Company management and its advisors to proceed in finalizing the terms and documentation for the potential transaction with Parent in accordance with the discussions at the meeting.

On February 7, 2026, representatives of Morrison & Foerster shared with representatives of Paul Hastings a form of a debt commitment letter between Parent and a Japanese bank for the purpose of securing funding for the transaction.

On February 8, 2026, Mr. Bauer, Mr. Mitchell, Mr. Keeler, Heather Breidenthal (the Company’s Chief Human Resources Officer), David Lee (the Company’s General Counsel and Secretary), and Linda Mamet (the Company’s Executive Vice President and Chief Marketing Officer) met in Irvine, California with Mr. Iwasaki, Akira Ichikawa (Parent’s Chairman of the Board (and a Representative Director)), Atsushi Kawamura (Parent’s Senior Managing Executive Officer), Yujiro Yoshizawa (President of SF America) and Minetaka Tanimoto (Parent’s General Manager of North America Housing Department). A representative of Moelis also attended. During this visit, the parties held a meeting at the Company’s headquarters and toured one of the Company’s residential development projects, followed by a dinner meeting.

From February 8 through February 12, 2026, Messrs. Bauer and Mitchell and Mr. Iwasaki had multiple discussions regarding remaining issues in the merger agreement and retention of members of Company management. During the same period, representatives of Paul Hastings and Morrison & Foerster continued negotiations of the draft merger agreement, the debt commitment letter and other ancillary documents.

On February 9, 2026, an updated customary relationship disclosure letter from Moelis was distributed to the Board.

On February 12, 2026, the Board held a meeting at which members of Company management and representatives of Moelis, Paul Hastings and Potter Anderson & Corroon LLP, the Company’s Delaware counsel, were present. Representatives of Moelis reviewed with the Board Moelis’ financial analyses of the merger consideration and, upon a request by the Board, rendered to the Board an oral opinion, which was subsequently confirmed by delivery of a written opinion addressed to the Board, dated February 12, 2026, to the effect that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth in the opinion, the merger consideration to be received by holders of Company Common Stock in the Merger is fair, from a financial point of view, to such holders (as more fully described below in the section “The Merger—Opinion of Moelis & Company LLC” beginning on page [●]). Also at this meeting, counsel reviewed with the Board its fiduciary duties under Delaware law in connection with its consideration of the potential transaction. Representatives of Paul Hastings further reviewed the principal terms of the Merger Agreement and related transaction documentation, as well as other material considerations discussed and negotiated with Parent and its advisors, including the debt financing terms.

Following additional discussion and after taking into consideration the information provided by and discussed with its advisors, including the factors described in greater detail in the section of this Proxy Statement titled “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page [●], the Board unanimously: (1) determined that the Merger Agreement and the transactions contemplated therein, including the Merger, are advisable, fair to and in the best interests of Company and its stockholders, (2) approved and declared advisable the Merger Agreement and the transactions contemplated therein, including the Merger, (3) approved the execution and delivery of the Merger Agreement and performance by Company of its covenants and obligations contained therein, (4) directed that the Merger Agreement be submitted to the Company Stockholders for adoption at a meeting of Company’s stockholders and (5) recommended that the Company Stockholders vote in favor of the adoption of the Merger Agreement. Also at this meeting, the Board approved an amendment to Company bylaws to add a provision that made the courts of Delaware the exclusive forum for certain internal corporate disputes.

At approximately noon on February 13, 2026 (Japan Standard Time), the Company, Parent and Merger Sub executed the Merger Agreement.

Before the opening of financial markets in New York on February 13, 2026, Company and Parent issued a joint press release announcing the Merger Agreement.

Recommendation of the Board and Reasons for the Merger

Recommendation of the Board

On February 12, 2026, the Board, after considering various factors, including the non-exhaustive list of material factors described herein, and after consultation with the Company’s independent legal and financial advisors, unanimously (i) determined that the Merger Agreement and transactions contemplated therein, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company Stockholders; (ii) approved and declared advisable, the Merger Agreement, and the transactions contemplated therein, including the Merger; (iii) approved the execution and delivery of the Merger Agreement and the performance by the Company of its covenants and obligations contained therein; (iv) directed that the Merger Agreement be submitted to the Company Stockholders for adoption at a meeting of the Company Stockholders; and (v) recommended that the Company Stockholders vote in favor of the adoption of the Merger Agreement.

Reasons for the Merger

In evaluating the Merger Agreement and the Merger, the Board consulted with the Company’s management and independent legal and financial advisors and, in reaching its decision at its meeting on February 12, 2026 to approve the Merger Agreement and the transactions contemplated thereby and to recommend that the holders of shares of Company Common Stock vote “FOR” the adoption of the Merger Agreement, the Board considered a variety of factors in respect of the Merger, including the following (not necessarily in order of relative importance):

•

Merger Consideration; Premium. The $47.00 per share of Company Common Stock in cash to be paid as Merger Consideration represents a 38%, 41%, and 43% premium to the price per share of Company Common Stock based on the volume weighted average price for the 30, 60, and 90 trading day periods, respectively, ended on February 10, 2026.

•

Value Relative to Stand-Alone Prospects. The Board’s belief that the Merger Consideration compares favorably to the potential long-term value of the Company Common Stock if the Company were to remain as a stand-alone publicly traded company, after taking into account the risks and uncertainties associated with remaining a stand-alone publicly traded company, including the Company’s business, its competitive position, and current industry and financial conditions. Among other things, the Board considered:

•	its assessment of the Company’s historical financial performance;

•

its knowledge of the Company’s businesses, assets, financial condition, results of operations, and prospects (as well as the risks involved in achieving those prospects), the nature of the Company’s businesses, the industries and regulatory environments in which the Company operates and competes, and the market for Company Common Stock;

•

the cyclical nature of the homebuilding industry and macroeconomic factors currently affecting the Company, including employment levels, availability of financing for homebuyers, interest rates, consumer confidence and spending, wage growth and inflation, household formations, levels of new and existing homes for sale, cost of land, labor and construction materials, demographic trends, and housing demand;

•

the risks associated with changing regulatory and legal landscapes affecting the Company’s various business lines, including changes in interest rates and tax laws related to the purchase and sale of homes;

•

the Forecasts, and the execution risks implicit in achieving the Forecasts, including the risk of an economic downturn or that the Company’s strategic initiatives may incur expenses greater than those projected; and

•

the risks and uncertainties relating to the high degree of competition the Company faces from both large national homebuilding companies and smaller local homebuilders in its industry, particularly given the relatively low barriers to entry of the homebuilding industry.

•

Strategic Alternatives. The potential values, benefits, risks, and uncertainties facing the Company Stockholders associated with possible strategic alternatives to the Merger (including possible alternative strategic transactions and scenarios involving the possibility of remaining a stand-alone publicly traded company), and the timing, risks, and likelihood of accomplishing such strategic alternatives. Among other things, the Board considered:

•

the Board’s assessment that the Merger Consideration of $47.00 per share of Company Common Stock is more favorable to the Company Stockholders than the potential value that would reasonably be expected to result from other strategic and financial alternatives reasonably available, including continuing to remain a stand-alone publicly traded company; and

•

the Board’s assessment, with input from its independent financial advisor, that the number of potential strategic or financial counterparties to an alternative transaction involving an acquisition of the Company at the price and terms provided by Parent was likely low.

•

Loss of Opportunity. The possibility that, if the Board declined to recommend the Merger Agreement, there may not be another opportunity for the Company Stockholders to receive a comparably-priced offer with a comparable level of closing certainty.

•

Cash Consideration. The fact that the Merger Consideration is all cash, which provides certainty and immediate liquidity and value to each of the Company Stockholders, enabling the Company Stockholders to realize value that has been created at the Company while eliminating long-term business and execution risk.

•

Fairness Opinion of Moelis. The financial analysis reviewed by Moelis with the Board, as well as the oral opinion of Moelis delivered to the Board on February 12, 2026 (which was subsequently confirmed in writing by delivery of Moelis’ written opinion addressed to the Board, dated February 12, 2026), to the effect that as of the date of such opinion and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations set forth therein, the Merger Consideration to be received in the Merger by holders of Company Common Stock is fair, from a financial point of view, to such holders, as more fully described in the section “The Merger—Opinion of Moelis & Company LLC” beginning on page [●] of this Proxy Statement.

•	Likelihood of Closing. The likelihood that the transactions contemplated by the Merger Agreement, including the Merger, would be completed, based on, among other things:

•	the fact that Parent obtained a debt financing commitment for the Merger and the limited number and nature of the conditions to the debt financing;

•

the fact that Parent provided fully executed and complete copies of its debt commitment letter to the Company, and that the net proceeds of the financing contemplated by the debt commitment letter along with other financial resources of Parent and its affiliates appeared, in the aggregate, to be sufficient to pay the Merger Consideration and any other fees and expenses reasonably expected to be incurred in connection with the Merger Agreement;

•

the likelihood and anticipated timing of obtaining all required regulatory clearances in connection with the Merger and the commitments Parent and Merger Sub agreed to in the Merger Agreement regarding regulatory approvals; and

•	the fact that the Merger is not subject to the conditionality and execution risk of any required approval by Parent’s shareholders.

•	No Financing Condition. The absence of any financing condition in the Merger Agreement.

•

Merger Agreement. The terms of the Merger Agreement, which were reviewed by the Board with its outside legal counsel, and the fact that such terms were the product of arm’s-length negotiations between the parties, including:

•	the high degree of certainty that the Merger would close in a timely manner in light of the conditions and other terms set forth in the Merger Agreement;

•	the limited number and nature of the conditions to Parent and Merger Sub’s obligations to consummate the Merger;

•	the fact that the definition of “Company Material Adverse Effect” has a number of customary exceptions and is generally a very high standard applied by courts;

•	the fact that the Company has sufficient operating flexibility to conduct its business in the ordinary course between execution of the Merger Agreement and consummation of the Merger;

•

the ability of the Board to furnish information to, and conduct negotiations with, third parties in certain circumstances, and to terminate the Merger Agreement to accept a superior proposal upon payment of a termination fee of $82,336,000;

•

the Outside Date (as defined in the section titled “Proposal 1: The Merger Agreement Proposal— Termination of the Merger Agreement”), which is expected to allow for sufficient time to complete the Merger;

•

the ability of the Board to change its recommendation in the event of an Intervening Event (as defined in the Merger Agreement) in accordance with the terms and conditions set forth in the Merger Agreement if the Board determines in good faith that the failure to do so would be inconsistent with its fiduciary duties;

•

the Board’s view that the terms of the Merger Agreement would be unlikely to deter third parties from making a superior proposal, including the Merger Agreement’s terms and conditions as they relate to the ability of the Board to change its recommendation with respect to the Merger Agreement and the Merger;

•

the belief that the employee benefit arrangements provided in the Merger Agreement would help assure the continuity of management and other key employees, and increase the likelihood of the successful operation of the Company during the period prior to the closing;

•	the Company’s rights to specific performance under the terms of the Merger Agreement; and

•	the likelihood that the Merger would be consummated, in light of the experience, reputation, and financial capabilities of Parent and the debt financing source.

•	Appraisal Rights. The fact that appraisal rights are available to the Company Stockholders who properly exercise their statutory rights under Section 262.

The Board also considered a number of uncertainties, risks, and other countervailing factors relating to entering into the Merger Agreement, including, but not limited to (not necessarily in order of relative importance):

•

Closing Certainty. The fact that completion of the transactions contemplated by the Merger Agreement, including the Merger, depends on certain factors outside of the Company’s control, including regulatory clearances and the risk that the Merger might not be completed in a timely manner or at all.

•

Participation in Future Gains. The fact that following the completion of the Merger, the Company will no longer exist as a stand-alone publicly traded company and that the existing Company Stockholders will not be able to participate in any future earnings or growth of the Company, or in any future appreciation in value of the shares of Company Common Stock.

•

Impact of Merger Announcement on the Company. The risk that disruptions from the Merger will (i) harm the Company’s business, including current plans and operations and relationships with the Company’s customers, suppliers, business partners, and other third parties, including during the pendency of the Merger; (ii) harm the ability of the Company to retain and hire key personnel; (iii) impact the price or trading volume of the Company Common Stock; (iv) affect the Company’s ability to meet internal or published projections, forecasts, or revenue or earning predictions; and (v) result in the initiation of litigation by certain parties. The Board also considered the potential adverse reactions or changes to business relationships, including those with homebuyers, resulting from the announcement or completion of the Merger and that potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger could affect the Company’s financial performance.

•	Risks Associated with a Failure to Consummate the Merger. The fact that, if the Merger is not completed, (i) the Company will have incurred significant risk, transaction expenses, and opportunity costs, including the possibility of disruption to its operations, diversion of management and employee attention, employee attrition, and a potentially negative effect on its business and relationships with customers; (ii) depending on the circumstances that caused the Merger not to be completed, it is likely that the trading price of the Company Common Stock will decline, potentially significantly; and (iii) the market’s perception of the Company’s prospects could be adversely affected.

•

Restrictions on the Operation of the Company’s Business. The fact that, although the Company will continue to exercise control over its operations prior to the closing, the Merger Agreement prohibits the Company from taking a number of actions relating to the conduct of its business prior to the closing without the prior written consent of Parent, which may delay or prevent the Company from undertaking certain business opportunities that may arise during the pendency of the Merger, regardless of whether the Merger is completed.

•	Tax Treatment. The fact that any gains arising from the receipt of the Merger Consideration would generally be taxable to the Company Stockholders for United States federal income tax purposes.

•	Stockholder Litigation. The risk of litigation arising from stockholders in respect of the Merger Agreement or the transactions contemplated by the Merger Agreement, including the Merger.

•	Stockholder Approval. The risk that the Company Stockholders may not adopt the Merger.

The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive but, the Company believes, includes all material factors considered by the Board. In view of the wide variety of factors considered and the complexity of these matters, the Board found it impracticable to, and did not, quantify or otherwise attempt to assign relative weight to each of the specific factors considered in reaching its determination. Rather, the Board based its judgment on the total mix of information available to it regarding the overall effect of the Merger on the Company Stockholders compared to the overall effect of any alternative transaction or remaining a stand-alone company. Accordingly, the judgments of individual directors may have been influenced to a greater or lesser degree by their individual views with respect to different factors. The explanation of the reasons and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this Proxy Statement titled “Forward-Looking Statements.”

In reaching the determination described above, the Board adopted unanimous resolutions, among other things:

•	determining that the Merger Agreement and transactions contemplated therein, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company Stockholders;

•	approving and declaring advisable, the Merger Agreement and the transactions contemplated therein, including the Merger;

•	approving the execution and delivery of the Merger Agreement and the performance by the Company of its covenants and obligations contained therein;

•	directing that the Merger Agreement be submitted to the Company Stockholders for adoption at a meeting of the Company Stockholders; and

•	recommending that the Company Stockholders vote in favor of the adoption of the Merger Agreement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER AGREEMENT PROPOSAL.

Opinion of Moelis & Company LLC

At the meeting of the Board on February 12, 2026 to evaluate and approve the Merger, Moelis delivered an oral opinion, which was subsequently confirmed by delivery of a written opinion, dated February 12, 2026, addressed to the Board to the effect that, as of the date of the opinion and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations set forth in the opinion, the Merger Consideration to be received in the Merger by holders of Company Common Stock is fair, from a financial point of view, to such holders.

The summary of the written opinion of Moelis set forth below is qualified in its entirety by the full text of Moelis’ written opinion dated February 12, 2026, which sets forth the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken in connection with the opinion, and which is attached as Annex B to this Proxy Statement and is incorporated herein by reference. Moelis’ opinion was provided for the use and benefit of the Board (solely in its capacity as such) in its evaluation of the Merger. Moelis’ opinion was limited solely to the fairness, from a financial point of view, of the Merger Consideration to the holders of Company Common Stock and does not address the Company’s underlying business decision to effect the Merger or the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available to the Company. Moelis’ opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote or act with respect to the Merger or any other matter. Moelis’ opinion was approved by a Moelis fairness opinion committee.

In arriving at its opinion, Moelis, among other things:

•	reviewed certain publicly available business and financial information, including publicly available research analysts’ financial forecasts relating to the Company;

•	reviewed certain internal information relating to the business, earnings, cash flow, assets, liabilities, and prospects of the Company furnished to Moelis by the Company, including the Forecasts;

•	reviewed information regarding the capitalization of the Company furnished to Moelis by the Company;

•

conducted discussions with members of the senior management and representatives of the Company concerning the information described in the foregoing, as well as the business and prospects of the Company generally;

•	reviewed the reported prices and trading activity for the Company Common Stock;

•	reviewed publicly available financial and stock market data of certain other companies in lines of business that Moelis deemed relevant;

•	reviewed the financial terms of certain other transactions that Moelis deemed relevant;

•	reviewed a draft, dated February 11, 2026, of the Merger Agreement;

•	participated in certain discussions and negotiations among representatives of the Company and Parent and their advisors; and

•	conducted such other financial studies and analyses and took into account such other information as Moelis deemed appropriate.

In connection with its analysis and opinion, Moelis relied on the information supplied to, discussed with, or reviewed by it being complete and accurate in all material respects. Moelis did not independently verify any such information (nor did it assume any responsibility for the independent verification of any such information). With the Company’s consent Moelis also relied on the representation of the Company’s management that the Company’s management was not aware of any facts or circumstances that would make any such information inaccurate or misleading. Moelis also relied upon, without independent verification, the assessment of the Company and its legal, tax, regulatory, and accounting advisors with respect to legal, tax, regulatory, and accounting matters. With respect to the Forecasts and preliminary 2025 financial results, Moelis assumed, at the Company’s direction, that such Forecasts and preliminary 2025 financial results were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future performance of the Company. Moelis’ opinion expressed no views as to the reasonableness of the Forecasts, preliminary 2025 financial results, or the assumptions on which they are based. In addition, Moelis did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company, nor was Moelis furnished with any such evaluation or appraisal.

Moelis’ opinion does not address the Company’s underlying business decision to effect the Merger or the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available to the Company. Moelis’ opinion does not address any legal, regulatory, tax, or accounting matters. Moelis was not asked to, nor did it, offer any opinion as to any terms of the Merger Agreement or any aspect or implication of the Merger, except for the fairness of the Merger Consideration from a financial point of view to the holders of Company Common Stock. Moelis did not express any opinion as to fair value, viability, or the solvency of the Company following the closing of the Merger. In addition, Moelis noted that, pursuant to the Merger Agreement, the Owned Company Shares, shares of Company Common Stock held by any direct or indirect wholly owned subsidiary of the Company, and Dissenting Shares will not be converted into the right to receive the Merger Consideration, and Moelis expressed no opinion with respect to the treatment of such shares or as to the fairness of the consideration to the holders thereof. In rendering its opinion, Moelis assumed that the final executed form of the Merger Agreement did not differ in any material respect from the draft that Moelis reviewed, that the Merger will be consummated in accordance with its terms without any waiver or modification that could be material to Moelis’ analysis, that the representations and warranties of each party set forth in the Merger Agreement are accurate and correct, and that the parties to the Merger Agreement will comply with all the material terms of the Merger Agreement. Moelis assumed that all governmental, regulatory, or other consents or approvals necessary for the completion of the Merger will be obtained, except to the extent that any failures to obtain such consents or approvals would not be material to Moelis’ analysis. Moelis was not asked to solicit, and did not solicit, indications of interest in a possible transaction with the Company from any party.

Moelis’ opinion was necessarily based on economic, monetary, market, and other conditions as in effect on, and the information made available to Moelis as of, the date on which the opinion was delivered, and Moelis assumes no responsibility to update its opinion for developments after the date on which it was delivered.

The opinion was for the use and benefit of the Board (solely in its capacity as such) in its evaluation of the Merger. The opinion did not constitute a recommendation as to how any holder of securities should vote or act with respect to the Merger or any other matter. The opinion did not address the fairness of the Merger or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors, or other constituencies of the Company, other than the fairness of the Merger Consideration from a financial point of view to the holders of Company Common Stock. In addition, Moelis did not express any opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors, or employees of any parties to the Merger, or any class of such persons, relative to the Merger Consideration or otherwise. The opinion was approved by a Moelis fairness opinion committee.

Summary of Financial Analyses

The following is a summary of the material financial analyses presented by Moelis to the Board at its meeting held on February 12, 2026, in connection with the delivery of its opinion. This summary describes the material analyses underlying Moelis’ opinion but does not purport to be a complete description of the analyses performed by Moelis in connection with its opinion.

Some of the summaries of financial analyses below include information presented in tabular format. In order to fully understand Moelis’ analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Moelis’ analyses.

Discounted Cash Flow Analysis

Moelis performed a discounted cash flow analysis of the Company using the Forecasts and other information and data provided by the Company’s management to calculate the present value of the estimated future unlevered after-tax free cash flows projected to be generated by the Company and the present value of the estimated terminal value of the Company. In performing its analysis, Moelis utilized a range of discount rates of 8.50% to 12.00% based on an estimate of the Company’s weighted average cost of capital (“WACC”). The WACC range was derived using the capital asset pricing model and a size premium.

To calculate the present values as of December 31, 2025, Moelis utilized (i) the Company’s estimated unlevered after-tax free cash flows projected to be generated by the Company for the fiscal years ending December 31, 2026 through December 31, 2030 (in each case, discounted using the mid-period convention), and (ii) the Company’s estimated terminal values derived by applying a range of inventory multiples of 1.00x to 1.25x, based on Moelis’ professional judgment and experience, to the Company’s estimated terminal year ending inventory balance (which excludes interest capitalized to inventory). Moelis noted that the selected terminal inventory multiple range was informed by historical inventory trading multiples for the Company over the last five, three and one-year periods as well as the Selected Publicly Traded Companies’ historical inventory trading multiples over the same periods and an observed discount of the Company’s inventory trading multiples relative to the medians of the Selected Publicly Traded Companies.

In performing this discounted cash flow analysis, Moelis noted the following material limitations of the analysis that should be considered in evaluating the results: (i) the Forecasts in the outer years assumed additional communities that were not currently owned or specifically identified by the Company, and (ii) the Forecasts could be adversely and materially impacted by macroeconomic or market specific events that cannot be foreseen.

Moelis then derived an implied share price reference range from the resulting implied total enterprise value reference range by (i) subtracting the Company’s net debt (including the impact of debt attributable to financial services) and non-controlling interests at December 31, 2025 and (ii) dividing the resulting number by the Company’s fully diluted shares outstanding as of February 10, 2026 and as provided by Company management. This analysis indicated the following implied per share reference range for the Company, as compared to the $47.00 per share consideration:

Implied Per Share Reference Range	Merger Consideration
$29.70-$45.69	$47.00

Selected Publicly Traded Companies Analysis

Moelis reviewed financial and stock market information of selected U.S. publicly traded homebuilding companies that, among other things, had total enterprise values between approximately $2.0 billion and $10.0 billion and that Moelis deemed generally relevant to the Company. The referenced total enterprise values were calculated as market value of fully diluted common equity based on closing stock prices on February 10, 2026, plus preferred stock, plus homebuilding debt (which excludes debt attributable to a selected company’s financial services business, if applicable), plus book value of non-controlling interests, less cash and cash equivalents as of each respective selected company’s most recently reported period. Moelis reviewed the closing fully diluted equity value of each of the selected companies as of February 10, 2026 as a multiple of tangible book value (defined as book value of common equity less goodwill, all as of each selected company’s most recently reported period prior to February 10, 2026) (the “Price to Tangible Book Value” multiple).

The selected publicly traded companies (“Selected Publicly Traded Companies”) deemed relevant by Moelis in its professional judgment and their corresponding Price to Tangible Book Value multiples were:

Price / Tangible Book Value
Taylor Morrison Home Corporation	1.20x
Meritage Homes Corporation	1.05x
KB Home	1.05x
M/I Homes, Inc.	1.26x
Green Brick Partners, Inc.	1.94x
Century Communities, Inc.	0.85x
Dream Finders Homes, Inc.	2.00x
LGI Homes, Inc.	0.70x
High	2.00x
Average	1.26x
Median	1.13x
Low	0.70x
Company	1.03x

Financial data for the Selected Publicly Traded Companies was based on public filings and other publicly available information.

Based on the foregoing and using its professional judgment and experience, Moelis selected a reference range of 0.85x to 1.25x Price to Tangible Book Value multiples. Moelis then applied the multiple range to corresponding financial data for the Company, that was based on the Forecasts and preliminary 2025 financial results, to derive an implied fully diluted equity value range for the Company. Moelis then derived the implied per share reference range from the resulting implied fully diluted equity value reference range by dividing by the Company’s fully diluted shares outstanding, as of February 10, 2026, and as provided by Company management.

This analysis indicated the following implied per share reference range for the Company, as compared to the $47.00 per share consideration:

Implied Per Share Reference Range	Merger Consideration
$30.85-$45.37	$47.00

Selected Precedent Transactions Analysis

Moelis reviewed financial information for public transactions announced since 2016 involving target businesses engaged in the U.S. homebuilding industry (the “Selected Precedent Transactions”) whose operations Moelis believed, based on its experience and professional judgment, were generally relevant in certain respects to the Company for purposes of Moelis’ analysis.

Moelis reviewed the equity purchase price in each of the Selected Precedent Transactions as a multiple of tangible book value (defined as book value of common equity less goodwill, all as of each selected target’s most recently reported quarter period prior to the announcement of the Selected Precedent Transaction) (the “Purchase Price to Tangible Book Value” multiple). This data is summarized in the following table:

Announcement Date	Target	Acquiror	Purchase Price / Tangible Book Value
5/12/2025	Landsea Homes Corporation	The New Home Company Inc.	0.85x
1/18/2024	M.D.C. Holdings, Inc.	Sekisui House, Ltd.	1.51x
7/23/2021	The New Home Company Inc.	Apollo Global Management, Inc.	0.87x
11/6/2019	William Lyon Homes	Taylor Morrison Home Corporation	1.11x
6/7/2018	AV Homes, Inc.	Taylor Morrison Home Corporation	1.25x
10/30/2017	CalAtlantic Group, Inc.	Lennar Corporation	1.76x
4/11/2017	UCP, Inc.	Century Communities, Inc.	0.95x
9/22/2016	WCI Communities, Inc.	Lennar Corporation	1.29x
Average			1.20x
Median			1.18x

Financial data for the Selected Precedent Transactions was based on public filings and other publicly available information.

Based on the foregoing and using its professional judgment and experience, Moelis selected a reference range of 1.10x to 1.40x Purchase Price to Tangible Book Value multiples. Moelis then applied the multiple range to corresponding financial data for the Company that was based on the Forecasts and preliminary 2025 financial results, to derive an implied fully diluted equity value range for the Company. Moelis then derived the implied per share reference range from the resulting implied fully diluted equity value reference range by dividing by the Company’s fully diluted shares outstanding, as of February 10, 2026 and as provided by Company management.

This analysis indicated the following implied per share reference range for the Company, as compared to the $47.00 per share consideration:

Implied Per Share Reference Range	Merger Consideration
$39.92-$50.81	$47.00

Other Information

Moelis also noted for the Board certain additional factors that were not relied upon by Moelis or considered part of Moelis’ financial analysis with respect to its opinion but were referenced for informational purposes, including, among other things:

Analyst Share Price Targets

Moelis reviewed forward stock price targets for the Company Common Stock in eight published, publicly available Wall Street research analysts’ reports, which indicated low and high stock price targets ranging from $31.50 to $46.00 per share.

52-Week Trading Performance

Moelis reviewed the historical closing trading prices for the Company Common Stock over a 52-week period ended February 10, 2026, which reflected low and high stock prices during such period ranging from $28.96 to $37.14 per share.

Three-Year Trading Range

Moelis reviewed the historical closing trading prices for the Company Common Stock during the three-year period ended February 10, 2026, which reflected low and high stock prices during such period ranging from $22.29 to $46.69 per share.

Miscellaneous

This summary of the analyses is not a complete description of Moelis’ opinion or the analyses underlying, and factors considered in connection with, Moelis’ opinion. The preparation of a fairness opinion is a complex analytical process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Moelis’ opinion. In arriving at its fairness determination, Moelis considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis. Rather, Moelis made its fairness determination on the basis of its experience and professional judgment after considering the results of all of its analyses.

No company or transaction used in the analyses described above is identical to the Company, Parent, or the Merger. In addition, such analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because the analyses described above are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, neither the Company, nor Moelis, nor any other person assumes responsibility if future results are materially different from those forecasted.

The Merger Consideration was determined through arms’ length negotiations between the Company and Parent and was unanimously approved by the Board. Moelis did not recommend any specific consideration to the Company or the Board, or that any specific amount or type of consideration constituted the only appropriate consideration to be paid in the Merger.

Moelis acted as financial advisor to the Company in connection with the Merger. The Company agreed to pay Moelis certain fees for its services in connection with the Merger, including (i) an opinion fee of $5 million that became payable to Moelis upon the substantial completion by Moelis of the work in connection with rendering its opinion (regardless of the conclusion reached in the opinion) and which shall be offset against the transaction fee referred to in clause (ii) and (ii) an estimated transaction fee based on the transaction value to be determined at the closing of the Merger, which shall become payable to Moelis upon consummation of the Merger. The transaction fee is currently estimated to be approximately $56 million. In addition, the Company has agreed to reimburse Moelis for certain of its expenses, including reasonable attorney’s fees and disbursements, and to indemnify Moelis and related persons for various liabilities, including certain liabilities under the federal securities laws.

Moelis’ affiliates, employees, officers, and partners may at any time own securities (long or short) of the Company and Parent and its related entities.

In the past two years prior to the date of the opinion, except for providing investment banking services to the Company in connection with the Merger, Moelis did not provide investment banking or other services to (and did not receive any fees from) the Company. In the past two years prior to the date of the opinion, Moelis did not provide investment banking or other services to (and did not receive any fees from) Parent and/or its related entities.

In the future, Moelis may provide investment banking or other services to the Company and/or Parent and/or its related entities, for which Moelis would expect to receive compensation for such services.

The Board selected Moelis as its financial advisor in connection with the Merger because Moelis has substantial experience in similar transactions. Moelis is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, and valuations for corporate and other purposes. In addition, the Board selected Moelis to act as its financial advisor in connection with the Merger on the basis of its reputation in the investment community, its knowledge of the homebuilding industry, and its familiarity with the Company and its business.

Certain Company Financial Forecasts

The Company does not generally as a matter of course publish or make public its business plans and strategies or make external disclosures about its anticipated financial position or results of operations, other than providing, from time to time, limited short-term guidance of certain expected financial results and operational metrics in its regular annual and quarterly earnings press releases and other investor materials.

Forecasts as to future performance, revenues, earnings, or other results, particularly for extended time periods in the future, are inherently uncertain and unpredictable, including due to the subjectivity of the underlying assumptions and estimates and the likelihood that such underlying assumptions and estimates will not be realized.

In connection with the Board’s evaluation of a potential transaction, Company management, at the request of the Board, provided Moelis with the Forecasts. The Forecasts were prepared by Company management and made available to the Board in connection with its consideration and evaluation of the Merger, approved by the Board, and provided to Moelis by Company management, and the Board directed Moelis to rely upon and use the Forecasts in connection with its financial analyses and opinion. The Forecasts do not reflect any effects or expenses attributable solely with respect to the Merger, future mergers and acquisitions, or failure to consummate the Merger. The Company also, following authorization of the Board, provided the Forecasts to Parent in connection with its due diligence.

The Company is including a summary of the Forecasts in this Proxy Statement in order to provide the Company Stockholders with access to the latest projections that were made available to the Board in connection with its evaluation of the Merger and its financial advisor, Moelis, and which were approved by the Board for Moelis to use and rely upon, in connection with its financial analyses and opinion.

The following table presents a summary of the Forecasts:

	FY Ending December 31
($ in millions)	2026E	2027E	2028E	2029E	2030E
Total Revenue	$3,189	$4,287	$5,322	$6,137	$6,513
Adjusted EBITDA(1)	$319	$496	$703	$873	$946
Adjusted EBIT(2)	$283	$460	$664	$834	$905
Net Operating Profit After Tax (“NOPAT”)(3)	$205	$335	$483	$606	$658
Unlevered Free Cash Flow(4)	($374)	($193)	$144	$233	$215
Ending Inventory Balance (Excl. Capitalized Interest)	$3,526	$4,049	$4,380	$4,741	$5,181

(1)

EBITDA, a non-GAAP financial measure, is calculated as net income available to common stockholders before (a) interest income and expense, (b) expensing of previously capitalized interest included in costs of home sales, (c) equity in income from joint ventures, (d) income taxes, and (e) depreciation and amortization. Adjusted EBITDA means EBITDA before restructuring expenses. The foregoing definition of Adjusted EBITDA is subject to adjustments that are not reflected in, or are distinct from, those applied to the Company’s calculation of “Adjusted EBITDA” presented in the Company’s annual and quarterly earnings press releases and other investor materials. Other companies may calculate EBITDA and Adjusted EBITDA (or similarly titled measures) differently.

(2)	Adjusted EBIT, a non-GAAP financial measure, is calculated as Adjusted EBITDA minus depreciation and amortization.
(3)	Calculated as Adjusted EBIT, less cash taxes.
(4)

Calculated as NOPAT, plus depreciation and amortization, and less (a) capital expenditures, (b) changes in net working capital, (c) investments in unconsolidated entities, and (d) change in inventory, in each case, as provided by Company management.

Additional Information About the Forecasts

The inclusion of the Forecasts in this Proxy Statement should not be regarded as an indication that the Company, or any of its affiliates, advisors, or representatives (including Moelis), have considered the Forecasts to be predictive of actual future events, and the Forecasts should not be relied upon as such. The Company’s internal financial forecasts upon which the Forecasts were based are subjective in many respects. The Forecasts did not take into account any changes or expenses attributable solely to the transactions contemplated by the Merger Agreement nor do they reflect any effects of the Merger or effect of the failure of the Merger to be consummated.

Although presented with numerical specificity, the Forecasts were based on numerous variables, assumptions and estimates as to future events made by Company management that Company management believed were reasonable at the time the Forecasts were prepared, taking into account the relevant information available to management at the time. These variables, assumptions, and estimates are inherently uncertain and many are beyond the control of the Company and Company management. Important factors that may affect actual results and cause these internal financial Forecasts not to be achieved include, but are not limited to, risks and uncertainties relating to the business of the Company (including, without limitation, that the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement, the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers, and others with whom it does business, or its operating results and business generally, risks related to diverting management’s attention from the Company’s ongoing business operations, and the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification, and liability) and other risks identified in the section titled “Forward-Looking Statements” beginning on page [●] of this Proxy Statement, as well as additional factors discussed in the Company’s periodic filings with the SEC, including in its most recent Annual Report on Form 10-K (which is incorporated by reference herein). Various assumptions underlying the Forecasts may not prove to have been, or may no longer be, accurate. The Forecasts may not be realized, and actual results may be significantly higher or lower than projected in the Forecasts.

The Forecasts reflect assumptions as to certain business strategies or plans that are subject to change and are susceptible to multiple interpretations. The Forecasts do not take into account any circumstances or events occurring after the date they were prepared.

The Forecasts cover multiple years, and such information by its nature becomes less predictive with each successive year. As a result, the inclusion of the Forecasts in this Proxy Statement should not be relied on as necessarily predictive of actual future events and actual results may differ materially (and are likely to differ materially if the Merger is completed) from the Forecasts. For all of these reasons, the Forecasts, and the assumptions upon which they are based, (1) are not guarantees of future results; (2) are inherently speculative; and (3) are subject to a number of risks and uncertainties. Accordingly, there can be no assurance that the Forecasts will be realized and actual results will differ, and may differ materially, from those contained in the Forecasts.

The Forecasts are included in this Proxy Statement solely because they were used to assist the Board with its consideration and evaluation of the Merger and approved by the Board for Moelis to use and rely upon in connection with its financial analyses and opinion. Although they were prepared on an accounting basis consistent with the Company’s financial statements, they were not prepared with a view toward public disclosure or toward compliance with published guidelines of the SEC, U.S. generally accepted accounting practices (“GAAP”), or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Forecasts included in this Proxy Statement have been prepared by, and are the responsibility of, Company management. Neither the Company’s independent auditor nor any other independent accountant has audited, reviewed, compiled, examined, or applied agreed-upon procedures with respect to the Forecasts, and accordingly, does not express an opinion or any other form of assurance with respect thereto. The report of Ernst & Young LLP included in the Company’s most recent Annual Report on Form 10-K (which is incorporated by reference herein) relates to the Company’s previously issued financial statements. It does not extend to the Forecasts and should not be read to do so.

Adjusted EBITDA, Adjusted EBIT, NOPAT, and Unlevered Free Cash Flow contained in the Forecasts are each a “non-GAAP financial measure,” which is a performance measure that is not calculated in accordance with GAAP. The non-GAAP financial measures used in the Forecasts were relied upon by Moelis for purposes of its opinion, at the direction of Company management, with the approval of the Board. The non-GAAP financial measures used in the Forecasts were also relied upon by the Board in connection with its evaluation of the Merger. The SEC rules which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination such as the Merger if the disclosure is included in a document such as this Proxy Statement. In addition, reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures were not relied upon by Moelis for purposes of its opinion nor were they relied upon by the Board in connection with its evaluation of the Merger. Accordingly, the Company has not provided a reconciliation of the financial measures included in the Forecasts to the relevant GAAP financial measures. Non-GAAP measures have limitations as analytical tools, and you should not consider these measures in isolation or as substitutes for analysis of our financial results as reported under GAAP. For example, in evaluating Adjusted EBITDA and other metrics derived from it, you should be aware that in the future the Company will incur expenses such as those that are the subject of adjustments in deriving Adjusted EBITDA and you should not infer from our presentation of Adjusted EBITDA that our future results will not be affected by these expenses or any unusual or non-recurring items.

For these reasons, as well as the basis and assumptions on which the Forecasts were compiled, the inclusion of specific portions of the Forecasts in this Proxy Statement should not be regarded as an indication that such Forecasts will be an accurate prediction of future events, and they should not be relied on as such. None of the Company nor any of its affiliates, advisors, officers, directors, partners, or representatives (including Moelis) can give you any assurance that actual results will not differ from these Forecasts.

Except to the extent required by applicable federal securities laws, none of the Company nor any of its affiliates, advisors, officers, directors, partners, or representatives (including Moelis) undertake any obligation to update or otherwise revise or reconcile the Forecasts or the specific portions presented to reflect circumstances existing after the date the Forecasts were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. Therefore, readers of this Proxy Statement are cautioned not to place undue reliance on the specific portions of the Forecasts set forth above. None of the Company nor any of its affiliates, advisors, officers, directors, partners, or representatives (including Moelis) intend to make publicly available any update or other revision to these Forecasts. In addition, none of the Company nor any of its affiliates, advisors, officers, directors, partners, or representatives (including Moelis) have made, make or are authorized in the future to make, any representation to any stockholder or other person regarding the Company’s ultimate performance compared to the information contained in the Forecasts or that projected results will be achieved, and any statements to the contrary should be disregarded. The Forecasts should be evaluated in conjunction with the historical financial statements and other financial information contained in the Company’s public filings with the SEC. The Company has made no representation to Parent or Merger Sub, in the Merger Agreement or otherwise, concerning the Forecasts.

Interests of the Company’s Directors and Executive Officers in the Merger

You should be aware that the Company’s directors and executive officers have certain interests in the Merger that may be different from, or in addition to, the interests of the Company Stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below.

For purposes of this disclosure, the Company’s executive officers, who are the Company’s “named executive officers,” are Douglas Bauer (Chief Executive Officer), Thomas Mitchell (President and Chief Operating Officer), Glenn Keeler (Chief Financial Officer), and David Lee (General Counsel and Secretary). The Company’s non-employee directors are Steven J. Gilbert, Lawrence B. Burrows, Constance B. Moore, Vicki D. McWilliams, and R. Kent Grahl. Since the beginning of the Company’s last fiscal year, there are no other individuals who would be considered named executive officers, executive officers, or non-employee directors for purposes of this disclosure.

Treatment of Shares of Company Common Stock

For information regarding beneficial ownership of the shares of Company Common Stock held by each of the Company’s directors and executive officers and all directors and executive officers as a group, see the section titled, “Security Ownership of Certain Beneficial Owners and Management.” Each of the Company’s directors and executive officers will be entitled to receive, for each share of Company Common Stock held by such individual, the Merger Consideration in the same manner as other Company Stockholders.

Treatment of Company Equity Awards

At the Effective Time, each Company RSU granted prior to 2026, Company RSU held by a non-employee director, and Company PSU, in each case, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be canceled in exchange for the right to receive an amount in cash (without interest, and subject to deduction for any required tax withholdings) equal to the product of (x) the Merger Consideration and (y) the aggregate number of shares of Company Common Stock subject to such Company RSU or Company PSU (with performance deemed earned at 200% of target), as applicable.

Each Company RSU that is not described above that is outstanding as of immediately prior to the Effective Time will be canceled and automatically converted into and substituted with a cash award representing the right to receive, upon the applicable vesting dates for such Company RSU (or if earlier, upon a grantee’s termination of employment due to death, disability, retirement, or without cause, or, for certain of the Company’s senior employees, including our named executive officers, a resignation for good reason (collectively, a “Qualifying Termination”)), and subject to the same time-vesting terms and conditions that applied to such Company RSU (other than the vesting terms providing for accelerated vesting in connection with the Merger), as in effect immediately prior to such conversion, an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (x) the aggregate number of shares of Company Common Stock subject to such Company RSU that would have vested on such vesting date had such Company RSU remained outstanding through the vesting date and (y) the Merger Consideration.

The following table sets forth, for each executive officer and director, the number of Company RSUs and Company PSUs (with performance deemed earned at 200% of target) held as of February 24, 2026, together with the estimated value of such Company RSUs and Company PSUs in connection with the Merger. The values in the table below have been determined based on the Merger Consideration of $47.00 per share of Company Common Stock and assume Company PSU performance at maximum (i.e., 200% of target). Actual amounts may differ from the amounts set forth below.

Company Equity Awards(1)
	Company RSUs (#)	Estimated Value of Company RSUs(2) ($)	Company PSUs (#)	Estimated Value of Company PSUs(3) ($)	Total Estimated Cash Consideration for Unvested Company PSUs and Company RSUs in the Merger ($)
Non-Employee Directors:
Steven J. Gilbert	5,564	261,508	—	—	—
Lawrence B. Burrows	5,564	261,508	—	—	—
Constance B. Moore	5,564	261,508	—	—	—
Vicki D. McWilliams	5,564	261,508	—	—	—
R. Kent Grahl	5,564	261,508	—	—	—

Executive Officers:
Douglas F. Bauer	256,015	12,032,705	435,843	20,484,621	32,517,326
Thomas J. Mitchell	256,015	12,032,705	435,843	20,484,621	32,517,326
Glenn J. Keeler	76,524	3,596,628	105,932	4,978,804	8,575,432
David C. Lee	33,381	1,568,907	51,452	2,418,244	3,987,151

(1)

The amounts in this table reflect the shares of Company Common Stock underlying all Company RSUs and Company PSUs held by such individuals as of February 24, 2026. The amounts in this table do not reflect any Company RSUs that may be granted following such date and prior to the closing, nor do they represent any forfeitures, vesting events, or sales that may occur prior to the closing.

(2)

The following values in respect of Company RSUs granted to the executive officers in 2026 will not accelerate in connection with the Merger and are considered “double-trigger” (i.e., such amounts will accelerate only upon a Qualifying Termination prior to the regularly scheduled vesting dates for such awards): Mr. Bauer – $6,090,683 (129,589 Company RSUs); Mr. Mitchell – $6,090,683 (129,589 Company RSUs); Mr. Keeler – $1,776,412 (37,796 Company RSUs); and Mr. Lee – $862,826 (18,358 Company RSUs).

(3)

The Company PSU values in the table above assume maximum performance levels for Company PSUs (i.e., 200% of target) that vest on the achievement of certain adjusted cumulative pre-tax earnings and adjusted cumulative revenue thresholds.

Executive Employment and Change in Control Severance Agreements

The Company is party to certain Executive Employment Agreements with Messrs. Bauer and Mitchell and Severance and Change in Control Agreements with Messrs. Keeler and Lee (collectively, the “CIC Agreements”), which provide severance benefits (the “Severance Benefits”) for our named executive officers upon a termination of employment by the Company without “cause” or a voluntary resignation for “good reason,” as such terms are defined in the CIC Agreements, in either case occurring within two years following, or three months prior to, if in anticipation of, a change in control, such as the Merger. The Severance Benefits would have consisted of (1) a cash severance benefit, paid within 60 days following the termination, equal to 2.0 times (or for Messrs. Bauer and Mitchell, 3.0 times) the sum of (x) the executive officer’s rate of annual base salary in effect at the time of termination of employment and (y) the greater of (i) the average of the annual cash bonuses received for the two fiscal years ending before the date of termination of employment and (ii) the target bonus for the year in which termination of employment occurs, (2) a prorated annual bonus for the year of termination based on actual achievement of the applicable bonus objectives, and (3) payment or reimbursement of the premium for the executive officer and the executive officer’s covered dependents to maintain continued health coverage pursuant to the provisions of COBRA for a specified period of time.

However, as described in more detail below, each of Messrs. Bauer, Mitchell, Keeler, and Lee has entered into a retention bonus agreement, effective as of February 13, 2026 (each, a “Retention Bonus Agreement”), with the Company pursuant to which each has agreed to waive any right or entitlement to Severance Benefits under the CIC Agreements, with such waiver to be effective at, and subject to the occurrence of, the closing in partial consideration for the right to receive a retention bonus at the closing (subject to the executive officer’s continued service through the closing). The transaction bonus amounts are $11,500,000 for Mr. Bauer, $11,025,000 for Mr. Mitchell, $5,065,982 for Mr. Keeler, and $3,143,010 for Mr. Lee.

280G Mitigation Measures

Pursuant to the Retention Bonus Agreements, the Company has agreed to reimburse each executive officer, on a fully grossed-up basis, for any excise taxes that may be imposed on any payments and benefits received by him in connection with, or as a result of, the consummation of the Merger pursuant to the application (if any) of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”). Although the Company does not expect any executive officer to be subject to any such excise taxes, the application of Section 280G of the Code is subject to a number of variables, some of which will not be known until after the Effective Time. Accordingly, the amount, if any, of such reimbursement is unknown at this time.

The payments and benefits in this section are considered to be “single-trigger” (i.e., amounts triggered by a change in control).

Other Arrangements

Prior to the Effective Time, the Company, Parent, or their respective affiliates may, in their discretion, initiate negotiations of agreements, arrangements, and understandings with one or more of the Company’s directors and executive officers regarding their employment or other future services or compensation or benefits and may enter into definitive agreements with such individuals regarding the foregoing. As of the date of this Proxy Statement, Messrs. Bauer and Mitchell have engaged in preliminary discussions with Parent regarding the potential terms of their post-closing employment, including potential integration bonuses, but the definitive terms, timing and conditions of such payment and employment arrangements have not yet been finalized. For a description of certain covenants relating to continuing employee matters set forth in the Merger Agreement, please see the section of this Proxy Statement titled, “Proposal 1: The Merger Agreement Proposal—Continuing Employee Matters.”

Indemnification Insurance

Pursuant to the terms of the Merger Agreement, the Company’s directors and executive officers will be entitled to certain ongoing indemnification and coverage for a period of not less than six years following the Effective Time under directors’ and officers’ liability insurance policies from the Surviving Corporation. Additionally, prior to the Effective Time, the Company may (and currently intends to) amend its existing indemnification agreements with its non-employee directors to provide for per diem payments of $10,000 for each day that such director, following the end of their term, is required or requested by the Company to spend more than four hours on such day addressing any proceedings related to their prior service as a director of the Company, in addition to the reimbursement of expenses, which will, following the end of their term, include business class travel. This indemnification and insurance coverage is further described in the section titled, “Proposal 1: The Merger Agreement Proposal—Indemnification and Insurance.”

Quantification of Payments and Benefits

This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation of each of the Company’s named executive officers that is based on or otherwise relates to the Merger and that will or may become payable to the named executive officers at the completion of the Merger. Applicable SEC disclosure rules refer to this compensation as “golden parachute” compensation, and in this section we use such term to describe the Merger-related compensation payable to the Company’s named executive officers.

The amounts shown in the table below are estimates based on various assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below and in the footnotes to the table, and do not reflect certain compensation actions that may occur before the completion of the Merger. For purposes of calculating such amounts, the following assumptions were used: (1) the relevant price of a share of Company Common Stock is $47.00, which is the Merger Consideration, (2) the Effective Time as referenced in this section occurs on February 24, 2026, which is the assumed date of the Effective Time solely for purposes of the disclosure in this section, (3) a Qualifying Termination of employment occurs upon completion of the Merger entitling the named executive officers to the vesting acceleration and settlement of Company RSUs granted in 2026, and (4) each named executive officer remains employed by the Company through the Effective Time.

Name	Cash ($)(1)	Equity ($)(2)	Tax Reimbursement ($)(3)	Total ($)
Douglas F. Bauer	11,500,000	32,517,326	14,321,835	58,339,161
Thomas J. Mitchell	11,025,000	32,517,326	16,700,743	60,243,069
Glenn J. Keeler	5,065,982	8,575,432	5,189,112	18,830,526
David C. Lee	3,143,010	3,987,151	—	7,130,161

(1)

The amounts in this column reflect cash retention bonuses that are payable at the Effective Time pursuant to the Retention Bonus Agreements in consideration for the named executive officer’s continued service through the successful completion of the Merger and waiver of any right to severance entitlements under the CIC Agreements. The retention bonuses are considered to be “single-trigger” (i.e., amounts triggered solely by a change in control). For further details regarding the Retention Bonus Agreements, see the section above titled, “Executive Employment and Change in Control Severance Agreements.”

(2)

The amounts shown reflect the potential value that each named executive officer will receive in connection with accelerated vesting and settlement of outstanding Company RSUs and Company PSUs, in each case as described in more detail above. The treatment of the outstanding Company RSUs (other than Company RSUs granted in 2026) and Company PSUs is considered to be “single-trigger” (i.e., amounts triggered solely by a change in control), and the treatment of the outstanding Company RSUs granted in 2026 is considered to be “double-trigger” (i.e., amounts triggered by a Qualifying Termination prior to the regularly scheduled vesting dates for such awards). The estimated amount of each such payment included in the “equity” column above is set forth in the table below (in the case of each Company PSU, the estimated values assume maximum vesting at 200%):

Name	Estimated Value of Company RSUs ($)(a)	Estimated Value of Company PSUs ($)
Douglas F. Bauer	12,032,705	20,484,621
Thomas J. Mitchell	12,032,705	20,484,621
Glenn J. Keeler	3,596,628	4,978,804
David C. Lee	1,568,907	2,418,244

(a)

The following values in respect of Company RSUs granted to the named executive officers in 2026 will not accelerate in connection with the Merger and are considered “double-trigger” (i.e., such amounts will accelerate only upon Qualifying Termination prior to the regularly scheduled vesting dates for such awards): Mr. Bauer – $6,090,683 (129,589 Company RSUs); Mr. Mitchell – $6,090,683 (129,589 Company RSUs); Mr. Keeler – $1,776,412 (37,796 Company RSUs); and Mr. Lee – $862,826 (18,358 Company RSUs).

(3)

Pursuant to the Retention Bonus Agreements, the Company has agreed to reimburse each named executive officer, on a fully grossed-up basis, for any excise taxes that may be imposed on any payments and benefits received by him in connection with, or as a result of, the consummation of the Merger. Though the Company does not expect that the amounts payable to the named executive officers will be subject to any such excise taxes because it is not expected that any named executive officer will suffer a Qualifying Termination in connection with the Merger, the amounts shown reflect an estimate of the potential gross-up payments assuming the named executive officer incurs a Qualifying Termination immediately following the closing of the Merger. Such gross-up payments constitute “single trigger” arrangements. See the section above titled, “280G Mitigation Measures,” for a description of the gross-up obligations.

Continuing Employee Matters

See also the information under the section titled “Proposal 1: The Merger Agreement Proposal—Continuing Employee Matters.”

Financing of the Merger

The obligation of Parent and Merger Sub to consummate the Merger is not subject to any financing condition.

We anticipate that the total amount of funds necessary to pay the aggregate Merger Consideration payable to the Company Stockholders in the Merger is approximately $4.5 billion in cash.

On February 13, 2026, Parent obtained a debt financing commitment of the Japanese yen equivalent of $5.4 billion from a certain financial institution, which will be used to finance a portion of the consideration due under the Merger Agreement and fees and expenses related to the transactions contemplated therein, subject to the terms and conditions set forth in the related debt commitment letter.

Appraisal Rights

If the Merger is consummated, holders of record and beneficial owners of shares of Company Common Stock who (1) do not vote in favor of the adoption of the Merger Agreement (whether by voting against the adoption of the Merger Agreement, abstaining, or otherwise not voting with respect to the adoption of the Merger Agreement), (2) properly and validly demand an appraisal of their shares of Company Common Stock in writing before the vote is taken on the Merger Agreement Proposal, (3) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their shares of Company Common Stock through the Effective Time, (4) strictly comply with the statutory requirements of Section 262, and (5) do not withdraw their demands for, or otherwise lose their rights to, appraisal, subject to certain ownership threshold conditions, will be entitled to seek appraisal of their shares of Company Common Stock in connection with the Merger under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” or to a “holder of shares” are to a record holder of Company Common Stock. Unless the context requires otherwise, all references in Section 262 and in this summary to a “beneficial owner” are to a person who is the beneficial owner of shares of Company Common Stock held either in voting trust or by a nominee on behalf of such person. Unless the context requires otherwise, all references in Section 262 and in this summary to a “person” are to any individual, corporation, partnership, unincorporated association, or other entity.

Persons who exercise appraisal rights under Section 262 will not receive the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. They will receive an amount determined to be the “fair value” of their shares of Company Common Stock following petition to, and an appraisal by, the Delaware Court of Chancery. Persons considering seeking appraisal should recognize that the fair value of their shares of Company Common Stock determined under Section 262 could be more than, the same as, or less than the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 will result in the withdrawal, loss, or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and is incorporated into this Proxy Statement by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that the Company Stockholders or beneficial owners exercise their appraisal rights under Section 262. Holders of record and beneficial owners of shares of Company Common Stock should carefully review the full text of Section 262 as well as the information discussed below. Failure to follow the steps required by Section 262 for demanding and perfecting appraisal rights will result in the loss of such rights.

Under Section 262, if the Merger is completed, holders of record or beneficial owners of shares of Company Common Stock who (1) properly and validly demand appraisal of such holder’s or owner’s shares of Company Common Stock before the vote is taken on the Merger Agreement Proposal, (2) do not vote in favor of the adoption of the Merger Agreement (whether by voting against the Merger Agreement Proposal, abstaining, or otherwise not voting with respect to the adoption of the Merger Agreement), (3) continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such shares of Company Common Stock through the effective date of the Merger, (4) do not withdraw their demands for or otherwise lose their rights to, appraisal, and (5) strictly comply with the statutory requirements and satisfy certain ownership thresholds set forth in Section 262, may be entitled to have their shares of Company Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash for the “fair value” of their shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the Effective Time through the date of payment of the judgment. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest on the amount determined to be fair value will accrue and compound quarterly from the effective date of the Merger through the date of payment of the judgment at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262 to each person seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares of Company Common Stock as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time). The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.

However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who are otherwise entitled to appraisal rights unless (1) the total number of shares of Company Common Stock entitled to appraisal exceeds one percent (1%) of the outstanding shares of the class of Company Common Stock eligible for appraisal (as measured in accordance with subsection (g) of Section 262), or (2) the aggregate Merger

Consideration in respect of the shares of Company Common Stock for which appraisal rights have been pursued and perfected exceeds $1,000,000. The Company refers to these conditions as the “ownership thresholds.”

Under Section 262, where the proposed merger for which appraisal rights are provided is to be submitted for approval at a meeting of the Company Stockholders, the corporation, not less than twenty (20) days prior to the meeting, must notify each of its stockholders of record as of the Record Date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262 or information directing the Company Stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This Proxy Statement constitutes the Company’s notice to its Company Stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Merger, any holder of record or beneficial owner of Company Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s or owner’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner will result in the loss of appraisal rights under the DGCL. A Company Stockholder or beneficial owner who loses such holder’s or owner’s appraisal rights will be entitled to receive the Merger Consideration described in the Merger Agreement, without interest and less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of Company Common Stock, the Company believes that if a Company Stockholder or a beneficial owner is considering exercising such rights, that Company Stockholder or beneficial owner should seek the advice of legal counsel.

Company Stockholders and beneficial owners wishing to exercise appraisal rights with respect to their shares of Company Common Stock must do ALL of the following:

•

the Company Stockholder or beneficial owner must deliver to the Company a written demand for appraisal of such holder’s or beneficial owner’s shares of Company Common Stock before the vote on the adoption of the Merger Agreement at the Special Meeting;

•	the Company Stockholder or beneficial owner must not vote in favor of the adoption of the Merger Agreement;

•

the Company Stockholder must continuously hold or the beneficial owner must continuously own the shares of Company Common Stock from the date of making the demand through the Effective Time (a Company Stockholder or beneficial owner will lose appraisal rights if the Company Stockholder or beneficial owner transfers the shares before the Effective Time); and

•	strictly comply with the procedures of Section 262 for perfecting appraisal rights thereafter.

Any holder of record or beneficial owner of shares of the Company Common Stock who has complied with the applicable requirements of Section 262 and is otherwise entitled to appraisal rights or the Surviving Corporation may file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such persons within one hundred and twenty (120) days after the date of the Merger. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.

In addition, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights unless one of the ownership thresholds is met.

For Company Stockholders, because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, each Company Stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the Merger Agreement, abstain or not vote his, her, or its shares of Company Common Stock.

Written Demand

A Company Stockholder or beneficial owner wishing to exercise appraisal rights must deliver to the Company, before the vote on the adoption of the Merger Agreement at the Special Meeting, a written demand for the appraisal of such holder’s or beneficial owner’s shares of Company Common Stock. In addition, such Company Stockholder or beneficial owner must not vote or submit a proxy in favor of the adoption of the Merger Agreement. A vote in favor of the adoption of the Merger Agreement, at the Special Meeting, or by proxy (whether by mail or via the Internet or telephone), will result in loss of appraisal rights in respect of the shares of Company Common Stock so voted and will nullify any previous written demands for appraisal with respect to such Company Stockholder’s or beneficial owner’s shares of Company Common Stock. A Company Stockholder exercising appraisal rights must hold of record the shares of Company Common Stock on the date the written demand for appraisal is made and must continue to hold the shares of Company Common Stock of record through the effective date of the Merger. A beneficial owner exercising appraisal rights must own the shares of Company Common Stock on the date the written demand for appraisal is made and must continue to own such shares of Company Common Stock through the effective date of the Merger. For a Company Stockholder, a proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of the Company Stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. A Company Stockholder or beneficial owner who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or abstain from voting on the adoption of the Merger Agreement. Neither voting against the adoption of the Merger Agreement nor abstaining from voting or failing to vote on the adoption of the Merger Agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the Merger Agreement. A Company Stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the Special Meeting will constitute a waiver of appraisal rights.

A holder of record of shares of Company Common Stock is entitled to demand appraisal for the shares of Company Common Stock registered in that holder’s name. A demand for appraisal in respect of shares of Company Common Stock by a holder of record must reasonably inform the Company of the identity of the Company Stockholder and that the Company Stockholder intends thereby to demand an appraisal of such holder’s shares of Company Common Stock.

A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares of Company Common Stock. A demand for appraisal in respect of shares of Company Common Stock should be executed by or on behalf of the beneficial owner and must reasonably inform the Company of the identity of the beneficial owner and that the beneficial owner intends thereby to demand an appraisal of such owner’s shares of Company Common Stock. The demand made by such beneficial owner must also (1) reasonably identify the holder of record of the shares of Company Common Stock for which the demand is made; (2) be accompanied by documentary evidence of such beneficial owner’s continuous ownership of the Company Common Stock and a statement that such documentary evidence is a true and correct copy of what it purports to be; and (3) provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation and to be set forth on the verified list required by subsection (f) of Section 262. If the shares of Company Common Stock are owned of record or beneficially owned in a fiduciary or representative capacity, such as by a trustee, guardian, or custodian, such demand must be executed by or on behalf of the record owner or beneficial owner, and if the shares of Company Common Stock are owned of record or beneficially owned by more than one (1) person, as in a joint tenancy and tenancy in common, the demand must be executed by or on behalf of all joint record holders or beneficial owners. An authorized agent, including an authorized agent for two (2) or more joint record holders or beneficial owners, may execute a demand for appraisal on behalf of a holder of record or beneficial owner; however, the agent must identify the record owner or owners or beneficial owner or owners, respectively, and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners or beneficial owner or owners, as applicable. All written demands for appraisal pursuant to Section 262 must be mailed or delivered to:

Tri Pointe Homes, Inc.

3161 Michelson Drive, Suite 1500

Irvine, California 92612

Attention: Corporate Secretary

Telephone: (949) 438-1400

At any time within sixty (60) days after the effective date of the Merger (or thereafter, with written approval from the Company), any holder of record or beneficial owner of shares of the Company Common Stock who has submitted a demand for appraisal who has not commenced an appraisal proceeding or otherwise joined such proceeding as a named party will have the right to withdraw such person’s demand for appraisal and to accept the Merger Consideration offered pursuant to the Merger Agreement, without interest and less any applicable withholding taxes, by delivering to the Company, as the Surviving Corporation, a written withdrawal of the demand for appraisal. Once a petition for appraisal is filed, an appraisal proceeding may not be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery made under subsection (j) of Section 262 (a “Reservation”); provided, however, that this will not affect the right of any such person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the Merger Consideration within sixty (60) days after the effective date of the Merger. Except with respect to any holder of record or beneficial owner of shares of the Company Common Stock who withdraws such person’s demand in accordance with the provision in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to such person, the person will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to, or more than the Merger Consideration being offered pursuant to the Merger Agreement.

Notice by the Surviving Corporation

If the Merger is completed, within ten (10) days after the Effective Time, the Surviving Corporation will notify each record holder of shares of Company Common Stock who has properly and validly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the Merger Agreement and any beneficial owner who has demanded appraisal in accordance with Section 262 that the Merger has become effective and the effective date thereof.

Filing a Petition for Appraisal

Within one hundred and twenty (120) days after the effective date of the Merger, but not thereafter, the Surviving Corporation or any holder of record or beneficial owner of shares of the Company Common Stock who has complied with Section 262 and who is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a person other than the Surviving Corporation, demanding a determination of the fair value of the shares of Company Common Stock held by all such persons entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and holders of record and beneficial owners of shares of Company Common Stock should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Company Common Stock. Accordingly, any such persons who desire to have their shares of Company Common Stock appraised should take all actions necessary to perfect their appraisal rights in respect of their shares of Company Common Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 will nullify a previous written demand for appraisal.

Within one hundred and twenty (120) days after the effective date of the Merger, any holder or beneficial owner of shares of the Company Common Stock who has complied with the requirements for an appraisal of such person’s shares of Company Common Stock pursuant to Section 262 and who is entitled to appraisal rights under Section 262 will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares of Company Common Stock not voted in favor of the adoption of the Merger Agreement and with respect to which the Company has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares of Company Common Stock (provided that, where a beneficial owner makes a demand pursuant to Section 262, the holder of record of such shares of Company Common Stock will not be considered a separate stockholder holding such shares of Company Common Stock for purposes of such aggregate number). The Surviving Corporation must send this statement to the requesting person within ten (10) days after receipt by the Surviving Corporation of the written request for such a statement or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for an appraisal is duly filed by a holder or beneficial owner of shares of the Company Common Stock and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within twenty (20) days after such service to file with the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all such persons who have demanded appraisal for their shares of Company Common Stock and with whom agreements as to the value of their shares of Company Common Stock have not been reached. The Register in Chancery, if so ordered by the Delaware Court of Chancery, will give notice of the time and place fixed for the hearing of such petition by mail to the Surviving Corporation and to the persons shown on such list at the addresses stated therein. The forms of the notices by mail and by publication will be approved by the Delaware Court of Chancery and the costs of any such notice are borne by the Surviving Corporation.

After providing the foregoing notice, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who are entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by certificates to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any person fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such person. Accordingly, persons seeking appraisal of their shares of the Company Common Stock are cautioned to retain their Company Common Stock certificates pending resolution of the appraisal proceedings.

The Delaware Court of Chancery will dismiss appraisal proceedings as to all holders or beneficial owners of shares of the Company Common Stock who are otherwise entitled to appraisal rights unless (1) the total number of shares of Company Common Stock entitled to appraisal exceeds one percent (1%) of the outstanding shares of Company Common Stock eligible for appraisal (as measured in accordance with subsection (g) of Section 262) or (2) the value of the consideration provided in the Merger for such total number of shares of Company Common Stock entitled to appraisal exceeds $1,000,000.

Determination of Fair Value

After the Delaware Court of Chancery determines the persons entitled to appraisal, and that at least one (1) of the ownership thresholds above has been satisfied, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value (subject, in the case of interest payments, to any voluntary payments made by the Surviving Corporation pursuant to subsection (h) of Section 262 that have the effect of limiting the sum on which interest accrues as described below). In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the Surviving Corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262 to each person entitled to appraisal, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares of Company Common Stock as determined by the Delaware Court of Chancery, and (2) interest accrued before such voluntary cash payment, unless paid at that time.

In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise, and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Persons considering seeking appraisal should be aware that the fair value of their shares of Company Common Stock as so determined by the Delaware Court of Chancery could be more than, the same as, or less than the Merger Consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares of Company Common Stock and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and may not in any manner address, fair value under Section 262. Although the Company believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and holders of record and beneficial owners of Company Common Stock should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Neither the Company nor Parent anticipates offering more than the Merger Consideration to any Company Stockholder or beneficial owner exercising appraisal rights, and the Surviving Corporation reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Company Common Stock is less than the Merger Consideration.

The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the list filed by the Surviving Corporation pursuant to Section 262(f) who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares of Company Common Stock entitled to an appraisal not dismissed pursuant to subsection (k) of Section 262 or subject to such an award pursuant to a Reservation. In the absence of such determination or assessment, each party bears its own expenses.

If any person who demands appraisal of his, her, or its shares of Company Common Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of Company Common Stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration as provided in the Merger Agreement, without interest and less any applicable withholding taxes. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within one hundred and twenty (120) days after the effective date of the Merger, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights or if the person delivers to the Surviving Corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the Merger Consideration as provided in the Merger Agreement in accordance with Section 262.

From and after the Effective Time, no person who has demanded appraisal rights with respect to some or all of such person’s shares of Company Common Stock in compliance with Section 262 will be entitled to vote such shares of Company Common Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time). If a person who has made a demand for an appraisal in accordance with Section 262 delivers to the Surviving Corporation a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares, either within sixty (60) days after the effective date of the Merger or thereafter with the Surviving Corporation’s written approval, then the right of such person to an appraisal of the shares subject to the withdrawal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a Reservation; provided, however, that the foregoing will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the Merger Consideration within sixty (60) days after the Effective Time. If a petition for an appraisal is not filed within the time provided in accordance with Section 262, the right to appraisal with respect to all shares of Company Common Stock will cease.

Failure to comply strictly with all of the procedures set forth in Section 262 will result in the loss of a person’s appraisal rights under Section 262. In that event, such person will be entitled to receive the Merger Consideration for such person’s shares of Company Common Stock in accordance with the Merger Agreement, without interest and less any applicable withholding taxes. Consequently, any holder of record or beneficial owner of shares of the Company Common Stock wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

Accounting Treatment

The Merger will be accounted for as a “business combination” for financial accounting purposes.

Certain Material U.S. Federal Income Tax Consequences of the Merger

The following discussion is a summary of certain U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) whose shares of Company Common Stock are converted into the right to receive cash pursuant to the Merger. This discussion is based upon the Code, Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (the “IRS”), and other applicable authorities, all as in effect on the date of this Proxy Statement and all of which are subject to change or to differing interpretations at any time, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion.

This discussion is limited to Company Stockholders who hold their shares of Company Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). In addition, this summary does not describe any tax consequences arising under the laws of any state, local, or foreign jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation (e.g., estate or gift taxation) or the alternative minimum tax or the Medicare net investment income surtax that may be relevant or applicable to a particular holder in connection with the Merger. For purposes of this discussion, a “holder” means either a U.S. Holder or a Non-U.S. Holder (each as defined below) or both, as the context may require.

This discussion is for general information purposes only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances nor does it address any consequences to holders subject to special rules under U.S. federal income tax law, including, for example:

•	banks or other financial institutions;

•	mutual funds;

•	insurance companies;

•	tax-exempt organizations (including private foundations), governmental agencies, instrumentalities, or other governmental organizations;

•	retirement plans or other tax-deferred accounts;

•

S corporations, partnerships or any other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (or investors in such entities or arrangements);

•	controlled foreign corporations, passive foreign investment companies, or corporations that accumulate earnings to avoid U.S. federal income tax;

•	dealers or brokers in securities, currencies, or commodities;

•	traders in securities that elect to use the mark-to-market method of accounting for their securities;

•	regulated investment companies or real estate investment trusts, or entities subject to the U.S. anti-inversion rules;

•	U.S. expatriates or certain former citizens or long-term residents of the United States;

•	holders that own or have owned (directly, indirectly, or constructively) five percent (5%) or more of Company Common Stock (by vote or value);

•	holders holding the shares as part of a hedging, constructive sale, or conversion, straddle, or other risk reduction transaction;

•

holders subject to special tax accounting rules as a result of any item of gross income with respect to the shares of Company Common Stock being taken into account in an “applicable financial statement” (as defined in the Code);

•	holders that received their shares of Company Common Stock in a compensatory transaction, through a tax-qualified retirement plan or pursuant to the exercise of options or warrants;

•	holders that hold their shares of Company Common Stock through a bank, financial institution, or other entity, or a branch thereof, located, organized, or resident outside the United States;

•	holders who own an equity interest, actually or constructively, in Parent or the Surviving Corporation following the Merger;

•	holders that do not vote in favor of the Merger and that properly demand appraisal of their shares of Company Common Stock under Section 262; or

•	U.S. Holders whose “functional currency” is not the U.S. dollar.

If a partnership (including an entity or arrangement, domestic or non-U.S., treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Company Common Stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of Company Common Stock and partners therein should consult their tax advisors regarding the consequences of the Merger.

No ruling has been or will be sought from the IRS regarding the U.S. federal income tax consequences of the Merger described herein. No assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. IT IS NOT INTENDED TO CONSTITUTE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES UNDER STATE, LOCAL, NON-U.S., OR OTHER TAX LAWS.

U.S. Holders

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Company Common Stock who or that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust (i) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person as defined in Section 7701(a)(30) of the Code.

The receipt of cash by a U.S. Holder in exchange for shares of Company Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Such U.S. Holder’s gain or loss generally will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss generally will be a capital gain or loss and will be a long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Company Common Stock at different times or different prices, such U.S. Holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of Company Common Stock.

Non-U.S. Holders

For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of Company Common Stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

Subject to the discussion under “Information Reporting and Backup Withholding” below, any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with the conduct of a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax, net of certain deductions, at rates generally applicable to U.S. persons (unless an applicable income tax treaty provides otherwise), and, if the Non-U.S. Holder is a corporation, such gain may also be subject to an additional “branch profits tax” at a rate of thirty percent (30%) (or a lower rate under an applicable income tax treaty);

•

such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other specified conditions are met, in which case such gain generally will be subject to U.S. federal income tax at a rate of thirty percent (30%) (or a lower rate under an applicable income tax treaty), which gain may be offset by certain U.S. source capital losses of such Non-U.S. Holder provided such Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses; or

•

shares of Company Common Stock constitute a United States real property interest (“USRPI”) by reason of the Company’s status as a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code (“USRPHC”), at any time within the shorter of the five-year period preceding the Merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of Company Common Stock (the “Relevant Period”). Generally, a corporation is a USRPHC if the fair market value of its USRPIs equals or exceeds fifty percent (50%) of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. We believe that the Company is a USRPHC as of the Merger. However, so long as shares of Company Common Stock are treated as regularly traded on an established securities market (for purposes of Section 897(c)(3) of the Code), a Non-U.S. Holder generally will not be subject to U.S. federal income tax on the disposition of shares of Company Common Stock pursuant to the Merger if the Non-U.S. Holder has not owned directly and has not been deemed to own pursuant to attribution rules more than five percent (5%) of Company Common Stock at any time during the Relevant Period. If a Non-U.S. Holder exceeds the limits described in the preceding sentence with respect to Company Common Stock, the Non-U.S. Holder generally will be subject to U.S. federal income tax on its gain at rates applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. If a Non-U.S. Holder is subject to the tax described in the preceding sentences, the Non-U.S. Holder will also be required to file a U.S. federal income tax return with the IRS. Non-U.S. Holders are encouraged to consult their tax advisors regarding the possible consequences to them of the Company being a USRPHC.

Non-U.S. Holders should consult their tax advisors regarding the tax consequences to them of the Merger.

Information Reporting and Backup Withholding

Information reporting and backup withholding (currently, at a rate of 24%) may also apply to the proceeds received by a holder pursuant to the Merger. Backup withholding generally will not apply to (i) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form) or (ii) a Non-U.S. Holder that (a) provides a certification of such Non-U.S. Holder’s foreign status on an applicable IRS Form W-8 (or a substitute or successor form) or (b) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the holder’s U.S. federal income tax liability; provided that the holder timely furnishes the required information to the IRS.

Additional Withholding Requirements under the Foreign Account Tax Compliance Act (FATCA)

Sections 1471 through 1474 of the Code, and the U.S. Treasury Regulations and administrative guidance issued thereunder (which we refer to as, collectively, “FATCA”), impose a U.S. federal withholding tax of thirty percent (30%) on certain payments made to a “foreign financial institution” (as specially defined under these rules) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding certain U.S. account holders of such institution (which include certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or an exemption applies. FATCA also generally imposes a U.S. federal withholding tax of thirty percent (30%) on certain payments made to a non-financial foreign entity unless such entity provides the withholding agent a certification identifying certain direct and indirect U.S. owners of the entity or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes. The U.S. Treasury Department has released proposed regulations which, if finalized in their present form, would eliminate the FATCA withholding applicable to the gross proceeds of a sale or other disposition of Company Common Stock. In its preamble to such proposed regulations, the U.S. Treasury Department stated that taxpayers generally may rely on the proposed regulations until final regulations are issued. Holders of Company Common Stock are urged to consult with their tax advisors regarding the possible implications of FATCA on the disposition of Company Common Stock pursuant to the Merger.

THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR HOLDERS. IT IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE RECEIPT OF CASH FOR THEIR SHARES OF COMPANY COMMON STOCK PURSUANT TO THE MERGER UNDER ANY U.S. FEDERAL, STATE, LOCAL, NON-U.S., OR OTHER TAX LAWS, OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Regulatory Approvals Required for the Merger

The parties to the Merger Agreement have agreed to use (and will cause each of their respective subsidiaries to use) their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties to the Merger Agreement in doing, or causing to be done, all things necessary, proper, or advisable under applicable law to consummate the Merger and other transactions contemplated by the Merger Agreement as soon as practicable. Parent and Merger Sub will use (and will cause each of their respective subsidiaries to use) their reasonable best efforts to take, or cause to be taken, any and all steps necessary or prudent, to avoid or eliminate each and every impediment under any applicable law that may be asserted by any governmental entity or any other person so as to enable the parties to consummate the transactions contemplated by the Merger Agreement, including the Merger, as promptly as practicable, including, among other things, becoming subject to, consenting to, committing to and/or negotiating, proposing, offering, settling, undertaking, agreeing to or otherwise taking any action with respect to, permitting, or suffering to exist, any requirement, condition, limitation, understanding, agreement, or order to (A) sell, license, lease, assign, transfer, divest, encumber, hold separate, or otherwise dispose of any and all of the share capital or other equity or voting interest, assets, licenses, operations, rights, product lines, business, or portion of business of the Company, the Surviving Corporation, Parent, Merger Sub, or any of their respective subsidiaries; and (B) conduct, restrict, operate, invest, or otherwise change the assets, licenses, operations, rights, product lines, business, or portion of the business of the Company, the Surviving Corporation, Parent, Merger Sub, or any of their respective subsidiaries; provided that neither Parent and Merger Sub nor any of their respective subsidiaries will be required to take any of the actions referred to above (1) unless the effectiveness thereof is conditioned on the occurrence of the consummation of the Merger, and (2) if such actions would or would reasonably be expected to, individually or in the aggregate, result in a material adverse effect on (y) the Company and its subsidiaries taken as a whole or (z) Parent, the Company, Merger Sub, and their respective subsidiaries, taken as a whole. Parent and Merger Sub will (and will cause their respective subsidiaries to) oppose fully and vigorously, including by defending through litigation on the merits, any claim asserted in court to avoid entry of, or to have vacated, lifted, reversed, overturned, or terminated, any order or judgment (whether temporary, preliminary, or permanent) that would prevent the closing of the Merger prior to the date, if any, the Merger Agreement is terminated.

Under the HSR Act, the Merger cannot be completed until Parent, Merger Sub, and the Company file a notification and report form with the FTC and the DOJ under the HSR Act and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar day waiting period following the parties’ filing of their respective HSR Act notification forms or the early termination of that waiting period. The Company, Parent, and Merger Sub made the necessary filings with the FTC and the Antitrust Division of the DOJ on [●], 2026, and the applicable waiting period will expire on 11:59 p.m. Eastern Time on [●], 2026.

At any time before or after the consummation of the Merger and the other transactions contemplated by the Merger Agreement, notwithstanding the termination of the waiting period under the HSR Act, the FTC or the Antitrust Division of the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger and the other transactions contemplated by the Merger Agreement, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger and the other transactions contemplated by the Merger Agreement, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger and the other transactions contemplated by the Merger Agreement or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

PROPOSAL 1: THE MERGER AGREEMENT PROPOSAL

This section describes the material terms and conditions of the Merger Agreement. The description of the Merger Agreement in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached to this Proxy Statement as Annex A and is incorporated by reference into this Proxy Statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this Proxy Statement. This section is not intended to provide you with factual information about the Company. Such information can be found elsewhere in this Proxy Statement and in the public filings the Company makes with the SEC, which may be obtained by following the instructions set forth in the section titled “Where You Can Find More Information” beginning on page [●].

Explanatory Note Regarding the Merger Agreement

The Merger Agreement and the description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company, Parent, Merger Sub, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific agreed-upon dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations, qualifications, and supplemental information agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party for the purposes of allocating contractual risk between the parties. In addition, certain representations and warranties may be subject to contractual standards of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is contained in, or incorporated by reference into, this Proxy Statement, the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, proxy statements, and Current Reports on Form 8-K. Except as expressly stated in the Merger Agreement, Company Stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub, or any of their respective subsidiaries, affiliates, or businesses. Additionally, the representations, warranties, covenants, conditions, and other terms of the Merger Agreement may be subject to subsequent waiver, amendments, or other modification.

Effect of the Merger

The Merger Agreement provides that, upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub will be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub will cease, and the Company will continue as the Surviving Corporation and an indirect wholly owned subsidiary of Parent. The Merger will be effected pursuant to the DGCL and will have the effects set forth in the Merger Agreement and applicable provisions of the DGCL. In addition, Company Common Stock will be delisted from the NYSE and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules, and regulations. Except to the extent required pursuant to the indentures governing the Company Notes that remain outstanding following the Closing Date, the Company will no longer file periodic or other reports with the SEC.

If the Merger is consummated, you will not own any shares of capital stock of the Surviving Corporation. The Effective Time will occur upon the filing of the certificate of merger with, and the acceptance of such filing by, the Secretary of State of the State of Delaware (or at such later time as the Company, Parent, and Merger Sub may agree and specify in the certificate of merger).

At the Effective Time, all of the property, rights, privileges, immunities, powers, and franchises of the Company and Merger Sub will vest in the Surviving Corporation, and all of the debts, liabilities, and duties of the Company and Merger Sub will become the debts, liabilities, and duties of the Surviving Corporation as provided under the DGCL.

Closing and Effective Time

The closing will take place on the fifth (5th) business day following the satisfaction or, to the extent permitted by applicable law, waiver of all conditions to the closing (described below under the subsection titled “Conditions to the Closing of the Merger” beginning on page [●] of this Proxy Statement) (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or, to the extent permitted by applicable law, waiver of those conditions at the closing), by electronic exchange of deliverables, unless otherwise agreed to in writing by Parent and the Company. However, without the prior written consent of Parent, the closing will not occur prior to the earlier of (i) the date that is five business days after the date on which all Designated Governmental Consents (as defined in the Merger Agreement) have been obtained, and (ii) the date that is 90 days after the date of the Merger Agreement. On the date on which the closing actually occurs (the “Closing Date”), or on such other date as Parent and the Company may agree to, the parties will cause a certificate of merger to be executed and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL. The Merger will become effective at the time the certificate of merger has been filed and accepted for record by the Secretary of State of the State of Delaware, or such later date and time as is agreed upon by the parties in writing and specified in the certificate of merger.

Directors and Officers; Certificate of Incorporation; Bylaws

The Company, Parent, and Merger Sub will take all action necessary to cause the directors of Merger Sub immediately prior to the Effective Time to be the directors of the Surviving Corporation, each to hold office, from and after the Effective Time, in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors have been duly elected, designated, or qualified, or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

The officers of the Company immediately prior to the Effective Time, from and after the Effective Time, will be the officers of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors have been duly elected, designated, or qualified, or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

At the Effective Time, by virtue of the Merger and without the necessity of any further action, the certificate of incorporation and bylaws of the Surviving Corporation will be the certificate of incorporation and bylaws, respectively, of Merger Sub, as in effect immediately prior to the Effective Time, until thereafter changed or amended as provided in the certificate of incorporation and bylaws and applicable law, as applicable; provided that the name of the Surviving Corporation will be “Tri Pointe Homes, Inc.”

Merger Consideration

Company Common Stock

At the Effective Time, by virtue of the Merger and without any action on the part of the parties to the Merger Agreement or holders of any securities of the Company or of Merger Sub, each share of Company

Common Stock issued and outstanding as of immediately prior to the Effective Time will be automatically converted into the right to receive the Merger Consideration, subject to any withholding of taxes required by applicable law, except for shares of Company Common Stock that are Owned Company Shares, shares held by any direct or indirect wholly owned subsidiary of the Company, or Dissenting Shares.

As of the Effective Time, all shares of Company Common Stock will no longer be outstanding and shall automatically be cancelled and will cease to exist, and each applicable holder of such shares of Company Common Stock will cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor (except for shares of Company Common Stock that are Owned Company Shares, shares held by any direct or indirect wholly owned subsidiary of the Company, or Dissenting Shares).

At the Effective Time, each Owned Company Share will automatically be canceled and cease to exist, and no consideration or payment will be delivered in exchange therefor or in respect thereof, and each share of Company Common Stock held by any direct or indirect wholly owned subsidiary of the Company will, if any, be converted into such number of shares (or fraction thereof) of common stock, par value $0.01 per share, of the Surviving Corporation with an aggregate value immediately after the consummation of the Merger equal to the Merger Consideration. Also at the Effective Time, all Dissenting Shares will be canceled and cease to exist, and the holders of Dissenting Shares will only be entitled to the rights granted to them under Section 262 with respect to such Dissenting Shares. For more information, please see the section titled “The Merger—Appraisal Rights” beginning on page [●] of the Proxy Statement.

Outstanding Company Equity Awards

Company RSUs

At the Effective Time, by virtue of the Merger:

i.

Each Company RSU granted under the Company Equity Plans prior to 2026 and each Company RSU held by a non-employee director of the Company, in each case whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company RSU, multiplied by (B) the Merger Consideration.

ii.

Each Company RSU that is not subject to the preceding paragraph (i) above that is outstanding as of immediately prior to the Effective Time will be canceled and automatically converted into and substituted with a cash award representing the right to receive, upon each applicable vesting date for such Company RSU (or if earlier, upon a severance-eligible termination of employment), and subject to the same time-vesting terms and conditions that applied to such Company RSU (other than vesting terms providing for accelerated vesting in connection with the Merger), as in effect immediately prior to such conversion, an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company RSU that would have vested on such vesting date had such Company RSU remained outstanding through such vesting date, multiplied by (B) the Merger Consideration.

Company PSUs

At the Effective Time, by virtue of the Merger, each Company PSU granted under the Company Equity Plans, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest, and subject to deduction for any required tax withholdings) equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Company PSU (at maximum performance), multiplied by (B) the Merger Consideration.

Exchange and Payment Procedures

At or prior to the closing, Parent will designate a nationally recognized bank or trust company reasonably acceptable to the Company to act as the paying agent for the Merger (the “Paying Agent”) for purposes of effecting the payment of the aggregate Merger Consideration in accordance with Article II of the Merger Agreement. At or prior to the closing, Parent will deposit (or cause to be deposited) with the Paying Agent an amount of cash in immediately available funds equal to the aggregate Merger Consideration to which holders of Company Common Stock will be entitled at the Effective Time pursuant to the Merger Agreement.

As soon as practicable after the Effective Time (and in any event within three (3) business days), Parent and the Surviving Corporation will cause the Paying Agent to mail each holder of record of shares of Company Common Stock represented by certificates as of immediately prior to the Effective Time (A) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the certificates representing such shares (the “Certificates”) will pass, only upon delivery of the Certificates to the Paying Agent) and (B) instructions for effecting the surrender of the shares of Company Common Stock represented by the Certificates (or affidavits of loss in lieu of the Certificates) in exchange for the Merger Consideration. Each holder of record of one or more shares of Company Common Stock represented by book-entry (“Book-Entry Shares”) and whose shares were converted into the right to receive the Merger Consideration pursuant to the Merger Agreement will automatically receive the Merger Consideration and be cancelled; provided, however, that receipt of the Merger Consideration by a holder of Book-Entry Shares will be subject to receipt by the Paying Agent of any documentation or information reasonably requested by the Paying Agent from such holder of Book-Entry Shares.

If any cash deposited with the Paying Agent is not claimed within one (1) year following the Effective Time, such cash will be returned to Parent or an affiliate thereof designated by Parent, upon demand, and any holders of Company Common Stock who have not complied with the exchange procedures in the Merger Agreement will thereafter look only to Parent (subject to abandoned property, escheat, or other similar laws) for payment of the Merger Consideration.

Representations and Warranties

The Merger Agreement contains representations and warranties of the Company, Parent, and Merger Sub.

Some of the representations and warranties in the Merger Agreement made by the Company are subject to specified exceptions and qualifications contained in the Merger Agreement, including qualifications as to materiality or Company Material Adverse Effect. For purposes of the Merger Agreement, “Company Material Adverse Effect” means any change, effect, development, circumstance, condition, state of facts, event, or occurrence (each, an “Effect”) that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, operations, condition (financial or otherwise), properties, assets, or liabilities of the Company and the Company’s subsidiaries, taken as a whole; provided, however, that no Effects to the extent resulting or arising from the following will be deemed to constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect exists or has occurred, or would reasonably be expected to occur:

•	any changes in economic conditions in the United States or any other country, or any changes in local, regional, global, or international economic conditions, including

•	any changes affecting financial, debt, credit, foreign exchange or capital market conditions,

•	changes in interest rates or credit ratings in the United States or any other country, or

•	changes in exchange rates for the currencies of any country;

•

any changes in conditions generally affecting the industries in which the Company and the Company’s subsidiaries operate, including due to the issuance of any executive orders or other proposed or binding directives or the opening of any investigation, inquiry, or similar action, in each case, by any governmental entity or other governmental activity;

•	any changes in political, geopolitical, regulatory, or legislative conditions in the United States, any other country or region of the world, or any locality or region within the United States;

•	any changes after the date of the Merger Agreement in GAAP or other accounting standards or the enforcement or interpretation thereof or guidance with respect thereto;

•

any changes after the date of the Merger Agreement in applicable law or the enforcement or interpretation thereof, including any new or increased tariffs or trade restrictions and any related retaliatory measures;

•

any failure by the Company to meet any internal or published projections, forecasts, budgets, plans, operational metrics, estimates or expectations of the Company’s revenue, earnings, or other financial performance or results of operations for any period, in and of itself (it being understood that the facts or occurrences giving rise or contributing to such failure that are not otherwise excluded from the definition of a “Company Material Adverse Effect” may be taken into account);

•

any acts of terrorism or sabotage, war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, military actions, cyber-attacks, cyber-invasions, cyber-terrorism, cyber-security breaches, weather conditions, natural disasters, acts of God, plagues, epidemics or pandemics or disease outbreaks, or other force majeure events, including any material worsening of such conditions threatened or existing as of the date of the Merger Agreement, including, in each case, the response of any governmental entity;

•

the execution and delivery of the Merger Agreement, the identity of Parent, Merger Sub, or any of their respective affiliates, the pendency or consummation of the Merger Agreement, the Merger, and the other transactions contemplated therein (including the effect thereof on the relationships with current or prospective customers, suppliers, distributors, partners, financing sources, employees, sales representatives, or other third parties), or the public announcement of the Merger Agreement and the transactions contemplated therein, including any litigation threatened, brought or otherwise arising out of or relating to the Merger Agreement or the transactions contemplated therein, in each case only to the extent resulting from the execution and delivery of the Merger Agreement, the identity of Parent, Merger Sub, or any of their respective affiliates, the pendency or consummation of the Merger Agreement, the Merger, and the other transactions contemplated therein, or the public announcement of the Merger Agreement and the transactions contemplated therein, as applicable (provided that this clause will not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address, as applicable, the consequences resulting from the execution and delivery of the Merger Agreement, the pendency or consummation of the Merger Agreement, the Merger, and the other transactions contemplated therein or to address the consequences of litigation);

•

any action or failure to take any action which action or failure to act is requested in writing by or on behalf of Parent or Merger Sub or is otherwise expressly required by the Merger Agreement (other than Section 5.1 of the Merger Agreement);

•

any changes in the Company’s stock price or the trading volume of the Company Common Stock or any change in the ratings or ratings outlook for the Company or any of the Company subsidiaries (it being understood that the facts or occurrences giving rise or contributing to such changes that are not otherwise excluded from the definition of a “Company Material Adverse Effect” may be taken into account); and

•	the availability or cost of equity, debt, or other financing to Parent or Merger Sub.

However, with respect to the exceptions set forth in the first to fifth bullets and the seventh bullet above, to the extent that such Effect has had a disproportionate adverse impact on the Company or any Company subsidiary relative to other companies of a similar size operating in the industry in which the Company and the Company subsidiaries operate, then only the incremental disproportionate adverse impact of such Effect will be taken into account for the purpose of determining whether a Company Material Adverse Effect exists or has occurred.

In the Merger Agreement, the Company made customary representations and warranties to Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•	the due organization, valid existence, and qualification of the Company and its subsidiaries;

•	the capital structure of the Company, as well as the ownership and capital structure of its subsidiaries;

•

the absence of any shareholder agreements, voting trusts, registration rights agreements, subscription agreements or other agreements, commitments, or understandings to which the Company or any Company subsidiary is a party with respect to the shares of capital stock or other equity interests of the Company;

•

the absence of any undisclosed outstanding bonds, debentures, notes, or other similar obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the Company Stockholders on any matter;

•	the Company’s corporate power and authority to enter into and perform the Merger Agreement, and the enforceability of the Merger Agreement;

•	the necessary approval of the Board;

•

the absence of any conflict or violation of any organizational documents of the Company, certain existing contracts of the Company and its subsidiaries, applicable laws to the Company or its subsidiaries or the resulting creation of any lien upon the properties or assets of the Company or its subsidiaries due to the execution and delivery of the Merger Agreement and performance thereof;

•	required consents, approvals, and regulatory filings in connection with the Merger Agreement and performance thereof;

•	the accuracy and completeness of the Company’s SEC filings and financial statements;

•	the Company’s disclosure controls and procedures;

•	the Company’s internal accounting controls and procedures;

•	the absence of undisclosed liabilities;

•

the conduct of the business of the Company and its subsidiaries in the ordinary course of business consistent with past practice and the absence of any Company Material Adverse Effect, in each case, since September 30, 2025;

•	the Company’s and its subsidiaries’ compliance with laws and possession of necessary permits;

•	export controls matters and compliance with anti-corruption laws, anti-money laundering laws, and international sanctions and embargo regimes;

•	employee benefit plans;

•	labor matters;

•	tax matters;

•	litigation matters;

•	trademarks, copyrights, and other intellectual property matters;

•	privacy and data protection matters;

•	real property owned or leased by the Company, its subsidiaries, and its Joint Ventures (as defined in the Merger Agreement);

•	the existence and enforceability of specified categories of the Company’s and its subsidiaries’ material contracts;

•	certain environmental matters;

•	the Company’s and its subsidiaries’ top suppliers and vendors;

•	insurance matters;

•	the absence of untrue statements of material facts (and omissions of the same) in information relating to, and provided by, the Company and its subsidiaries, contained in this Proxy Statement;

•	the rendering of Moelis’s fairness opinion to the Board;

•	the inapplicability of anti-takeover statutes to the Merger;

•	absence of any contract or transactions between the Company or any of its subsidiaries and any affiliate or related person;

•	payment of fees to brokers in connection with the Merger Agreement;

•	matters pertaining to the Company’s and its subsidiaries’ mortgage business;

•	matters pertaining to the Company’s and its subsidiaries’ insurance business; and

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the nature of the Company’s and its subsidiaries’ business, as it pertains to not developing “critical technologies” or performing functions with respect to “critical infrastructure,” in each case as defined under rules and regulations administered by CFIUS.

In the Merger Agreement, Parent, and Merger Sub made customary representations and warranties to the Company that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•	the due organization, valid existence, and qualification of Parent and Merger Sub;

•	Parent and Merger Sub’s authority to enter into and perform their respective obligations under the Merger Agreement;

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the absence of any conflict or violation of Parent and Merger Sub’s organizational documents, existing contracts, applicable laws, or the resulting creation of any lien upon Parent or Merger Sub’s properties or assets due to the execution and delivery of the Merger Agreement and performance thereof;

•	required consents and regulatory filings in connection with the Merger Agreement and performance thereof;

•	the required vote or consent of holders of voting interests in Parent and Merger Sub;

•	the absence of certain litigation and orders;

•	the absence of untrue statements of material facts (and omissions of the same) in information relating to, and provided by, Parent and Merger Sub contained in this Proxy Statement;

•	the absence of certain exclusive arrangements with respect to the Merger and the transactions contemplated by the Merger Agreement;

•	the absence of certain stockholder or management arrangements related to the Merger;

•	the solvency of the Surviving Corporation following the consummation of the Merger and the transactions contemplated by the Merger Agreement;

•	matters with respect to Parent’s debt financing and sufficiency of funds;

•	payment of fees to brokers in connection with the Merger Agreement;

•	ownership of capital stock of Parent and Merger Sub;

•	the absence of Merger Sub activity other than as contemplated by the Merger Agreement; and

•	the exclusivity and terms of the representations and warranties made by the Company.

The representations and warranties contained in the Merger Agreement will not survive the consummation of the Merger.

Conduct of Business Pending the Merger

The Merger Agreement provides that, between the date of the Merger Agreement and the earlier of the Effective Time or the date on which the Merger Agreement, if any, is validly terminated, except as set forth in the confidential disclosure letter to the Merger Agreement (the “Company Disclosure Letter”), as expressly permitted, expressly contemplated, or required by the Merger Agreement, as required by applicable law, or as consented to in writing by Parent (which approval should not be unreasonably withheld, conditioned, or delayed), the Company (a) will, will cause each Company subsidiary to, and will exercise (and cause the Company’s subsidiaries to exercise) any available rights with respect to Joint Ventures to, conduct its business in all material respects in the ordinary course of business, (b) will, will cause each Company subsidiary to, and will exercise (and cause the Company’s subsidiaries to exercise) any available rights with respect to its Joint Ventures to, use commercially reasonable efforts to (1) preserve intact its and their material business organizations, goodwill, and ongoing businesses, and (2) preserve its and their present relationships with Material Suppliers (as defined in the Merger Agreement), partners, rating agencies, governmental entities, key employees, and other persons with whom it and they have material business relations; and (c) will not, and will cause each Company subsidiary not to, directly or indirectly:

•	amend, modify, waive, rescind, change, or otherwise restate the Company governing documents or any Company subsidiary’s certificate of incorporation, bylaws, or equivalent organizational documents;

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authorize, declare, set aside, make, or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock or other equity interests (whether in cash, assets, shares, or other securities of the Company or any Company subsidiary) (other than dividends or distributions made by any wholly owned Company subsidiary to the Company or any other wholly owned Company subsidiary);

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split, combine, subdivide, reduce, or reclassify any of its capital stock or other equity interests, or redeem, purchase, or otherwise acquire any of its capital stock or other equity interests, or issue or authorize the issuance of any of its capital stock or other equity interests or any other securities in respect of, in lieu of or in substitution for, its capital stock or other equity interests, except for (A) the acceptance of Company Common Stock for withholding taxes in respect of Company Equity Awards or (B) any such transaction involving only wholly owned subsidiaries of the Company;

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issue, deliver, grant, sell, pledge, dispose of, or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition, or encumbrance of, any shares in the capital stock, voting securities, or other equity interest in the Company or any Company subsidiary or any securities convertible into or exchangeable or exercisable for any such shares, voting securities, or equity interest, or any rights, warrants or options to acquire any such shares, voting securities, or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights, or stock based performance units or take any action to cause to be exercisable or vested any otherwise unexercisable or unvested Company Equity Award under any existing Company Equity Plan, other than (A) issuances of Company Common Stock in respect of the vesting or settlement of Company Equity Awards outstanding on the date of the Merger Agreement (or issued in accordance with the Company Disclosure Letter), in all cases in accordance with their respective terms as of the date of the Merger Agreement, (B) sales of Company

Common Stock pursuant to the settlement of Company Equity Awards in order to satisfy tax withholding obligations, (C) in connection with the vesting of any Company Equity Awards in accordance with their terms as of the date of the Merger Agreement, or (D) transactions solely between the Company and a wholly owned Company subsidiary or solely between wholly owned subsidiaries of the Company;

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except as required by any Company benefit plan as in existence as of the date of the Merger Agreement (or as adopted or amended following the date of the Merger Agreement in a manner permitted by the Merger Agreement) or as required by applicable law,

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increase or commit to increase the compensation or benefits payable or to become payable to any current or former Service Providers (as defined in the Merger Agreement) (1) whose annual base salary exceeds $350,000 as of the date of the Merger Agreement or (2) whose annual base salary is less than $350,000 as of the date of the Merger Agreement, except in respect of this clause (2) in the ordinary course of business consistent with past practice,

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grant or commit to grant to any of its current or former Service Providers (1) whose annual base salary exceeds $350,000 as of the date of the Merger Agreement, any severance or termination pay or any increase in severance or termination pay or (2) whose annual base salary is less than $350,000 as of the date of the Merger Agreement, any severance or termination pay or any increase in severance or termination pay, except in respect of this clause (2) in the ordinary course of business consistent with past practice,

•	pay or award, or commit to pay or award, any bonus or bonus opportunity, retention, change in control, or incentive compensation to any of its current or former Service Providers,

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enter into any employment, severance, retention, change in control, or similar agreement (excluding offer letters that provide for no severance or change in control benefits) with any of its current or former Service Providers,

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establish, adopt, enter into, amend, or terminate any Company benefit plan except for any amendments to health and welfare plans entered into in the ordinary course of business that would not result in a material increase in annual cost or annual expense (relative to the 2025 annual cost or expense) of maintaining such employee health or welfare benefit plan to the Company,

•	take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability, or funding under any Company benefit plan,

•	terminate the employment of any employee whose annual base salary exceeds $350,000 as of the date of the Merger Agreement, other than for cause,

•	hire any new employees, except for employees whose annual base salary does not exceed $350,000, or

•	provide any funding for any rabbi trust or similar arrangement;

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(A) terminate, modify, extend, or enter into any Labor Agreement (as defined in the Merger Agreement) or (B) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of the Company or the Company’s subsidiaries;

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waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former Service Provider whose annual base salary exceeds $350,000 as of the date of the Merger Agreement;

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acquire (including by merger, consolidation, or acquisition of stock or assets or any other means), or enter into any definitive agreements providing for any acquisitions of, any equity interests in or real property of any person, or any business or division of any person, or otherwise engage in any mergers, consolidations, or business combinations, except for

•	transactions solely between the Company and a wholly owned subsidiary of the Company or solely between wholly owned subsidiaries of the Company,

•	acquisitions, leases, or licenses of inventory, products, goods, services, supplies, equipment, or off-the-shelf technology in the ordinary course of business consistent with past practice,

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acquisitions of real property or residential units on terms consistent with the Lot Purchase Agreements or Development Parcel Contracts (each as defined in the Merger Agreement), as applicable, and, in each case, any other contracts executed in connection therewith in the ordinary course of business consistent with past practice, and otherwise on market terms in the ordinary course of business, including (I) entering into land purchase contracts, option contracts, membership interest purchase contracts, joint venture agreements, or joint development agreements with the primary purpose to acquire (and purchasing pursuant to the terms of such contracts) land or an ownership interest in an entity holding land, in each case with a purchase price (with respect to land) or a contribution amount (with respect to joint ventures) in an amount not to exceed $50,000,000 individually (it being acknowledged and agreed that such amount will be calculated net of amounts to be paid or contributed by the third party partners of the Company or any Company subsidiary pursuant to the terms of a joint development agreement or joint venture agreement to acquire land or an ownership interest in an entity holding land) or (II) as required by or pursuant to or otherwise in accordance with, or as contemplated by, any existing contracts, or

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the acquisition of intellectual property rights in connection with the exercise of the reasonable business judgment of the Company or the Company’s subsidiaries in the ordinary course of business involving less than $3,000,000 individually and $15,000,000 in the aggregate;

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liquidate (completely or partially), dissolve, restructure, recapitalize, or effect any other reorganization (including any restructuring, recapitalization, or reorganization between or among any of the Company or the Company’s subsidiaries), or adopt any plan or resolution providing for any of the foregoing;

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make any loans, advances, or capital contributions to, or investments in, any other person, except for (A) loans, advances, or capital contributions to, or investments solely in or among the Company and its wholly owned subsidiaries or solely among the Company’s wholly owned subsidiaries, (B) loans, advances, or capital contributions to, or investments undertaken in, any other person in relation to the Joint Ventures as required by the organizational documents of such Joint Ventures, (C) loans, advances, or capital contributions to, or investments undertaken in, any other person in relation to the provision of mortgage financing and insurance services in the ordinary course of the Company’s financial services business, (D) advances for reimbursable director, officer, and employee expenses in the ordinary course of business or materially consistent with the Company’s policies, (E) extension of credit to customers in the ordinary course of business consistent with past practice, (F) releases of earnest money deposits and similar amounts to sellers of real property in the ordinary course of business, and (G) in addition to the foregoing clauses (A) through (F), loans, advances, or capital contributions, or investments, solely in an amount not to exceed $2,000,000 individually and $4,000,000 in the aggregate;

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sell, lease, license, assign, abandon, permit to lapse, transfer, exchange, swap, or otherwise dispose of, or subject to any lien (other than Permitted Liens, as defined in the Merger Agreement), any of its material properties, rights, or assets (including shares in the capital of the Company or the Company’s subsidiaries), except (A) pursuant to transactions solely among the Company and its wholly owned subsidiaries or solely among the Company’s wholly owned subsidiaries, (B) non-exclusive licenses or other non-exclusive grants of rights in, to or under Company intellectual property rights in the ordinary course of business, (C) abandonment or expiration of registered Company intellectual property rights in the ordinary course of business, (D) sales of residential units pursuant to home sale contracts and sales of real property, including individual homes and lots, pursuant to joint development agreements or in connection with joint venture agreements, in each case, in the ordinary course of business, (E) sales of

Company mortgage loans or related servicing rights on the secondary mortgage market in the ordinary course of business consistent with past practice, (F) abandoning, permitting to lapse, or taking or refraining from taking any action with respect to, options or similar rights to acquire real property in the ordinary course consistent with past practice, (G) selling or otherwise disposing of inventory, products, goods, services, supplies, equipment, or off the shelf technology (other than residential units), in each case, in the ordinary course of business consistent with past practice, or (H) pursuant to any contract to which the Company or any Company subsidiary is bound as of the date of the Merger Agreement that was provided to Parent;

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other than in the ordinary course of business, (A) enter into any contract that would, if entered into prior to the date of the Merger Agreement, be a material contract (other than certain contracts defined in the Merger Agreement as “Specified Contracts”), or (B) (1) modify, amend, extend, or voluntarily terminate (other than non-renewals occurring in the ordinary course of business consistent with past practice) any material contract (other than a Specified Contract) or (2) waive, release, or assign any rights or claims thereunder;

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(1) enter into any contract that would, if entered into prior to the date of the Merger Agreement, be a Specified Contract, or (2) waive, release, or assign any rights or claims thereunder, in the case of this clause (2) other than in the ordinary course of business consistent with past practice;

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make any capital expenditure or expenditures, enter into agreements or arrangements for capital expenditure or expenditures, except (i) pursuant to real estate purchase agreements and any other contracts executed in connection therewith in the ordinary course of business, or (ii) capital expenditures incurred in the ordinary course of business, including related to for-sale residential homebuilding;

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waive, release, assign, compromise, or settle any claim, litigation, investigation, or proceeding (for the avoidance of doubt, including with respect to matters in which the Company or any Company subsidiary is a plaintiff, or in which any of their officers or directors in their capacities as such are parties), other than the compromise or settlement of any claim, litigation, investigation, or proceeding that is: (i) (A) for an amount not to exceed, for any such compromise or settlement $2,000,000 individually or $25,000,000 in the aggregate (it being acknowledged and agreed that such amount will be calculated net of amounts that are paid by insurers under applicable insurance policies), and (B) does not impose any injunctive relief on the Company and the Company’s subsidiaries (other than customary confidentiality undertakings) and does not involve the admission of wrongdoing by the Company, any Company subsidiary, or any of their respective officers or directors, or (ii) settled in compliance with the Merger Agreement;

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make any material change in financial accounting policies, practices, principles, or procedures or any of its methods of reporting income, deductions, or other material items for financial accounting purposes, except as required by GAAP or applicable law;

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except to the extent in the ordinary course of business consistent with past practice, (A) make, change, or revoke any material tax election, (B) adopt or change any tax accounting period or material method of tax accounting, (C) amend any material tax return, (D) settle or compromise any material liability for taxes or any tax audit, claim, or other proceeding relating to a material amount of taxes, (E) enter into any “closing agreement” within the meaning of Section 7121(a) of the Code (or any similar or analogous provision of state, local or non-U.S. law), (F) surrender any right to claim a material refund of taxes, or (G) agree to an extension or waiver of the statute of limitations with respect to a material amount of taxes;

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redeem, repurchase, prepay, defease, incur, assume, endorse, guarantee, or otherwise become liable for or modify in any material respects the terms of any indebtedness or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, hedges, forward contracts, and option agreements), or issue or sell any debt securities or calls, options, warrants, or other rights to acquire any debt securities (directly, contingently, or otherwise), except for (A) any indebtedness solely among the Company and its wholly owned subsidiaries or solely among the Company’s wholly owned subsidiaries and with respect to bonding obligations undertaken in the ordinary course of business, (B) trade payables incurred in the ordinary course of business, (C) obligations incurred pursuant to business credit cards in the ordinary course of business, (D) indebtedness incurred under Company warehouse lines or similar asset-backed facilities in the ordinary course of business consistent with past practice, (E) indebtedness incurred under (i) the Company Debt Agreements (as defined below) that would not increase the aggregate principal amount outstanding thereunder to an amount that exceeds the amount outstanding thereunder as of the date of the Merger Agreement by more than $100,000,000 (when combined with any letters of credit issued pursuant to the immediately following clause (G)) or (ii) the Company Repurchase Agreements (as defined in the Merger Agreement) in the ordinary course of business consistent with past practice, (F) any derivative financial instruments or arrangements entered into in the ordinary course of business consistent with past practice relating to interest rates, or (G) letters of credit in an amount not exceeding $100,000,000 in the aggregate, when combined with any borrowings referenced in the immediately preceding clause (E)(i); provided that, in the cases of clauses (E)(i) and (G), any proceeds received in connection with the transactions contemplated thereby are used solely for for-sale residential homebuilding activities;

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other than as otherwise contemplated by Section 5.2 of the Merger Agreement, enter into any contract with (A) any person that would be required to be disclosed under Item 404 of Regulation S-K or (B) any person who has filed a Schedule 13-D or Schedule 13-G under the Exchange Act with respect to Company Common Stock prior to entering into such contract and, in each case, remains a holder of more than five percent (5%) of the Company Common Stock at the time of entering into such contract;

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cancel the Company’s or any of the Company subsidiary’s material insurance policies or fail to pay the premiums on the Company’s or a Company subsidiary’s material insurance policies such that such failure causes a cancellation of such policy, or fail to use commercially reasonable efforts to maintain in the ordinary course the Company’s or any of the Company subsidiary’s material insurance policies, in any such case, that is materially adverse to the Company and the Company’s subsidiaries, taken as a whole;

•	terminate, modify, or waive in any material respect any right under any material Company permit, except in the ordinary course of business consistent with past practice;

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except as required by applicable law or such policies and practices, regulations, guidelines, or policies imposed by any governmental entity, make any material changes in the Company’s policies and practices with respect to (A) underwriting, pricing, originating, acquiring, selling, servicing, or buying or selling rights to service, loans (including the investment guidelines), (B) its hedging practices and policies, or (C) underwriting, pricing, acquiring, developing, constructing, marketing, and/or selling Communities (as defined in the Merger Agreement);

•	adopt or otherwise implement any stockholder rights plan, “poison-pill,” or other comparable agreement;

•	enter into a material new line of business outside of the existing business of the Company and the Company’s subsidiaries, taken as a whole; or

•	agree or authorize, in writing or otherwise, to take any of the foregoing actions.

No Solicitation of Other Offers

Certain Related Definitions

As used in this Proxy Statement:

“Acceptable Confidentiality Agreement” means an agreement with the Company or the Company’s subsidiaries that is executed, delivered, and effective after the date of the Merger Agreement containing provisions that require any counterparty thereto (and any of its affiliates and representatives named therein) that receive non-public information of, or with respect to, the Company or the Company’s subsidiaries to keep such information confidential and refrain from using such information (subject to customary exceptions); provided, however, that the provisions contained therein are no less favorable in any material respect to the Company and the Company’s subsidiaries than the terms of the Confidentiality Agreement (as defined in the Merger Agreement) (it being understood that such confidentiality agreement need not contain a “standstill” or similar provision); provided, further, however, that such confidentiality agreement will not prohibit (i) the Company from providing the access, information, or data required to be provided to Parent pursuant to the Merger Agreement or (ii) compliance by the Company with any of the provisions of the Merger Agreement.

“Acquisition Proposal” means any offer, proposal, or indication of interest from a person (other than a proposal or offer by Parent or any Parent subsidiary), whether or not in writing, at any time relating to any transaction or series of related transactions (other than the transactions contemplated by the Merger Agreement) involving: (a) any acquisition or purchase (whether in a single transaction or a series of related transactions) by any person or group (or the shareholders of any person), directly or indirectly, of more than fifteen percent (15%) of any class of outstanding voting or equity securities of the Company or securities convertible into or exchangeable for such securities (whether by voting power or number of shares), or any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any person or group (or the shareholders of any person) beneficially owning more than fifteen percent (15%) of any class of outstanding voting or equity securities of the Company (whether by voting power or number of shares); (b) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization, or other similar transaction involving the Company (or any Company subsidiary) and a person pursuant to which the Company Stockholders immediately preceding such transaction hold less than eighty-five percent (85%) of the equity interests in the surviving, resulting, or ultimate parent entity of such transaction (whether by voting power or number of shares); (c) any sale, lease, exchange, transfer, license, or other disposition (including any reinsurance or retrocession transaction, or transaction that has similar risk transfer effects), whether in a single transaction or a series of related transactions, to a person or group of more than fifteen percent (15%) of the consolidated assets, reserves, revenues, or net income of the Company and the Company’s subsidiaries, taken as a whole (measured by the fair market value thereof and including equity interests of any Company subsidiaries), or (d) any combination of the foregoing.

“Company Board Recommendation” means the recommendation by the Board to Company Stockholders to vote in favor of the adoption of the Merger Agreement.

“Intervening Event” means any Effect with respect to the Company and the Company’s subsidiaries first occurring or arising after the date of the Merger Agreement that was not known by or reasonably foreseeable by the Company or the Board (or a committee thereof) as of or prior to the date of the Merger Agreement; provided, however, that in no event will the following events, changes, or developments constitute an Intervening Event: (A) the receipt, existence, or terms of an Acquisition Proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof, (B) changes in the market price or trading volume of the Company Common Stock or any other securities of the Company, or any change in credit rating or the fact that the Company meets or exceeds internal or published estimates, projections, forecasts, or predictions for any period, in each case in and of itself, (C) changes to GAAP or applicable law, (D) any Effect relating to Parent or Merger Sub or any of their respective affiliates, (E) results from a breach of the Merger Agreement by the Company, or (F) actions taken pursuant to the Merger Agreement.

“Superior Proposal” means a bona fide, written Acquisition Proposal (with references in the definition thereof to fifteen percent (15%) and eighty-five percent (85%) being deemed to be replaced with references to eighty percent (80%) and twenty percent (20%), respectively) made by a third party after the date of the Merger Agreement, which (i) the Board determines in good faith after consultation with the Company’s outside legal counsel and financial advisors to be more favorable to the Company Stockholders from a financial point of view than the Merger, taking into account all relevant factors (including all the terms and conditions of such proposal or offer (including the legal, financial, financing, regulatory, and other aspects of the proposal or offer, the person making the proposal or offer, termination or break-up fees, expense reimbursement provisions, transaction consideration, conditionality, timing, certainty of regulatory approvals, and likelihood of consummation) and the Merger Agreement (and, if applicable, any changes to the terms of the Merger Agreement proposed by Parent as permitted by the terms of the Merger Agreement)) and (ii) is reasonably likely to be completed on the terms proposed, taking into account all financial, regulatory, financing, timing, conditionality, legal, and other aspects of such proposal or offer.

No Solicitation Obligations

From the date of the Merger Agreement until the earlier of the Effective Time or the date on which the Merger Agreement is validly terminated, if any, the Company and the Board will not, and the Company will cause its subsidiaries and its and their respective directors and officers not to, and will use reasonable best efforts to cause its other representatives not to, directly or indirectly:

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solicit, initiate, propose, or knowingly induce the making, submission, or announcement of, or knowingly encourage, facilitate, or assist, any inquiry or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal;

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provide to any third party any non-public information relating to the Company or the Company’s subsidiaries or afford to any third party access to the properties, assets, books, records, or other non-public information, or to any personnel, of the Company or the Company’s subsidiaries, in any such case in connection with or with the intent to induce the making, submission, or announcement of, or to knowingly encourage, facilitate, or assist an Acquisition Proposal or any inquiries or the making of any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal; or

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participate or engage in discussions, communications, or negotiations with any third party with respect to an Acquisition Proposal or inquiry or any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to refer the inquiring third party to the terms of Section 5.2 of the Merger Agreement).

Following the date of the Merger Agreement, the Company ceased, caused its subsidiaries and its and their respective directors and officers to, and used reasonable best efforts to cause its other representatives to, cease any and all solicitation, discussions, or negotiations with any persons (or provision of any nonpublic information to any persons) with respect to any inquiry or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal.

Notwithstanding these restrictions, if at any time from the date of the Merger Agreement until the Company’s receipt of the Company Stockholder Approval, (x) the Company receives a bona fide written Acquisition Proposal from any third party that did not result, directly or indirectly, from a breach of Section 5.2 of the Merger Agreement, and (y) the Board (or a committee thereof) determines in good faith (after consultation with its independent financial advisor and outside legal counsel) that (1) such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to result in a Superior Proposal and (2) the failure to take the actions in clauses (i) and (ii) below would be inconsistent with its fiduciary duties under applicable law, then the Company and its subsidiaries and the Board (or a committee thereof) may, directly or indirectly, through one or more of their representatives, in response to such Acquisition Proposal, (i) enter into an Acceptable Confidentiality Agreement with such third party that has made or delivered such Acquisition Proposal (a copy of which the Company will provide to Parent promptly (but in no event later than forty-eight (48) hours) after execution thereof) and (ii) pursuant thereto, participate or engage in discussions, communications, or negotiations with, furnish any non-public information relating to the Company or the Company’s subsidiaries to, or afford access to the business, properties, assets, books, records, or other non-public information, or to any personnel, of the Company or the Company’s subsidiaries to such third party or its representatives and otherwise facilitate or encourage such Acquisition Proposal; provided that the Company will provide to Parent and its representatives any non-public information that is provided to any third party or its representatives (if such information was not previously made available to Parent) prior to or substantially concurrently with (but in no event later than twenty-four (24) hours after) the time it is provided to such third party.

Restrictions on Changes in Recommendation and Alternative Acquisition Agreements

Except as expressly provided by Section 5.2 of the Merger Agreement, from the date of the Merger Agreement until the earlier of the Effective Time or the valid termination of the Merger Agreement, the Board may not:

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(A) withhold or withdraw, or amend, qualify, or modify in a manner adverse to Parent or Merger Sub, the Company Board Recommendation; (B) fail to publicly recommend against acceptance by the holders of shares of Company Common Stock of a tender or exchange offer that constitutes an Acquisition Proposal within ten (10) business days of commencement thereof, or publicly recommend in favor of, or publicly state that it takes no position with respect to, or that it is unable to take a position with respect to, any such offer; (C) approve, endorse, recommend, or otherwise declare advisable (or propose to approve, endorse, recommend, or otherwise declare advisable) any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; (D) fail to include the Company Board Recommendation in the Proxy Statement; (E) within ten (10) business days of Parent’s written request (or, if earlier, by the second (2nd) business day prior to the Special Meeting), fail to make or reaffirm the Company Board Recommendation following the date any Acquisition Proposal or any material modification thereto is first publicly disclosed or distributed to the Company Stockholders, provided, that the Company will have no obligation to take such actions on more than (x) one occasion in respect of any specific Acquisition Proposal or (y) one occasion in respect of any such material modification; or (F) publicly propose or agree to any of the foregoing (any action described above, a “Change of Recommendation”);

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cause or permit the Company or any of the Company’s subsidiaries to enter into any letter of intent, agreement in principle, memorandum of understanding, merger agreement, acquisition agreement, or other contract relating to an Acquisition Proposal, other than an Acceptable Confidentiality Agreement entered into in accordance with Section 5.2(b) of the Merger Agreement (any of the foregoing, an “Alternative Acquisition Agreement”); or

•	publicly propose or agree to any of the foregoing.

Change of Recommendation in Response to an Intervening Event

Notwithstanding the foregoing restrictions, prior to obtaining the Company Stockholder Approval, the Board may effect a Change of Recommendation in response to an Intervening Event if the Board determines in good faith (after consultation with its independent financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties under applicable law. Before effecting any such Change of Recommendation, the Company must provide Parent with at least five (5) business days’ prior written notice specifying the basis for such Change of Recommendation and describing the Intervening Event in reasonable detail and must negotiate in good faith with Parent during such notice period to permit Parent to propose revisions to the terms of the Merger Agreement so that a Change of Recommendation would no longer be inconsistent with the directors’ exercise of their fiduciary duties under applicable law. The Board must take into account any such proposed revisions before making its final determination. If there is a material modification to the Intervening Event, a new notice period (as specified in the Merger Agreement) will apply.

Change of Recommendation or Termination in Response to a Superior Proposal

In addition, prior to obtaining the Company Stockholder Approval, if the Company receives a bona fide written Acquisition Proposal that did not result from a breach of Section 5.2 of the Merger Agreement and the

Board determines in good faith (after consultation with its independent financial advisor and outside legal counsel) that such proposal constitutes a Superior Proposal and that the failure to take action would be inconsistent with its fiduciary duties under applicable law, the Board may (i) effect a Change of Recommendation with respect to such Superior Proposal or (ii) authorize the Company to terminate the Merger Agreement in order to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, substantially concurrently with such termination. Before doing so, the Company must comply in all but de minimis respects with its non-solicitation obligations and provide Parent with at least five (5) business days’ prior written notice specifying, among other things, the identity of the third party and the material terms of the Superior Proposal. During this notice period, the Company must negotiate in good faith with Parent to allow Parent to propose revisions to the terms of the Merger Agreement so that the competing proposal would cease to constitute a Superior Proposal, and the Board must take into account any such proposed revisions. If the competing proposal is materially modified (including any change in price), a new notice period will apply.

Notice of Acquisition Proposals

The Company is required to notify Parent promptly (and in any event within twenty-four (24) hours) of the receipt by the Company, its subsidiaries, or their representatives of any Acquisition Proposal, any material modification to a pending Acquisition Proposal, or any inquiry or request for non-public information that would reasonably be expected to lead to an Acquisition Proposal. Such notice must include, among other things, the identity of the third party and the material terms of the proposal and copies of material written materials relating thereto. The Company must keep Parent reasonably informed of the status and material developments of any such proposal or discussions. The Company also may not enter into any confidentiality or other agreement that would prevent it from complying with these notice obligations.

Termination Fee

If the Company terminates the Merger Agreement prior to the adoption of the Merger Agreement by Company Stockholders for the purpose of entering into an Alternative Acquisition Agreement providing for a Superior Proposal, the Company must pay the Company Termination Fee of $82,336,000 substantially concurrently with such termination.

Breach

A breach of the “no-solicitation” provisions of the Merger Agreement by any director, officer or other representative of the Company will be deemed to be a breach of such provisions by the Company.

Continuing Employee Matters

Terms of Compensation and Benefits Continuation

Parent has agreed to maintain, or to cause the Surviving Corporation to maintain, for each employee of the Company and its subsidiaries who continues to be employed by Parent or any of its subsidiaries, including, without limitation, the Surviving Corporation, following the Effective Time (each, a “Company Employee”), without limiting any additional rights that a Company Employee has under a Company benefit plan, applicable law, or an agreement with Parent or one of its affiliates, the following compensation and benefits through December 31, 2027: (A)(1) an annual base salary or base wage rate, as applicable, (2) equity or equity-based incentive compensation opportunities (provided that, in lieu of equity or equity-based incentive compensation opportunities, Parent may instead provide equivalent cash-based incentive compensation opportunities), and (3) severance benefits upon a termination of employment, in each case, on no less favorable terms than those in effect immediately prior to the Effective Time, and (B) in the aggregate, employee benefits (including target cash bonus opportunities, defined contribution plans, and health and welfare plans, but excluding change in control or retention bonuses, severance, defined benefit pension plans, and post-employment benefits) on no less favorable terms than those in effect immediately prior to the Effective Time.

Parent has also agreed to use commercially reasonable efforts, subject to applicable law and applicable tax qualification requirements, to credit each Company Employee’s prior service to the Company, its subsidiaries, and their predecessor entities to the same extent recognized by such entities immediately prior to the Effective Time under the corresponding benefit plan of the Company for all purposes under each employee benefit plan, program, policy, and arrangement maintained as of or after the Effective Time by Parent, any of its subsidiaries, including the Surviving Corporation, in which a Company Employee is eligible to participate (each, a “Parent Plan”). Parent has agreed to use commercially reasonable efforts to (1) cause there to be waived all pre-existing condition and eligibility limitations in any Parent Plan which corresponds to the applicable Company benefit plan and (2) give effect, in determining any deductible and maximum out-of-pocket limitations for the Company Employee’s first plan year of eligibility under such Parent Plan, to claims incurred and amounts paid by, and amounts reimbursed to, the applicable Company Employee for such plan year under similar plans maintained by the Company and its subsidiaries immediately prior to the Effective Time to the same extent waived or given effect under the corresponding benefit plan of the Company.

Treatment of 2026 Bonuses and Incentives

Under the terms of the Merger Agreement, the Surviving Corporation will continue to honor, in accordance with the applicable terms, each of the Company’s benefit plans providing bonus and incentive opportunities for 2026, and will pay each Company Employee (including our named executive officers) who participates in a bonus or incentive program those bonuses and incentives otherwise earned in accordance with the terms and conditions of the applicable bonus or incentive program (including any condition of continued employment). If the Effective Time occurs following the end of the Company’s 2026 fiscal year but prior to the date on which the bonuses or incentives with respect to the Company’s 2026 fiscal year would have been paid in the ordinary course, the Company will pay such bonuses or incentives to eligible Company Employees immediately prior to the Effective Time, with the amounts determined in accordance with the terms of the applicable bonus or incentive program. The named executive officers participate in the Company’s annual bonus program, but the level of performance achievement under the Company’s 2026 annual bonus program has not yet been determined, and as a result, the amount of annual cash incentive bonuses, if any, that may become payable to any of the named executive officers pursuant to the Company’s 2026 annual bonus program have not yet been determined.

Conditions to the Closing of the Merger

The respective obligations of Parent, Merger Sub, and the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of each of the following conditions:

•	the receipt of the Company Stockholder Approval;

•	the expiration or termination of the applicable waiting period (and extension thereof) applicable to the transactions contemplated by the Merger Agreement under the HSR Act; and

•	the consummation of the Merger not being restrained, enjoined, or otherwise prohibited by any law, order, or injunction of any governmental entity after the date of the Merger Agreement.

In addition, the obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver of each of the following additional conditions, any of which may be waived in whole or in part by Parent or Merger Sub to the extent permitted by applicable law:

•

the accuracy of the representations and warranties of the Company in the Merger Agreement, subject to applicable materiality or other qualifiers, as of the Closing Date, or as of the date in respect of which such representation or warranty was specifically made;

•

the Company having performed and complied in all material respects with all obligations, covenants, and agreements required to be performed or complied with by it under the Merger Agreement at or prior to the closing;

•	the absence of any Company Material Adverse Effect; and

•

the receipt by Parent of a certificate of the Company, dated the Closing Date and signed by an executive officer thereof, certifying that the foregoing conditions to the obligations of Parent and Merger Sub to consummate the Merger have been satisfied.

In addition, the obligations of the Company to consummate the Merger are subject to the satisfaction or waiver of each of the following additional conditions, any of which may be waived in whole or in part by the Company to the extent permitted by applicable law:

•

the accuracy of the representations and warranties of Parent and Merger Sub in the Merger Agreement, subject to applicable materiality or other qualifiers, as of the Closing Date, or as of the date in respect of which such representation or warranty was specifically made;

•

Parent and Merger Sub having performed and complied in all material respects with all obligations, covenants, and agreements required to be performed or complied with by it under the Merger Agreement at or prior to the closing; and

•

the receipt by the Company of a certificate of Parent, dated the Closing Date and signed by a duly authorized officer of each of Parent and Merger Sub, certifying that the foregoing conditions to the obligations of the Company to consummate the Merger have been satisfied.

Indemnification and Insurance

The Merger Agreement provides that, for the six (6) years from and after the Effective Time, Parent will, or will cause the Surviving Corporation and its subsidiaries to, indemnify and hold harmless all past and present directors and officers of the Company and its subsidiaries (collectively, the “Indemnified Parties”) against any reasonable and documented costs or expenses (including advancing attorneys’ fees and expenses prior to the final disposition of any actual or threatened claim, suit, proceeding, or investigation to each Indemnified Party to the fullest extent permitted by applicable law and the Company’s organizational documents or the organizational documents of the applicable subsidiary of the Company (as applicable) or any indemnification agreements with such persons in existence on the date of the Merger Agreement set forth in the Company Disclosure Letter; provided that such Indemnified Party agrees in advance to return any such funds to which a court of competent jurisdiction determines in a final, nonappealable judgment that such Indemnified Party is not ultimately entitled), judgments, fines, losses, claims, damages, liabilities, and amounts paid in settlement in connection with any actual or threatened claim, action, investigation, suit, or proceeding in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of the Merger Agreement and the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement and any disposition of assets of the Surviving Corporation or any of its subsidiaries requested by Parent that is alleged to have rendered the Surviving Corporation or any of its subsidiaries insolvent), whether asserted or claimed prior to, at or after the Effective Time, in connection with such persons serving as an officer, director, employee or other agent or fiduciary of the Company or any subsidiary of the Company or of any other person if such service was at the request or for the benefit of the Company or any subsidiary of the Company, to the fullest extent permitted by applicable law and to the extent provided for in the Company’s organizational documents or the organizational documents of the applicable subsidiary of the Company (as applicable) or any indemnification agreements with such persons in existence on the date of the Merger Agreement.

In addition, without limiting the foregoing, the Merger Agreement requires, for six (6) years after the Effective Time, that Parent will, or will cause the Surviving Corporation and its subsidiaries to (i) maintain in effect the provisions in the certificates of incorporation, bylaws, and other similar organizational documents of the Surviving Corporation and its subsidiaries to contain provisions with respect to indemnification, exculpation, and the advancement of expenses that are at least as favorable as the indemnification, exculpation, and advancement of expenses provisions set forth in the Company’s organizational documents and the other similar organizational documents of its subsidiaries, as applicable, as of the date of the Merger Agreement and (ii) honor and fulfill, in all respects, the obligations of the Company and its subsidiaries pursuant to any indemnification agreement of the Company or its subsidiaries with any Indemnified Party as in existence on the date of the Merger Agreement, in each case, with respect to this clause (ii) regarding elimination of liability, indemnification of officers, directors, and employees, and advancement of expenses that are in existence on the date of the Merger Agreement and set forth in the Company Disclosure Letter, except to the extent that such agreement provides for earlier termination, and no such provision will be amended, modified, or repealed in any manner that would adversely affect the rights or protections thereunder of any such Indemnified Party in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of the Merger Agreement and the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement).

The Merger Agreement also provides that, at or prior to the Effective Time, the Company will purchase, and for a period of six (6) years after the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain in effect, a six (6)-year prepaid “tail” policy on terms and conditions providing coverage, retentions, limits, and other material terms substantially equivalent to the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company and its subsidiaries with respect to matters arising at or prior to the Effective Time; provided, however, that the Company will not commit or spend on such “tail” policy, in the aggregate, more than three hundred percent (300%) of the last aggregate annual premium paid by the Company prior to the date of the Merger Agreement for the Company’s current policies of directors’ and officers’ liability insurance and fiduciary liability insurance (the “Base Amount”), and if the cost of such “tail” policy would otherwise exceed the Base Amount, the Company will be permitted to purchase, and the Surviving Corporation will (and Parent will cause the Surviving Corporation to) be obligated to, maintain a “tail” policy with the greatest coverage available for a cost not exceeding the Base Amount from an insurance carrier with the same or better credit rating as the Company’s directors’ and officers’ liability insurance and fiduciary liability insurance carrier as of the date of the Merger Agreement. The Company will in good faith cooperate with Parent prior to the closing with respect to the procurement of such “tail” policy, including with respect to the selection of the broker, available policy price, and coverage options.

For more information, please refer to the section titled “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page [●] of this Proxy Statement.

Other Covenants

As used in this Proxy Statement:

“Company Debt Agreements” means (i) that certain Second Amended and Restated Credit Agreement, dated March 29, 2019 (the “Company Credit Agreement”), by and among Tri Pointe Group, Inc., a Delaware corporation, as borrower, the lenders party thereto and U.S. Bank National Association, as administrative agent, and (ii) the other “Loan Documents” (as defined in the Company Credit Agreement), in the case of each of clauses (i) and (ii) above, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

Stockholder Litigation

The Company will provide Parent prompt notice (and in any event within forty-eight (48) hours) of any litigation brought by any Company Stockholders or purported stockholder of the Company against the Company, any of the Company’s subsidiaries or any of their respective directors or officers relating to the Merger or any of the other transactions contemplated under the Merger Agreement, and will keep Parent reasonably and promptly informed with respect to the status thereof. The Company will give Parent the opportunity to participate (at Parent’s expense) in the defense or settlement of any such litigation and reasonably cooperate with Parent in conducting the defense or settlement of such litigation, and no such settlement will be agreed without Parent’s prior written consent, which consent will not be unreasonably withheld or delayed.

Regulatory Efforts

Subject to the terms of the Merger Agreement, each party will use (and will cause each of their respective subsidiaries to use) its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, or causing to be done, all things necessary, proper, or advisable under applicable law to consummate the transactions contemplated by the Merger Agreement, including the Merger, as soon as practicable after the date of the Merger Agreement, including (i) preparing and filing or otherwise providing, in consultation with the other party and as promptly as practicable and advisable after the date of the Merger Agreement, all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain (subject to certain limitations in the Merger Agreement) as promptly as practicable all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations, including the Governmental Consents (as defined in the Merger Agreement) and as required under the HSR Act, necessary or advisable to be obtained from any third party and/or any governmental entity in order to consummate the transactions contemplated by the Merger Agreement, including the Merger, and (ii) taking all steps as may be necessary, subject to the limitations in the Merger Agreement, to obtain all such waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders, and approvals.

Without limiting the generality of the undertakings above and notwithstanding anything in the Merger Agreement to the contrary, Parent and Merger Sub will use (and will cause each of their respective subsidiaries to use) their reasonable best efforts to take, or cause to be taken, any and all steps necessary or prudent, to avoid or eliminate each and every impediment under any applicable law that may be asserted by any governmental entity or any other person so as to enable the parties to consummate the transactions contemplated by the Merger Agreement, including the Merger, as promptly as practicable, and in any event prior to the Outside Date, including by becoming subject to, consenting to, committing to, and/or negotiating, proposing, offering, settling, undertaking or agreeing to, or otherwise taking any action with respect to, permitting or suffering to exist, any requirement, condition, limitation, understanding, agreement, or order to (A) sell, license, lease, assign, transfer, divest, encumber, hold separate, or otherwise dispose of any share capital or other equity voting interests, assets, licenses, operations, rights, product lines, business or portion of business of the Company, the Surviving Corporation, Parent, Merger Sub, or any subsidiary of any of the foregoing, (B) conduct, restrict, operate, invest, or otherwise change the assets, licenses, operations, rights, product lines, business, or portion of business of the Company, the Surviving Corporation, Parent, Merger Sub, or any subsidiary of any of the foregoing in any manner, (C) impose any restriction, requirement, or limitation on the freedom of actions with respect to ownership, retention, conduct, operation of, or ability to retain, or make changes in, or otherwise limit in any way any assets, licenses, operations, rights, product lines, business or portion of business, in each case, of the Company, the Surviving Corporation, Parent, Merger Sub or any subsidiary of any of the foregoing, (D) terminate, amend, or assign existing relationships and their contractual rights and obligations of the Company, the Surviving Corporation, Parent, Merger Sub, or any subsidiary of any of the foregoing, (E) grant any right or commercial or other accommodation to, or enter into any material commercial contractual or other commercial relationship, with any third party, or (F) to (i) avoid the entry of, and the commencement of litigation seeking the entry of, any injunction, temporary restraining order, or other order or judgment in any suit or proceeding by a governmental entity or any other person under applicable laws, that would otherwise have the effect of materially delaying or preventing the consummation of the Merger or (ii) effect the dissolution of any such injunction restraining order or other order or judgment (any matter set forth in clauses (A) to (F), a “Remedy”); provided that any of the actions referred to above with respect to a Remedy will be effective only on the occurrence of the consummation of the Merger, and provided, further, that nothing will require either Parent or Merger Sub (or any of their respective affiliates) to agree or consent to (and none of the Company or any of the Company subsidiaries may (without the prior written consent of Parent in Parent’s sole discretion) agree or consent to) any Remedy that would or would reasonably be expected to, individually or in the aggregate, result in a material adverse effect on (x) the Company and its subsidiaries taken as a whole or (y) Parent, the Company, Merger Sub, and their respective subsidiaries, taken as a whole. Parent and Merger Sub will (and will cause their respective subsidiaries to) oppose fully and vigorously, including by defending through litigation on the merits, any claim asserted in court by any governmental entity or any other person under any law in order to avoid entry of, or to have vacated, lifted, reversed, overturned or terminated, any order or judgment (whether temporary, preliminary, or permanent) that would prevent the closing of the Merger prior to the date, if any, the Merger Agreement is terminated.

Parent and the Company will (i) cooperate and consult with each other in connection with any filing, submission, investigation, or other inquiry, including any proceeding initiated by a private party, including by allowing the other party to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions and reasonably considering in good faith comments of the other party, (ii) promptly inform the other party of any substantive communication received by such party (or any of its subsidiaries) from, or given by such party to, the Antitrust Division of the DOJ, the FTC, or any other governmental entity and (iii) permit the other party to review in advance any substantive communication that it gives to, and consult with each other in advance of any meeting, substantive telephone call or conference with, the DOJ, the FTC or any other governmental entity, or, in connection with any proceeding by a private party, with any other person, and to the extent permitted by the DOJ, the FTC, or other applicable governmental entity or other person, give the other party reasonable notice of and the opportunity to attend and participate in any in person meetings, substantive telephone calls or conferences with the DOJ, the FTC, or other governmental entity or other person; provided, however, that materials required to be provided pursuant to the foregoing clauses (i)-(iii) may be redacted or restricted to outside legal counsel only and not to be shared with the other party or any of its other representatives subject to certain conditions.

Subject to the obligations Parent set forth in Section 6.2 of the Merger Agreement, Parent will (i) control the strategy for obtaining any waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations for the transactions contemplated by the Merger Agreement; and (ii) control the overall development of the positions to be taken and the regulatory actions to be requested in any filing with a governmental entity in connection with the transactions contemplated by the Merger Agreement and in connection with any investigation or other inquiry or litigation by or before, or any negotiations with, a governmental entity relating to the transactions contemplated by the Merger Agreement; provided, that Parent will reasonably consult in advance with, and reasonably consider in good faith the views of, the Company (including in connection with the overall strategy and timing, strategies and decisions that are reasonably likely to result in the extension of any waiting period under the HSR Act (including by withdrawing its filing under the HSR Act) or any other applicable laws or entering into any agreement with any governmental entity or person to delay, or otherwise not to consummate as soon as practicable, the transactions contemplated by the Merger Agreement). Notwithstanding anything to the contrary set forth in the Merger Agreement, Parent and Merger Sub will be permitted, without the Company’s consent (it being understood that Parent and Merger Sub may exercise this right only one time and only within thirty (30) days following the initial filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by the Merger Agreement) to withdraw their filing under the HSR Act in connection with the transactions contemplated by the Merger Agreement and promptly refile the Notification and Report Form within two (2) business days with respect to the transactions contemplated by the Merger Agreement.

Except as set forth in the disclosure letter delivered by Parent, Parent will not, and will cause its subsidiaries not to, acquire or agree to acquire by merging or consolidating with, or by purchasing or agreeing to purchase a substantial portion of the assets of or equity in, or otherwise making any investment in, any person, or agree to any commercial or strategic relationship with any person, in each case, if the entering into of a definitive agreement relating to the consummation of such acquisition, merger, consolidation, purchase, investment, or commercial or strategic relationship would or would reasonably be expected to materially delay, impede, or prevent the parties from obtaining all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations for the transactions contemplated by the Merger Agreement under the HSR Act.

Treatment of Company Indebtedness

From the date of the Merger Agreement until the earlier of the Closing Date or the termination of the Merger Agreement, at Parent’s written request and at Parent’s sole cost and expense, the Company is required to, and to cause its subsidiaries and representatives to, reasonably cooperate with Parent in connection with amending the Company Debt Agreements to allow the Surviving Corporation to maintain the Company Debt Agreements following the Effective Time (the “Debt Transaction”). Such cooperation includes, among other things, (i) executing and delivering required documentation, (ii) obtaining necessary consents, (iii) obtaining amendments or waivers relating to change-of-control or similar provisions, and (iv) obtaining any amendments or waivers necessary to accommodate Parent’s ownership, organizational, and tax structure, in each case, on such terms and conditions as may be reasonably specified by Parent in writing and conditioned upon and effective as of (or, if agreed, prior to) the closing. The Company has authorized Parent and its representatives to contact the Company’s lenders and other counterparties in connection with the Debt Transaction, subject to prior notice to the Company and the Company’s right to participate in substantive discussions. The receipt of any such consents, waivers, or amendments is not a condition to the closing.

If the Debt Transaction has not been consummated and is not reasonably expected to be consummated prior to the closing, then, at Parent’s written request (made at least ten (10) business days prior to closing), the Company must take all actions necessary to terminate commitments under the Company Debt Agreements and repay in full all obligations outstanding thereunder (subject to certain exceptions), and to obtain the release of related liens and guarantees. At Parent’s request, the Company must deliver to Parent at or prior to closing customary payoff letters and release documentation (including using commercially reasonable efforts to provide draft payoff letters and related release documentation at least three (3) business days prior to closing), providing for the payoff amount and the release of all related liens and guarantees upon payment of the specified amounts. The Company is not required to take any such action unless it is conditioned upon the occurrence of the closing.

At Parent’s written request, the Company is required to, and to cause its subsidiaries and representatives to, cooperate with Parent in connection with soliciting any consents deemed appropriate by Parent from holders of the Company Notes to amend the applicable indentures governing such Company Notes (the “Consent Solicitation”) and executing and delivering supplemental indentures or other required documents as may be required under the Company Notes as a direct result of the Merger or any Consent Solicitation with respect to the Company Notes (collectively, the “Notes Transactions”). Parent is solely responsible for preparing the related documentation and for all associated costs and expenses, and the Company has authorized Parent and its representatives to contact the trustee, The Depository Trust Company, noteholders, and other relevant parties in connection with the Notes Transactions, subject to prior notice to the Company and the Company’s right to participate in substantive discussions. Prior to the Effective Time, the Company may not amend any indenture governing the Company Notes without Parent’s prior written consent (not to be unreasonably withheld, conditioned, or delayed). The receipt of any noteholder consents in connection with the Notes Transactions is not a condition to the closing.

Financing Cooperation

The Merger Agreement provides that prior to the Effective Time, the Company will, and will cause its subsidiaries to, and will use its reasonable best efforts to cause its and their representatives to, provide all customary cooperation and all customary financial information, in each case that is reasonably requested by Parent in connection with the Debt Financing (as defined in the Merger Agreement); provided, however, that (A) no such cooperation will be required in certain specified circumstances and (B) the Company and its subsidiaries will not be required to (i) enter into or approve any agreement or other documentation, or agree to any change or modification of any existing agreement or other documentation that would be effective prior to the Effective Time or (ii) provide any indemnity prior to the Effective Time.

Obtaining the Debt Financing is not a condition to the closing. If the Debt Financing has not been obtained, Parent and Merger Sub will each continue to be obligated, subject to the satisfaction or waiver of the closing conditions set forth in the Merger Agreement, to consummate the Merger.

Parent Financing Obligations

Parent has agreed to use its reasonable best efforts to obtain the proceeds of the debt financing contemplated by the binding debt commitment letter (the letter, the “Debt Commitment Letter” and the financing, the “Debt Financing”) on the terms and conditions set forth therein including using (and causing its controlled affiliates to use) their respective reasonable best efforts to, among other things:

•	maintain in full force and effect the Debt Commitment Letter;

•	satisfy, at or prior to the closing, all conditions to the Debt Financing within its control; and

•	consummate the Debt Financing at the closing once the applicable conditions have been satisfied or waived.

Parent has agreed that it will not (A) amend the debt commitment letter in a manner that would (i) reduce the amount of committed financing (together with other available funds) below the Financing Amounts (as defined in the Merger Agreement), (ii) modify the conditions to the funding in a manner that would reasonably be expected to impair, prevent or materially delay the consummation of the transactions contemplated by the Merger Agreement or (iii) adversely affect Parent’s ability to enforce its rights with respect to the Debt Financing or (B) terminate the Debt Commitment Letter to the extent doing so would reasonably be expected to prevent or materially delay or impair the consummation of the transactions contemplated by the Merger Agreement; provided, that Parent may amend the Debt Commitment Letter to correct technical or clerical errors or to add or reassign lenders, agents, co-agents, arrangers, or other roles under the Debt Commitment Letter so long as such changes would not reduce the committed amount or prevent or materially delay or impair the consummation of the transactions contemplated by the Merger Agreement.

In the period between the date of this Agreement and the Effective Time, Parent will provide the Company with reasonably prompt updates regarding the status of the financing and will inform the Company if it becomes aware of any event that would reasonably be expected to impair or materially delay its ability to obtain the funds sufficient to fund the Financing Amounts or to effect the closing and other transactions.

If any portion of the Debt Financing becomes unavailable on the terms contemplated by the Debt Commitment Letter, Parent is required to notify the Company promptly and use its reasonable best efforts to obtain alternative debt financing sufficient to consummate the transactions contemplated by the Merger Agreement, on terms that, taken as a whole, are no less favorable to Parent (as determined by Parent in good faith) and that do not introduce unpermitted additional conditions. Parent must provide the Company with a new Debt Commitment Letter reflecting such alternative financing.

References to “Debt Financing” and “Debt Commitment Letter” include any permitted alternative financing and related commitment letters then in effect.

Termination of the Merger Agreement

The Merger Agreement contains certain termination rights for the Company and Parent, as described below:

•	by mutual agreement in writing;

•	by either the Company or Parent at any time prior to the Effective Time:

•

if the Company Stockholder Approval is not obtained upon a vote taken at the Special Meeting or any adjournment or postponement thereof at which a vote on the adoption of the Merger Agreement is taken;

•

if any court of competent jurisdiction or other governmental entity of competent jurisdiction has enacted, issued, promulgated, enforced, or entered any final and non-appealable order, injunction, decree, judgment, directive, or ruling after the date of the Merger Agreement that is in effect, which permanently restrains, permanently enjoins, or otherwise permanently prohibits or makes illegal the consummation of the Merger (except that this right to terminate the Merger Agreement will not be available to any party whose failure to perform any of its obligations under the Merger Agreement is the primary cause of, or resulted in, the enactment or issuance of any such order, injunction, decree, judgment, directive, or ruling); or

•

if the Merger has not been consummated by 11:59 p.m., Eastern Time, on August 13, 2026, subject to extension, absent written notice to the contrary by either Parent or the Company, for an additional three (3) months if necessary to obtain HSR Act approval or to resolve an injunction relating to other specified governmental consents (the “Outside Date”); provided, however, that this right to terminate the Merger Agreement will not be available to any party who has materially breached its representations, warranties, or covenants contained in the Merger Agreement, and such breach has been the primary cause of or primarily resulted in the failure of the closing of the Merger to have occurred prior to the Outside Date;

•	by the Company:

•

at any time prior to the Effective Time, whether prior to or after the receipt of the Company Stockholder Approval, if Parent or Merger Sub has breached any of their respective representations, warranties, or covenants as set forth in the Merger Agreement, if (i) such breach or failure to perform would result in the failure of certain conditions to the obligations of the Company to effect the Merger, (ii) the Company has delivered to Parent notice of such breach or failure to perform and intention to terminate the Merger Agreement if such breach is not cured, (iii) such breach or failure to perform is not capable of being cured, or is not cured before the earlier of the business day immediately prior to the Outside Date or the date that is forty-five (45) days following the Company’s delivery of written notice of such breach, and (iv) the Company is not then in material breach of any provision of the Merger Agreement that would give rise to the failure of certain conditions relating to the obligations of Parent to effect the Merger; or

•

prior to receipt of the Company Stockholder Approval, in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal if (i) the Company has complied in all but de minimis respects with the terms of the Merger Agreement with respect to such Superior Proposal, including that the Board has determined that an Acquisition Proposal constitutes a Superior Proposal, (ii) substantially concurrently with such termination, the Company enters into the Alternative Acquisition Agreement, and (iii) prior to or substantially concurrently with such termination, the Company pays the Company Termination Fee due to Parent pursuant to the Merger Agreement; and

•	by Parent:

•

at any time prior to the Effective Time, whether prior to or after the receipt of the Company Stockholder Approval, if the Company has breached any of its representations, warranties, or covenants set forth in the Merger Agreement, if (i) such breach or failure to perform would result in the failure of certain conditions to the obligations of Parent and Merger Sub to effect the Merger, (ii) Parent has delivered to the Company notice of such breach or failure to perform and intention to terminate the Merger Agreement if such breach is not cured, (iii) such breach or failure to perform is not capable of being cured, or is not cured before the earlier of the business day immediately prior to the Outside Date or the date that is forty-five (45) days following Parent’s delivery of written notice of such breach, and (iv) Parent is not then in material breach of any provision of the Merger Agreement that would give rise to the failure of certain conditions to the obligations of the Company to effect the Merger; or

•	if, prior to the receipt of the Company Stockholder Approval, the Board has effected a Change of Recommendation.

Company Termination Fee

If the Merger Agreement is validly terminated in specified circumstances, the Company would be required to pay the Company Termination Fee. Such Company Termination Fee would be required if:

•	the Merger Agreement is validly terminated by:

•	either Parent or the Company because the Company fails to obtain the Company Stockholder Approval;

•	either Parent or the Company because the closing has not occurred by the Outside Date, provided that the HSR waiting period has expired and there is no legal prohibition prohibiting the Merger; or

•

Parent, if the Company has breached any of its representations, warranties, or covenants set forth in the Merger Agreement, which breach or failure to perform would result in the failure of certain conditions to the obligations of Parent or Merger Sub to effect the Merger and is not capable of being cured or has not been cured within the requisite period, provided the closing conditions relating to Parent or Merger Sub’s representations, warranties, and covenants would be satisfied if the date of such termination was the Closing Date;

•

between the date of the Merger Agreement and prior to its termination, an Acquisition Proposal has been publicly announced and not publicly withdrawn or otherwise publicly abandoned by a certain time; and

•

within one year following the termination of the Merger Agreement, either an Acquisition Proposal is consummated or the Company enters into a definitive agreement with respect to an Acquisition Proposal (in either case, whether or not the same Acquisition Proposal referred to in the above bullet).

The Company will, on the earlier of the date of the consummation of such Acquisition Proposal or the entry into such definitive agreement, pay or cause to be paid to Parent the Company Termination Fee (provided that, for purposes of determining whether a Company Termination Fee is payable in this instance, all references to “fifteen percent (15%)” and “eighty-five percent (85%)” in the definition of “Acquisition Proposal” are deemed to be references to “fifty percent (50%)”).

If the Merger Agreement is validly terminated by Parent, at any time prior to the receipt of the Company Stockholder Approval, because the Board has effected a Change of Recommendation, the Company must promptly (and in any event within two business days) following such termination pay or cause to be paid to Parent the Company Termination Fee.

If the Merger Agreement is validly terminated by the Company, at any time prior to receipt of the Company Stockholder Approval, in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal in accordance with the terms of the Merger Agreement, then the Company will pay or cause to be paid to Parent, prior to or substantially concurrently with such termination, the Company Termination Fee.

If the Company fails to promptly pay the Company Termination Fee when due, then the Company will pay to Parent its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred in the collection of such overdue amounts, together with interest on such overdue amount from and including the date payment of such amounts was due to but excluding the date of actual payment at the prime rate as published in The Wall Street Journal in effect on the date that such payment was required to be made or a lesser rate that is the maximum permitted by applicable law.

If the Company Termination Fee becomes due and is paid, Parent’s receipt of such fee (together with any related expense reimbursement and interest, if applicable) will be the sole and exclusive remedy of Parent and Merger Sub and their respective affiliates against the Company and its related parties arising out of the Merger Agreement, the termination thereof, or the failure to consummate the Merger, except in the case of fraud or a willful and material breach occurring prior to termination.

Specific Performance

Each party to the Merger Agreement is entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of the Merger Agreement by any other party, to a decree or order of specific performance specifically enforcing the terms and provisions of the Merger Agreement and to any further equitable relief.

Fees and Expenses

Except in specified circumstances, whether or not the Merger is completed, costs and expenses incurred in connection with the Merger and the other transactions contemplated by the Merger Agreement will be paid by the party incurring such costs and expenses.

Amendment

The Merger Agreement may be amended, and any provisions of the Merger Agreement may be waived by agreement of the parties at any time prior to the Effective Time. However, after receipt of the Company Stockholder Approval, no amendment may be made that would require further approval of the Company Stockholders under applicable law or stock exchange rules without obtaining such approval.

Governing Law

The Merger Agreement is governed by Delaware law.

THE BOARD RECOMMENDS, ON BEHALF OF THE COMPANY, THAT YOU VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL 2: THE COMPENSATION PROPOSAL

Under Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, the Company is required to submit a proposal to the Company Stockholders to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement. This compensation is summarized in the section titled “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger.” The Board encourages you to review carefully the named executive officer Merger-related compensation information disclosed in this Proxy Statement.

Accordingly, the Company is asking you to approve, on a non-binding advisory basis, the compensation that will or may become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section titled “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger.”

The vote on this Compensation Proposal is a vote separate and apart from the vote on the Merger Agreement Proposal. Accordingly, you may vote to approve the Merger Agreement Proposal and vote not to approve this Compensation Proposal and vice versa. Because the vote on the Compensation Proposal is advisory only, it will not be binding on the Company. Accordingly, if the Merger Agreement is adopted and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the vote on this Compensation Proposal.

Approval of the Compensation Proposal, when a quorum is present, will be decided by the affirmative vote of the Company Stockholders having a majority of the votes which could be cast by the holders of all shares of Company Common Stock entitled to vote on such proposal which are present in person or by proxy at the Special Meeting. The approval of the Compensation Proposal is on a non-binding, advisory basis and is not a condition to the completion of the Merger.

THE BOARD RECOMMENDS, ON BEHALF OF THE COMPANY, THAT YOU VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

We are asking you to approve the Adjournment Proposal, a proposal to adjourn the Special Meeting to a later date or time if the Board determines that it is necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Agreement Proposal at the time of the Special Meeting. If the Board determines that it is necessary or appropriate, we will ask the Company Stockholders to vote only on this Adjournment Proposal and not to vote on the Merger Agreement Proposal or to approve, on a non-binding, advisory basis, the Compensation Proposal.

If the Company Stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from Company Stockholders that have previously returned properly executed proxies voting against adoption of the Merger Agreement. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Merger Agreement such that the Merger Agreement Proposal would be defeated, we could adjourn the Special Meeting without a vote on the adoption of the Merger Agreement and seek to convince the holders of those shares of Company Common Stock to change their votes to votes in favor of adoption of the Merger Agreement. Additionally, we will adjourn the Special Meeting if a quorum is not present. Whether or not a quorum is present, the Special Meeting may be adjourned at the discretion of the chairman of the Special Meeting.

Whether or not a quorum is present, approval of the Adjournment Proposal requires the affirmative vote of the Company Stockholders having a majority of the votes which could be cast by the holders of all shares of Company Common Stock entitled to vote on such question which are present in person or by proxy at the Special Meeting.

Whether or not a quorum is present, the chairman of the Special Meeting may adjourn the Special Meeting to another place (if any), date, and time.

THE BOARD RECOMMENDS, ON BEHALF OF THE COMPANY, THAT YOU VOTE “FOR” APPROVAL OF THIS PROPOSAL.

MARKET PRICES AND DIVIDEND DATA

The Company Common Stock is listed on the NYSE under the symbol “TPH.” As of the Record Date, there were [●] shares of Company Common Stock outstanding held by approximately [●] Company Stockholders of record. The actual number of Company Stockholders is greater than this number of record holders and includes Company Stockholders who are beneficial owners, but whose shares of Company Common Stock are held in street name by brokers and other nominees. The Board is responsible for determining our dividend policy. The timing and level of any dividends will necessarily depend on the Board’s assessments of earnings, financial condition, capital requirements, and other factors, including restrictions, if any, imposed by our lenders and the terms and conditions of the Merger Agreement.

On [●], 2026, the latest practicable trading day before the date of this Proxy Statement, the closing price of Company Common Stock on the NYSE was $[●] per share. You are encouraged to obtain current market quotations for our Company Common Stock.

Following the Merger, there will be no further market for Company Common Stock, and it will be delisted from the NYSE and deregistered under the Exchange Act. Except to the extent required pursuant to the indentures governing any Company Notes that remain outstanding following the Closing Date, the Company will no longer file periodic or other reports with the SEC. As a result, following the Merger, we can provide no assurance that we will continue to file periodic reports with the SEC. In the event that the Merger is not consummated, our payment of any future dividends would be at the discretion of the Board and will depend on then-existing conditions, including our financial condition, operating results, contractual restrictions, capital requirements, business prospects, and other factors the Board may deem relevant. The Company has not declared or paid any dividends on Company Common Stock and does not currently anticipate paying dividends in the foreseeable future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the total number of shares of Company Common Stock beneficially owned and the percentage of the shares so owned as of February 24, 2026 by:

•	each person, or group of affiliated persons, known by us to beneficially own more than five percent (5%) of Company Common Stock based solely on public filings made by such owners with the SEC;

•	each director;

•	each named executive officer; and

•	all directors and executive officers as a group.

The percentage ownership information is based on 85,135,362 shares of Company Common Stock outstanding as of February 24, 2026.

To our knowledge, except as otherwise set forth in the footnotes to the table, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person. The number of securities shown represents the total number of securities the person “beneficially owns,” as determined by the rules of the SEC. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power over that security. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within sixty (60) days after that date through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Except as noted below, the address for all beneficial owners in the table below is 940 Southwood Blvd, Suite 200, Incline Village, NV 89451.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percentage(2)

Directors and Executive Officers:
Douglas F. Bauer(3)	906,632	1.1%
Lawrence B. Burrows	93,622	*
Steven J. Gilbert	30,330	*
R. Kent Grahl	27,367	*
Vicki D. McWilliams	56,371	*
Constance B. Moore	76,374	*
Glenn J. Keeler	147,419	*
David C. Lee	100,264	*
Thomas J. Mitchell(4)	1,293,877	1.5%
All directors and current executive officers as a group (9 persons)	2,732,256	3.2%

5% or more Stockholders:
BlackRock, Inc.(5)(6)	14,863,997	17.5%
The Vanguard Group(5)(7)	10,587,873	12.4%
FMR LLC(5)(8)	7,129,773	8.4%
Dimensional Fund Advisors LP(5)(9)	6,524,405	7.7%
State Street Corporation(5)(10)	4,556,255	5.4%

*	Represents less than 1% of the number of shares of our Company Common Stock outstanding.
(1)

For each of Messrs. Burrows, Gilbert and Grahl and Mses. Moore and McWilliams, the beneficial ownership includes 5,564 Company RSUs that vest on or within 60 days of February 24, 2026. For all directors and current executive officers as a group, these Company RSUs represent an aggregate of 27,820 shares.

(2)

The percentages are calculated based on 85,135,362 shares of our Company Common Stock outstanding and entitled to vote as of February 24, 2026. For each person, separately, his or her percentage is calculated by including his or her Company RSUs set forth in footnote (1) above in both the numerator and denominator, and for the directors and current executive officers as a group, the percentage is calculated by including the Company RSUs set forth in footnote (1) above in both the numerator and denominator.

(3)

Amount includes 350,611 shares held in trust for the benefit of Mr. Bauer and his immediate family. Mr. Bauer has sole voting and dispositive power with respect to 556,021 shares and shared voting and dispositive power with respect to 350,611 shares.

(4)

Amount includes 610,000 shares held in trust for the benefit of Mr. Mitchell and his immediate family. Mr. Mitchell has sole voting and dispositive power with respect to 683,877 shares and shared voting and dispositive power with respect to 610,000 shares.

(5)	The beneficial ownership figures for the 5% or more stockholders were taken from their respective Schedule 13G or Schedule 13G/A filings with the SEC.
(6)

According to the Schedule 13G/A filed on April 28, 2025, BlackRock, Inc. has sole voting power with respect to 14,707,812 shares and sole dispositive power with respect to 14,863,997 shares. Its address is 50 Hudson Yards, New York, NY 10001.

(7)

According to the Schedule 13G/A filed on July 29, 2025, The Vanguard Group has sole dispositive power with respect to 10,381,203 shares, shared voting power with respect to 94,902 shares, and shared dispositive power with respect to 206,670 shares. Its address is 100 Vanguard Blvd., Malvern, PA 19355.

(8)

According to the Schedule 13G/A filed on February 5, 2026, FMR LLC has sole voting power with respect to 7,118,996 shares and sole dispositive power with respect to approximately 7,129,773 shares. Its address is 245 Summer Street, Boston, Massachusetts 02210.

(9)

According to the Schedule 13G/A filed on April 15, 2025, Dimensional Fund Advisors LP has sole voting power with respect to 6,374,476 shares and sole dispositive power with respect to 6,524,405 shares. Its address is 6300 Bee Cave Road, Building One, Austin, TX 78746.

(10)

According to the Schedule 13G filed on August 11, 2025, State Street Corporation has shared voting power with respect to 4,141,126 shares and shared dispositive power with respect to 4,556,255 shares. Its address is One Congress Street, Suite 1, Boston, MA 02114.

FUTURE STOCKHOLDER PROPOSALS

If the Merger is completed, we will have no public stockholders, and there will be no public participation in any future meetings of Company Stockholders. However, if the Merger is not consummated, Company Stockholders will continue to be entitled to attend and participate in Company Stockholders’ meetings.

As described in our annual proxy statement for the [●] annual meeting of stockholders filed on [●], stockholders who wish to submit a proposal to be considered for inclusion in our proxy statement and form of proxy for the [●] annual meeting of stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, proposals must have been submitted in writing and received by us on or before [●] at Tri Pointe Homes, Inc., 3161 Michelson Drive, Suite 1500, Irvine, California 92612, Attention: Corporate Secretary, (949) 438-1400.

For stockholder proposals submitted outside the Rule 14a-8 process, the Company’s bylaws provide that only business properly brought before a meeting will be conducted. For business to be properly brought before a meeting by a stockholder, the stockholder must give timely advance notice thereof in writing to the Secretary of the Company. To be timely, the notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the date on which we first mailed our proxy materials or notice of availability of proxy materials (whichever is earlier) for the [●] annual meeting; provided, however, that if the [●] annual meeting is held or the [●] annual meeting date is called for a date that is not within thirty (30) days from the first anniversary date of the [●] annual meeting, then written notice by a stockholder in order to be timely must be received no earlier than the one hundred twentieth (120th) day before the date of such annual meeting and not later than the later of the ninetieth (90th) day before the date of such annual meeting, as originally convened, or the close of business on the tenth (10th) day following the day on which the first public disclosure of the date of such annual meeting was made. For the avoidance of doubt, if the notice of proposed matter or nominated individual is not received during this timeframe, such proposal will be deemed untimely and will not be accepted.

In order for stockholders to give timely notice of nominations for inclusion on a universal proxy card in connection with the [●] annual meeting, notice must be submitted by the same deadline disclosed above under the advance notice provisions of our bylaws and must include the information in the notice that is required by our bylaws and by Rule 14a-19(b) under the Exchange Act.

OTHER MATTERS

The Board knows of no other business that will be presented for consideration at the Special Meeting. If other matters are properly brought before the Special Meeting, however, it is the intention of the persons named in the proxy to vote the shares of Company Common Stock represented thereby on such matters in accordance with their best judgment.

HOUSEHOLDING INFORMATION

The Company delivers only one proxy statement to multiple stockholders sharing the same address unless it has received different instructions from one or more of them. This method of delivery is known as “householding”. Householding reduces the number of mailings you receive, saves on printing and postage costs and helps the environment. The Company will, upon written or oral request, promptly deliver a separate copy of the Proxy Statement to a Company Stockholder at a shared address. If you would like to change your householding election, request that a single copy of this or future proxy materials be sent to your address or request a separate copy of this or future proxy materials, you should submit this request in writing to Tri Pointe Homes, Inc., 3161 Michelson Drive, Suite 1500, Irvine, California 92612, Attention: Corporate Secretary, (949) 438-1400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. Our SEC filings are available to the public at the SEC website at www.sec.gov. Company Stockholders can also obtain free copies of our SEC filings through the “SEC Reports” section of our Investors website at https://investors.tripointehomes.com/investors/financial-info/sec-reports/. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated herein by reference.

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in this Proxy Statement or incorporated by reference subsequent to the date of this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that we have previously filed with the SEC and any documents filed by us pursuant to Section 13(a), 13(c), 14, or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed) after the date of this Proxy Statement and before the date of the Special Meeting.

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 26, 2026;

•

The portions of our Definitive Proxy Statement on Schedule 14A, filed with the SEC on March [●], 2026 (other than information furnished rather than filed) that are incorporated by reference into our Annual Report on Form 10-K; and

•	Current Reports on Form 8-K, filed with the SEC on February 13, 2026.

We also incorporate by reference into this Proxy Statement additional documents that we may file with the SEC under Section 13(a), 13(c), 14, or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed) between the date of this Proxy Statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K, and proxy soliciting materials. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated by reference herein.

Notwithstanding the foregoing, we will not incorporate by reference in this Proxy Statement any documents or portions thereof that are not deemed “filed” with the SEC, including information furnished under Item 2.02 or Item 7.01 or otherwise of any Current Report on Form 8-K, including related exhibits, after the date of this Proxy Statement unless, and except to the extent, specified in such Current Report.

These SEC filings are available to the public from commercial document retrieval services and at www.sec.gov.

Any person, including any beneficial owner of shares of Company Common Stock, to whom this Proxy Statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us by written or telephonic request directed to the Company’s address below. If you would like to request documents from us, please do so as soon as possible, to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one (1) business day after we receive your request.

Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents:

Tri Pointe Homes, Inc.

3161 Michelson Drive, Suite 1500

Irvine, California 92612

Attention: Corporate Secretary

Telephone: (949) 438-1400

If you have any questions concerning the Merger, the Special Meeting, or this Proxy Statement, would like additional copies of this Proxy Statement or need help voting your shares of Company Common Stock, please contact our proxy solicitor:

D.F. King & Co., Inc.

28 Liberty Street, 53rd Floor

New York, New York 10005

Stockholders May Call: (877) 478-5047

Banks and Brokers May Call Collect: (212) 257-2468

Email: TPH@dfking.com

MISCELLANEOUS

You should rely only on the information contained in this Proxy Statement, the annexes to this Proxy Statement, and the documents that we incorporate by reference in this Proxy Statement in voting on the Merger. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated [●], 2026. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Proxy Statement), and the mailing of this Proxy Statement to Company Stockholders does not create any implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

ANNEX A – AGREEMENT AND PLAN OF MERGER

Annex A

Execution Version

AGREEMENT AND PLAN OF MERGER

by and among

SUMITOMO FORESTRY CO., LTD.,

TETON NEWCO, INC.

and

TRI POINTE HOMES, INC.

dated as of

February 13, 2026

A-i

A-ii

Annexes

Annex A	Certain Definitions

A-iii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of February 13, 2026, is by and among Sumitomo Forestry Co., Ltd., a Japanese corporation (kabushiki kaisha) (“Parent”), Teton NewCo, Inc., a Delaware corporation and an indirect wholly owned Subsidiary of Parent (“Merger Sub”), and Tri Pointe Homes, Inc., a Delaware corporation (the “Company”). All capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Annex A or as otherwise defined elsewhere in this Agreement. Parent, Merger Sub and the Company are each sometimes referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Company, Parent and Merger Sub desire to effect the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and an indirect wholly owned Subsidiary of Parent, on the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), pursuant to which, except as otherwise provided in Article II, each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”, and each such share of Company Common Stock, a “Share” and collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time, other than Shares to be cancelled or converted pursuant to Section 2.1(b) or Dissenting Shares, shall be converted into the right to receive the Merger Consideration;

WHEREAS, the board of directors of Merger Sub has (i) approved and declared advisable this Agreement, the Merger and the other transactions contemplated hereby (collectively, the “Transactions”), (ii) approved the execution and delivery of this Agreement, the performance of Merger Sub’s covenants and other obligations hereunder, and the consummation of the Merger and the other Transactions, (iii) directed that this Agreement be submitted to the sole stockholder of Merger Sub for its adoption and (iv) recommended that the sole stockholder of Merger Sub adopt this Agreement;

WHEREAS, (a) the board of directors of Parent has, upon the terms and subject to the conditions set forth herein, (i) approved and declared it advisable for Parent to enter into this Agreement and (ii) approved the execution and delivery of this Agreement, the performance of Parent’s covenants and other obligations hereunder, and the consummation of the Transactions, and (b) a wholly owned Parent Subsidiary, as the sole stockholder of Merger Sub, has duly executed and delivered to Merger Sub a written consent, to be effective by its terms immediately following execution of this Agreement, adopting this Agreement;

WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (i) determined that this Agreement and the Transactions, including the Merger, are advisable, fair to, and in the best interests of, the Company and its stockholders (such stockholders, the “Company Stockholders”), (ii) approved and declared advisable this Agreement and the Transactions, including the Merger, (iii) approved the execution and delivery of this Agreement and the performance by the Company of its covenants and obligations contained herein, (iv) directed that this Agreement be submitted to the Company Stockholders for adoption at a meeting of Company Stockholders, and (v) recommended that the Company Stockholders vote in favor of the adoption of this Agreement (the “Company Board Recommendation”);

WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Transactions and also to prescribe various conditions to the Transactions.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

THE MERGER

Section 1.1. The Merger.

(a) Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation of the Merger (the “Surviving Corporation”) and an indirect wholly owned Subsidiary of Parent. The Merger shall be effected pursuant to the DGCL and shall have the effects set forth in this Agreement, the Certificate of Merger, and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all of the debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation, in each case, as provided under the DGCL.

(b) Subject to Section 6.4, at the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the certificate of incorporation of the Surviving Corporation shall be the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, and such certificate of incorporation shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law; provided that the name of the Surviving Corporation shall be “Tri Pointe Homes, Inc.”. In addition, subject to Section 6.4, at the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the bylaws of the Surviving Corporation shall be the bylaws of Merger Sub as in effect immediately prior to the Effective Time, and such bylaws shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein and by the certificate of incorporation of the Surviving Corporation and applicable Law; provided that the name of the Surviving Corporation shall be “Tri Pointe Homes, Inc.”.

(c) The Parties shall take all action necessary to cause, at the Effective Time, the directors of Merger Sub immediately prior to the Effective Time to be the directors of the Surviving Corporation, each to hold office, from and after the Effective Time, in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time, from and after the Effective Time, shall be the officers of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

(d) If, at any time after the Effective Time, the Surviving Corporation shall determine, in its sole discretion, or shall be advised, that any deeds, bills of sale, instruments of conveyance, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or Merger Sub acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, then the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either the

Company or Merger Sub, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

Section 1.2. The Closing and Effective Time of the Merger. The closing of the Merger (the “Closing”) will take place at 8:00 a.m., Eastern Time, on the fifth (5th) Business Day after satisfaction or, to the extent permitted by applicable Law, waiver of all of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law, waiver of those conditions at the Closing), by electronic exchange of deliverables, unless another time, date or place is agreed to in writing by the Parties; provided, that, without the prior written consent of Parent, the Closing shall not occur prior to the Inside Date. The date on which the Closing actually occurs is referred to as the “Closing Date”. On the Closing Date, or on such other date as Parent and the Company may agree to, the Parties shall cause a certificate of merger (the “Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL. The Merger shall become effective at the time the Certificate of Merger shall have been filed and accepted for record by the Secretary of State of the State of Delaware, or such later date and time as is agreed upon by the Parties and specified in the Certificate of Merger (such date and time at which the Merger becomes effective hereinafter referred to as the “Effective Time”).

ARTICLE II

TREATMENT OF SECURITIES

Section 2.1. Conversion of Securities.

(a) Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the Parties or holders of any securities of the Company or of Merger Sub, each Share issued and outstanding immediately prior to the Effective Time (other than Shares to be cancelled or converted pursuant to Section 2.1(b) or Dissenting Shares, which shall be treated in accordance with Section 2.3) shall be converted automatically into the right to receive $47.00 per Share in cash, without interest (the “Merger Consideration”), subject to any withholding of Taxes required by applicable Law as provided in Section 2.5. As of the Effective Time, all such Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each applicable holder of such Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor to be paid in accordance with Section 2.2.

(b) Cancellation and Conversion of Treasury Shares and Parent-Owned Shares. At the Effective Time, each Share held by the Company as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly owned Subsidiaries of Parent or Merger Sub), in each case, immediately prior to the Effective Time, shall automatically be cancelled and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof. At the Effective Time, each Share held by any direct or indirect wholly owned Subsidiary of the Company shall be converted into such number of shares (or a fraction thereof) of common stock, par value $0.01 per share, of the Surviving Corporation (“Surviving Corporation Stock”) with an aggregate value immediately after the consummation of the Merger equal to the Merger Consideration.

(c) Merger Sub Shares. At the Effective Time, each issued and outstanding share of common stock, par value $0.01 per share, of Merger Sub shall be automatically converted into and become one fully paid and non-assessable share of Surviving Corporation Stock.

Section 2.2. Payment for Securities; Surrender of Certificates.

(a) Paying Agent. At or prior to the Closing, Parent shall (i) designate a nationally recognized bank or trust company to act as the paying agent (the identity and terms of designation and appointment of which shall be reasonably acceptable to the Company) for purposes of effecting the payment of the aggregate Merger Consideration to which holders of Shares shall be entitled at the Effective Time in accordance with this Article II (the “Paying Agent”) and (ii) enter into a paying agent agreement with such Paying Agent, in form and substance reasonably acceptable to the Company. Parent shall pay, or cause to be paid, the fees and expenses of the Paying Agent. At or prior to the Closing, Parent shall deposit, or cause to be deposited, with the Paying Agent an amount of cash in immediately available funds equal to the aggregate Merger Consideration to which holders of Shares shall be entitled at the Effective Time pursuant to Section 2.1(a); provided that, notwithstanding anything herein to the contrary, no such deposits shall be required to be made with respect to any Dissenting Shares. In the event that (x) there are any losses with respect to any investments of such deposited funds; (y) such deposited funds are insufficient for any reason to promptly make the payments contemplated pursuant to Section 2.1(a); or (z) all or any portion of such deposited funds are unavailable for Parent (or Paying Agent on behalf of Parent) to promptly make the payments contemplated pursuant to Section 2.1(a) for any reason, Parent shall promptly deposit, or cause to be deposited, with the Paying Agent such additional funds to ensure that at all times the Paying Agent has sufficient funds fully available to make such payments as contemplated by Section 2.1(a). Such funds shall be invested by the Paying Agent as directed by Parent, until the payment thereof by the Paying Agent to the holders of the Shares in accordance with this Article II; provided, however, that any such investments shall be in obligations of, or fully guaranteed by, the United States government or rated A-1 or P-1 or better by Moody’s Investor Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available) or money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of acquisition or a combination of the foregoing, and that no such investment or loss thereon shall affect the amounts payable to the holders of Shares pursuant to this Article II. Earnings from such investments shall be the sole and exclusive property of Parent or the Surviving Corporation, as Parent directs, and no part of such earnings shall accrue to the benefit of holders of Shares.

(b) Procedures for Surrender.

(i) Certificates. As soon as practicable after the Effective Time (and in any event within three (3) Business Days following the Effective Time), Parent and the Surviving Corporation shall cause the Paying Agent to mail to each Person that was, immediately prior to the Effective Time, a holder of record of Shares represented by certificates (the “Certificates”), which Shares were converted pursuant to Section 2.1(a) into the right to receive the Merger Consideration with respect to each such Share at the Effective Time: (A) a letter of transmittal, in customary form, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and (B) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 2.2(e)) in exchange for payment of the Merger Consideration payable in respect of each such Share pursuant to Section 2.1(a). Upon surrender of a Certificate (or affidavit of loss in lieu of the Certificate as provided in Section 2.2(e)) to the Paying Agent, together with delivery of a letter of transmittal, duly executed and in accordance with the instructions thereto, with respect to such Certificate, the holder of such Certificate shall be entitled to receive in exchange therefor a cash amount equal to the product obtained by multiplying (x) the aggregate number of Shares represented by such Certificate by (y) the Merger Consideration (pursuant to Section 2.1(a), after giving effect to any required Tax withholdings as provided in Section 2.5), and any Certificate so surrendered shall forthwith be cancelled. If payment of the amount described in the immediately preceding sentence is to be made to a Person other than the Person in whose name any surrendered Certificate is registered, it shall be a condition precedent of payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer, and the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of such payment to a Person other than the registered holder of the Certificate so surrendered and shall have established to the satisfaction of the Surviving Corporation that such Taxes either have been paid or are not required to be paid. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates. Until surrendered as contemplated hereby, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in respect of each Share represented by such Certificate, in cash as contemplated by this Agreement, except for Certificates representing Dissenting Shares, which shall be deemed to represent only the right to receive payment of the fair value of such Shares in accordance with and to the extent provided by Section 262 of the DGCL.

(ii) Book-Entry Shares. Notwithstanding anything to the contrary contained in this Agreement, no holder of non-certificated Shares represented by book-entry (“Book-Entry Shares”) shall be required to deliver a Certificate or an executed letter of transmittal, to the Paying Agent, to receive the payment that such holder is entitled to receive pursuant to Section 2.1(a). In lieu thereof, each holder of record of one or more Book-Entry Shares and whose Shares were converted pursuant to into the right to receive the Merger Consideration pursuant to Section 2.1(a) shall automatically receive in exchange therefor a cash amount equal to the product obtained by multiplying (x) the aggregate number of Shares represented by such holder’s Book-Entry Shares by (y) the Merger Consideration (pursuant to Section 2.1(a), after giving effect to any required Tax withholdings as provided in Section 2.5), and such Book-Entry Shares shall at the Effective Time be cancelled; provided, however, that receipt of the Merger Consideration by a holder of Book-Entry Shares shall be subject to receipt by the Paying Agent of any documentation or information reasonably requested by the Paying Agent from such holder of Book-Entry Shares. If payment of the amount described in the immediately preceding sentence is to be made to a Person other than the Person in whose name any Book-Entry Shares are registered, it shall be a condition precedent of payment that proper transfer instruction is presented, and the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of such payment to a Person other than the registered holder of such Book-Entry Shares and shall have established to the satisfaction of the Surviving Corporation that such Taxes either have been paid or are not required to be paid. No interest will be paid or accrued on any amount payable upon due surrender of Book-Entry Shares. Until paid or surrendered as contemplated hereby, each Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this Agreement, except for Book-Entry Shares representing Dissenting Shares, which shall be deemed to represent the right to receive payment of the fair value of such Shares in accordance with and to the extent provided by Section 262 of the DGCL.

(c) Transfer Books; No Further Ownership Rights in Shares. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Shares on the records of the Company, other than transfers to reflect, in accordance with customary settlement procedures of the Company’s transfer agent, trades effected prior to the Effective Time. From and after the Effective Time, the holders of Certificates and Book-Entry Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares except the right to receive, pursuant to Section 2.1(a), upon surrender of such Certificates or cancellation of such Book-Entry Shares in accordance with Section 2.2 (to the extent required), the Merger Consideration with respect to each such Share or, in the case of Dissenting Shares, the rights pursuant to Section 2.3. The Merger Consideration paid with respect to each Share in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such Share. If, after the Effective Time and subject to Section 2.2(d), Certificates or Book-Entry Shares are presented to Parent or the Surviving Corporation for any reason, they shall (subject to compliance with the exchange procedures set forth in Section 2.2(b)) be cancelled and exchanged as provided, and in accordance with the procedures set forth, in this Agreement.

(d) Termination of Fund; No Liability. Any portion of the funds (including any interest received with respect thereto) made available to the Paying Agent that remains unclaimed by the holders of Certificates or Book-Entry Shares on the first anniversary of the Effective Time will be returned to Parent or an affiliate thereof designated by Parent, upon demand, and any such holder who has not surrendered its Certificates or Book-Entry Shares in accordance with Section 2.2(b) (to the extent required) prior to such time shall thereafter look only to

Parent (subject to abandoned property, escheat or other similar Laws) for delivery of the Merger Consideration in respect of each Share represented by such Certificates or Book-Entry Shares without interest and subject to any withholding of Taxes required by applicable Law as provided in Section 2.5, in respect of such holder’s surrender of their Certificates or Book-Entry Shares and compliance with the procedures in Section 2.2(b). Notwithstanding the foregoing, none of Parent, Merger Sub, the Surviving Corporation, the Paying Agent or their respective affiliates will be liable to any holder of any Share represented by a Certificate or any Book-Entry Share for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(e) Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, and, if required by Parent, an indemnity bond in such reasonable and customary amount as it may direct (as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Paying Agent with respect to the Certificates alleged to have been lost, stolen or destroyed), the Merger Consideration payable in respect of each Share represented by such Certificates pursuant to Section 2.1(a).

(f) DTC Payment. Prior to the Closing, Parent and the Company will cooperate to establish procedures with the Paying Agent and The Depository Trust Company (“DTC”) with the objective that (i) if the Closing occurs at or prior to 11:30 a.m., Eastern time, on the Closing Date, then the Paying Agent will transmit to DTC or its nominees on the Closing Date, in respect of each Share (other than Shares to be cancelled or converted pursuant to Section 2.1(b) or Dissenting Shares) held of record by DTC or such nominee immediately prior to the Effective Time an amount of cash in immediately available funds equal to the Merger Consideration payable pursuant to Section 2.1(a) (after giving effect to any Tax withholdings as provided in Section 2.5) in respect of each such Share (such amount, the “DTC Payment”); and (ii) if the Closing occurs after 11:30 a.m., Eastern time, on the Closing Date, then the Paying Agent will transmit the DTC Payment to DTC or its nominees on the first (1st) Business Day after the Closing Date, and in each case of (i) and (ii) such Shares held of record by DTC or its nominees shall be cancelled at the Effective Time.

Section 2.3. Dissenting Shares. Notwithstanding anything in this Agreement to the contrary (but subject to the provisions of this Section 2.3), each Share outstanding immediately prior to the Effective Time (other than Shares to be cancelled or converted pursuant to Section 2.1(b)) and held by a holder who has not voted in favor of the adoption of this Agreement and who has properly and validly demanded appraisal for such Shares in accordance with, and who complies in all respects with, Section 262 of the DGCL (such shares, the “Dissenting Shares”) shall not be converted into, or represent the right to receive, the Merger Consideration. At the Effective Time, all Dissenting Shares shall be cancelled and cease to exist, and the holders of Dissenting Shares shall only be entitled to the rights granted to them under Section 262 of the DGCL with respect to such Dissenting Shares. If any such holder fails to perfect, or otherwise fails to comply with the provisions of Section 262 of the DGCL, or otherwise waives, withdraws or loses his, her, its or their right to appraisal under Section 262 of the DGCL, or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, then such holder’s Dissenting Shares shall be deemed to have been converted, as of the Effective Time, into and shall be exchangeable solely for the right to receive the Merger Consideration in respect of each Dissenting Share held by such holder pursuant to Section 2.1(a) without interest and subject to any withholding of Taxes required by applicable Law as provided in Section 2.5 and upon surrender of such Certificate formerly representing such Share or transfer of such Book-Entry Shares, as the case may be, in the manner provided in Section 2.2(b). The Company shall give Parent prompt written notice of any demands received by the Company for appraisal of Shares, of any withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to Section 262 of DGCL, and Parent shall have the right to participate in and reasonably and in good faith direct all negotiations and Proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of Parent, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demand, or agree to do any of the foregoing in respect of any Dissenting Shares.

Section 2.4. Treatment of Company Equity Awards.

(a) Company RSUs. At the Effective Time, by virtue of the Merger, (x) each Company RSU granted prior to 2026 and each Company RSU held by a non-employee director of the Company, in each case whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash (without interest) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company RSU, multiplied by (ii) the Merger Consideration, subject to any required withholding of Taxes (the “Company RSU Consideration”), and (y) each Company RSU that is not subject to clause (x) above that is outstanding as of immediately prior to the Effective Time will be cancelled and automatically converted into and substituted with a cash award representing the right to receive, upon each applicable vesting date for such Company RSU, and subject to the same time-vesting terms and conditions that applied to such Company RSU (other than vesting terms providing for accelerated vesting in connection with the Merger), as in effect immediately prior to such conversion, an amount in cash (without interest) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company RSU that would have vested on such vesting date had such Company RSU remained outstanding through such vesting date, multiplied by (ii) the Merger Consideration, subject to any required withholding of Taxes.

(b) Company PSUs. At the Effective Time, by virtue of the Merger, each Company PSU, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted into the right to receive an amount in cash (without interest) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company PSU based on maximum performance, multiplied by (ii) the Merger Consideration, subject to any required withholding of Taxes (the “Company PSU Consideration”).

(c) Payment Procedures. The Surviving Corporation or its Subsidiaries, as applicable, will pay no later than the first payroll date following the date that is three (3) Business Days following the Closing Date, the Company RSU Consideration and Company PSU Consideration, as applicable, payable with respect to each of the Company RSUs and Company PSUs, respectively, through the Company or the Company Subsidiaries’ payroll to the applicable holders of such Company RSUs and Company PSUs, subject to any withholding of Taxes required by applicable Law as provided in Section 2.5. Notwithstanding the foregoing, if any payment owed to such holders cannot be made through the Company and the Company Subsidiaries’ payroll system or payroll provider, then the Company or the Company Subsidiaries will issue a check for such payment to such holder, which check will be sent by overnight courier to such holder promptly following the Closing Date (but in no event later than the first payroll date following the date that is three (3) Business Days following the Closing Date).

(d) Further Actions. The Company will pass resolutions approving and take other actions as necessary to effect the cancellation of Company RSUs and Company PSUs upon the Effective Time, and to give effect to this Section 2.4 (including the satisfaction of the requirements of Rule 16b-3(e) promulgated under the Exchange Act). The Company Equity Plans will terminate as of the Effective Time, and the provisions in any other Company Benefit Plan or Contract providing for the issuance or grant of any other interest in respect of the capital stock or other equity interests of the Company and the Company Subsidiaries will be cancelled as of the Effective Time, and the Company will take all action necessary to effect the foregoing. Following the Effective Time, no Company RSU, Company PSU or grant under the Company Equity Plans that was outstanding immediately prior to the Effective Time shall remain outstanding and each former holder of any such Company RSU, Company PSU or grant under the Company Equity Plans shall cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 2.4. The Company shall ensure that following the Effective Time, no participant in the Company Equity Plans or other Company Benefit Plan will have any right thereunder to acquire any equity securities of the Company, the Surviving Corporation or any of their respective Subsidiaries.

Section 2.5. Withholding. The Company, Parent, Merger Sub, the Surviving Corporation and the Paying Agent, as the case may be, shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any amounts otherwise payable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code or any other provision of applicable Tax Law. To the extent that amounts are so deducted or withheld and paid to the appropriate Governmental Entity, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

Section 2.6. Adjustments. If, between the date of this Agreement and the Effective Time, the outstanding Shares are changed into a different number, type or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, then the Merger Consideration shall be appropriately adjusted, without duplication, to provide the same economic effect as contemplated by this Agreement prior to such change; provided that nothing in this Section 2.6 shall be construed to permit the Company to take any action with respect to its securities that is otherwise prohibited or restricted by the terms of this Agreement (including Section 5.1).

ARTICLE III

REPRESENTATIONS AND

WARRANTIES OF THE COMPANY

Except as disclosed in (x) the Company’s Annual Report filed on Form 10-K on February 21, 2023 or any other SEC Documents filed or furnished by the Company with the SEC on or after February 21, 2023 and publicly available at least one (1) Business Day prior to the date of this Agreement (including exhibits and other information incorporated by reference therein, but excluding any predictive, cautionary or forward looking disclosures contained under the captions “risk factors,” “forward-looking statements” or any similar precautionary sections and any other disclosures contained therein that are non-specific, predictive, cautionary or forward looking in nature); provided that this clause (x) shall not apply to any of the representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3 and Section 3.25 or (y) the corresponding section (or subsection) of the disclosure letter delivered by the Company to Parent immediately prior to the execution of this Agreement (the “Company Disclosure Letter”) (it being understood that any information set forth in one section or subsection of the Company Disclosure Letter shall be deemed to apply to and qualify (or, as applicable, a disclosure for purposes of) the representation and warranty set forth in this Agreement to which it corresponds in number and, whether or not an explicit reference or cross-reference is made, each other representation and warranty set forth in this Article III for which it is reasonably apparent on its face that such information is relevant to such other section), the Company represents and warrants to Parent and Merger Sub as set forth below.

Section 3.1. Qualification, Organization, etc.

(a) The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted. Each Company Subsidiary is a legal entity duly organized and validly existing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to be so organized, validly existing or have such power or authority has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries is qualified to do business and is in good standing (to the extent such concept is recognized under applicable Law) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification or to be in good standing, except where the failure to be so qualified or, where relevant, in good standing, has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has filed with the SEC, prior to the date hereof, a complete and accurate copy of the Company Governing Documents as amended to the date hereof. The Company Governing Documents are in full force and effect and the Company is not in violation of the Company Governing Documents. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the organizational or governing documents of each of the Company Subsidiaries are in full force and effect, and none of the Company Subsidiaries are in violation of any provision of such documents. The Company has made available to Parent prior to the date hereof complete and accurate copies of the certificates of incorporation, bylaws, operating agreements or equivalent organizational or governing documents, of each of the Company’s “significant subsidiaries” within the meaning of Rule 1-02 of Regulation S-X of the SEC, each as currently in effect.

(b) All the issued and outstanding shares of capital stock of, or other equity interests in, each Company Subsidiary have been validly issued and are fully paid and nonassessable and are wholly owned, directly or indirectly, by the Company free and clear of all Liens, other than restrictions on transfer imposed under applicable securities Laws or restrictions set forth in the organizational or governing documents of the Company Subsidiaries. Section 3.1(b)(1) of the Company Disclosure Letter sets forth an accurate and complete list of each Company Subsidiary in which the Company or any Company Subsidiary owns an equity or other economic interest, together with (i) the jurisdiction of incorporation or organization, as the case may be, of each Company Subsidiary, (ii) the type and percentage of interests held, directly or indirectly, by the Company in each Company Subsidiary, and (iii) the categories of Persons and the type of and aggregate percentage of interests held by such categories of Persons, other than the Company or a Company Subsidiary, in each Company Subsidiary. Section 3.1(b)(2) of the Company Disclosure Letter sets forth an accurate and complete list of each Person (other than a Company Subsidiary) in which the Company or any Company Subsidiary owns an equity interest, together with (i) the jurisdiction of incorporation or organization, as the case may be, of such Person, and (ii) the type and percentage of interests held, directly or indirectly, by the Company or Company Subsidiary in such Person.

Section 3.2. Capitalization.

(a) The authorized share capital of the Company consists of 500,000,000 Shares and 50,000,000 shares of Company Preferred Stock. As of February 10, 2026 (the “Company Capitalization Date”), (A) 84,479,735 Shares were issued and outstanding, (B) no shares of Company Preferred Stock were issued and outstanding, (C) no Shares were held in the Company’s treasury, (D) no Shares were held by the Company Subsidiaries, (E) Company PSUs covering (x) 978,091 Shares assuming target performance were outstanding and (y) 2,052,755 Shares assuming maximum performance were outstanding, and (F) Company RSUs covering 1,059,509 Shares were outstanding. All the outstanding Shares are, and all Shares reserved for issuance shall be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights.

(b) Section 3.2(b) of the Company Disclosure Letter sets forth a true and complete list, as of the Company Capitalization Date, of (i) each Company Equity Award, (ii) the name of the Company Equity Award holder, (iii) the number of Shares underlying each Company Equity Award (including, with respect to Company PSUs, the number of Shares issuable assuming performance goals are achieved at the target level and the maximum level), as applicable, (iv) the date on which the Company Equity Award was granted, (v) the Company Equity Plan under which the Company Equity Award was granted, (vi) the vesting schedule with respect to the Company Equity Award, (vii) the expiration date of each Company Equity Award, if applicable, and (viii) whether such Company Equity Award constitutes an “incentive stock option” within the meaning of Section 422 of the Code, if applicable. As of the Company Capitalization Date, 4,929,928 shares of Company Common Stock were reserved for issuance pursuant to the Company Equity Plans. Accurate and complete copies of the standard grant agreement evidencing the Company Equity Awards and each grant agreement evidencing each Company Equity Award that is not consistent in any material respect with the standard agreement have been made available to Parent. All Company Equity Awards have been granted in compliance with applicable Law and the terms of the applicable Company Equity Plan.

(c) As of the date hereof, except as described in Section 3.2(a) and Section 3.2(b) (including the corresponding sections of the Company Disclosure Letter), and other than the shares of Company Common Stock that have become outstanding after the Company Capitalization Date and issued in accordance with the terms of such Company Equity Award and the applicable Company Equity Plan as in effect as of the date hereof: (i) the Company does not have any shares of capital stock or other equity interests outstanding and (ii) there are no outstanding subscriptions, options, warrants, puts, calls, exchangeable or convertible securities or other similar rights, agreements or commitments or any other Contract to which the Company or any Company Subsidiary is a party or is otherwise bound obligating the Company or any Company Subsidiary to (A) issue, transfer or sell, or make any payment with respect to, any shares of capital stock or other equity interests of the Company or any Company Subsidiary or securities convertible into, exchangeable for or exercisable for, or that correspond to, such shares or equity interests, or (B) grant, extend or enter into any such subscription, option, warrant, put, call, exchangeable or convertible securities or other similar right, agreement or commitment of the type described in subclause (A). As of the date hereof, except as described in Section 3.2(a) and Section 3.2(b) (including the corresponding sections of the Company Disclosure Letter), and other than the shares of Company Common Stock that have become outstanding after the Company Capitalization Date and issued in accordance with the terms of such Company Equity Award and the applicable Company Equity Plan, each as in effect as of the date hereof, there is no outstanding Contract to which the Company or any Company Subsidiary is a party or is otherwise bound obligating the Company or any Company Subsidiary to provide any amount of funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Company Subsidiary (that is not wholly owned) or any other Person. Except as provided in the Company Governing Documents or in the bylaws, certificates of incorporation, operating agreements or other governing documents of any Company Subsidiary, there are no outstanding obligations of the Company or any Company Subsidiary (1) restricting the transfer of, (2) affecting the voting rights of, (3) requiring the repurchase, redemption or disposition of, or containing any right of first refusal, right of first offer or similar right with respect to, (4) requiring the registration for sale of (including under any subscription agreements entered into by the Company or any Company Subsidiary) or (5) granting any preemptive or anti-dilutive rights with respect to, any shares of capital stock or other equity interests of the Company or any Company Subsidiary.

(d) Neither the Company nor any Company Subsidiary has outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the Company Stockholders on any matter.

(e) There are no shareholder agreements, voting trusts, registration rights agreements, subscription agreements or other agreements, commitments or understandings to which the Company or any Company Subsidiary is a party with respect to the shares of capital stock or other equity interests of the Company.

Section 3.3. Corporate Authority.

(a) The Company has all requisite corporate power and authority to execute and deliver this Agreement and, subject to receiving the requisite Company Stockholder Approval and filing of the Certificate of Merger with the Secretary of State of the State of Delaware, to consummate the Transactions. The execution and delivery of this Agreement, the performance of the Company’s obligations under this Agreement, and the consummation of the Transactions have been duly and validly authorized by the Company Board and no other corporate proceedings (pursuant to the Company Governing Documents or otherwise) on the part of the Company are necessary to authorize the performance of the Company’s obligations under this Agreement or the consummation of, and to consummate, the Transactions, except with respect to the Merger, for (x) the approval of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote on such matters at the Company

Stockholders’ Meeting (the “Company Stockholder Approval”) and for (y) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware. The Company Stockholder Approval is the only vote of the holders of any class or series of the Company’s capital stock necessary to approve this Agreement and the Transactions.

(b) On or prior to the date hereof, the Company Board has unanimously (i) determined that this Agreement and Transactions, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company Stockholders, (ii) approved and declared advisable, this Agreement and the Transactions, including the Merger, (iii) approved the execution and delivery of this Agreement and the performance by the Company of its covenants and obligations contained herein, (iv) directed that this Agreement be submitted to the Company Stockholders for adoption at a meeting of Company Stockholders, and (v) recommended that the Company Stockholders vote in favor of the adoption of this Agreement. None of the foregoing actions by the Company Board have been rescinded or modified in any way as of the date of this Agreement.

(c) This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of Parent and Merger Sub, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (i) applicable bankruptcy, insolvency, examinership, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) general principles of equity (collectively, the “Enforceability Limitations”).

Section 3.4. Governmental Consents; No Violation.

(a) Other than in connection with or in compliance with (i) the DGCL, (ii) the filing of the Proxy Statement with the SEC and any amendments or supplements thereto, (iii) the Securities Act, (iv) the Exchange Act, (v) applicable federal or state securities, takeover and “blue sky” laws, (vi) the HSR Act, (vii) the Governmental Consents, and (viii) any applicable requirements of the NYSE, no authorization, permit, notification to, consent or approval of, or filing with, any Governmental Entity is necessary or required, under applicable Law, for the consummation by the Company of the Transactions, except for such authorizations, permits, notifications, consents, approvals or filings that, if not obtained or made, would not have or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) The execution and delivery by the Company of this Agreement do not, and, subject to the receipt of the Company Stockholder Approval and except as described in Section 3.4(a), the consummation of the Transactions and performance and compliance with the provisions hereof will not (i) conflict with or result in any violation or breach of, or result in a default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation, first offer, first refusal or acceleration of any obligation or to the loss of a benefit under, any Material Contract, or result in the creation of any Lien upon any of the properties, rights or assets of the Company or any Company Subsidiary, other than Permitted Liens, (ii) conflict with or result in any violation of any provision of the Company Governing Documents or (iii) conflict with or violate any Laws applicable to the Company or any Company Subsidiary or any of their respective properties, rights or assets, other than in the case of clauses (i) and (iii), any such violation, breach, conflict, default, termination, modification, cancellation, acceleration, right, loss or Lien that has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.5. SEC Reports and Financial Statements.

(a) Since January 1, 2023, the Company has timely filed or furnished all forms, statements, schedules, documents and reports required to be filed or furnished by it with the SEC (such forms, statements, schedules, documents and reports, the “SEC Documents”). As of their respective filing dates (or date furnished) or, if amended prior to the date hereof, as of the date of (and giving effect to) the last such amendment, the SEC

Documents complied in all material respects with the applicable requirements of Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), the Securities Act and the Exchange Act and the applicable rules and regulations promulgated in each case thereunder and the listing and corporate governance rules and regulations of NYSE, and none of the SEC Documents contained (or, with respect to SEC Documents filed or furnished after the date hereof, will contain) any untrue statement of a material fact or omitted (or, with respect to SEC Documents filed or furnished after the date hereof, will omit) to state any material fact required to be stated therein or necessary to make the statements therein, at the time and in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made as to the accuracy of any financial projection or forward-looking statement. Since January 1, 2023, neither the Company nor any Company Subsidiary has received from the SEC any written comments or questions with respect to any of the SEC Documents (including the financial statements included therein) that are not resolved, or, as of the date hereof, has received any written notice from the SEC that such SEC Documents (including the financial statements included therein) are being reviewed or investigated, and, to the Knowledge of the Company, there is not, as of the date hereof, any investigation or review being conducted by the SEC of any SEC Documents (including the financial statements included therein). No Company Subsidiary is required to file any schedule, form, report, statement, prospectus, registration statement or other document with the SEC.

(b) The consolidated financial statements (including all related notes and schedules) of the Company included or incorporated by reference in the SEC Documents when filed or, if amended prior to the date hereof, as of the date of (and giving effect to) the last such amendment, complied in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, in each case in effect at the time of such filing, and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations, their consolidated cash flows and changes in stockholders’ equity of the Company and the Company Subsidiaries (on a consolidated basis) for the respective periods then ended (subject, in the case of the unaudited quarterly financial statements, to normal year-end audit adjustments that are not material and any other adjustment described therein permitted by the rules and regulations of the SEC and to the absence of notes) and were prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”) applied on a consistent basis during the periods involved (subject, in the case of the unaudited quarterly financial statements, to normal year-end audit adjustments that are not material and any other adjustment described therein permitted by the rules and regulations of the SEC, including Form 10-Q, and to the absence of notes).

(c) The Company has been since January 1, 2023, and is, in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended. Since January 1, 2023, the Company’s principal executive officer and principal financial officer have made all certifications required by the Sarbanes-Oxley Act. Neither the Company nor any of its executive officers has received written notice from any Governmental Entity challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

(d) Neither the Company nor any Company Subsidiary is a party to, or has any Contract to become a party to, any joint venture, off-balance sheet partnership or any similar Contract, including any Contract relating to any transaction or relationship between or among the Company or any Company Subsidiary, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any off-balance sheet arrangements (as defined in Item 303(b) of Regulation S-K of the SEC), in any such case, where the purpose of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company in the Company’s published financial statements or any SEC Documents.

Section 3.6. Internal Controls and Procedures.

(a) The Company has established and maintains, and at all times since January 1, 2023, has maintained, disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act.

(b) The Company’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.

(c) Since January 1, 2023, the Company’s principal executive officer and its principal financial officer have disclosed to the Company’s auditors and the audit committee of the Company Board (the material circumstances of which (if any) have been made available to Parent) (i) any “significant deficiencies” and “material weaknesses” (as such terms are defined in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement) in the design or operation of internal controls over financial reporting, or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the preparation of financial statements or the internal accounting controls over financial reporting. Since January 1, 2023, neither the Company nor any Company Subsidiary has received any material, unresolved complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Company Subsidiary or their respective internal accounting controls.

Section 3.7. No Undisclosed Liabilities. Neither the Company nor any Company Subsidiary has any liabilities of any nature required by GAAP to be reflected upon or reserved against in a consolidated balance sheet of the Company and the Company Subsidiaries (or disclosed in the notes to such balance sheet), whether or not accrued, contingent, absolute or otherwise, except (a) as and to the extent specifically disclosed, reflected or reserved against in the Company’s consolidated balance sheet (or the notes thereto) as of September 30, 2025 included in the SEC Documents or as otherwise included in the SEC Documents filed or furnished prior to the date hereof, (b) for liabilities incurred, in each case, in the ordinary course of business consistent with past practice since September 30, 2025 (other than any liability for any material breaches of Contracts), (c) arising pursuant to this Agreement or incurred in connection with the Transactions, including the Merger and (d) for liabilities which have not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.8. Absence of Certain Changes or Events.

(a) From September 30, 2025 through to the date of this Agreement, there has not occurred any Effect that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) From September 30, 2025 through the date hereof, (i) except to the extent it relates to the events giving rise to and the discussion and negotiation of this Agreement and the Transactions, the businesses of the Company and the Company Subsidiaries have been conducted, in all material respects, in the ordinary course of business consistent with past practice and (ii) neither the Company nor any Company Subsidiary has taken any action that, if taken after the date hereof, would constitute a breach of, or require consent of Parent under Section 5.1(i), (ii), (iii), (ix), (x), (xv), (xvi), (xvii), (xix) or (xxv) (in the case of clause (xxv) of Section 5.1, solely to the extent relating to any of the foregoing clauses of Section 5.1 set forth in this Section 3.8(b)).

Section 3.9. Compliance with Law; Permits.

(a) The Company and each Company Subsidiary are and have been since January 1, 2023 in compliance with, and not in default under or in violation of, any Laws (including the Secure and Fair

Enforcement for Mortgage Licensing Act of 2008, the Gramm-Leach-Bliley Act, the Sarbanes-Oxley Act, the Equal Credit Opportunity Act and Regulation B thereunder, the Home Ownership and Equity Protection Act, the Fair Housing Act, the Fair Credit Reporting Act, the Truth in Lending Act and Regulation Z thereunder, the Home Mortgage Disclosure Act and Regulation C thereunder, the Fair Debt Collection Practices Act, the Real Estate Settlement Procedures Act and Regulation X thereunder, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations promulgated by the Consumer Financial Protection Bureau and the Federal Housing Finance Agency, Electronic Signatures in Global and National Commerce Act, the Homeowners Protection Act, Environmental Laws, employee benefits and labor Laws and all other applicable Laws relating to the origination and financing of Mortgage Loans and debt collection) applicable to the Company or such Company Subsidiary or any of their respective properties or assets, except where such non-compliance, default or violation has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Other than with respect to the Insurance Laws, covered in Section 3.27, the Company and the Company Subsidiaries are and have been since January 1, 2023, in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals, registrations, clearances and orders of any Governmental Entity or Regulatory Agency or pursuant to any applicable Law necessary for the Company and the Company Subsidiaries to own, lease and operate their properties and assets or to carry on their businesses as they are now being conducted (the “Company Permits”), except where the failure to have any of the Company Permits has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Company Permits are in full force and effect, no default (with or without notice, lapse of time or both) has occurred under any such Company Permit and none of the Company or any Company Subsidiary has received any written notice from any Governmental Entity or Regulatory Agency threatening to suspend, revoke, withdraw or modify any such Company Permit.

(c) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, since January 1, 2023, none of the Company or any Company Subsidiary, or, to the Knowledge of the Company, any third party (including the Company’s or the Company Subsidiaries’ respective Representatives) acting on behalf of the Company or any Company Subsidiary, has (i) taken any action in violation of any applicable Anti-Corruption Laws or Anti-Money Laundering Laws, or (ii) offered, authorized, provided or given any payment or thing of value to any Person, including a “foreign official” (as defined by the FCPA), for the purpose of influencing any act or decision of such Person to unlawfully obtain or retain business or other advantage.

(d) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, since January 1, 2023, none of the Company or any Company Subsidiary has been subject to any actual, pending, or, to the Knowledge of the Company, threatened civil, criminal, or administrative Proceedings, or made any voluntary disclosures to any Governmental Entity, involving the Company or any Company Subsidiary in any way relating to applicable Anti-Corruption Laws or Anti-Money Laundering Laws. The Company and each Company Subsidiary has established and maintains policies and procedures reasonably designed to ensure compliance with applicable Anti-Corruption Laws and Anti-Money Laundering Laws.

(e) Neither the Company, any Company Subsidiary, nor any of their respective directors, officers, or, to the Knowledge of the Company, any employee, agent or representative of the Company or any of the Company Subsidiaries (i) is an Anti-Social Group or has any Anti-Social Relationship, nor (ii) is a Sanctioned Person.

(f) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company, the Company Subsidiaries, and any of the respective directors, officers, employees, or other Persons acting on behalf of the Company or the Company Subsidiaries, are in compliance with, and since January 1, 2021 (or April 24, 2019 in the case of Sanctions) have complied with, International Trade Laws.

(g) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2021 (or April 24, 2019 in the case of Sanctions), none of the Company or the Company Subsidiaries has been the subject of any investigation, inquiry, or Proceeding, or received any written communication from a Governmental Entity, in each case regarding non-compliance with International Trade Laws, and none of the Company or the Company Subsidiaries has conducted or initiated any internal investigations or filed any voluntary disclosures regarding possible violations of International Trade Laws.

(h) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or a Company Subsidiary (i) is approved as a Seller/Servicer of the Federal Home Loan Mortgage Corporation, and as a lender of the U.S. Department of Housing & Urban Development, the Federal Housing Administration, and the Veterans Administration (each of the foregoing entities, a “Mortgage Agency” or collectively, the “Mortgage Agencies”), (ii) since January 1, 2023, has not received any written notice of any cancellation or suspension of, or material limitation on, its status as an approved issuer, Seller/Servicer or lender, as applicable, by any of the Mortgage Agencies, Loan Investors or Insurers, and (iii) has not received any written notice indicating that any event has occurred or any circumstance exists that would reasonably be expected to result in the Company or any of the Company Subsidiaries not maintaining its Servicing Rights in respect of any Servicing Agreement with a Mortgage Agency, Loan Investor or Insurer, and (iv) since January 1, 2023, has complied in all material respects with all Applicable Requirements. For purposes of this Agreement, (x) “Servicing Agreement” means any Contract pursuant to which the Company or a Company Subsidiary is obligated to a third party to administer, collect and remit payments of principal and interest, to collect and forward payments of Taxes and insurance, to administer escrow accounts, and/or to foreclose, repossess or liquidate collateral after default, in each case for any Mortgage Loan, and (y) “Mortgage Loan” means any one-to-four family residential mortgage loan, whether in the form of a mortgage, deed of trust, or other equivalent security instrument, or other extension of credit for a personal, family, or household use secured by a Lien on United States real property.

(i) Since January 1, 2023, none of the Company or the Company Subsidiaries has received any written notice from any Governmental Entity charged with the supervision or regulation of the Company’s business, including any Mortgage Agency (collectively, “Regulatory Agencies”), asserting that the Company or any of the Company Subsidiaries has violated or has not complied with the applicable underwriting, servicing or other standards or guidelines with respect to Mortgage Loans brokered, originated, financed, purchased, serviced, or subserviced by the Company or any of the Company Subsidiaries, in each case, except where the consequence of such violation or noncompliance has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Other than with respect to the Insurance Regulators, covered in Section 3.27, since January 1, 2023, the Company and each Company Subsidiary has filed all material reports, notifications and other filings required to be filed with any Regulatory Agency pursuant to applicable Law (and has paid all fees and assessments due and payable in connection therewith), except where the failure to make such filings or pay such fees and assessments has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(j) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2023, (i) the homes sold by the Company and the Company Subsidiaries have complied with all applicable building codes or similar codes then in effect, (ii) as of the date of this Agreement, there are no pending recalls of products incorporated in homes built by the Company or the Company Subsidiaries, and (iii) as of the date of this Agreement, neither the Company nor any of the Company Subsidiaries is the subject of any recalls or recall notices from any product safety commissions regarding products incorporated in homes built by the Company or the Company Subsidiaries.

Section 3.10. Employee Benefit Plans.

(a) Section 3.10(a) of the Company Disclosure Letter sets forth a complete and accurate list of each material Company Benefit Plan; provided, however, that Section 3.10(a) of the Company Disclosure Letter need not list (i) individualized Contracts with respect to Company Equity Awards that are consistent in all material respects with a standard form of award agreement under the Company Equity Plans, (ii) individual employment, individual consulting, or management Contracts that are consistent in all material respects with a standard form of employment, individual consulting, or management agreement (as applicable), in each case; provided, that, the form of such agreement is referenced on Section 3.10(a) of the Company Disclosure Letter and has been made available to Parent. For purposes of this Agreement, “Company Benefit Plan” means, each employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to ERISA, and each bonus, stock, stock purchase, phantom stock, stock appreciation, restricted stock unit, stock option or other equity or equity-based compensation right or award, incentive, deferred compensation, retirement or supplemental retirement, severance, termination, employment, consulting, retention, change-in-control, Labor Agreement, profit sharing, provident funds (including pension funds, managers’ insurance policies, further education funds or other similar funds), vacation, cafeteria, dependent care, medical care, dental, vision, disability, life insurance or accident insurance plans, programs or arrangements, employee assistance program, education or tuition assistance programs, and each insurance and other similar fringe or employee benefit plan, policy, program, agreement or arrangement, in each case, for the benefit of current or former Service Providers (or any dependent or beneficiary thereof) of the Company or any Company Subsidiary or any of their ERISA Affiliates or with respect to which the Company or any Company Subsidiary has or may have any obligation or liability (whether actual or contingent). With respect to each material Company Benefit Plan, the Company has made available to Parent correct and complete copies of, in each case, to the extent applicable, (i) all plan documents (or, in the case of any unwritten Company Benefit Plans, written description of the material terms thereof), summary plan descriptions, summaries of material modifications, and amendments related to such plans and any related trust agreement, (ii) reports on the results of all applicable testing for coverage, nondiscrimination, top-heavy status, and limits on contributions and benefits for the last three (3) plan years, (iii) the three (3) most recent Form 5500 annual reports, (iv) the three (3) most recent audited financial statements and actuarial valuations, (v) all material filings and non-routine correspondence with any Governmental Entity received within the last three (3) years, (vi) all material related agreements, insurance contracts and other agreements which implement each such Company Benefit Plan, and (vii) all material records, notices and filings concerning Internal Revenue Service or U.S. Department of Labor audits or investigations occurring within the last three (3) years.

(b) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each of the Company Benefit Plans has been established, maintained, operated, administered and funded in accordance with its terms and in compliance with applicable Law, including ERISA, the Code and, in each case, the regulations thereunder; (ii) no liability under Title IV of ERISA has been incurred by the Company, the Company Subsidiaries or any of their respective ERISA Affiliates that has not been satisfied in full, and to the Knowledge of the Company no condition exists that is likely to cause the Company, the Company Subsidiaries or any of their ERISA Affiliates to incur any such liability; (iii) all contributions or other material amounts payable by the Company or the Company Subsidiaries pursuant to each Company Benefit Plan in respect of current or prior plan years have been timely paid or accrued in accordance with GAAP or applicable international accounting standards; and (iv) there are no pending, or to the Knowledge of the Company, threatened or anticipated claims, actions, investigations or audits (other than routine claims for benefits) by, on behalf of, against or with respect to any of the Company Benefit Plans or any trusts related thereto.

(c) No Company Benefit Plan is, and none of the Company, the Company Subsidiaries, or any of their respective ERISA Affiliates contributes to, has at any time contributed to, or has any liability or obligation, whether fixed or contingent, with respect to (i) a multiemployer plan, as defined in Section 3(37) of ERISA, (ii) a single employer plan or other pension plan that is subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, (iii) a multiple employer plan (within the meaning of Section 413(c) of the Code), (iv) a multiple employer welfare arrangement (within the meaning of Section 3(40) of ERISA), or (v) a voluntary employee benefit association under Section 501(a)(9) of the Code. Except for instances of noncompliance that have not had, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its ERISA Affiliates are in compliance with (x) the applicable requirements of Section 4980B of the Code and any similar state law, and (y) the applicable requirements of the Patient Protection and Affordable Care Act of 2010, as amended.

(d) No Company Benefit Plan provides material benefits, including death or medical benefits (whether or not insured), with respect to current or former Service Providers beyond their retirement or other termination of service, other than coverage mandated by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or comparable U.S. state Law.

(e) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each of the Company Benefit Plans that is intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter or opinion letter as to its qualification and (ii) to the Knowledge of the Company, there are no existing circumstances or any events that would reasonably be expected to adversely affect the qualified status of any such plan. Each such favorable determination letter or opinion letter has been provided or made available to Parent.

(f) Except as set forth in this Section 3.10(f), neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in conjunction with any other event) could, (i) cause any payment (including severance and unemployment compensation, forgiveness of indebtedness or otherwise) to become due to any current or former Service Provider under any Company Benefit Plan or otherwise, (ii) increase any compensation or benefits otherwise payable to any current or former Service Provider under any Company Benefit Plan, (iii) result in any acceleration of the time of payment, funding or vesting of any such compensation or benefits, (iv) result in any breach or violation of, or default under or limit the Company’s right to amend, modify, terminate or transfer the assets of, any Company Benefit Plan, or (v) result in any payment (whether in cash or property or the vesting of property) to any “disqualified individual” (as such term is defined in Treasury Regulations Section 1.280G-1) that could, individually or in combination with any other such payment, constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).

(g) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Benefit Plan, if any, that is maintained outside of the United States (i) has been operated in all material respects in conformance with the applicable statutes or governmental regulations and rulings relating to such plans in the jurisdictions in which such Company Benefit Plan is present or operates and, to the extent relevant, the United States, (ii) that is intended to qualify for special tax treatment meets all requirements for such treatment and (iii) that is intended to be funded or book-reserved are fully funded or book reserved, as appropriate, based upon reasonable actuarial assumptions.

(h) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no compensation has been or would reasonably be expected to be includable in the gross income of any Service Provider under or by the operation of Section 409A of the Code. Each Company Benefit Plan has been maintained and operated in documentary and operational compliance in all material respects with Section 409A of the Code and applicable guidance thereunder or an available exemption therefrom.

(i) Neither the Company nor any Company Subsidiary is a party to or has any obligation to compensate any Person for excise Taxes payable pursuant to Section 4999 of the Code or for additional Taxes payable pursuant to Section 409A of the Code.

Section 3.11. Labor Matters.

(a) Neither the Company nor any Company Subsidiary is bound by any collective bargaining agreement, union memoranda of understanding, or other Contract with a labor or trade union, works council, labor organization or similar body (a “Labor Agreement”) or is otherwise required (under any Law, Contract or otherwise) to provide benefits or working conditions under any of the foregoing. Neither the Company nor any Company Subsidiary is, or within the last three (3) years has been, subject to a pending or, to the Knowledge of the Company, threatened strike, work stoppage, walkout, lockout, or other labor dispute. There are no, and within the last three (3) years there have not been, any labor organizations representing, and to the Knowledge of the Company, there are no labor organizations purporting to represent or seeking to represent the Company’s or any Company Subsidiary’s employees. Within the last three (3) years there have been no organizational campaigns, petitions, or other unionization activities with respect to the formation of a collective bargaining unit made or, to the Knowledge of the Company, threatened involving employees of the Company or any Company Subsidiary.

(b) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each Company Subsidiary is, and since January 1, 2023, has been, in compliance in all material respects with all applicable Laws relating to employment, including labor, employment, termination of employment, privacy issues, fringe benefits, immigration, fair employment practices, terms and conditions of employment, workers’ compensation, occupational safety, plant closings, mass layoffs, worker classification, harassment, discrimination, retaliation, payment of social security, exempt and non-exempt status, remote work, restrictive covenants, compensation and benefits, wages and hours of work, overtime, working during rest days notices to employees, engagement of Service Providers, enforcement of labor laws, and the Worker Adjustment and Retraining Notification Act of 1988, as amended.

(c) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Knowledge of the Company, no Service Provider of the Company or the Company Subsidiaries with annualized compensation at or above $350,000 intends to terminate his or her employment prior to the one (1) year anniversary of the Closing.

(d) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2023, (i) to the Knowledge of the Company, no allegations of harassment, discrimination, sexual assault or sexual misconduct have been made involving any current or former employee at the level of Vice President at the corporate level or above, and (ii) neither the Company nor any of the Company Subsidiaries have entered into any settlement agreements or conducted any investigations related to allegations of harassment, discrimination, sexual assault or sexual misconduct by any current or former employee at the level of Vice President at the corporate level or above.

Section 3.12. Tax Matters.

Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a) The Company and the Company Subsidiaries have timely filed (taking into account any valid extension of time within which to file) all Tax Returns that are required to be filed by or with respect to any of them, and all such Tax Returns are true, correct and complete.

(b) (i) The Company and the Company Subsidiaries have timely paid in full to the appropriate Governmental Entity all Taxes required to be paid by any of them except to the extent any Taxes being contested in good faith through appropriate proceedings and for which the financial statements of the Company and the Company Subsidiaries reflect adequate reserves, in accordance with GAAP, and (ii) there is no outstanding waiver or extension of any statute of limitations with respect to the assessment or collection of Taxes from the Company or any of the Company Subsidiaries other than waiver or extension obtained in the ordinary course of business consistent with past practice.

(c) The Company and the Company Subsidiaries have timely paid, deducted, withheld and collected all amounts required to be paid, deducted, withheld or collected by any of them with respect to any payment owing to, or received from, their employees, creditors, independent contractors, customers and other third parties (and have timely paid over any amounts so withheld, deducted or collected to the appropriate Governmental Entity) and have otherwise complied in all respects with all applicable Laws relating to the payment, withholding, collection and remittance of Taxes (including information reporting requirements). All Persons engaged as employees or independent contractors by the Company or the Company Subsidiaries are properly classified as employees and independent contractors, as applicable, in accordance with the Code and applicable Tax Law.

(d) There is no (i) claim, litigation, audit, examination, investigation or other proceeding pending or threatened in writing with respect to any Taxes of the Company or any Company Subsidiary, or (ii) deficiency for Taxes that has been assessed by any Governmental Entity against the Company or any Company Subsidiary (and has not been fully satisfied and settled).

(e) The Company and the Company Subsidiaries have been in compliance with all terms and conditions of any Tax exemption, Tax holiday, Tax reduction contract or order and similar benefits.

(f) Within the last two (2) years, neither the Company nor any Company Subsidiary has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355(a) of the Code.

(g) None of the Company or any Company Subsidiary (i) is or has been a member of any affiliated, consolidated, combined, unitary, group relief or similar group for purposes of filing Tax Returns or paying Taxes (other than a group the common parent of which is the Company or any Company Subsidiary), (ii) is or has been a party to or bound by, or has any obligation under, any Tax allocation, sharing, indemnity, or reimbursement agreement or arrangement (other than any customary Tax indemnification provisions in commercial agreements not related to Taxes, and other than any agreement or arrangement solely among the Company and the Company Subsidiaries), or (iii) has any liability for Taxes of any Person (other than the Company or any Company Subsidiary) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or non-U.S. Law) or as transferee or successor or otherwise by operation of Law.

(h) There are no Liens in respect of or on account of Taxes upon any property or assets of the Company or any Company Subsidiary, other than Permitted Liens.

(i) No claim has been made in writing by any Tax authority in a jurisdiction where the Company or any of the Company Subsidiaries has not filed Tax Returns that the Company or any Company Subsidiary is or may be subject to Tax by, or required to file Tax Returns in, such jurisdiction.

(j) Neither the Company nor any Company Subsidiary is or will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (A) adjustment pursuant to Section 481 of the Code (or any similar or analogous provision of state, local, or non-U.S. Law), (B) installment sale, intercompany transaction, or open transaction made or entered into prior to the Closing, or any “excess loss account” within the meaning of the regulations under Section 1502 of the Code, existing as of immediately prior to the Closing, (C) prepaid amount received at or prior to the Closing, or (D) “closing agreement” within the meaning of Section 7121(a) of the Code (or any similar or analogous provision of state, local or non-U.S. Law) entered into at or prior to the Closing.

(k) Neither the Company nor any Company Subsidiary is bound with respect to the current or any future taxable period by any “closing agreement” within the meaning of Section 7121(a) of the Code (or any similar or analogous provision of state, local or non-U.S. Law) or other ruling or written agreement with a Tax authority.

(l) Neither the Company nor any Company Subsidiary has participated in any “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4(b) (or any similar provision of state, local or non-U.S. Law).

Section 3.13. Litigation; Orders. As of the date hereof (i) there are no Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary and (ii) there are no orders, judgments, decrees, or settlement agreements with a Governmental Entity to which the Company or any Company Subsidiary or any of their respective properties, rights or assets is subject, in the case of each of (i) and (ii), except for those that have not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.14. Intellectual Property.

(a) Section 3.14(a) of the Company Disclosure Letter sets forth a complete and accurate list, as of the date hereof, of (i) all Registered Company Intellectual Property Rights, indicating for each: (y) the application or registration number, title, owners or registrants, and the jurisdiction of filing or application; and (z) the status of such item, and (ii) all unregistered Marks constituting Owned Company IP. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Registered Company Intellectual Property Rights have been maintained effective by the filing of all necessary documents and certificates currently due for filing as of the date hereof in connection with any such Registered Company Intellectual Property Rights and the timely payment of all requisite fees with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be.

(b) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all Owned Company IP is subsisting and in full force and effect and, to the Knowledge of Company, is valid and enforceable and (ii) there are no Proceedings to which the Company or one of the Company Subsidiaries is a party (including any opposition, cancellation, revocation, review, or other Proceeding) pending or, to the Knowledge of the Company, threatened by or before any Governmental Entity, that challenges the legality, validity, enforceability, registration, use or ownership of any Registered Company Intellectual Property Right or other material Owned Company IP.

(c) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or one of the Company Subsidiaries (i) is the sole and exclusive owner of all right, title and interest in and to all Owned Company IP, free and clear of all Liens, other than Permitted Liens and (ii) owns, or has the right to use pursuant to a valid license, all other Company Intellectual Property Rights and IT Systems, in each case, used in or necessary for the conduct and operation of the business of the Company and the Company Subsidiaries as currently conducted. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Owned Company IP is, and immediately following the Closing will be, subject to any Permitted Liens, fully transferable, alienable and licensable by the Company and the Company Subsidiaries without restriction and without payment of any kind to any third Person. None of the Owned Company IP is subject to any pending or outstanding awards, injunctions, judgments, orders, writs or decrees of or settlement agreements with any Person that materially restricts the use, licensing, transfer or registration of any Owned Company IP. Neither the Company nor any Company Subsidiary has granted or transferred (or is obligated to grant or transfer) to any Person ownership interest, including any joint ownership interest, or any exclusive rights in, any Owned Company IP. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, Owned Company IP and the Licensed IP are all of the Intellectual Property and Intellectual Property Rights necessary for the operation of the business of the Company and the Company Subsidiaries as currently conducted.

(d) To the Knowledge of the Company, no past or present director, officer or employee of the Company or any Company Subsidiary owns (or has any claim or any right (whether or not currently exercisable)

to any ownership interest in and to) any Owned Company IP. Each of the Company and the Company Subsidiaries have entered into a binding, valid and enforceable written Contract with each current and former employee, consultant and independent contractor who is or was involved in the invention, creation, or development of any Company Intellectual Property or Intellectual Property Rights, whereby such employee or independent contractor (A) either (i) validly assigns to the Company or a Company Subsidiary any ownership interest such employee or independent contractor may have in or to all Intellectual Property or Intellectual Property Rights invented, created or developed by such employee or independent contractor within the scope of his or her employment or engagement, to the extent such Intellectual Property or Intellectual Property Rights does not constitute a “work made for hire” under applicable Law or (ii) validly grants to the Company or a Company Subsidiary a license to use such Intellectual Property or Intellectual Property Right in connection with the conduct of the business of the Company or a Company Subsidiary as such business is currently conducted, and (B) agrees to hold all Proprietary Information of the Company and the Company Subsidiaries in confidence. Without limiting the generality of the foregoing, except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (1) all Owned Company IP material to the operation of the business of the Company and the Company Subsidiaries was invented, created, developed by an employee of the Company or a Company Subsidiary acting within the scope of their employment and constitutes a “work made for hire” under applicable Law or is otherwise owned by the Company or a Company Subsidiary under applicable Law; and (2) no Owned Company IP that is material to the operation of the business of the Company or the Company Subsidiaries was invented, created or developed by an independent contractor that is not subject to a binding written obligation to assign the ownership thereof to the Company or a Company Subsidiary.

(e) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Proceedings are pending, and, to the Knowledge of the Company, no Proceeding is threatened against the Company or any Company Subsidiary, alleging that the Company or any Company Subsidiary is infringing, misappropriating, diluting or otherwise violating the Intellectual Property Rights of any Person. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the conduct of the business of the Company and the Company Subsidiaries has not, since January 1, 2023, and is not currently, infringing, violating, or misappropriating any Intellectual Property Rights of any Person or constitutes unfair competition or unfair trade practices. There are no Proceedings pending (or, to the Knowledge of the Company, threatened), and neither the Company nor any Company Subsidiary has received from any Person since January 1, 2023 any written notice, charge, complaint, claim or other demand (i) alleging any infringement, violation, or misappropriation of any Intellectual Property Rights of any Person, or any claim of unfair competition or unfair trade practices or (ii) contesting the Company’s or any Company Subsidiary’s ownership of, or the validity or enforceability of, any Owned Company IP, except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, no Person is infringing, misappropriating, diluting, using in an unauthorized manner or otherwise violating any Owned Company IP. Neither the Company nor any Company Subsidiary has instituted or threatened in writing to institute any Proceeding against any Person alleging such Person is infringing, misappropriating, diluting, using in an unauthorized manner or otherwise violating any Owned Company IP.

(f) The Company and each Company Subsidiary have taken commercially reasonable actions to maintain (and continue to maintain), as confidential, and to reasonably protect, all material Proprietary Information (including all Trade Secrets) of the Company and any Company Subsidiary, including by requiring all Persons having access thereto to execute written non-disclosure agreements containing customary restrictions regarding the disclosure and use of such material Proprietary Information (including all Trade Secrets). To the Knowledge of the Company, there has been no breach of any such non-disclosure agreements or any other unauthorized disclosure or use of, or access to, technology, information or materials that the Company or a Company Subsidiary maintains or intended to maintain as a Trade Secret.

(g) To the Knowledge of the Company, neither the execution, delivery and performance of this Agreement nor the consummation of the Transactions will result in the: (i) loss or impairment of, or any Lien (other than any Permitted Lien) on, any material Owned Company IP or any material Licensed IP (including material IT Systems); (ii) grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any Owned Company IP or any Intellectual Property or Intellectual Property Rights of Parent or its affiliates; or (iii) payment of any additional consideration to, or the reduction of any payments from, any Person with respect to any material Owned Company IP or material Licensed IP (including material IT Systems).

Section 3.15. Privacy and Data Protection.

(a) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and the Company Subsidiaries have complied since January 1, 2023, and presently comply, with all applicable Privacy Laws, (ii) the Company and the Company Subsidiaries have taken commercially reasonable actions (including reasonable administrative, technical and physical safeguards) to protect Personal Information in their possession or under their control against unauthorized or unlawful access, acquisition, use, modification, disclosure or other misuse or loss, and (iii) the Company and each of the Company Subsidiaries have taken commercially reasonable steps to require all third-party service providers, outsourcers, processors or other Persons who Process, store or otherwise handle Personal Information for or on behalf of the Company or any of the Company Subsidiaries to comply with all applicable Privacy Laws, restrict such Persons from any use or disclosure of such Personal Information other than to provide the contracted-for services and require such Persons to take appropriate steps to protect and secure Personal Information from unauthorized or unlawful access, acquisition, use, modification, disclosure or other misuse or loss and to promptly notify the Company or Company Subsidiary in the event of a breach of security of such Personal Information.

(b) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) since January 1, 2023, neither the Company nor any of the Company Subsidiaries has received any written notice from any Governmental Entity or other Person alleging a violation of any Privacy Laws by the Company or any of the Company Subsidiaries, nor has the Company or any Company Subsidiary been threatened in writing to be charged with any such violation by any Governmental Entity or other Person; (ii) since January 1, 2023 there have not been any lawsuits, claims, inquiries, investigations, demands or other actions asserted or threatened against the Company or any of the Company Subsidiaries relating to Privacy Laws, and there are no facts or circumstances which would reasonably form the basis for any such action; and (iii) since January 1, 2023, there has been no unauthorized or unlawful access, acquisition, use, modification, disclosure or other security incident involving Personal Information or other confidential or proprietary data in the possession or under the control of the Company or any of the Company Subsidiaries.

(c) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the execution, delivery and performance of this Agreement and the consummation of the Transactions will not violate the privacy policies of the Company and the Company Subsidiaries, as they currently exist or as they existed at any time during which any of the Personal Information subject to such policy was collected and with all other Privacy Laws.

(d) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) the Company or one of the Company Subsidiaries owns or has a valid right to access and use all IT Systems material to the operation of the business of the Company and the Company Subsidiaries as currently conducted; (ii) the IT Systems are reasonably sufficient for the existing needs of the Company and any Company Subsidiary; (iii) since January 1, 2023, the Company and each Company Subsidiary have taken commercially reasonable steps and implemented commercially reasonable safeguards (but in any event no less than is required by applicable Laws) to protect the IT Systems from Contaminants, and the IT Systems are currently free of Contaminants; and (iv) since January 1, 2023, the Company and the Company

Subsidiaries have implemented and maintained commercially reasonable business continuity and disaster recovery plans, procedures and facilities that satisfy applicable Privacy Laws.

(e) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2023, (i) the Company and each Company Subsidiary have taken commercially reasonable measures to provide for the back-up and recovery of Company or Company Subsidiary data without material disruption to, or material interruption in, the conduct of the business of the Company or Company Subsidiary; (ii) there has been no failure with respect to any IT Systems that has had a material effect on the operations of the Company or any Company Subsidiary; and (iii) there has been no cyber-attack, unauthorized access to or use of (whether without authorization or in breach of an authorization) or harm to any IT Systems (or any Software or data stored on any IT Systems).

Section 3.16. Real Property; Assets.

(a) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, with respect to the real property owned by the Company, any Company Subsidiary or any Joint Venture (such property collectively, the “Owned Real Property”), (i) either the Company, a Company Subsidiary or a Joint Venture has good and valid title to such Owned Real Property, free and clear of all Liens other than (I) any such Lien which is a Real Estate Permitted Lien and (II) any conditions, covenants, encroachments, easements, restrictions and other encumbrances that do not materially adversely affect the use by the Company, any Company Subsidiary or any Joint Venture (or any successor in title to the Company, Company Subsidiary or Joint Venture) for residential home building activities, (ii) except as set forth on Section 3.16(a) of the Company Disclosure Letter or pursuant to Home Sale Contracts, there are no reversion rights, outstanding options or rights of first refusal in favor of any other Person to purchase, lease, occupy or otherwise utilize such Owned Real Property or any portion thereof or interest therein that would reasonably be expected to materially adversely affect the use by the Company, any Company Subsidiary or any Joint Venture (or any successor in title to the Company, Company Subsidiary or Joint Venture) for residential home building activities and (iii) none of the Company, the Company Subsidiaries nor Joint Ventures have, nor to the Knowledge of the Company has any predecessor-in-title to the Company, a Company Subsidiary or a Joint Venture, collaterally assigned or granted a security interest in the Owned Real Property except for the Real Estate Permitted Liens and other Liens that were discharged in full prior to the date hereof. None of the Company, any of the Company Subsidiaries or any Joint Venture has received notice of any pending, and to the Knowledge of the Company there is no pending or threatened in writing, material condemnation or eminent domain proceeding, or any sale in lieu thereof, with respect to any Owned Real Property, except for dedications of roads or rights-of-way made as a result of the zoning, platting or development plans for such Owned Real Property.

(b) Section 3.16(b) of the Company Disclosure Letter sets forth a true, correct and complete list of all Leased Real Property and each Company Lease related thereto. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each lease, sublease, license, easement and other agreement under which the Company or any of the Company Subsidiaries uses or occupies or has the right to use or occupy any real property (the “Leased Real Property”, and each such lease, sublease, license, easement or other agreement, a “Company Lease”), is valid, binding and in full force and effect, subject to proper authorization and execution of such Company Lease and application of any bankruptcy or other creditor’s rights laws and (ii) no uncured default on the part of the Company or, if applicable, a Company Subsidiary or, to the Knowledge of the Company, the landlord or other parties to such Company Lease exists or will exist with the giving of notice, the passage of time or both. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of the Company Subsidiaries has a good and valid leasehold interest, subject to the terms of any Company Lease applicable thereto, in all Leased Real Property, free and clear of all Liens, except for (I) Real Estate Permitted Liens and (II) conditions, covenants, encroachments, easements, restrictions and other encumbrances that do not adversely affect the use of the Leased Real Property by the Company or any Company Subsidiary. Neither the Company nor any of the Company Subsidiaries has (x) received written notice of any pending, and to the Knowledge of the Company there is no pending or threatened in writing, material condemnation or eminent domain proceeding with respect to any Leased Real Property, (y) collaterally assigned or granted a security interest in the Leased Real Property except for Real Estate Permitted Liens and other Liens that were discharged in full prior to the date hereof, or (z) received any written notice of any material default under a Company Lease and, to the Knowledge of the Company, no event has occurred and no condition exists that, with notice or lapse of time, or both, would constitute a material default by the Company or any of the Company Subsidiaries, as applicable, under any Company Lease.

(c) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no judgment, injunction, order, decree, moratorium, or other action by or before a Governmental Entity exists or is pending or threatened in writing that restricts the development or sale of Owned Real Property or the development and construction of residential homes thereon, including, without limitation, any moratorium applicable to any of the Owned Real Property or Contract Property that would prohibit (i) the issuance of building permits for the construction of houses, or certificates of occupancy therefor, (ii) the purchase of sewer or water taps, (iii) the issuance of subdivision approvals, or (iv) the issuance of development permits.

(d) There are no parties, other than the Company, any Company Subsidiaries or Joint Ventures, in possession of any portion of the Owned Real Property, and as of the date hereof, other than in the ordinary course of business, none of the Company, any Company Subsidiary or any Joint Venture has granted any Person any right to use all or any portion of, the Owned Real Property or (with the exception of the seller thereof) the Contract Property.

(e) The Company or one of the Company Subsidiaries has good and valid title to, or in the case of leased tangible assets, a valid leasehold interest in, all of its material tangible personal property, free and clear of all Liens other than Permitted Liens. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the tangible personal property currently used in the operation of the business of the Company and the Company Subsidiaries is in good working order (reasonable wear and tear excepted).

(f) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the marketing and sale of Real Property by the Company, any Company Subsidiary and, to the Knowledge of the Company, any Joint Venture (including, without limitation, Residential Units, Residential Lots and Owned Development Parcels) has been in compliance with all applicable Laws.

Section 3.17. Material Contracts.

(a) Except for this Agreement, the Company Benefit Plans listed on Section 3.10(a) of the Company Disclosure Letter and purchase orders, Section 3.17 of the Company Disclosure Letter contains a complete and correct list, as of the date hereof, of each Contract described below in this Section 3.17(a) to which the Company or any Company Subsidiary is a party or bound, in each case as of the date hereof (all Contracts of the type required to be disclosed in this Section 3.17(a), whether or not set forth on Section 3.17 of the Company Disclosure Letter, being referred to herein as the “Material Contracts”):

(i) each Contract that limits in any material respect the freedom of the Company or any Company Subsidiary to (A) compete or engage (x) in any line of business, (y) in any geographic region or (z) with any Person or (B) sell, supply or distribute any product or service, build on or acquire real property, use or enforce any Owned Company IP or Intellectual Property Rights exclusively licensed to the Company or any Company Subsidiary, or hire or solicit any Person in any manner that, in each case of this clause (B), has the effect of restricting in any material respect the Company or the Company Subsidiaries from the development, marketing or distribution of products and services, in each case, in any geographic area, and in each of case (A) and (B), other than customary confidentiality obligations;

(ii) each material partnership, joint venture, strategic alliance, limited liability company agreement (other than any such agreements solely between or among the Company and its wholly owned Subsidiaries) or similar Contract (excluding, for avoidance of doubt, reseller agreements and other commercial agreements that do not involve the formation of an entity with any third Person);

(iii) each acquisition or divestiture Contract (including for the acquisition and sale of loans) that contains representations, covenants, indemnities or other obligations (including “earnout” or other contingent payment obligations) that would reasonably be expected to result in the receipt or making by the Company or any Company Subsidiary of future payments thereunder in excess of $25,000,000 (excluding Real Estate Purchase Agreements and any other Contracts executed in connection therewith in the ordinary course of business consistent with past practice);

(iv) each Contract that gives any Person the right to acquire any equity interests, business or material assets of the Company or any Company Subsidiary, including any Contracts containing any right of first refusal or right of first offer or Contract that limits the ability of the Company, any Company Subsidiary or any of their respective affiliates (including Parent and its affiliates after the Effective Time) to own, operate, sell, transfer, pledge or otherwise dispose of any of their equity interests, businesses or material assets (excluding Real Estate Purchase Agreements, any other Contracts executed in connection therewith in the ordinary course of business consistent with past practice and other ordinary course commitments to acquire or dispose of real property, including individual homes, lots, inventory, products, goods, services, supplies, equipment or off-the-shelf technology, Contracts relating to the joint acquisition of real property and Contracts that give any Person a right to or interest in the proceeds of sale of any real property) after the date hereof with consideration of more than $50,000,000;

(v) each Contract that: (i) provides for the authorship, invention, creation, conception or other development of any material Intellectual Property or Intellectual Property Rights (A) by the Company or a Company Subsidiary for any other Person or (B) for the Company or a Company Subsidiary by any other Person (excluding agreements with independent contractors, engineering firms (or engineers), architectural firms (or architects) or similar professional enterprises); (ii) provides for the assignment or other transfer of any ownership interest in material Intellectual Property or Intellectual Property Rights (A) to the Company from any other Person (excluding agreements with independent contractors, engineering firms (or engineers), architectural firms (or architects) or similar professional enterprises) or (B) by the Company to any other Person; (iii) includes any grant of an Intellectual Property License to any other Person by the Company (other than, with respect to this subsection (iii), non-exclusive licenses granted to customers, contractors, consultants, engineering firms (or engineers), architectural firms (or architects) or similar professional enterprises in the ordinary course of business); or (iv) includes any grant of an Intellectual Property License by any other Person (other than, with respect to this subsection (iv) only, Intellectual Property Licenses for off-the-shelf Software and other Software that is generally commercially available on standard terms, and non-exclusive licenses granted by customers, contractors, consultants, contractors, consultants, engineering firms (or engineers), architectural firms (or architects) or similar professional enterprises or other vendors in the ordinary course of business);

(vi) each settlement agreement or similar Contract (excluding any customary non-disclosure agreement) that (A)(x) imposes material obligations on the Company and the Company Subsidiaries after the date hereof (for the avoidance of doubt, other than customary confidentiality obligations) or (y) involves payments after the date hereof in excess of, $5,000,000 or (B) is with a Governmental Entity entered into since January 1, 2023 that imposes material ongoing obligations on the Company and the Company Subsidiaries;

(vii) each Contract not otherwise described in any other subsection of this Section 3.17(a) pursuant to which the Company or any Company Subsidiary is obligated, in accordance with the terms thereof, to pay, or entitled to receive, payments in excess of $5,000,000 in the twelve (12) month period immediately following the date hereof or obligates the Company or any Company Subsidiary to maintain or guaranty capital levels of any entity, in each case, excluding Real Estate Purchase Agreements, any other Contracts executed in connection therewith in the ordinary course of business consistent with past practice and other ordinary course commitments to acquire, sell or otherwise dispose of real property, including individual homes, lots, inventory, products, goods, services, supplies, equipment or off-the-shelf technology or any other Contracts that are expressly excluded from disclosure under any other category in this Section 3.17(a);

(viii) each Contract that obligates the Company or any Company Subsidiary to make any capital investment or capital expenditure, in each case outside the ordinary course of business and in excess of $5,000,000 per annum individually, other than Real Estate Purchase Agreements and any other Contracts executed in connection therewith in the ordinary course of business consistent with past practice;

(ix) each Contract that is a Material Supplier Agreement;

(x) each Contract that contains any exclusivity rights or “most favored nations” provisions or minimum use or supply requirements, in each case, for the benefit of the applicable counterparty;

(xi) each Contract providing for indemnification of any officer, director or employee of the Company or any Company Subsidiary by the Company or any Company Subsidiary, other than Contracts entered into on substantially the same form as the standard forms of the Company and the Company Subsidiaries;

(xii) each Contract creating outstanding Indebtedness (or commitments in respect thereof) of the Company or any Company Subsidiary (whether incurred, assumed, guaranteed or secured by any asset) in an amount in excess of $50,000,000, other than (1) accounts receivable and payable in the ordinary course of business; (2) loans to wholly owned Company Subsidiaries; and (3) extensions of credit, mortgages, surety bonds, letters of credit or other loans to the Company or any Company Subsidiary in the ordinary course of business;

(xiii) each Labor Agreement;

(xiv) each Company Lease;

(xv) any Contract not otherwise described in any other subsection of this Section 3.17(a) that would constitute a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and the Company Subsidiaries, taken as a whole.

(b) True, correct and complete copies of each Material Contract in effect as of the date hereof have been made available to Parent or publicly filed with the SEC prior to the date hereof. None of the Company or any Company Subsidiary is in breach of or default under the terms of any Material Contract, except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, as of the date hereof, except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no other party to any Material Contract is in breach of or default under the terms of any Material Contract and (ii) each party to any Material Contract has performed all obligations required to be performed by it under such Contract. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Material Contract is a valid, binding and enforceable obligation of the Company or the Company Subsidiary which is party thereto and, to the Knowledge of the Company, of each other party thereto, and is in full force and effect, subject to the Enforceability Limitations.

Section 3.18. Environmental Matters.

(a) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) neither the Company nor any Company Subsidiary is in violation of any

Environmental Law, (ii) the Company and the Company Subsidiaries have obtained, maintain and timely applied for all Company Permits required under any Environmental Law (“Environmental Permits”) and the Company and the Company Subsidiaries are, and since January 1, 2023 have been, in compliance with such Environmental Permits and (iii) there is no Proceeding pending, or to the Knowledge of the Company, threatened, to revoke, suspend or adversely modify any such Environmental Permit.

(b) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) there are no and there have been no Releases or threatened Releases of Hazardous Substances with respect to Owned Real Property or Leased Real Property or, to the Knowledge of the Company, any other location (including any other currently or formerly owned, leased or operated property or location used for the treatment, storage, disposal, recycling or other handling of Hazardous Substances), (ii) neither the Company nor any Company Subsidiary has arranged, by written contract, agreement or otherwise, for the treatment, storage, transportation or disposal of Hazardous Substances, and (iii) to the Knowledge of the Company, no Hazardous Substances are present at, on, in or under any property currently or formerly owned, operated or leased by the Company or any Company Subsidiaries, that would result in an Environmental Claim against or liability to the Company or any Company Subsidiary.

(c) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Proceeding or, to the Knowledge of the Company, any private environmental investigation is pending or threatened, alleging non-compliance by the Company or any Company Subsidiary with respect to any Environmental Law or Environmental Permit or otherwise concerning or relating to the operations of the Company or any Company Subsidiary that seeks to impose, or that is reasonably likely to result in the imposition of, any liability arising under any Environmental Law upon the Company or any Company Subsidiary. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no liabilities of or relating to the Company or any of the Company Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, arising under or relating to any Environmental Law, and there are no facts, conditions, situations or set of circumstances existing, initiated or occurring, which have or would reasonably be expected to result in or be the basis for any such liability.

(d) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the execution of this Agreement nor the consummation of the Transactions will require any investigation or remediation activities or notice to or consent of any Governmental Entity or third party pursuant to any Environmental Law or with respect to Hazardous Substances.

(e) The Company and the Company Subsidiaries have made available to Parent all material environmental audits, reports and other material environmental documents as of the date of this Agreement relating to the Company’s current material properties, facilities or operations (including any material property, facility or operation owned within the last three years and any property that Company or the Company Subsidiaries have foreclosed within the last three years or are in the process of foreclosing on) which are in their possession or under their reasonable control, in each case, to the extent that such audits, reports and other material environmental documents disclose environmental liabilities or the presence or suspected presence of Hazardous Substances on, at, or under the land, or in underlying soil or groundwater, that would be reasonably expected to result in an Environmental Claim or otherwise prohibit use of the land for residential purposes.

Section 3.19. Suppliers. Section 3.19 of the Company Disclosure Letter sets forth a list of the top ten (10) suppliers and vendors (excluding legal service providers and investment bankers) of the Company and the Company Subsidiaries, taken as a whole, measured by the aggregate amounts paid by the Company and the Company Subsidiaries to such supplier or vendor and its affiliates during the 12-month period ended December 31, 2025 (each, a “Material Supplier” and each Contract pursuant to which the Company or a Company Subsidiary paid those amounts to the applicable Material Supplier, a “Material Supplier Agreement”). Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company

Material Adverse Effect, neither the Company nor any of the Company Subsidiaries has received any written notice or, to the Knowledge of the Company, has any reason to reasonably believe that there has been any material adverse change in the price of the supplies or services provided by any Material Supplier or that such Material Supplier intends to terminate, modify or not renew existing Contracts with the Company or the Company Subsidiaries.

Section 3.20. Insurance. The Company has made available to Parent true and correct copies of and Section 3.20 of the Company Disclosure Letter sets forth all material Insurance Policies. As of the date hereof, except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) the Company and the Company Subsidiaries are insured with reputable insurers against such risks and in such amounts as are customary for companies of similar size in the same or similar lines of business as the Company and the Company Subsidiaries, (b) the Company and the Company Subsidiaries are, and since January 1, 2023 have been, in compliance with their respective insurance policies and Contracts and are not in default under any of the terms thereof, (c) all current insurance policies and insurance Contracts of the Company and the Company Subsidiaries are in full force and effect and are valid and enforceable, (d) all premiums due thereunder have been paid in accordance with the agreed premium payment terms and (e) neither the Company nor any Company Subsidiary has received written notice of cancellation or termination with respect to any current third-party insurance policies or insurance Contracts (other than in connection with normal renewals of any such insurance policies or Contracts).

Section 3.21. Information Supplied. The information relating to the Company and the Company Subsidiaries to the extent supplied by or on behalf of the Company and the Company Subsidiaries to be contained in, or incorporated by reference in, the Proxy Statement (or any amendment or supplement thereto) and any other document incorporated or referenced therein, will not, on the date the Proxy Statement is first mailed to the Company Stockholders or at the time the Proxy Statement (or any amendment or supplement thereto) is filed with the SEC or on the date of the Company Stockholders’ Meeting, contain any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not false or misleading. The Proxy Statement (as amended and supplemented) will comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing provisions of this Section 3.21, no representation or warranty is made by the Company with respect to information or statements made, contained or incorporated by reference in the Proxy Statement (or any amendment or supplement thereto) and any other document incorporated or referenced therein, supplied or based upon information supplied by or on behalf of Parent or Merger Sub or any of their respective affiliates or Representatives.

Section 3.22. Opinion of Financial Advisor. The Company Board has received, on or prior to the date of this Agreement, an oral opinion of the Company’s financial advisor, Moelis & Company LLC (“Moelis”), to be subsequently confirmed in writing, to the effect that, as of the date of such opinion and based upon and subject to the matters set forth therein, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth therein, the Merger Consideration to be received by holders of Company Common Stock in the Transactions is fair, from a financial point of view, to such holders. Following the execution of this Agreement by all Parties, the Company shall provide a confidential copy of such opinion to Parent promptly for informational purposes only (on a non-reliance basis).

Section 3.23. Takeover Statutes; Anti-Takeover Laws. Assuming the accuracy of Parent’s and Merger Sub’s representations and warranties set forth in Section 4.8 (Stockholder and Management Arrangements) and Section 4.12 (Stock Ownership), the Company Board has taken all action necessary to render inapplicable to the execution, delivery or performance of this Agreement and the consummation of the Transactions, including the Merger, any “business combination,” “control share acquisition,” “fair price,” “moratorium” or other takeover or anti-takeover statute or similar Law (“Takeover Statute”) or any takeover or anti-takeover provision in Company Governing Documents. The Company has no rights plan or “poison-pill” in effect

Section 3.24. Related Party Transactions. There are no transactions or series of related transactions or Contracts (including Related Party Contracts) in effect, nor are there any currently proposed transactions or series of related transactions or Contracts (including Related Party Contracts), that would be required to be disclosed under Item 404 of Regulation S-K that have not been otherwise disclosed in the SEC Documents filed prior to the date hereof.

Section 3.25. Finders and Brokers. Other than Moelis, neither the Company nor any Company Subsidiary has employed or engaged any investment banker, broker or finder in connection with the Transactions who is entitled to any fee or any commission in connection with this Agreement or upon or as a result of the consummation of the Merger. A true and complete copy of the engagement letter with Moelis related to the Transactions has been made available to Parent prior to the date hereof.

Section 3.26. Mortgage Matters.

(a) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no Company Mortgage Loan is subject to any defect or condition that would allow a Loan Investor or Regulatory Agency to increase the loss level for such Company Mortgage Loan, seek repurchase or indemnification or seek other recourse or remedies against the Company or the Company Subsidiaries; and (ii) no facts or circumstances exist that would result in the loss or reduction of any mortgage insurance or guarantee benefit, or claims for recoupment or restitution of payments previously made under any mortgage insurance or guarantee benefit;

(b) Section 3.26(b) of the Company Disclosure Letter sets forth a true and complete description, as of the date hereof, of all loss sharing arrangements of the Company or any of the Company Subsidiaries with respect to any Company Mortgage Loans or Servicing Agreements.

(c) Section 3.26(c) of the Company Disclosure Letter sets forth a true and complete list, as of the date hereof, of all material current pending mortgage insurance related claims.

(d) Section 3.26(d) of the Company Disclosure Letter sets forth a true and complete list, as of the date hereof, of each mortgage warehouse lending agreement, mortgage loan repurchase agreement or similar mortgage loan financing agreement to which the Company or any of the Company Subsidiaries is a party.

Section 3.27. Insurance Business.

(a) Other than Tri Pointe Advantage Insurance Services, Inc. (“Tri Pointe Advantage”) and Tri Pointe Assurance, Inc. (“Tri Pointe Assurance”), no Company Subsidiary is currently acting as an Insurance Producer.

(b) Tri Pointe Advantage and Tri Pointe Assurance each holds all material licenses required for it under the applicable Insurance Laws to act as an Insurance Producer in the jurisdictions in which it so acts, and to conduct the lines of business as presently conducted as of the date hereof (the “Company Insurance Licenses”). To the Knowledge of the Company, each Employee Agent and Third-Party Agent who wrote, sold, produced, serviced, administered or managed insurance business for Tri Pointe Advantage or Tri Pointe Assurance, or had substantive contact with any client or customer or prospective client, since January 1, 2023, possessed, at the time such business was written, sold, produced, serviced, administered or managed or such contact occurred, as applicable, all material licenses needed for such Person to be duly licensed or registered as required by applicable Law (for the type of business written, sold or produced, or with respect to such contact, on behalf of Tri Pointe Advantage or Tri Pointe Assurance) (together with the Company Insurance Licenses, the “Insurance Licenses”) in each jurisdiction in which such Employee Agent or Third-Party Agent was required to possess such license. Except as set forth on Section 3.27(b) of the Company Disclosure Letter, all material Company Insurance Licenses needed for Tri Pointe Advantage or Tri Pointe Assurance to act as an Insurance Producer in the jurisdictions in which it so acts, and to conduct the lines of business as presently conducted as of the date hereof are valid and in full force and effect, and during the past twelve months there has occurred no material default by Tri Pointe Advantage or Tri Pointe Assurance under any Company Insurance Licenses which has not been resolved to the satisfaction of the issuing Insurance Regulator. No Governmental Entity has commenced, or given written notice to Tri Pointe Advantage or Tri Pointe Assurance that it intends to commence, a proceeding to revoke or suspend any Company Insurance License, or given written notice that it intends not to renew any Company Insurance License.

(c) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and except as set forth on Section 3.27(c) of the Company Disclosure Letter: (i) each of Tri Pointe Advantage and Tri Pointe Assurance is, and since January 1, 2023 has been, in compliance in all material respects with all applicable Laws regulating the marketing and sale of insurance contracts and the manner in which Tri Pointe Advantage or Tri Pointe Assurance, respectively, is currently compensated for its placement of insurance products and for any related services is in compliance with applicable Law in all material respects; (ii) to the Knowledge of the Company, each Employee Agent or Third-Party Agent who is required by applicable Law by reason of the nature of his or her employment by or relationship to Tri Pointe Advantage or Tri Pointe Assurance, to be appointed with an Insurance Carrier Client, is currently duly appointed as such and such appointment is in full force and effect; and (iii) to the Knowledge of the Company, since January 1, 2023, neither Tri Pointe Advantage nor Tri Pointe Assurance has paid any insurance commission or insurance customer lead or referral fee to any Person that was required to be licensed as an insurance agent or agency or broker or brokerage and did not hold such license when Tri Pointe Advantage or Tri Pointe Assurance made such payment, in each case, except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole.

(d) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and except as set forth on Section 3.27(d) of the Company Disclosure Letter, there is no, and there has never been since January 1, 2023, any Proceeding pending or threatened in writing against (i) Tri Pointe Advantage or Tri Pointe Assurance, or (ii) against any Employee Agent or Third-Party Agent, relating to or resulting from their services to Tri Pointe Advantage or Tri Pointe Assurance, in each case, before any Insurance Regulator relating to any material violation or alleged violation of applicable Insurance Law.

(e) Other than Sonoma Insurance Company (“Sonoma”), no Company Subsidiary is acting as an insurer, including a captive insurer. Sonoma holds all material licenses required for it under the applicable Insurance Laws to act as an insurer in the jurisdictions in which it so acts, and to conduct the lines of business as presently conducted as of the date hereof. All such licenses are in full force and effect. There is no, and there has never been since January 1, 2023, any Proceeding pending or threatened in writing or, to the Knowledge of the Company, threatened orally against Sonoma, before any Insurance Regulator or other Governmental Entity relating to any material violation or alleged violation of applicable Law. The reserves for losses (including incurred but not reported losses), loss adjustment expenses (whether allocated or unallocated) and unearned premiums of Sonoma contained in its most recent financial statements (x) were determined in accordance with generally accepted actuarial standards consistently applied (except as otherwise noted in such financial statements) and (y) were fairly stated in accordance with sound actuarial principles.

Section 3.28. Committee on Foreign Investment in the United States. None of the Company or any Company subsidiary (a) produces, designs, tests, manufactures, fabricates, or develops “critical technologies” as that term is defined in 31 C.F.R. § 800.215 or (b) performs the functions as set forth in column 2 of Appendix A to 31 C.F.R. part 800 with respect to covered investment “critical infrastructure”.

Section 3.29. No Other Representations. The Company acknowledges that none of Parent, Merger Sub or any of their respective Representatives makes, and the Company acknowledges that it has not relied upon or otherwise been induced by, any express or implied representation or warranty with respect to Parent, Merger Sub or any of their respective Subsidiaries or with respect to any other information provided or made available to the

Company or its Representatives in connection with the Transactions, including any information, documents, projections, forecasts or other material made available to the Company or to the Company’s Representatives in certain “data rooms” or management presentations in expectation of the Transactions or the accuracy or completeness of any of the foregoing, except, in each case for the representations and warranties contained in Article IV and the certificate delivered pursuant to Section 7.3(c). Without limiting the generality of the foregoing, the Company acknowledges that, except as may be expressly provided in Article IV and the certificate delivered pursuant to Section 7.3(c), no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospective information that may have been made available, directly or indirectly, to the Company, any of its Representatives or any other Person.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

OF PARENT AND MERGER SUB

Parent and Merger Sub represent and warrant to the Company as set forth below.

Section 4.1. Qualification, Organization, etc. Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted. Each of Parent and Merger Sub is qualified to do business and is in good standing (to the extent such concept is recognized under applicable Law) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification or to be in good standing, except where the failure to be so qualified or, where relevant, in good standing, has not had or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 4.2. Corporate Authority.

(a) Parent and Merger Sub have all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions, including the Merger. The execution and delivery of this Agreement, the performance of Parent’s and Merger Sub’s obligations under this Agreement, and the consummation of the Transactions have been duly and validly authorized by all necessary corporate action of Parent and Merger Sub and no other corporate proceedings (pursuant to the Parent Governing Documents or otherwise) on the part of Parent or Merger Sub are necessary to authorize the performance of Parent’s or Merger Sub’s obligations under this Agreement or the consummation of, and to consummate, the Transactions, except for the (i) filing of the Certificate of Merger with the Secretary of State of the State of Delaware and (ii) adoption of this Agreement by the sole stockholder of Merger Sub by written consent, which consent will be effective immediately following the execution and delivery of this Agreement.

(b) This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming this Agreement constitutes the valid and binding agreement of the Company, constitutes the valid and binding agreement of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to the Enforceability Limitations.

Section 4.3. Governmental Consents; No Violation.

(a) Other than in connection with or in compliance with (i) the DGCL (including the filing of the Certificate of Merger with the Secretary of State of the State of Delaware), (ii) the Securities Act, (iii) the Exchange Act, (iv) applicable state securities, takeover and “blue sky” laws, (v) the HSR Act, (vi) the Governmental Consents, and (vii) any applicable requirements of the Tokyo Stock Exchange, no authorization, permit, notification to, consent or approval of, or filing with, any Governmental Entity is necessary or required, under applicable Law, for the consummation by Parent and Merger Sub of the Transactions, except for such authorizations, permits, notifications, consents, approvals or filings that, if not obtained or made, has not had or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(b) The execution and delivery by Parent and Merger Sub of this Agreement do not, and except as described in Section 4.3(a), the consummation of the Transactions and performance and compliance with the provisions hereof will not (i) conflict with or result in any violation or breach of, or result in a default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation, first offer, first refusal or acceleration of any obligation or to the loss of a benefit under, any material Contract binding upon Parent or Merger Sub or to which any of them are a party or by which or to which any of their respective properties, rights or assets are bound or subject, or result in the creation of any Lien upon any of the properties, rights or assets of Parent or Merger Sub, other than Permitted Liens, (ii) conflict with or result in any violation of any provision of the Parent Governing Documents or the certificate of incorporate or bylaws of Merger Sub or (iii) conflict with or violate any Laws applicable to Parent or Merger Sub or any of their respective properties, rights or assets, other than in the case of clauses (i) and (iii), any such violation, breach, conflict, default, termination, modification, cancellation, acceleration, right, loss or Lien that has not had or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 4.4. No Parent Vote or Approval Required. No vote or consent of the holders of capital stock of, or other equity interest in, Parent is necessary to approve and adopt this Agreement or the Transaction, including the Merger. The vote or consent of SFA Operations, LLC as the sole stockholder of Merger Sub (which shall have occurred prior to the Effective Time) is the only vote or consent of the capital stock of, or other equity interest in, Merger Sub necessary to approve and adopt this Agreement and the Transactions, including the Merger, and such vote or consent has been duly executed and delivered to Merger Sub, and not withdrawn, to be effective by its terms, immediately following, execution of this Agreement.

Section 4.5. Litigation; Orders. As of the date hereof, (i) there are no Proceedings pending or, to Parent’s knowledge, threatened against Parent or any Parent Subsidiary, including Merger Sub, and (ii) there are no orders, judgments, decrees or settlement agreements with a Governmental Entity to which Parent or any Parent Subsidiary or any of their respective properties, rights or assets is subject, in each case of (i) and (ii), except for those that have not had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 4.6. Information Supplied. The information relating to Parent and Merger Sub supplied by or on behalf of Parent and Merger Sub to be contained in, or incorporated by reference in, the Proxy Statement (or any amendment or supplement thereto) and any other document incorporated or referenced therein, will not, on the date the Proxy Statement is first mailed to the Company Stockholders or at the time the Proxy Statement (or any amendment or supplement thereto) is filed with the SEC or on the date of the Company Stockholders’ Meeting, contain any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing provisions of this Section 4.6, no representation or warranty is made by Parent or Merger Sub with respect to information or statements made, contained or incorporated by reference in the Proxy Statement (or any amendment or supplement thereto) and any other document incorporated or referenced therein, which information or statements were not supplied by or on behalf of Parent or Merger Sub.

Section 4.7. No Exclusive Arrangements. Except for Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. which is Parent’s Subsidiary’s financial advisor for the Transaction, as of the date hereof, neither Parent nor Merger Sub, or any of their respective affiliates has entered into any Contract, arrangement or understanding (i) awarding any agent, broker, investment banker or financial advisor any financial advisory role on an exclusive basis in connection with the Merger or other Transactions; or (ii) expressly prohibiting any bank, investment bank or other potential provider of debt or equity financing from providing or seeking to provide debt or equity financing or financial advisory services to any Person in connection with a transaction relating to the Company or any Company Subsidiary.

Section 4.8. Stockholder and Management Arrangements. Except as set forth on Section 4.8 of the Parent Disclosure Letter, none of Parent or any of its affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other affiliate of the Company or any Company Subsidiary, in each case in their capacity as such, (a) relating to (i) this Agreement, the Merger or the other Transactions; or (ii) the Surviving Corporation or any of its Subsidiaries; or (b) pursuant to which any (i) such holder of Company Common Stock would be entitled to receive consideration of a different amount or nature than the Merger Consideration in respect of such holder’s shares of Company Common Stock; (ii) such holder of Company Common Stock has agreed to approve this Agreement or vote against any Superior Proposal; or (iii) such stockholder, director, officer, employee or other affiliate of the Company or any of the Company Subsidiaries has agreed to provide, directly or indirectly, equity investment to Parent or Merger Sub, the Company or any of their respective affiliates to finance any portion of the Merger.

Section 4.9. Solvency. Neither Parent nor Merger Sub is entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors of itself or its affiliates. Assuming the satisfaction or waiver of the conditions set forth in Article VII, as of the Effective Time and immediately after giving effect to the Merger (including the payment of all amounts payable pursuant to Article II in connection with or as a result of the Merger and the other Transactions and all related fees and expenses of Parent, the Company and their respective affiliates in connection therewith), (a) the amount of the “fair saleable value” of the assets of the Surviving Corporation and its Subsidiaries will exceed (i) the value of all liabilities of the Surviving Corporation and its Subsidiaries, including contingent and other liabilities; and (ii) the amount that will be required to pay the probable liabilities of the Surviving Corporation and its Subsidiaries on its existing debts (including contingent liabilities) as such debts become absolute and matured; (b) the Surviving Corporation and its Subsidiaries will not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged; and (c) the Surviving Corporation and its Subsidiaries will be able to pay its liabilities, including contingent and other liabilities, as they mature. For purposes of the foregoing, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent and other liabilities, as they mature” means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due.

Section 4.10. Financing.

(a) Parent and certain financing institutions (as commitment parties, lenders and arrangers) have entered into a binding debt commitment letter (the “Debt Commitment Letter”) entitling Parent to borrow funds in an aggregate amount pursuant to which, together with all other available sources of funding to Parent and Merger Sub and after netting out applicable fees, expenses, original issue discount and similar premiums and charges and after giving effect to the maximum amount of “flex” (including any original issue discount flex) provided for under the Debt Commitment Letter and the Fee Letter (as defined below), Parent, Merger Sub and their respective Subsidiaries (assuming the accuracy of the Company’s representations and warranties set forth in Section 3.2(a), Section 3.2(b), the first sentence of Section 3.2(c) (only to the extent relating to the capital stock or other equity interests of the Company) and Section 3.2(d), such that the condition set forth in Section 7.2(a) is satisfied or waived) will have immediately available funds sufficient to satisfy (i) the payment of all amounts payable by Parent and Merger Sub in accordance with this Agreement, including pursuant to Article II, in connection with or as a result of this Agreement, the Merger and the other Transactions and all related costs, fees and expenses of Parent, the Company and their respective Subsidiaries in connection therewith (including under Section 2.4, Section 6.12 and Section 6.13), and (ii) any repayment or refinancing of any existing indebtedness of the Company or the Company Subsidiaries (other than the Company Notes) contemplated by, or required in connection with the Transactions described in, this Agreement or the Debt Commitment Letter (the amounts in clauses (i) and (ii), the “Financing Amounts”). The debt financing committed pursuant to the Debt Commitment Letter, as amended or replaced from time to time in accordance with this Agreement, is collectively referred to in this Agreement as the “Debt Financing”.

(b) Parent has delivered (or caused to be delivered) to the Company a true, complete and correct copy of the Debt Commitment Letter and any fee letters related thereto (collectively, the “Fee Letter”); provided that the Fee Letter may be redacted solely with respect to fees, pricing and the economic portion of any “flex” terms (none of which redacted terms would or would reasonably be expected to affect the amount, availability or conditionality of the Debt Financing). Parent expressly acknowledges and agrees that the obligations of Parent under this Agreement (including its obligation to effect the Closing) are not conditioned in any manner upon Parent obtaining any financing (including the Debt Financing and any other term loans, bridge financing and bonds).

(c) Except as expressly set forth in the Debt Commitment Letter and Fee Letter, there are no conditions precedent to the obligations of the Financing Parties to provide the Debt Financing or any contingencies that would, or that would reasonably be expected to, permit the Financing Parties to reduce the total amount of the Debt Financing, impose any additional conditions precedent to the availability of the Debt Financing or affect the timing of the availability of the Debt Financing, including any condition or other contingency relating to the amount or availability of the Debt Financing pursuant to any “flex” provision. Other than the Debt Commitment Letter and the Fee Letter, there are no side letters, understandings or other agreements, contracts or arrangements of any kind (written or oral) to which Parent is a party, or of which Parent has knowledge, relating to the funding of the full amount of the Debt Financing, in each case, that would or would reasonably be expected to affect the availability, amount or conditionality of the Debt Financing. As of the date hereof, assuming the satisfaction or waiver of the conditions in Section 7.1 or Section 7.2, Parent is not aware of any event or circumstance which, with or without notice, lapse of time or both, would, or would reasonably be expected to, (i) constitute or result in a default under, breach or failure to satisfy condition precedent on the part of Parent, or, to the knowledge of Parent, on the part of any other party under the Debt Commitment Letter or (ii) otherwise result in any portion of the Debt Financing to be unavailable on a timely basis, and in any event, not later than the Closing. Parent has paid in full any and all commitment fees or other applicable fees required to be paid pursuant to the terms of the Debt Commitment Letter on or before the date of this Agreement and will pay (or cause to be paid) in full any applicable amounts due on or before the Effective Time.

Section 4.11. Finders and Brokers. Neither Parent nor any of its affiliates has employed or engaged any investment banker, broker or finder in connection with the Transactions who is entitled to any fee or any commission from the Company or any of the Company Subsidiaries in connection with this Agreement or upon or as a result of the consummation of the Merger or the other Transactions based on arrangements made by or on behalf of Parent or any of its affiliates.

Section 4.12. Stock Ownership. None of Parent, Merger Sub or any of their respective directors, officers, general partners or, to the knowledge of Parent, any of their respective controlled affiliates is or at any time for the past three (3) years has been, an “Interested Stockholder” or “Affiliate” or “Associate” thereof as defined in the Company Certificate. Neither Parent, Merger Sub, or, to the knowledge of Parent, any of their respective controlled affiliates directly or indirectly owns as of the date hereof, and at all times for the past three (3) years through the date hereof or has owned, beneficially or otherwise, any shares of Company Common Stock or other securities that are convertible, exchangeable or exercisable into Company Common Stock. None of Parent or Merger Sub or, to the knowledge of Parent, any of their respective controlled affiliates holds any rights to acquire or vote any shares of Company Common Stock or other securities that are convertible, exchangeable or exercisable into Company Common Stock except pursuant to this Agreement.

Section 4.13. No Merger Sub Activity. Merger Sub has been formed solely for the purpose of engaging in the Merger, and, since its date of formation and prior to the Effective Time, Merger Sub has not and will not have engaged in any activities, incurred any liabilities or obligations, other than as contemplated by this Agreement.

Parent or a direct or indirect wholly owned Subsidiary of Parent owns beneficially and of record all of the outstanding capital stock, and other equity, securities and voting interest in, Merger Sub free and clear of all Liens. Merger Sub has no outstanding option, warrant, right or any other agreement pursuant to which any Person other than Parent or a direct or indirect wholly owned Subsidiary of Parent may acquire any capital stock, or other equity, securities or voting interest of Merger Sub.

Section 4.14. Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. Each of Parent and Merger Sub acknowledges and agrees, that, except for the representations and warranties expressly set forth in Article III:

(i) none of the Company, the Company Subsidiaries, any of their respective affiliates or Representatives, or any other Person makes, or has made, any representation or warranty relating to the Company, Company Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Merger or the other Transactions; and

(ii) the representations and warranties made by the Company in this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to Parent, Merger Sub or any of their respective affiliates or their respective Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).

(b) No Reliance. Each of Parent and Merger Sub acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III, it is not acting (including, as applicable, by entering into this Agreement or consummating the Merger or other Transactions) in reliance on and has not otherwise been induced by:

(i) any other express or implied representation or warranty; or

(ii) any projection, forecast, estimate, budget, prediction, prospective information, forward-looking statements, data, financial information, memorandum, presentation or other materials, information or documents provided, addressed or otherwise made available to Parent, Merger Sub or any of their respective affiliates or Representatives, including any materials or information made available in any “data rooms” or in connection with any management presentations or presentations in any other forum or setting.

ARTICLE V

COVENANTS RELATING TO CONDUCT OF BUSINESS

PENDING THE MERGER

Section 5.1. Conduct of Business by the Company Pending the Closing. The Company agrees that between the date hereof and the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 8.1, except as set forth on the correspondingly numbered subsection in Section 5.1 of the Company Disclosure Letter, as expressly permitted, expressly contemplated or required by this Agreement, as required by applicable Law, or as consented to in writing by Parent (which approval should not be unreasonably withheld, conditioned or delayed), the Company (a) shall, shall cause each Company Subsidiary to, and shall exercise (and cause the Company Subsidiaries to exercise) any available rights with respect to Joint Ventures to, conduct its business in all material respects in the ordinary course of business, (b) shall, shall cause each Company Subsidiary to, and shall exercise (and cause the Company Subsidiaries to exercise) any available rights with respect to Joint Ventures to, use commercially reasonable efforts to (1) preserve intact its and their material business organizations, goodwill and ongoing businesses, and (2) preserve its and their present relationships with Material Suppliers, partners, rating agencies, Governmental Entities, key employees and other Persons with whom it and they have material business relations; and (c) shall not, and shall cause each Company Subsidiary not to, directly or indirectly:

(i) amend, modify, waive, rescind, change or otherwise restate the Company Governing Documents or any Company Subsidiary’s certificate of incorporation, bylaws or equivalent organizational documents;

(ii) authorize, declare, set aside, make or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock or other equity interests (whether in cash, assets, shares or other securities of the Company or any Company Subsidiary) (other than dividends or distributions made by any wholly owned Company Subsidiary to the Company or any other wholly owned Company Subsidiary);

(iii) split, combine, subdivide, reduce or reclassify any of its capital stock or other equity interests, or redeem, purchase or otherwise acquire any of its capital stock or other equity interests, or issue or authorize the issuance of any of its capital stock or other equity interests or any other securities in respect of, in lieu of or in substitution for, its capital stock or other equity interests, except for (A) the acceptance of Company Common Stock for withholding Taxes in respect of Company Equity Awards or (B) any such transaction involving only wholly owned Company Subsidiaries;

(iv) issue, deliver, grant, sell, pledge, dispose of or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition or encumbrance of, any shares in the capital stock, voting securities or other equity interest in the Company or any Company Subsidiary or any securities convertible into or exchangeable or exercisable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock based performance units or take any action to cause to be exercisable or vested any otherwise unexercisable or unvested Company Equity Award under any existing Company Equity Plan, other than (A) issuances of Company Common Stock in respect of the vesting or settlement of Company Equity Awards outstanding on the date hereof (or issued in accordance with Section 5.1 of the Company Disclosure Letter), in all cases in accordance with their respective terms as of the date hereof, (B) sales of Company Common Stock pursuant to the settlement of Company Equity Awards in order to satisfy Tax withholding obligations, (C) in connection with the vesting of any Company Equity Awards in accordance with their terms as of the date hereof or (D) transactions solely between the Company and a wholly owned Company Subsidiary or solely between wholly owned Company Subsidiaries;

(v) except as required by any Company Benefit Plan as in existence as of the date hereof (or as adopted or amended following the date hereof in a manner permitted by this Agreement) or as required by applicable Law, (A) increase or commit to increase the compensation or benefits payable or to become payable to any current or former Service Providers (1) whose annual base salary exceeds $350,000 as of the date of this Agreement or (2) whose annual base salary is less than $350,000 as of the date of this Agreement, except in respect of this clause (2) in the ordinary course of business consistent with past practice, (B) grant or commit to grant to any of its current or former Service Providers (1) whose annual base salary exceeds $350,000 as of the date of this Agreement, any severance or termination pay or any increase in severance or termination pay or (2) whose annual base salary is less than $350,000 as of the date of this Agreement, any severance or termination pay or any increase in severance or termination pay, except in respect of this clause (2) in the ordinary course of business consistent with past practice, (C) pay or award, or commit to pay or award, any bonus or bonus opportunity, retention, change in control or incentive compensation to any of its current or former Service Providers, (D) enter into any employment, severance, retention, change in control or similar agreement (excluding offer letters that provide for no severance or change in control benefits) with any of its current or former Service Providers, (E) establish, adopt, enter into, amend or terminate any Company Benefit Plan except for any amendments to health and welfare plans entered into in the ordinary course of business that would not result in a material increase in annual cost or annual expense (relative to the 2025 annual cost or expense) of maintaining such employee health or welfare benefit plan to the Company, (F) take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Company Benefit Plan, (G) terminate the employment of any employee whose annual base salary exceeds $350,000 as of the date of this Agreement, other than for cause, (H) hire any new employees, except for employees whose annual base salary does not exceed $350,000 or (I) provide any funding for any rabbi trust or similar arrangement;

(vi) (A) terminate, modify, extend, or enter into any Labor Agreement or (B) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of the Company or the Company Subsidiaries;

(vii) waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former Service Provider whose annual base salary exceeds $350,000 as of the date of this Agreement;

(viii) acquire (including by merger, consolidation or acquisition of stock or assets or any other means), or enter into any definitive agreements providing for any acquisitions of, any equity interests in or real property of any Person, or any business or division of any Person, or otherwise engage in any mergers, consolidations or business combinations, except for (A) transactions solely between the Company and a wholly owned Company Subsidiary or solely between wholly owned Company Subsidiaries, (B) acquisitions, leases or licenses of inventory, products, goods, services, supplies, equipment or off-the-shelf technology in the ordinary course of business consistent with past practice, (C) acquisitions of real property or Residential Units on terms consistent with the Lot Purchase Agreements or Development Parcel Contracts, as applicable, and, in each case, any other Contracts executed in connection therewith in the ordinary course of business consistent with past practice, and otherwise on market terms in the ordinary course of business, including (I) entering into land purchase contracts, option contracts, membership interest purchase contracts, joint venture agreements or joint development agreements with the primary purpose to acquire (and purchasing pursuant to the terms of such contracts) land or an ownership interest in an entity holding land, in each case with a purchase price (with respect to land) or a contribution amount (with respect to joint ventures) in an amount not to exceed $50,000,000 individually (it being acknowledged and agreed that such amount shall be calculated net of amounts to be paid or contributed by the third party partners of the Company or any Company Subsidiary pursuant to the terms of a joint development agreement or joint venture agreement to acquire land or an ownership interest in an entity holding land) or (II) as required by or pursuant to or otherwise in accordance with, or as contemplated by, any existing contracts, or (D) the acquisition of Intellectual Property Rights in connection with the exercise of the reasonable business judgment of the Company or the Company Subsidiaries in the ordinary course of business involving less than $3,000,000 individually and $15,000,000 in the aggregate;

(ix) liquidate (completely or partially), dissolve, restructure, recapitalize or effect any other reorganization (including any restructuring, recapitalization or reorganization between or among any of the Company or the Company Subsidiaries), or adopt any plan or resolution providing for any of the foregoing;

(x) make any loans, advances or capital contributions to, or investments in, any other Person, except for (A) loans, advances or capital contributions to, or investments solely in or among the Company and its wholly owned Company Subsidiaries or solely among the Company’s wholly owned Company Subsidiaries, (B) loans, advances or capital contributions to, or investments undertaken in, any other Person in relation to the Joint Ventures as required by the organizational documents of such Joint Ventures, (C) loans, advances or capital contributions to, or investments undertaken in, any other Person in relation to the provision of mortgage financing and insurance services in the ordinary course of the Company’s financial services business, (D) advances for reimbursable director, officer and employee expenses in the ordinary course of business or materially consistent with the Company’s policies, (E) extension of credit to customers in the ordinary course of business consistent with past practice, (F) releases of earnest money deposits and similar amounts to sellers of real property in the ordinary course of business, and (G) in addition to the foregoing clauses (A) through (F), loans, advances or capital contributions, or investments, solely in an amount not to exceed $2,000,000 individually and $4,000,000 in the aggregate;

(xi) sell, lease, license, assign, abandon, permit to lapse, transfer, exchange, swap or otherwise dispose of, or subject to any Lien (other than Permitted Liens), any of its material properties, rights or assets (including shares in the capital of the Company or the Company Subsidiaries), except (A) pursuant to transactions solely among the Company and its wholly owned Company Subsidiaries or solely among wholly owned Company Subsidiaries, (B) non-exclusive licenses or other non-exclusive grants of rights in, to or under Company Intellectual Property Rights in the ordinary course of business, (C) abandonment or expiration of Registered Company Intellectual Property Rights in the ordinary course of business, (D) sales of Residential Units pursuant to Home Sale Contracts and sales of real property, including individual homes and lots, pursuant to joint development agreements or in connection with joint venture agreements, in each case, in the ordinary course of business, (E) sales of Company Mortgage Loans or Servicing Rights on the secondary mortgage market in the ordinary course of business consistent with past practice, (F) abandoning, permitting to lapse, or taking or refraining from taking any action with respect to, options or similar rights to acquire real property in the ordinary course consistent with past practice, (G) selling or otherwise disposing of inventory, products, goods, services, supplies, equipment or off the shelf technology (other than Residential Units), in each case, in the ordinary course of business consistent with past practice, or (G) pursuant to any Contract to which the Company or any Company Subsidiary is bound as of the date hereof that was provided to Parent;

(xii) other than in the ordinary course of business, (A) enter into any Contract that would, if entered into prior to the date hereof, be a Material Contract (other than a Material Contract of the type required to be disclosed under clauses (i), (ii), (iv), and (x) of the definition of Material Contract (each, a “Specified Contract”)), or (B) (1) modify, amend, extend or voluntarily terminate (other than non-renewals occurring in the ordinary course of business consistent with past practice) any Material Contract (other than a Specified Contract) or (2) waive, release or assign any rights or claims thereunder;

(xiii) (1) enter into any Contract that would, if entered into prior to the date hereof, be a Specified Contract, or (2) waive, release or assign any rights or claims thereunder, in the case of this clause (2) other than in the ordinary course of business consistent with past practice;

(xiv) make any capital expenditure or expenditures, enter into agreements or arrangements for capital expenditure or expenditures, except (i) pursuant to Real Estate Purchase Agreements and any other Contracts executed in connection therewith in the ordinary course of business, or (ii) capital expenditures incurred in the ordinary course of business, including related to for-sale residential home building;

(xv) waive, release, assign, compromise or settle any claim, litigation, investigation or proceeding (for the avoidance of doubt, including with respect to matters in which the Company or any Company Subsidiary is a plaintiff, or in which any of their officers or directors in their capacities as such are parties), other than the compromise or settlement of any claim, litigation, investigation or proceeding that is: (i) (A) for an amount not to exceed, for any such compromise or settlement $2,000,000 individually or $25,000,000 in the aggregate (it being acknowledged and agreed that such amount shall be calculated net of amounts that are paid by insurers under the Insurance Policies), and (B) does not impose any injunctive relief on the Company and the Company Subsidiaries (other than customary confidentiality undertakings) and does not involve the admission of wrongdoing by the Company, any Company Subsidiary or any of their respective officers or directors, or (ii) settled in compliance with Section 6.9;

(xvi) make any material change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP or applicable Law;

(xvii) except to the extent in the ordinary course of business consistent with past practice, (A) make, change or revoke any material Tax election, (B) adopt or change any Tax accounting period or material method of Tax accounting, (C) amend any material Tax Return, (D) settle or compromise any material liability for Taxes or any Tax audit, claim or other proceeding relating to a material amount of Taxes, (E) enter into any “closing agreement” within the meaning of Section 7121(a) of the Code (or any similar or analogous provision of state, local or non-U.S. Law), (F) surrender any right to claim a material refund of Taxes, or (G) agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes;

(xviii) redeem, repurchase, prepay, defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respects the terms of any Indebtedness or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, hedges, forward contracts and option agreements), or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (A) any Indebtedness solely among the Company and its wholly owned Company Subsidiaries or solely among wholly owned Company Subsidiaries and with respect to bonding obligations undertaken in the ordinary course of business; (B) trade payables incurred in the ordinary course of business; (C) obligations incurred pursuant to business credit cards in the ordinary course of business; (D) Indebtedness incurred under Company warehouse lines or similar asset-backed facilities in the ordinary course of business consistent with past practice; (E) indebtedness incurred under (i) the Company Debt Agreements that would not increase the aggregate principal amount outstanding thereunder to an amount that exceeds the amount outstanding thereunder as of the date hereof by more than $100,000,000 (when combined with any letters of credit issued pursuant to the immediately following clause (G)) or (ii) the Company Repurchase Agreements in the ordinary course of business consistent with past practice; (F) any derivative financial instruments or arrangements entered into in the ordinary course of business consistent with past practice relating to interest rates or (G) letters of credit in an amount not exceeding $100,000,000 in the aggregate, when combined with any borrowings referenced in the immediately preceding clause (E)(i); provided that, in the cases of clauses (E)(i) and (G), any proceeds received in connection with the transactions contemplated thereby are used solely for for-sale residential home building activities;

(xix) other than as contemplated by Section 5.2, enter into any Contract with (A) any Person that would be required to be disclosed under Item 404 of Regulation S-K or (B) any Person who has filed a Schedule 13-D or Schedule 13-G under the Securities and Exchange Act of 1934 with respect to Company Common Stock prior to entering into such Contract and, in each case, remains a holder of more than five percent (5%) of the Company Common Stock at the time of entering into such Contract;

(xx) cancel the Company’s or any of the Company Subsidiary’s material insurance policies or fail to pay the premiums on the Company’s or a Company Subsidiary’s material insurance policies such that such failure causes a cancellation of such policy, or fail to use commercially reasonable efforts to maintain in the ordinary course the Company’s or any of the Company Subsidiary’s material insurance policies, in any such case, that is materially adverse to the Company and the Company Subsidiaries, taken as a whole;

(xxi) terminate, modify or waive in any material respect any right under any material Company Permit, except in the ordinary course of business consistent with past practice;

(xxii) except as required by applicable Law or such policies and practices, regulations, guidelines or policies imposed by any Governmental Entity, make any material changes in the Company’s policies and practices with respect to (A) underwriting, pricing, originating, acquiring, selling, servicing, or buying or selling rights to service, loans (including the investment guidelines), (B) its hedging practices and policies, or (C) underwriting, pricing, acquiring, developing, constructing, marketing and/or selling Communities;

(xxiii) adopt or otherwise implement any stockholder rights plan, “poison-pill” or other comparable agreement;

(xxiv) enter into a material new line of business outside of the existing business of the Company and the Company Subsidiaries, taken as a whole; or

(xxv) agree or authorize, in writing or otherwise, to take any of the foregoing actions.

Section 5.2. No Solicitation by the Company.

(a) No Solicitation. Except as expressly permitted by this Section 5.2, after the date hereof until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 8.1, the Company agrees that it and the Company Board (including any committee thereof) shall not, and shall cause the Company Subsidiaries and its and the Company Subsidiaries’ respective directors and officers not to, and shall use reasonable best efforts to cause its other Representatives not to, directly or indirectly: (i) solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any Inquiry or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (ii) provide to any Third Party any non-public information relating to the Company or the Company Subsidiaries or afford to any Third Party access to the properties, assets, books, records or other non-public information, or to any personnel, of the Company or the Company Subsidiaries, in any such case in connection with or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist an Acquisition Proposal or any Inquiries or the making of any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal; or (iii) participate or engage in discussions, communications or negotiations with any Third Party with respect to an Acquisition Proposal or Inquiry or any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to refer the inquiring Third Party to this Section 5.2). The Company shall, and shall cause the Company Subsidiaries and its and the Company Subsidiaries’ respective directors and officers, and shall use reasonable best efforts to cause its other Representatives to, immediately cease any and all existing solicitation, discussions or negotiations with any Persons (or provision of any nonpublic information to any Persons) with respect to any Inquiry or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal. Promptly after the date hereof (and in any event within two (2) Business Days following the date hereof), the Company shall (A) request in writing that each Person that has theretofore executed a confidentiality agreement in connection with its consideration of an Acquisition Proposal or potential Acquisition Proposal promptly destroy or return to the Company all non-public information theretofore furnished by the Company or any of its Representatives to such Person or any of its Representatives in accordance with the terms of such confidentiality agreement and (B) terminate access to any physical or electronic data rooms relating to a possible Acquisition Proposal by such Person and its Representatives. From and after the date hereof until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 8.1, the Company and the Company Subsidiaries will be required to enforce, and will not be permitted to waive, terminate or modify, any provision of any standstill or confidentiality agreement that prohibits or purports to prohibit a proposal being made to the Company Board (or any committee thereof) (unless the Company Board (or a committee thereof) has determined in good faith, after consultation with its outside counsel, that failure to take such action would be inconsistent with its fiduciary duties under applicable Law).

(b) Superior Proposals. Notwithstanding anything to the contrary set forth in this Section 5.2, if at any time from and after the date hereof until the Company’s receipt of the Company Stockholder Approval, (x) the Company receives a bona fide written Acquisition Proposal from any Third Party that did not result, directly or indirectly, from a breach of this Section 5.2, and (y) the Company Board (or a committee thereof) determines in good faith (after consultation with its independent financial advisor and outside legal counsel) that (1) such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to result in a Superior Proposal and (2) the failure to take the actions in clauses (i) and (ii) below would be inconsistent with its fiduciary duties under applicable Law, then the Company and its Subsidiaries and the Company Board (or a committee thereof) may, directly or indirectly, through one or more of their Representatives, in response to such Acquisition Proposal, (i) enter into an Acceptable Confidentiality Agreement with such Third Party that has made or delivered such Acquisition Proposal (a copy of which the Company shall provide to Parent promptly

(but in no event later than forty-eight (48) hours) after execution thereof) and (ii) pursuant thereto, participate or engage in discussions, communications or negotiations with, furnish any non-public information relating to the Company or the Company Subsidiaries to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or the Company Subsidiaries to such Third Party or its Representatives and otherwise facilitate or encourage such Acquisition Proposal; provided that the Company shall provide to Parent and its Representatives any non-public information that is provided to any Third Party or its Representatives (if such information was not previously made available to Parent) prior to or substantially concurrently with (but in no event later than twenty-four (24) hours after) the time it is provided to such Third Party.

(c) No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as provided by Section 5.2(d), at no time after the date hereof and continuing until the earlier of the consummation of the Closing or the valid termination of this Agreement pursuant to Section 8.1, may the Company Board (or a committee thereof):

(i) (A) withhold or withdraw, or amend, qualify or modify in a manner adverse to Parent or Merger Sub, the Company Board Recommendation; (B) fail to publicly recommend against acceptance by the holders of Shares of a tender or exchange offer that constitutes an Acquisition Proposal within ten (10) Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act, or publicly recommend in favor of, or publicly state that it takes no position with respect to, or that it is unable to take a position with respect to, any such offer; (C) approve, endorse, recommend or otherwise declare advisable (or propose to approve, endorse, recommend or otherwise declare advisable) any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; (D) fail to include the Company Board Recommendation in the Proxy Statement; (E) within ten (10) Business Days of Parent’s written request (or, if earlier, by the second (2nd) Business Day prior to the Company Stockholders’ Meeting), fail to make or reaffirm the Company Board Recommendation following the date any Acquisition Proposal or any material modification thereto is first publicly disclosed or distributed to the stockholders of the Company, it being understood that the Company will have no obligation to take such actions on more than (x) one occasion in respect of any specific Acquisition Proposal or (y) one occasion in respect of any such material modification; or (F) publicly propose or agree to any of the foregoing (any action described in clauses (A) through (F), a “Change of Recommendation”); or

(ii) cause or permit the Company or any of the Company Subsidiaries to enter into any letter of intent, agreement in principle, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Proposal, other than an Acceptable Confidentiality Agreement entered into in accordance with Section 5.2(b) (any of the foregoing, an “Alternative Acquisition Agreement”), or publicly propose or agree to any of the foregoing.

(d) Change of Recommendation; Entry into Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Company Stockholder Approval:

(i) the Company Board may effect a Change of Recommendation in response to an Intervening Event, if the Company Board (or a committee thereof) determines in good faith (after consultation with its independent financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law (it being understood that any such determination or public disclosure thereof in and of itself shall not be deemed a Change of Recommendation) and if and only if:

(A) the Company has provided prior written notice to Parent at least five (5) Business Days (the “Event Notice Period”) in advance to the effect that the Company Board (or a committee thereof)intends to effect a Change of Recommendation pursuant to this Section 5.2(d)(i) which notice will specify the basis for such Change of Recommendation, including a description of the Intervening Event in reasonable detail;

(B) prior to effecting such Change of Recommendation, the Company and its Representatives, during such Event Notice Period, must have (A) negotiated with Parent, Merger Sub and their Representatives in good faith (to the extent that Parent and Merger Sub desire to so negotiate) to allow Parent and Merger Sub to offer such adjustments to the terms and conditions of this Agreement so that the failure to make such a Change of Recommendation in response to such Intervening Event would no longer be inconsistent with the directors’ exercise of their fiduciary duties under applicable Law; and (B) taken into account any adjustments to the terms and conditions of this Agreement proposed by Parent and Merger Sub and other information provided by Parent and Merger Sub in response to the notice described in clause (A) of this Section 5.2(d)(i), in each case, that are offered in writing by Parent and Merger Sub, no later than 11:59 p.m. (Eastern Time) on the last day of the Event Notice Period; provided that each time a material modification to the Intervening Event occurs during the Event Notice Period, the Company shall notify Parent of such modification and comply with the requirements of this Section 5.2(d)(i) and the time period set forth in the preceding clause (A) shall recommence and be extended for four (4) Business Days from the day of such notification; and

(C) following such Event Notice Period, including any subsequent Event Notice Period as provided in the final proviso of the foregoing Section 5.2(d)(i)(B), the Company Board (or a committee thereof) (after consultation with its financial advisor and outside legal counsel and taking into account Parent’s and Merger Sub’s proposed revisions to the terms and conditions of this Agreement) shall have determined that the failure of the Company Board (or a committee thereof) to make such a Change of Recommendation would be inconsistent with its fiduciary duties pursuant to applicable Law.

(ii) if the Company has received a bona fide written Acquisition Proposal from any Third Party that did not result, directly or indirectly, from a breach of Section 5.2 that the Company Board (or a committee thereof) has concluded in good faith (after consultation with its independent financial advisor and outside legal counsel) is a Superior Proposal and that the failure to take the actions in clauses (x) and (y) below would be inconsistent with its fiduciary duties under applicable Law (it being understood that any such conclusion or public disclosure thereof in and of itself shall not be deemed a Change of Recommendation), then the Company Board may (x) effect a Change of Recommendation with respect to such Superior Proposal; or (y) authorize the Company to terminate this Agreement pursuant to Section 8.1(f) to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal substantially concurrently with the termination of this Agreement; provided, however, that neither the Company Board nor any committee thereof shall take any action described in the foregoing clauses (x) or (y) unless:

(A) the Company, the Company Subsidiaries and its and their respective Representatives have complied in all but de minimis respects with their obligations pursuant to this Section 5.2 with respect to such Acquisition Proposal;

(B) (i) the Company has provided prior written notice to Parent at least five (5) Business Days in advance (the “Proposal Notice Period”) to the effect that the Company Board (or a committee thereof) (A) has received a bona fide Acquisition Proposal that has not been withdrawn; (B) has concluded in good faith that such Acquisition Proposal constitutes a Superior Proposal; and (C) intends to effect a Change of Recommendation or to terminate this Agreement pursuant to Section 8.1(f) absent any revision to the terms and conditions of this Agreement, which notice will specify the identity of the Third Party (or “group” of Third Parties) making such Acquisition Proposal, the material terms and conditions thereof and copies of all relevant documents relating to such Acquisition Proposal; and (ii) prior to effecting such Change of Recommendation or such termination, the Company and its Representatives, during the Proposal Notice Period, must have (x) negotiated with Parent, Merger Sub and their Representatives in good faith (to the extent that Parent and Merger Sub desire to so negotiate) to allow Parent and Merger Sub to offer such adjustments to the terms and conditions of this Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal; and (y) taken into account any adjustments to the terms and conditions of this Agreement proposed by Parent and Merger Sub and other information provided by Parent and Merger Sub during the Proposal Notice Period, in each case, that are offered in writing by Parent and Merger Sub, no later than 11:59 p.m. (Eastern Time) on the last day of the Proposal Notice Period; provided, however, that in the event of any material modifications to such Acquisition Proposal (which shall be deemed to include any change to the financial terms of such Acquisition Proposal) the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.2(d)(ii)(B) with respect to such new written notice (it being understood that the “Proposal Notice Period” in respect of such new written notice will be four (4) Business Days);

(C) following such Proposal Notice Period, including any subsequent Proposal Notice Period as provided in the final proviso of the foregoing Section 5.2(d)(ii)(B), the Company Board shall have concluded in good faith (after consultation with its independent financial advisor and outside legal counsel and taking into account Parent’s proposed revisions to the terms and conditions of this Agreement and any other information provided by Parent) that such Acquisition Proposal continues to constitute a Superior Proposal and that the failure to make such a Change of Recommendation with respect to such Acquisition Proposal or to terminate this Agreement pursuant to Section 8.1(f) to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal would be inconsistent with its fiduciary duties under applicable Law; and

(D) in the event of any termination of this Agreement in order to cause or permit the Company or the Company Subsidiaries to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, the Company shall have validly terminated this Agreement in accordance with Section 8.1(f).

(e) Notice. The Company shall, as promptly as reasonably practicable (and, in any event, within twenty-four (24) hours), notify Parent in writing if the Company, any Company Subsidiaries or any of their respective Representatives has received any (x) Acquisition Proposals, (y) material revision to the terms and conditions of any pending Acquisition Proposals disclosed pursuant to the foregoing clause (x), or (z) Inquiry, offer, proposal or request received by a director or executive officer of the Company for non-public information or discussions that would reasonably be expected to lead to an Acquisition Proposal. Such notice must include (i) the identity of the Third Party making such Acquisition Proposal or such Inquiries, offers or proposals; (ii) a summary of the material terms and conditions of such Acquisition Proposal or such Inquiries, offers or proposals; and (iii) copies of any material written materials provided to or by the Company or its Representatives relating thereto that set forth material terms or conditions thereof. Thereafter, the Company must keep Parent reasonably informed, on a reasonably prompt basis and as otherwise reasonably requested by Parent, of the status (and supplementally provide the material terms) of any such Acquisition Proposal or such Inquiries, offers or proposals (including any amendments thereto and any new, amended or revised written materials relating thereto provided to the Company or its Representatives) and the status of any such discussions or negotiations. Without limiting the foregoing, the Company shall promptly (and in any event within twenty-four (24) hours after such determination) inform Parent in writing if the Company determines to begin providing information or to engage in discussions or negotiations concerning an Acquisition Proposal pursuant to Section 5.2(b). The Company agrees that it shall not, and shall cause the Company Subsidiaries not to, enter into any confidentiality or other agreement subsequent to the date hereof that prohibits compliance with this Section 5.2.

(f) Certain Disclosures. Nothing in this Agreement will prohibit the Company or the Company Subsidiaries or the Company Board (or a committee thereof) from (i) taking and disclosing to the holders of Shares a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including a “stop, look and listen” communication by the Company Board (or a committee thereof) to the holders of Shares pursuant to Rule 14d-9(f) promulgated under the Exchange Act; (ii) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; or (iii) making any disclosure to the holders of Shares as required by applicable Law, regulation or stock exchange rule or listing agreement, it being understood that (1) any such statement or disclosure made by the Company Board (or a committee thereof) pursuant to this Section 5.2(f) must comply with the terms and conditions of this Agreement and will not limit or otherwise affect the obligations of the Company or the Company Subsidiaries or the Company Board and the rights of Parent under this Section 5.2, and (2) nothing in the foregoing will be deemed to permit the Company or the Company Subsidiaries or the Company Board (or a committee thereof) to effect a Change of Recommendation other than in accordance with Section 5.2(d).

(g) Breach. It is agreed and understood that any breach of this Section 5.2 by any director or officer of the Company or any Company Subsidiary or any other Representative of the Company will be deemed to be a breach of this Agreement by the Company.

Section 5.3. Proxy Statement; Company Stockholders’ Meeting.

(a) As promptly as reasonably practicable, and no later than twenty (20) Business Days, following the date of this Agreement, the Company shall prepare, in consultation with Parent, and file with the SEC the preliminary Proxy Statement. The Company shall include in the Proxy Statement (and any supplement or amendment thereto) the Company Board Recommendation (subject to Section 5.2(d)) and the written opinion of Moelis, dated prior to or as of the date of this Agreement, that, as of such date and based upon and subject to the matters set forth therein, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth therein, the Merger Consideration to be received by the holders of the Company Common Stock in the Transactions is fair, from a financial point of view, to such holders. Each of the Company and Parent shall furnish all information concerning itself and its affiliates that is required to be included in the Proxy Statement or that is customarily included in proxy statements prepared in connection with transactions of the type contemplated by this Agreement. The Company agrees that, to the extent practicable, all information relating to Parent, its affiliates and its and their respective Representatives included in the Proxy Statement shall be in form and substance satisfactory to Parent. The Company shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as reasonably practicable after its filing, including responding as promptly as reasonably practicable to any comments of the SEC with respect to the Proxy Statement. The Company shall promptly notify Parent upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement. The Company shall give Parent and its counsel a reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, prior to filing such documents with the SEC or disseminating them to Company Stockholders and a reasonable opportunity to review and comment on all responses to requests for additional information, and shall consider any comments proposed by Parent in good faith. The Company shall use its reasonable best efforts to ensure that the Proxy Statement complies as to form in all material respects with the requirements of the Exchange Act and other applicable Law.

(b) The Company will cause the definitive Proxy Statement to be mailed to the Company Stockholders as promptly as practicable, and in no event more than three (3) Business Days, after the later of (x) the expiration of the ten (10)-day waiting period provided in Rule 14a-6(a) promulgated under the Exchange Act or (y) the date on which the Company learns the SEC staff has no further comments on the Proxy Statement. Unless a Change of Recommendation has been made in accordance with Section 5.2(d), the Company shall use its reasonable best efforts to obtain the Company Stockholder Approval. The Company agrees that, unless this Agreement shall have been terminated in accordance with Section 8.1 and to the extent required by the terms and conditions of this Agreement, the Company has paid or caused to be paid to Parent the Termination Fee in accordance with Section 8.3, its obligations pursuant to this Section 5.3 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal or by the making of any Change of Recommendation.

(c) If, at any time prior to the Company Stockholders’ Meeting, any information relating to the Company, Parent or any of their respective affiliates, officers or directors should be discovered by the Company or Parent that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement would not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are or were made, not misleading, the Party that discovers such information shall promptly notify the other Parties and an appropriate amendment or supplement describing (or correcting) such information shall be prepared and, following a reasonable opportunity for the other Party (and its counsel) to review and comment on such amendment or supplement, promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the Company Stockholders.

(d) Unless this Agreement is terminated in accordance with Section 8.1 and to the extent required by the terms and conditions of this Agreement, the Company has paid or caused to be paid to Parent the Termination Fee in accordance with Section 8.3, as promptly as practicable, and in no event more than thirty-five (35) days after the expiration of the 10-day waiting period provided in Rule 14a-6(a) promulgated under the Exchange Act or the date on which the Company learns the SEC has no further comments on the Proxy Statement, the Company shall (in accordance with applicable Law, the rules of the NYSE and the Company’s organizational documents) establish a record date for, duly call, give notice of, convene (on a date which shall be selected in reasonable consultation with Parent) and hold a meeting of the Company Stockholders (the “Company Stockholders’ Meeting”) for the purpose of obtaining the Company Stockholder Approval and the Company shall submit such proposal to obtain the Company Stockholder Approval to the Company Stockholders at the Company Stockholders’ Meeting and shall not, without the prior written consent of Parent, submit any other proposals to the Company Stockholders in connection with the Company Stockholders’ Meeting (other than an advisory vote regarding merger-related compensation and a customary proposal regarding the adjournment of the Company Stockholders’ Meeting). The record date for the Company Stockholders’ Meeting shall be selected after reasonable consultation with Parent.

(e) The Company (i) shall postpone or adjourn the Company Stockholders’ Meeting at Parent’s request in one or more successive adjournments to a date as determined by the Company (provided that no such adjournment or postponement, individually or in the aggregate, shall be to a date that is more than thirty (30) days after the date on which the Company Stockholders’ Meeting was originally scheduled (excluding any adjournments or postponements required by applicable Law)) (x) if a quorum has not been established or (y) to allow reasonable additional time to solicit additional proxies if necessary in order to obtain the Company Stockholder Approval and (ii) may postpone or adjourn the Company Stockholders’ Meeting in one or more successive adjournments to a date as determined by the Company (provided that no such adjournment or postponement, individually or in the aggregate, shall be to a date that is more than thirty (30) days after the date on which the Company Stockholders’ Meeting was originally scheduled (excluding any adjournments or postponements required by applicable Law)) (w) with the consent of Parent (not to be unreasonably withheld, conditioned or delayed), (x) if a quorum has not been established, (y) after consultation with Parent, to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Company Board has determined in good faith is necessary or advisable and for such supplemental or amended disclosure to be disseminated and reviewed by the Company Stockholders prior to the Company Stockholders’ Meeting, or (z) to allow reasonable additional time to solicit additional proxies if necessary in order to obtain the Company Stockholder Approval. Notwithstanding the foregoing, the Company shall postpone or adjourn the Company Stockholders’ Meeting if and to the extent required by applicable Law.

(f) Notwithstanding any Change of Recommendation, unless this Agreement shall have been terminated in accordance with Section 8.1, this Agreement shall be submitted to the Company Stockholders at the Company Stockholders’ Meeting for the purpose of obtaining the Company Stockholder Approval, and nothing contained herein shall be deemed to relieve the Company of such obligation.

ARTICLE VI

ADDITIONAL AGREEMENTS

Section 6.1. Access; Confidentiality; Notice of Certain Events.

(a) From the date hereof until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 8.1, to the extent permitted by applicable Law, the Company shall, and shall cause each Company Subsidiary to, afford to Parent and Parent’s Representatives reasonable access during normal business hours (and upon reasonable advance notice and solely for the purposes of furthering the Transactions or transition and integration planning) to the Company’s and the Company

Subsidiaries’ offices, properties, Contracts, personnel, books and records, and during such period, the Company shall, and shall cause each Company Subsidiary to, furnish as promptly as reasonably practicable to Parent all information (financial or otherwise) concerning its business, properties, offices, Contracts and personnel as Parent may reasonably request (including information for purposes of transition and integration planning); provided, however, that Parent and Parent’s Representatives shall not conduct any sampling of the environment at any of the Owned Real Property or the Leased Real Property. Notwithstanding the foregoing, the Company shall not be required by this Section 6.1 to provide Parent or Parent’s Representatives with access to or to disclose information (i) that is prohibited from being disclosed pursuant to the terms of a confidentiality agreement with a third party entered into prior to the date hereof or after the date hereof in the ordinary course of business (provided, however, that, at Parent’s written request, the Company shall use its commercially reasonable efforts (x) to obtain the required consent of such third party to such access or disclosure or (y) to make appropriate substitute arrangements to permit reasonable access or disclosure not in violation of such prohibition), (ii) the access or disclosure of which would violate applicable Law (provided, however, that the Company shall use its commercially reasonable efforts to make appropriate substitute arrangements to permit reasonable access or disclosure not in violation of such Law) or (iii) the access or disclosure of which, in the reasonable, good faith judgment of the Company, would give rise to a material risk of the loss of any attorney client, attorney work product or other legal privilege (provided, however, that the Company shall use its commercially reasonable efforts to allow for such access or disclosure to the maximum extent that such access or disclosure would not give rise to a material risk of jeopardizing attorney client, attorney work product or other legal privilege).

Nothing in this Section 6.1 will be construed to require the Company, any Company Subsidiary or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information. Any investigation conducted pursuant to the access contemplated by this Section 6.1 will be conducted in a manner that does not unreasonably interfere with the conduct of the business of the Company or any Company Subsidiary or create a risk of damage or destruction to any property or assets of the Company or any Company Subsidiary. Any access to the properties of the Company or any Company Subsidiary will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive testing. Notwithstanding anything to the contrary in this Agreement, the Company may satisfy its obligations set forth above by electronic means if physical access is not permitted under applicable Law. All requests for access or information pursuant to this Section 6.1 shall be directed to the Chief Financial Officer of the Company, or another person designated by the Company.

(b) Each of the Company and Parent will hold, and will cause its Representatives and affiliates to hold, any nonpublic information in confidence to the extent required by and in accordance with, and will otherwise comply with, the terms of the Confidentiality Agreement.

(c) (A) Each Party (the “Receiving Party”) shall give prompt written notice to each other Party (the “Notified Party”) (i) of any notice or other communication received by the Receiving Party from any Governmental Entity in connection with this Agreement, the Transactions, including the Merger, or from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the other Transactions and (ii) of any Proceeding commenced or, to the Knowledge of the Receiving Party, threatened against the Receiving Party or any of its Subsidiaries, affiliates, directors or officers or otherwise relating to, involving or affecting the Receiving Party or any of its Subsidiaries, affiliates, directors or officers, in each case in connection with, arising from or otherwise relating to the Merger or any other Transaction, (B) the Company shall give prompt written notice to Parent upon becoming aware of the occurrence of any event or circumstance relating to it or any Company Subsidiary that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and (C) Parent shall give prompt written notice to the Company upon Parent or Merger Sub becoming aware of the occurrence of any event or circumstance relating to Parent, Merger Sub or any of their respective Subsidiaries that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; provided, however, in each case, that the delivery of any notice pursuant to this Section 6.1(c) shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date hereof or otherwise limit or affect the remedies available hereunder to, in the case of (A), the Notified Party, in the case of (B), Parent and in the case of (C), the Company.

Section 6.2. Reasonable Best Efforts.

(a) Subject to the terms and conditions of this Agreement, each Party will use (and will cause each of their respective Subsidiaries to use) its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, or causing to be done, all things necessary, proper or advisable under applicable Law to consummate the Transactions, including the Merger, as soon as practicable after the date hereof, including (i) preparing and filing or otherwise providing, in consultation with the other Party and as promptly as practicable and advisable after the date hereof, all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain (subject to the limitations in this Section 6.2) as promptly as practicable all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations, including the Governmental Consents and as required under the HSR Act, necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Transactions, including the Merger, and (ii) taking all steps as may be necessary, subject to the limitations in this Section 6.2, to obtain all such waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders and approvals. In furtherance and not in limitation of the foregoing, each Party agrees to (w) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as practicable, and in any event within twenty (20) Business Days after the execution of this Agreement (unless a later date is mutually agreed between the Parties), and to supply as promptly as reasonably practicable and advisable any additional information and documentary materials that may be requested pursuant to the HSR Act, and, subject to the limitations in this Section 6.2, use reasonable best efforts to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable, (x) act in good faith to make an appropriate filing with the applicable Governmental Entities in order to obtain the Governmental Consents with respect to the Transactions as promptly as reasonably practicable after the date hereof, and to supply as promptly as practicable and advisable any additional information and documentary materials that may be requested by such Governmental Entities pursuant to applicable Laws, (y) subject to the terms and conditions of this Agreement (including the limitations in this Section 6.2), use reasonable best efforts to take all other actions necessary to cause the expiration or termination of the applicable waiting periods or obtain the Governmental Consents under such Laws and (z) make all other necessary registrations, declarations, notifications and filings with Governmental Entities as reasonably promptly as practicable after the date hereof, and to supply as promptly as reasonably practicable and advisable any additional information and documentary materials that may be requested by such Governmental Entities under any applicable Laws. Without limiting the generality of the undertakings of Parent and Merger Sub pursuant to this Section 6.2(a) and notwithstanding anything in this Agreement to the contrary, Parent and Merger Sub will use (and will cause each of their respective Subsidiaries to use) their reasonable best efforts to take, or cause to be taken, any and all steps necessary or prudent, to avoid or eliminate each and every impediment under any applicable Law that may be asserted by any Governmental Entity or any other Person so as to enable the Parties to consummate the Transactions, including the Merger, as promptly as practicable, and in any event prior to the Outside Date, including by becoming subject to, consenting to, committing to, and/or negotiating, proposing, offering, settling, undertaking or agreeing to, or otherwise taking any action with respect to, permitting or suffering to exist, any requirement, condition, limitation, understanding, agreement or order to (A) sell, license, lease, assign, transfer, divest, encumber, hold separate or otherwise dispose of any share capital or other equity voting interests, assets, licenses, operations, rights, product lines, business or portion of business of the Company, the Surviving Corporation, Parent, Merger Sub or any Subsidiary of any of the foregoing, (B) conduct, restrict, operate, invest or otherwise change the assets, licenses, operations, rights, product lines, the business or portion of the business of the Company, the Surviving Corporation, Parent, Merger Sub or any Subsidiary of any of the foregoing in any manner, (C) impose any restriction, requirement or limitation on the freedom of actions with respect to ownership, retention, conduct, operation of, or ability to retain, or make changes in, or otherwise limit in any way any assets, licenses, operations, rights, product lines, business or portion of business, in each case, of the Company, the Surviving Corporation, Parent, Merger Sub or any Subsidiary of any of the foregoing, (D) terminate, amend or assign existing relationships and their contractual rights and obligations of the Company, the Surviving Corporation, Parent, Merger Sub or any Subsidiary of any of the foregoing, or (E) grant any right or commercial or other accommodation to, or enter into any material commercial contractual or other commercial relationship, with any third party or (F) to (i) avoid the entry of, and the commencement of litigation seeking the entry of, any injunction, temporary restraining order or other order or judgment in any suit or Proceeding by a Governmental Entity or any other person under applicable Laws, that would otherwise have the effect of materially delaying or preventing the consummation of the Merger or (ii) effect the dissolution of any such injunction restraining order or other order or judgment (any matter set forth in clauses (A) to (F), a “Remedy”); provided that any of the actions referred to above with respect to a Remedy shall be effective only on the occurrence of the consummation of the Merger; and provided, further, that nothing shall require either Parent or Merger Sub (or any of their respective affiliates) to agree or consent to (and none of the Company or any of the Company Subsidiaries may (without the prior written consent of Parent in Parent’s sole discretion) agree or consent to) any Remedy that would have or would reasonably be expected to, individually or in the aggregate, result in a material adverse effect on (1) the Company and the Company Subsidiaries taken as a whole or (2) on Parent, Company, Merger Sub, and their respective Subsidiaries, taken as a whole. Parent and Merger Sub will (and will cause their respective Subsidiaries to) oppose fully and vigorously, including by defending through litigation on the merits, any claim asserted in court by any Governmental Entity or any other person under any Law in order to avoid entry of, or to have vacated, lifted, reversed, overturned, or terminated, any order or judgment (whether temporary, preliminary or permanent) that would prevent the Closing prior to the Outside Date; provided, however, that such obligation to litigate in no way limits the obligation of each of Parent and Merger Sub to use, and cause each of its Subsidiaries to use, its and their reasonable best efforts, and to take any and all steps necessary to avoid or eliminate each and every impediment under any Law to consummate the Transactions, including the Merger prior to the Outside Date.

(b) Each of Parent and the Company shall, in connection with and without limiting the efforts referenced in Section 6.2(a) to obtain all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations for the Transactions under the HSR Act or any other applicable Law (including in connection with obtaining the Governmental Consents), (i) cooperate in all respects and consult with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, including by allowing the other Party to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions and reasonably considering in good faith comments of the other Party, (ii) promptly inform the other Party of any substantive communication received by such Party (or any of its Subsidiaries) from, or given by such Party to, the Antitrust Division of the Department of Justice (the “DOJ”), the Federal Trade Commission (the “FTC”) or any other Governmental Entity, by promptly providing copies to the other Party of any such substantive written communications (or, in the case of substantive oral communications, advising the others of the contents thereof), and of any substantive communication received or given in connection with any proceeding by a private party, in each case regarding any of the Transactions and (iii) permit the other Party to review in advance any substantive communication that it gives to, and consult with each other in advance of any meeting, substantive telephone call or conference with, the DOJ, the FTC or any other Governmental Entity, or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the DOJ, the FTC or other applicable Governmental Entity or other Person, give the other Party reasonable notice of and the opportunity to attend and participate in any in person meetings, substantive telephone calls or conferences with the DOJ, the FTC or other Governmental Entity or other Person; provided, however, that materials required to be provided pursuant to the foregoing clauses (i)-(iii) may be redacted (A) to remove references concerning the valuation of Parent, Company or any of their respective Subsidiaries, (B) as necessary to comply with contractual arrangements existing as of the date hereof, (C) as necessary to address a material risk of the loss of any attorney client, attorney work product or other legal privilege, and (D) as required by Law; provided, further, that each of Parent and the Company may, as each deems advisable and necessary, reasonably designate any non- public information or competitively sensitive material provided to the other under this Section 6.2(b) as “Antitrust Counsel Only Material,” restricted to outside legal counsel only and not to be shared with the other Party or any of its other Representatives. Subject to the obligations Parent set forth in this Section 6.2, Parent shall (i) control the strategy for obtaining any waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits and authorizations for the Transactions; and (ii) control the overall development of the positions to be taken and the regulatory actions to be requested in any filing with a Governmental Entity in connection with the Transactions and in connection with any investigation or other inquiry or litigation by or before, or any negotiations with, a Governmental Entity relating to the Transactions, including any investigation relating to the applicability of any Antitrust Law to the Transactions, and of all other regulatory matters incidental thereto; provided, in each case, that Parent shall reasonably consult in advance with, and reasonably consider in good faith the views of, the Company in Parent’s executing all decisions and responsibilities related to all matters described in clauses (i) and (ii) of this sentence (including in connection with the overall strategy and timing, strategies and decisions that are reasonably likely to result in the extension of any waiting period under the HSR Act (including by withdrawing its filing under the HSR Act) or any other applicable Laws or entering into any agreement with any Governmental Entity or Person to delay, or otherwise not to consummate as soon as practicable, the Transactions). Notwithstanding anything to the contrary set forth in this Agreement, Parent and Merger Sub shall be permitted, without the Company’s consent (it being understood that Parent and Merger Sub may exercise this right only one time and only within thirty (30) days following the initial filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions) to withdraw their filing under the HSR Act in connection with the Transactions and promptly refile the Notification and Report Form within two (2) Business Days with respect to the Transactions.

(c) Except as set forth in Section 6.2(c) of the Parent Disclosure Letter, Parent will not, and will cause its Subsidiaries not to, acquire or agree to acquire by merging or consolidating with, or by purchasing or agreeing to purchase a substantial portion of the assets of or equity in, or otherwise making any investment in, any Person, or agree to any commercial or strategic relationship with any Person, in each case, if the entering into of a definitive agreement relating to or the consummation of such acquisition, merger, consolidation, purchase, investment or commercial or strategic relationship would or would reasonably be expected to materially delay, impede or prevent the Parties from obtaining all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations for the Transactions under the HSR Act.

(d) In connection with and without limiting the foregoing, the Company shall give any notices to third parties required under Contracts, and the Company shall use, and cause each of the Company Subsidiaries to use, its commercially reasonable efforts to obtain any third party consents to any Contracts that are necessary, proper or advisable to consummate the Transactions, including the Merger. Notwithstanding anything to the contrary herein, none of Parent, the Company or any of their respective Subsidiaries shall be required to pay any consent or other similar fee, payment or consideration, make any other concession or provide any additional security (including a guaranty), to obtain such third party consents (except, in the case of the Company, if requested by Parent and either (a) reimbursed or indemnified for by Parent or (b) subject to the occurrence of the Effective Time).

(e) The Parties agree to the covenant set forth in Section 6.2(e) of the Company Disclosure Letter.

Section 6.3. Publicity. The initial press release (or releases) concerning this Agreement and the Merger will be jointly agreed by the Parties; provided, that the Company understands that a press release in Japanese language will be required pursuant to the Tokyo Stock Exchange. Thereafter, so long as this Agreement is in effect, neither the Company nor Parent, nor any of their respective Subsidiaries or affiliates, shall issue or cause the publication of any press release or other public announcement or disclosure with respect to the Merger, the other Transactions or this Agreement without the prior written consent of the other Party, unless (i) such Party determines, after consultation with outside counsel, that it is required by applicable Law or by any listing agreement with or the listing rules of a national securities exchange (including the NYSE and the Tokyo Stock Exchange) or trading market to issue or cause the publication of such press release or other public announcement or disclosure with respect to the Merger, the other Transactions or this Agreement, in which event such Party shall use commercially reasonable efforts, to provide a meaningful opportunity to the other Party to review and comment upon such press release or other announcement or disclosure in advance and shall give due consideration to all reasonable additions, deletions or changes suggested thereto; (ii) solely to the extent that such release, announcement or disclosure relates to any Proceedings between the Parties relating to this Agreement; or (iii) such release, announcement or disclosure is consistent in tone and substance with previous press releases, public disclosures or public statements made by Parent or the Company in compliance with this Section 6.3 and does not include any material information not previously set forth in such press releases, public disclosures or public statements. The restrictions of this Section 6.3 do not apply with respect to the Company to a public release, announcement or disclosure issued in connection with a Change of Recommendation or relating to a Superior Proposal or as otherwise permitted by Section 5.2, in each case, provided such public release, announcement or disclosure is made in compliance with Section 5.2, and Parent shall not be required by this Section 6.3 to obtain prior consent of the Company with respect to any public release, announcement or disclosure issued in connection with or responsive to any release, announcement or disclosure issued by the Company in connection with a Change of Recommendation or relating to a Superior Proposal or as otherwise permitted by Section 5.2.

Section 6.4. D&O Insurance and Indemnification.

(a) For six (6) years from and after the Effective Time, Parent shall, or shall cause the Surviving Corporation and its Subsidiaries to, indemnify and hold harmless all past and present directors and officers of the Company and the Company Subsidiaries (collectively, the “Indemnified Parties”) against any reasonable and documented costs or expenses (including advancing attorneys’ fees and expenses prior to the final disposition of any actual or threatened claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by applicable Law and the Company Governing Documents or the organizational documents of the applicable Company Subsidiary (as applicable) or any indemnification agreements with such Persons in existence on the date of this Agreement set forth on Section 6.4 of the Company Disclosure Letter; provided that such Indemnified Party agrees in advance to return any such funds to which a court of competent jurisdiction determines in a final, nonappealable judgement that such Indemnified Party is not ultimately entitled), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, investigation, suit or proceeding in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Merger or any of the other Transactions and any disposition of assets of the Surviving Corporation or any of the Company Subsidiaries requested by Parent that is alleged to have rendered the Surviving Corporation or any of its Subsidiaries insolvent), whether asserted or claimed prior to, at or after the Effective Time, in connection with such Persons serving as an officer, director, employee or other agent or fiduciary of the Company or any Company Subsidiary or of any other Person if such service was at the request or for the benefit of the Company or any Company Subsidiary, to the fullest extent permitted by applicable Law and to the extent provided for in the Company Governing Documents or the organizational documents of the applicable Company Subsidiary (as applicable) or any indemnification agreements with such Persons in existence on the date of this Agreement set forth on Section 6.4 of the Company Disclosure Letter. Notwithstanding anything herein to the contrary, if any Indemnified Party notifies Parent or the Surviving Corporation on or prior to the sixth (6th) anniversary of the Effective Time of a matter in respect of which such Person intends in good faith to seek indemnification pursuant to this Section 6.4, the provisions of this Section 6.4 shall continue in effect with respect to such matter until the final disposition of all claims, actions, investigations, suits and Proceedings relating thereto.

(b) For six (6) years after the Effective Time, Parent shall, or shall cause the Surviving Corporation and its Subsidiaries to (i) maintain in effect the provisions in the certificates of incorporation, bylaws, and other similar organizational documents of the Surviving Corporation and its Subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the Company Governing

Documents and the other similar organizational documents of the Company Subsidiaries, as applicable, as of the date hereof and (ii) honor and fulfill, in all respects, the obligations of the Company and the Company Subsidiaries pursuant to any indemnification agreement of the Company or a Company Subsidiary with any Indemnified Party as in existence on the date hereof, in each case, with respect to this clause (ii) regarding elimination of liability, indemnification of officers, directors and employees and advancement of expenses that are in existence on the date hereof and set forth on Section 6.4 of the Company Disclosure Letter, except to the extent that such agreement provides for earlier termination, and no such provision shall be amended, modified or repealed in any manner that would adversely affect the rights or protections thereunder of any such Indemnified Party in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Merger or any of the other Transactions).

(c) At or prior to the Effective Time, the Company shall purchase, and for a period of six (6) years after the Effective Time, the Surviving Corporation shall (and Parent will cause the Surviving Corporation to) maintain in effect, a six (6)-year prepaid “tail” policy on terms and conditions providing coverage, retentions, limits and other material terms substantially equivalent to the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company and the Company Subsidiaries with respect to matters arising at or prior to the Effective Time; provided, however, that the Company shall not commit or spend on such “tail” policy, in the aggregate, more than three hundred percent (300%) of the last aggregate annual premium paid by the Company prior to the date hereof for the Company’s current policies of directors’ and officers’ liability insurance and fiduciary liability insurance (the “Base Amount”), and if the cost of such “tail” policy would otherwise exceed the Base Amount, the Company shall be permitted to purchase, and the Surviving Corporation shall (and Parent will cause the Surviving Corporation to) be obligated to, maintain a “tail” policy with the greatest coverage available for a cost not exceeding the Base Amount from an insurance carrier with the same or better credit rating as the Company’s directors’ and officers’ liability insurance and fiduciary liability insurance carrier as of the date hereof. The Company shall in good faith cooperate with Parent prior to the Closing with respect to the procurement of such “tail” policy, including with respect to the selection of the broker, available policy price and coverage options.

(d) In the event Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving company or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 6.4. The rights and obligations under this Section 6.4 shall survive consummation of the Merger and shall not be terminated or amended in a manner that is adverse to any Indemnified Party (and such Person’s heirs or executors) without the written consent of such Indemnified Party (or such Person’s heirs or executors). The Parties acknowledge and agree that the Indemnified Parties (and such Person’s heirs or executors) shall be third party beneficiaries of this Section 6.4, each of whom may fully enforce the provisions thereof as if such Person was a Party. The rights of the Indemnified Parties (and such Person’s heirs and executors) pursuant to this Section 6.4 shall be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Company Governing Documents, (ii) the organizational documents of any Company Subsidiary, (iii) any indemnification agreements between such Persons and the Company or any Company Subsidiary set forth on Section 6.4 of the Company Disclosure Letter and (iv) applicable Law (whether at law or in equity). The obligations of the Surviving Corporation, Parent and their respective Subsidiaries pursuant to this Section 6.4 are joint and several.

Section 6.5. Takeover Statutes. The Company shall use its commercially reasonable efforts (a) to take all action necessary so that no Takeover Statute and no takeover or anti-takeover provision in the Company Governing Documents is or becomes applicable to the Merger or any of the other Transactions and (b) if any such Takeover Statute or any takeover or anti-takeover provision in the Company Governing Documents is or becomes applicable to any of the foregoing, to take all action necessary so that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Statute or takeover or anti-takeover provision in the Company Governing Documents on the Merger and the other Transactions. No Change of Recommendation shall change, or be deemed to change, or permit the Company or the Company Board to change, in any manner or respect, the approval of the Company Board for purposes of causing any Takeover Statute or any takeover or anti-takeover provision in the Company Governing Documents to be inapplicable to the Merger or any of the other Transactions.

Section 6.6. Obligations of Merger Sub and the Surviving Corporation. Parent shall take all action necessary to cause Merger Sub and, following the Closing, the Surviving Corporation to perform their respective obligations under this Agreement and to consummate the Transactions, including the Merger, upon the terms and subject to the conditions set forth in this Agreement. Each of Parent and Merger Sub will be jointly and severally liable for any violation of this Agreement by either Parent or Merger Sub (or, following the Closing, the Surviving Corporation) or any other failure by Parent or Merger Sub (or, following the Closing, the Surviving Corporation) to perform and discharge any of their respective covenants, agreements and obligations under this Agreement.

Section 6.7. Employee Matters.

(a) Effective as of the Effective Time and through December 31, 2027, Parent shall provide, or shall cause the Surviving Corporation to provide, to each employee of the Company and Company Subsidiaries who continues to be employed by Parent or any Parent Subsidiary (each, a “Continuing Employee”), (i) a base wage rate or base salary that is no less favorable than the base wage rate or base salary applicable to such Continuing Employee immediately prior to the Effective Time, (ii) target equity or equity-based incentive opportunities that are no less favorable than those in effect for such Continuing Employee immediately prior to the Effective Time (provided that, in lieu of equity or equity-based incentive compensation opportunities, Parent may instead provide such Continuing Employee with equivalent cash-based incentive compensation opportunities), (iii) employee benefits (including cash bonus opportunities, defined contribution plans, health and welfare benefits, but excluding change in control or retention bonuses, severance, defined benefit pension or post-employment benefits) that are no less favorable, in the aggregate, than those in effect for such Continuing Employee immediately prior to the Effective Time, and (iv) severance and termination pay and benefits, as applicable, that are no less favorable than the severance and termination pay and benefits that would have been available to such Continuing Employee upon a termination of employment under the same circumstances immediately prior to the Effective Time (as adjusted to reflect post-Closing increases in compensation and benefits levels).

(b) For all purposes under the employee benefit plans of the Surviving Corporation, Parent, or a Parent Subsidiary after the Effective Time (the “New Plans”), Parent shall or shall cause its affiliates to use commercially reasonable efforts to credit each Continuing Employee, subject to applicable Law and applicable Tax qualification requirements, with his or her years of service with the Company and the Company Subsidiaries and their respective predecessors before the Effective Time, to the same extent as such Continuing Employee was entitled, before the Effective Time, to credit for such service under any similar Company Benefit Plan in which such Continuing Employee participated or was eligible to participate immediately prior to the Effective Time; provided that the foregoing shall not apply to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, Parent shall or shall cause its affiliates to use commercially reasonable efforts to (i) cause each Continuing Employee to be immediately eligible to participate, without any waiting time, in any New Plans to the extent that coverage under such New Plan is of the same type as the Company Benefit Plan in which such Continuing Employee participated immediately before the Effective Time (such plans, collectively, the “Old Plans”), and (ii) (A) for purposes of each New Plan providing medical, dental, pharmaceutical or vision benefits to any Continuing Employee, cause all waiting periods, preexisting condition exclusions, evidence of insurability requirements, and actively-at-work requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents, unless such conditions would not have been waived under the Old Plan in which such Continuing Employee participated immediately prior to the Effective Time and (B) cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(c) If the Effective Time occurs following the end of the Company’s 2026 fiscal year but prior to the date on which amounts payable pursuant to any bonus or incentive plans maintained by the Company or any Company Subsidiary (the “Bonus Plans”) with respect to the Company’s 2026 fiscal year would be paid to such Continuing Employee in the ordinary course, then immediately prior to the Effective Time, the Company shall pay to each Continuing Employee who is then participating in any Bonus Plans, the amount of such annual bonuses payable pursuant to the Bonus Plans determined in accordance with the terms of the Bonus Plans by the Company’s Compensation Committee.

(d) If, at least ten (10) Business Days prior to the Effective Time, Parent provides written notice to the Company directing the Company to terminate any Company Benefit Plan that is intended to qualify under Section 401(a) of the Code (each a “Company 401(k) Plan”), to the extent permitted by applicable Law and the terms of the applicable plan or arrangement, the Company shall terminate any such Company 401(k) Plan effective as of the day immediately preceding the day on which the Effective Time occurs, but subject to the occurrence of the Effective Time. In the event that Parent requests that any Company 401(k) Plan be terminated, to the extent permitted by applicable Law and the terms of the applicable New Plan, Parent shall provide that each Continuing Employee who elects to make an eligible rollover distribution shall be permitted to roll over such eligible rollover distribution (including outstanding loans) into an account under a 401(k) plan maintained by Parent or a Parent Subsidiary. The Company shall provide Parent with evidence that such Company 401(k) Plan has been terminated pursuant to resolution of the Company Board at least two (2) Business Days prior to the day on which the Effective Time occurs and take such other actions in furtherance of terminating any such Company 401(k) Plan as Parent may reasonably require; provided that, prior to amending or terminating any Company 401(k) Plan, the Company shall provide Parent with the form and substance of any applicable resolutions or amendments for review and approval (which approval shall not be unreasonably withheld, conditioned or delayed).

(e) Nothing in this Agreement shall confer upon any Continuing Employee any right to continue in the employ or service of Parent, the Company or their respective affiliates, or shall interfere with or restrict in any way the rights of Parent or any affiliate of Parent, which rights are hereby expressly reserved, to discharge or terminate the services of any Continuing Employee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between Parent, the Company and of their respective affiliates and the Continuing Employee or any severance, benefit or other applicable plan or program covering such Continuing Employee. Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 6.7 shall (i) be deemed or construed to be an amendment or other modification of any Company Benefit Plan or employee benefit plan of Parent, Merger Sub or their respective affiliates, or (ii) limit in any way the right of Parent or any of its affiliates to establish, amend, modify or terminate any Company Benefit Plan, Old Plan or other employee benefit or compensation plan, program, policy, practice, contract, agreement or arrangement at any time, or (iii) create any third-party rights in any current or former Service Providers (or any beneficiaries or dependents thereof).

Section 6.8. Rule 16b-3. Prior to the Effective Time, the Company shall take all such steps as may be reasonably necessary or advisable to cause any dispositions of Company equity securities (including derivative securities) pursuant to the Transactions by each individual who is a director or officer of the Company subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 6.9. Stockholder Litigation. The Company shall provide Parent prompt notice (and in any event within forty-eight (48) hours) of any litigation brought by any Company Stockholder or purported stockholder of the Company against the Company, any of the Company Subsidiaries or any of their respective directors or officers relating to the Merger or any of the other Transactions or this Agreement, and shall keep Parent reasonably and promptly informed with respect to the status thereof. The Company shall give Parent the opportunity to participate (at Parent’s expense) in the defense or settlement of any such litigation and reasonably cooperate with Parent in conducting the defense or settlement of such litigation, and no such settlement shall be agreed without Parent’s prior written consent, which consent shall not be unreasonably withheld or delayed. For purposes of this Section 6.9, “participate” and “cooperate” means that Parent will be kept promptly apprised of all significant developments (including reasonably promptly furnishing Parent with copies of significant communications received or documents filed), proposed strategy and other significant decisions with respect to such litigation (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), will be provided with a reasonable opportunity to review and comment on any significant filings, notifications, significant communications, submissions or other materials, and Parent may offer comments or suggestions with respect to such litigation and materials (and the Company shall consider in good faith such comments or suggestions) but will not be afforded any decision-making power or other authority over such litigation except for the settlement or compromise consent set forth above. In the event of, and to the extent of, any conflict or overlap between the provisions of this Section 6.9 and Section 5.1, the provisions of this Section 6.9 shall control.

Section 6.10. Delisting. Prior to the Effective Time, the Company and, following the Effective Time, Parent and the Surviving Corporation, shall use commercially reasonable efforts to take, or cause to be taken, all actions reasonably necessary pursuant to applicable Law and the rules and regulations of NYSE to delist the Company Common Stock from the NYSE as promptly as practicable after the Effective Time and to suspend its registration under the Exchange Act as promptly as practicable after such delisting.

Section 6.11. Director Resignations. Except as otherwise requested by Parent, prior to the Closing, the Company shall use its reasonable best efforts to cause to be delivered to Parent resignations executed by each director of the Company in office as of immediately prior to the Effective Time and effective upon the Effective Time; provided, that such resignations shall not in any way affect the entitlement to, treatment, forfeiture, vesting or receipt of any Company Equity Awards held by such directors or any other compensation arrangements with such directors.

Section 6.12. Treatment of Company Indebtedness.

(a) From and after the date hereof until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, upon the written request of Parent, the Company shall, shall cause the Company Subsidiaries to, and shall use commercially reasonably efforts to cause its and their respective Representatives to (to the extent appropriate), at the sole cost and expense of Parent, reasonably cooperate with Parent in connection with amending the Company Debt Agreements to allow the Surviving Corporation to maintain the Company Debt Agreements following the Effective Time (the “Debt Transaction”), including, but not limited to (i) executing and delivering, or causing to be executed and delivered, at or prior to the Effective Time, such documents or instruments required for the Debt Transaction, (ii) obtaining consents to the Transactions required under the Company Debt Agreements, (iii) obtaining any amendments or waivers in respect of the applicable change of control, assumption and similar provisions under the Company Debt Agreements and (iv) obtaining any amendments or waivers to the terms of the Company Debt Agreements to accommodate Parent’s ownership, organizational and tax structure, in each case, on such terms and conditions as may be reasonably specified by Parent in writing and which shall be conditioned on and effective as of (or, to the extent agreed by the Company, prior to) the Closing. The Company hereby authorizes Parent and its Representatives to contact lenders and counterparties under the Company Debt Agreements and their respective servicers, counsel and other consultants in connection with the Debt Transaction; provided that Parent provide the Company reasonable prior written notice of any such substantive contact and provide the Company or its Representatives the opportunity to attend (whether by telephone, videoconference or in person) any such substantive contact. Without limiting the obligations set forth in this Section 6.12(a), the Parties acknowledge and agree that the receipt of any consent, approval, waiver or amendment shall not be a condition to any Party’s obligations under this Agreement (including Parent’s obligation to effect the Closing).

(b) If the Debt Transaction has not been consummated, and is reasonably expected not to be consummated prior to the Closing Date, at the written request of Parent at least ten (10) Business Days prior to the Closing Date, the Company shall (and, if applicable, shall cause the Company Subsidiaries to) deliver all notices and take all other actions required to facilitate at or prior to the Effective Time the termination of all commitments outstanding under the Company Debt Agreements, the repayment in full of all obligations outstanding thereunder (other than contingent and expense reimbursement obligations not then due and payable, letters of credit and other similar obligations that will be collateralized or back stopped and hedging agreements that survive termination of the Company Debt Agreements in accordance with their terms), the release of all Liens securing such obligations, and the release of all guarantees in connection therewith; provided, however, that neither the Company nor the Company Subsidiaries shall be required to take any such action that is not conditioned upon the occurrence of the Closing. In furtherance and not in limitation of the foregoing, if requested by Parent pursuant to this Section 6.12(b), the Company shall, and shall cause the Company Subsidiaries to, (A) use commercially reasonable efforts to deliver to Parent at least three (3) Business Days prior to the Closing Date, a draft payoff letter and draft related release documentation and (B) deliver to Parent on or prior to the Closing Date, an executed payoff letter and, if applicable, executed related release documentation, in each case, with respect to the Company Debt Agreements (the “Payoff Letter”) in form and substance reasonably satisfactory to Parent and customary for transactions of this type, from the Persons (or the applicable agent on behalf of the Persons) to whom such Indebtedness is owed, which Payoff Letter together with any related release documentation shall, among other things, include the payoff amount and provide that all guarantees and Liens granted in connection therewith relating to the assets, rights and properties of the Company and the Company Subsidiaries securing such Indebtedness and any other obligations secured thereby, shall, upon the payment of the amount set forth in the Payoff Letter at or prior to the Effective Time, be released and terminated.

(c) Upon written request of Parent, the Company shall, shall cause the Company Subsidiaries to, and shall use commercially reasonable efforts to cause its and their respective Representatives to, as applicable, in cooperation with Parent, (i) solicit any consent deemed appropriate by Parent from the holders of the Company’s outstanding senior notes (the “Company Notes”) to amend the applicable indentures (each, an “Indenture”) governing such Company Notes (each, a “Consent Solicitation”) (which shall not require any payment by the Company or the Company Subsidiaries), (ii) execute and deliver or cause to be executed and delivered, at or prior to the Effective Time, such documents, instruments, supplemental indentures and/or notices as may be required under the Company Notes pursuant to the Indentures as a direct result of the Merger or any Consent Solicitation (collectively, the “Notes Transactions”) and use commercially reasonable efforts to obtain the execution of such instruments by the other parties required to execute such instruments and (iii) provide all assistance and take any actions reasonably requested by Parent that are customary or necessary in connection with the foregoing (including delivering and using commercially reasonable efforts to cause counsel for the Company to deliver, as applicable, to the trustee under the Indentures and/or the holders of the Company Notes customary officer’s certificates, supplemental indentures and legal opinions)). The Company hereby authorizes Parent and its Representatives to contact the trustee with respect to each series of Company Notes, The Depository Trust Company, holders of Company Notes and counterparties under the Indentures and their respective counsel and other advisors in connection with the Notes Transactions; provided that Parent provide the Company reasonable prior written notice of any such substantive contact and provide the Company or its Representatives the opportunity to attend (whether by telephone, videoconference or in person) any such substantive contact. Notwithstanding anything in this Section 6.12(c) to the contrary, Parent shall be solely responsible for preparing or causing to prepare drafts of all notices, documents, instruments, supplemental indentures or other materials contemplated by this Section 6.12(c) in connection with the Notes Transactions and for all costs and expenses incurred in connection with obligations contemplated hereby and will provide or cause to be provided such drafts to the Company for execution and delivery pursuant to this Section 6.12(c). Prior to the Effective Time, the Company shall not amend, modify or supplement any Indenture without the prior written consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed. Without limiting the obligations set forth in this Section 6.12(c), the Parties acknowledge and agree that the receipt of any consents of holders of the Company Notes in connection with the Notes Transactions shall not be a condition to any Party’s requirement to effect the Closing.

Section 6.13. Financing Cooperation.

(a) Prior to the Effective Time, the Company shall, and shall cause the Company Subsidiaries to, and shall use its reasonable best efforts to cause its and their Representatives to, provide all customary cooperation and all customary financial information, in each case that is reasonably requested by Parent in connection with the Debt Financing (it being understood that the receipt of the Debt Financing is not a condition to the Closing), including using commercially reasonable efforts to: (i) provide all information reasonably requested by Parent and the Financing Parties (or any replacement thereof) of the type that is customarily used in marketing materials for financing transactions comparable to the Debt Financing, (ii) designate members of senior management of the Company to provide such cooperation in connection with the Debt Financing as is reasonably requested, at reasonable times to be mutually agreed, by Parent and the Financing Parties, (iii) provide reasonable cooperation with the due diligence efforts of the Financing Parties to the extent reasonable and customary, including delivery to Parent and the Financing Parties of such due diligence materials as are reasonably available and reasonably requested by Parent and (iv) so long as drafts thereof are provided to the Company and its Representatives, assist in the preparation, of definitive financing documents as may be required by the Financing, and other customary documents as may be reasonably requested by Parent (including loan agreements, guarantees, as applicable); provided that in no event shall any of the foregoing be effective until as of immediately after the Closing; provided, however, that (A) no such cooperation shall be required to the extent it would (I) unreasonably disrupt the conduct of the Company’s business or create an unreasonable risk of damage or destruction to any property or assets of the Company or the Company Subsidiaries, (II) require the Company or the Company Subsidiaries to incur any fees, expenses or other liability prior to the Effective Time for which it has not received prior or simultaneous reimbursement or is not otherwise indemnified by or on behalf of Parent in accordance with Section 6.13(d) and Section 6.13(e), (III) be reasonably expected to cause any director, officer or employee of the Company or any Company Subsidiary to incur any personal liability, (IV) except for the Debt Transaction and the Notes Transaction, require the Company to waive, amend or violate any terms of this Agreement or the Company Debt Agreements or the Indenture, (V) require the Company to provide any information that is prohibited or restricted by applicable Law or would give rise to a material risk of the loss of any attorney client or other legal privilege or consists of attorney work product (provided, however, (X) that except with respect to attorney work product, the Company shall use its reasonable best efforts to make appropriate substitute arrangements to permit reasonable disclosure not in violation of Law or to allow for such access or disclosure to the maximum extent that does not give rise to a material risk of the loss of such privilege and (Y) that the Company shall use its reasonable best efforts to provide all documentation and other information required by Japanese bank regulatory authorities under applicable “know-your-customer” provisions of Anti-Money Laundering Laws, relating to the Company and the Company Subsidiaries at least three (3) Business Days prior to Closing, in each case as reasonably requested (in English) by Parent at least eight (8) Business Days prior to Closing), (VI) conflict with or violate or that would reasonably be expected to conflict with, or result in a violation of, the Company Governing Documents or the organizational or governing documents of any Company Subsidiary or result in, prior to the Effective Time, the contravention of, or that would reasonably be expected to result in, prior to the Effective Time, a violation or breach of, or default under, any Contract to which the Company or any Company Subsidiary is a party, (VII) that would unreasonably disrupt the conduct of the Company’s business, (VIII) require the Company, any Company Subsidiary or their counsel to provide any legal opinion or certificate (including any solvency certificate) in connection with the Financing or (IX) require the preparation or delivery of any financial statements or other financial data that are not prepared in the ordinary course of its financial reporting practice; it being understood and agreed that under no circumstances shall the Company and its Subsidiaries be required to provide projections, estimates or pro forma financial information, including any pro forma cost savings, synergies, capitalization or other pro forma adjustments to be incorporated into any pro forma financial information, all of which shall be the responsibility of Parent and Merger Sub; and (B) the Company and the Company Subsidiaries shall not be required to (I) enter into or approve any agreement or other documentation, or agree to any change or modification of any existing agreement or other documentation that would be effective prior to the Effective Time or (II) provide any indemnity prior to the Effective Time.

(b) The Company hereby consents to the reasonable use of the Company’s and the Company Subsidiaries’ trademarks, service marks and logos solely in connection with the financing for the Transactions; provided that such trademarks, service marks and logos (i) are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or the reputation or goodwill of the Company or the Company Subsidiaries and (ii) are used solely in connection with the Financing or a description of the Company, its business and products or the Merger.

(c) All non-public or other confidential information provided by the Company or any of its Representatives pursuant to this Agreement will be kept confidential in accordance with the Confidentiality Agreement, except that Parent will be permitted to disclose such information to any Financing Parties so long as such Persons (i) agree to be bound by the Confidentiality Agreement as if parties thereto; or (ii) are subject to other confidentiality undertakings reasonably satisfactory to the Company and of which the Company is a beneficiary and entitled to enforce.

(d) Parent shall promptly, upon written request by the Company, reimburse the Company for all reasonable and documented out-of-pocket expenses (including (A) reasonable and documented out-of-pocket attorneys’ fees and (B) reasonable and documented out-of-pocket expenses of the Company’s accounting firms engaged to assist in connection with the Financing) incurred by the Company or any Company Subsidiary or their respective Representatives in connection with the cooperation of the Company and the Company Subsidiaries and Representatives contemplated by this Section 6.13.

(e) Parent shall indemnify and hold harmless the Company, the Company Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees), interest, awards, judgments, penalties and amounts paid in settlement suffered or incurred by them in connection with the arrangement of the Financing (including the performance of their respective obligations under, or the taking of or refraining from any action in accordance with, this Section 6.13); except to the extent such liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments, penalties or amounts paid in settlement arise from (x) the gross negligence, bad faith or willful misconduct of the Company, the Company Subsidiaries or any of their respective Representatives or (y) a Willful and Material Breach by the Company, the Company Subsidiaries or any of their respective Representatives.

(f) Except as set forth in the Debt Commitment Letter, in no event will Parent or any of their respective affiliates (which for this purpose will be deemed to include the financing sources or potential financing sources of Parent and its affiliates) enter into any Contract (i) awarding any agent, broker, investment banker or financial advisor any financial advisory role on an exclusive basis in connection with the Merger or other Transactions (other than the appointment of titles and roles as set forth in the Debt Commitment Letter); or (ii) expressly prohibiting any bank, investment bank or other potential provider of debt financing from providing or seeking to provide debt financing or financial advisory services to any Person, in each case in connection with a transaction relating to the Company or any Company Subsidiary.

(g) The Parties acknowledge and agree that obtaining the Financing is not a condition to the Closing. If the Financing has not been obtained, Parent and Merger Sub will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Section 7.1 and Section 7.2, to consummate the Transactions, including the Merger. Notwithstanding anything to the contrary in this Agreement, the Company’s breach of any of the covenants required to be performed by it under Section 6.12(a), Section 6.12(c) or Section 6.13 shall not be considered in determining the satisfaction of the condition set forth in Section 7.2(b), unless such breach is a Willful and Material Breach.

Section 6.14. Parent Voting. A wholly owned Parent Subsidiary, in its capacity as the sole stockholder of Merger Sub, has duly executed and delivered to Merger Sub a written consent approving the Merger and adopting this Agreement in accordance with the DGCL, which consent shall, by its terms, become effective immediately following the execution and delivery of this Agreement. Such consent shall not be modified or rescinded.

Section 6.15. Control of the Company’s Operations. Nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, rights to control or direct the operations of the Company prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its operations and those of its Subsidiaries for all purpose.

Section 6.16. Financing

(a) On or prior to the Effective Time, Parent shall use its reasonable best efforts to take, or cause to be taken, all actions, and use its reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the Debt Financing on the conditions set forth in the Debt Commitment Letter including using (and causing its controlled affiliates to use) their respective reasonable best efforts to: (i) comply with and maintain in full force and effect the Debt Commitment Letter, (ii) negotiate, enter into and deliver (and cause its controlled affiliates to negotiate, enter into and deliver) definitive agreements with respect to the Debt Financing on the terms and conditions set forth in the Debt Commitment Letter (including any “flex” provisions applicable to the Debt Financing), or on such other terms and conditions, subject to Section 6.16(b), satisfactory to Parent or otherwise not less favorable to Parent and its controlled affiliates (as determined by Parent in good faith) than the terms and conditions contained in the Debt Commitments Letter, which definitive agreements shall be in effect no later than the Closing, (iii) satisfy, at or prior to the Closing, all conditions to the availability of the Debt Financing to the extent within Parent’s or its controlled affiliates’ control and assist in the satisfaction of all other conditions to the Debt Financing and the definitive agreements entered into with respect to the Debt Commitment Letter, (iv) upon satisfaction of the conditions set forth in the Debt Commitment Letter (other than those to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing), to consummate the Debt Financing at Closing and (v) enforce their rights under the Debt Commitment Letter and the definitive agreements related to the Debt Financing.

(b) In furtherance and not in limitation of the foregoing, Parent undertakes not to agree to (A) any amendment (I) to the Debt Commitment Letter that would reduce the amount of the Debt Financing provided thereunder to an amount less than Parent, Merger Sub or any of their respective Subsidiaries would need, together with all other sources of funding available to them, to fund the Financing Amounts by the Effective Time, (II) to the conditions to the funding of the Debt Financing thereunder in a manner that would reasonably be expected to impair, prevent or materially delay the consummation of the Transactions or (III) adversely impact the ability of Parent to enforce its rights against the sources of the Debt Financing or any of the other parties to the Debt Commitment Letter or the definitive agreements with respect to the Debt Financing or (B) the termination of the Debt Commitment Letter to the extent doing so would reasonably be expected to prevent or materially delay or impair the consummation of the Transactions, including the ability to timely pay all amounts payable pursuant to Article II and other amounts payable under or in connection with this Agreement, including the Financing Amounts; provided, that notwithstanding the foregoing, Parent shall be permitted to amend the Debt Commitment Letter to (x) correct any ambiguity, mistake, defect, inconsistency, obvious error or any error or omission of a technical nature or (y) add (or assign or reassign commitments and roles to) lenders, agents, co-agents, arrangers, bookrunners, managers or other roles under the Debt Commitment Letter, in each case, provided such correction or addition will not in any way prevent or materially delay or impair the consummation of the Transactions or reduce the amount of the Debt Financing. In the period between the date of this Agreement and the Effective Time, Parent shall (i) reasonably promptly, upon written request from the Company, provide the Company updates about the preparation of the financing of the Transactions and (ii) reasonably promptly keep the Company reasonably informed after becoming aware of any circumstance or event which would reasonably be expected to impair, prevent or materially delay the ability of Parent or Merger Sub to obtain, funds sufficient to fund the Financing Amounts by the Effective Time or to effect the Closing and the other transactions contemplated by this Agreement.

(c) In the event that all or any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter, Parent and Merger Sub shall, and shall cause Parent and its respective controlled affiliates to, promptly after the occurrence of such event notify the Company in writing thereof and promptly after the occurrence of such event, (A) use their respective reasonable best efforts to arrange and obtain alternative debt financing from the same or alternative financial institutions in an amount sufficient to enable Parent and Merger Sub to consummate the Transactions in accordance with the terms of this Agreement, on terms and conditions, taken as a whole, no less favorable to Parent and Merger Sub (as determined by Parent in good faith) than the terms and conditions set forth in the then applicable Debt Commitment Letter, that does not impose any additional conditions or contingencies or other terms that would not be permitted in an amendment under Section 6.16(b) without the Company’s consent, as promptly as practicable, following the occurrence of such event (the “Alternative Financing”) and (B) obtain and deliver a debt commitment letter to the Company with respect to such Alternative Financing, including true, correct and complete copies of any related executed fee letters, engagement letters or other agreements (provided, that such fee letters may be redacted in the same manner as permitted by Section 4.10(c)) (collectively, including all exhibits, schedules, amendments, supplements, modifications and annexes thereto, a “New Debt Commitment Letter”). For purposes of this Agreement, references to “Debt Financing” shall include the financing contemplated by the Debt Commitment Letter to the extent not superseded by commitments for any Alternative Financing or any New Debt Commitment Letter, as the case may be, at the time in question and any Alternative Financing and New Debt Commitment Letter to the extent then in effect and permitted by this Section 6.16(c), and references to “Debt Commitment Letter” or “Debt Financing” shall include such documents (or commitments or financing sources, as applicable) in connection with any Alternative Financing and New Debt Commitment Letter to the extent then in effect and permitted by this Section 6.16(c).

ARTICLE VII

CONDITIONS TO CONSUMMATION OF THE MERGER

Section 7.1. Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of each Party to consummate the Merger shall be subject to the satisfaction of each of the following conditions, any of which may be waived in whole or in part by Parent, Merger Sub and the Company to the extent permitted by applicable Law:

(a) Company Stockholder Approval. The Company Stockholder Approval shall have been obtained.

(b) Other Approvals. The applicable waiting period (and extensions thereof) applicable to the Transactions under the HSR Act shall have expired or been terminated.

(c) No Legal Prohibition. No Governmental Entity of competent jurisdiction shall have (i) enacted, issued or promulgated any Law after the date of this Agreement that is in effect as of the Closing Date or (ii) issued or granted any order or injunction (whether temporary, preliminary or permanent) after the date of this Agreement that is in effect as of the Closing, in each case, which has the effect of restraining, enjoining or otherwise prohibiting the consummation of the Merger.

Section 7.2. Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger shall be subject to the satisfaction of each of the following conditions, any of which may be waived in whole or in part by Parent and Merger Sub to the extent permitted by applicable Law:

(a) Representations and Warranties. Each representation and warranty of the Company

(i) contained in the first, fourth and fifth sentences of Section 3.1(a) (Qualification, Organization), Section 3.2(c) (but with respect to the first sentence of Section 3.2(c), only to the extent relating to the capital stock or other equity interests of the Company Subsidiaries) (Capitalization), Section 3.2(d) (Capitalization), Section 3.2(e) (Capitalization), Section 3.3 (Corporate Authority), Section 3.22 (Opinion of Financial Advisor), Section 3.23 (Takeover Statutes; Anti-Takeover Laws), and Section 3.25 (Finders and Brokers), that (A) are not qualified by Company Material Adverse Effect or other materiality qualifications will be true and correct in all material respects as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all material respects as of such date or time); and (B) that are qualified by Company Material Adverse Effect or other materiality qualifications will be true and correct in all respects as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all respects as of such date or time);

(ii) contained in Section 3.2(a) (Capitalization) and the first sentence of Section 3.2(c) (Capitalization) (only to the extent relating to the capital stock or other equity interests of the Company) shall be true and correct in all respects (except for any inaccuracies that are de minimis in nature and amount relative to the total fully diluted equity capitalization of the Company), as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all respects (except for any inaccuracies that are de minimis in nature and amount) as of such date or time);

(iii) contained in Section 3.8(a) (Absence of Certain Changes or Events) shall be true and correct in all respects as of the Closing Date as though made on the Closing Date; and

(iv) otherwise set forth in Article III, without giving effect to any qualifications as to materiality or Company Material Adverse Effect or other similar qualifications contained therein, shall be true and correct in all respects as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all respects as of such date or time), except, with respect to this clause (iv), as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Performance of Obligations of the Company. The Company shall have performed and complied in all material respects with all obligations, covenants and agreements required to be performed or complied with by it under this Agreement at or prior to the Closing.

(c) No Company Material Adverse Effect. Since the date of this Agreement, no Company Material Adverse Effect shall have occurred.

(d) Company Officer’s Certificate. The Company shall have delivered to Parent a certificate, dated the Closing Date and signed by an executive officer of the Company, certifying to the effect that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.

Section 7.3. Conditions to Obligations of the Company. The obligations of the Company to consummate the Merger shall be subject to the satisfaction of each of the following conditions, any of which may be waived in whole or in part by the Company to the extent permitted by applicable Law:

(a) Representations and Warranties. Each representation and warranty of Parent and Merger Sub contained in Article IV, without giving effect to any qualifications as to materiality or Parent Material Adverse Effect or other similar qualifications contained therein, shall be true and correct as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct as of such date or time), and except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(b) Performance of Obligations of Parent. Parent and Merger Sub shall have performed or complied in all material respects with all obligations, covenants and agreements required to be performed or complied with by them under this Agreement at or prior to the Closing.

(c) Parent Officer’s Certificate. Parent shall have delivered to the Company a certificate, dated the Closing Date and signed by an authorized signatory of Parent, certifying to the effect that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

ARTICLE VIII

TERMINATION

Section 8.1. Termination. This Agreement may be terminated, and the Merger and the other Transactions may be abandoned at any time prior to the Effective Time as follows:

(a) By mutual written consent of Parent and the Company;

(b) By either the Company or Parent, if the Company Stockholder Approval shall not have been obtained upon a vote taken at the Company Stockholders’ Meeting or any adjournment or postponement thereof at which a vote on the adoption of this Agreement is taken;

(c) By either the Company or Parent, if any court of competent jurisdiction or other Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any final and non-appealable order, injunction, decree, judgement, directive or ruling after the date of this Agreement that is in effect, which permanently restrains, permanently enjoins or otherwise permanently prohibits or makes illegal the consummation of the Merger; provided, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to any Party whose failure to perform any of its obligations under this Agreement (including under Section 6.2) is the primary cause of, or resulted in, the enactment or issuance of any such order, injunction, decree, judgement, directive or ruling;

(d) By either the Company or Parent, if the Effective Time shall not have occurred on or before 11:59 p.m. Eastern Time, on the date that is six (6) months after the date of this Agreement (the “Initial Outside Date,” and such date as extended in accordance with this Section 8.1(d), the “Outside Date”); provided, that absent written notice to the contrary of (i) the Company to Parent or (ii) Parent to the Company, in each case, before 11:59 p.m. Eastern Time, on the Initial Outside Date, such date shall be automatically extended by three (3) months, to a date no later than the date that is nine (9) months after the date hereof, if the condition set forth in Section 7.1(b) or Section 7.1(c) (to the extent related to the HSR Act or the Governmental Consents) shall not have been satisfied as of the close of business on the Business Day immediately prior to the Initial Outside Date; provided, further, that neither the Company nor Parent shall be permitted to terminate this Agreement pursuant to this Section 8.1(d) if there has been any material breach by such Party of its representations, warranties or covenants contained in this Agreement, and such breach has been the primary cause of or primarily resulted in the failure of the Closing to have occurred prior to the Outside Date (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of the foregoing proviso);

(e) By Parent, at any time prior to the receipt of the Company Stockholder Approval, if the Company Board shall have effected a Change of Recommendation;

(f) By the Company, at any time prior to the receipt of the Company Stockholder Approval, in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal; provided, however, that (i) the Company has complied in all but de minimis respects with Section 5.2 with respect to such Superior Proposal, including that the Company Board has determined that an Acquisition Proposal constitutes a Superior Proposal, (ii) the Company substantially concurrently with the termination enters into the Alternative Acquisition

Agreement related to such Superior Proposal and (iii) the Company shall prior to or substantially concurrently with (and as a condition to) such termination pay the Termination Fee to or for the account of Parent pursuant to Section 8.3;

(g) By Parent, at any time prior to the Effective Time, if: (i) there has been a breach by the Company of its representations, warranties or covenants contained in this Agreement, in each case, where such breach would result in the failure of any condition to the Merger contained in Section 7.2(a) or Section 7.2(b) to be satisfied, (ii) Parent shall have delivered to the Company written notice of such breach and Parent’s intention to terminate this Agreement pursuant to this Section 8.1(g) if such breach has not been cured prior to such termination, and (iii) such breach is not capable of cure in a manner sufficient to allow satisfaction of the conditions in Section 7.2(a) or Section 7.2(b) prior to the Outside Date or, if capable of being cured by the Outside Date, is not cured by the Company before the earlier of (x) the Business Day immediately prior to the Outside Date and (y) forty-five (45) days following the date of delivery of such written notice to the Company; provided, however, that Parent shall not be permitted to terminate this Agreement pursuant to this Section 8.1(g) if there has been any material breach by Parent or Merger Sub of its representations, warranties or covenants contained in this Agreement that would give rise to the failure of any condition to the Merger contained in Section 7.3(a) or Section 7.3(b) to be satisfied; or

(h) By the Company, at any time prior to the Effective Time, if: (i) there has been a breach by Parent or Merger Sub of any of its representations, warranties or covenants contained in this Agreement, in each case, where such breach would result in the failure of any condition to the Merger contained in Section 7.3(a) or Section 7.3(b) to be satisfied, (ii) the Company shall have delivered to Parent written notice of such breach and the Company’s intention to terminate this Agreement pursuant to this Section 8.1(h) if such breach has not been cured prior to such termination and (iii) such breach is not capable of cure in a manner sufficient to allow satisfaction of the conditions in Section 7.3(a) or Section 7.3(b) prior to the Outside Date or, if capable of being cured by the Outside Date, is not cured by Parent or Merger Sub before the earlier of (x) the Business Day immediately prior to the Outside Date and (y) forty-five (45) days following the date of delivery of such written notice to Parent; provided, however, that the Company shall not be permitted to terminate this Agreement pursuant to this Section 8.1(h) if there has been any material breach by the Company of its representations, warranties or covenants contained in this Agreement that would give rise to the failure of any condition to the Merger contained in Section 7.2(a) or Section 7.2(b) to be satisfied.

Section 8.2. Effect of Termination. In the event of a valid termination of this Agreement by either the Company or Parent as provided in Section 8.1, written notice thereof shall be given to the other Party or Parties, specifying the provisions hereof pursuant to which such termination is made and the basis therefor described in reasonable detail and this Agreement shall forthwith become null and void, and there shall be no liability or obligation on the part of Parent, Merger Sub or the Company or their respective Subsidiaries, officers, directors, affiliates or Representatives, except that Section 6.1(b), Section 6.3, this Section 8.2, Section 8.3 and Article IX shall survive such termination; provided that nothing herein shall relieve any Party from liabilities or damages incurred or suffered as a result of such Party’s Fraud or Willful and Material Breach prior to such termination. No termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement, which rights, obligations and agreements will survive the termination of this Agreement in accordance with its respective terms.

Section 8.3. Termination Fee.

(a) The Parties agree that if this Agreement is terminated by Parent pursuant to Section 8.1(e), then the Company shall pay or cause to be paid to Parent, within two (2) Business Days of such termination, the Termination Fee.

(b) The Parties agree that if this Agreement is terminated by the Company pursuant to Section 8.1(f), then the Company shall pay or cause to be paid to Parent, prior to or substantially concurrently with such termination, the Termination Fee.

(c) The Parties agree that if (w) this Agreement is terminated pursuant to Section 8.1(b), Section 8.1(d) or Section 8.1(g); (x) in the case of a termination pursuant to Section 8.1(d), at the time of such termination the conditions set forth in Section 7.1(b) and Section 7.1(c) have been satisfied or are capable of being satisfied if the date of such termination was the Closing Date; (y) after the date hereof and prior to the termination of this Agreement pursuant to Section 8.1(b), Section 8.1(d) or Section 8.1(g), as applicable, an Acquisition Proposal has been publicly announced and not publicly withdrawn or not otherwise publicly abandoned at least two (2) Business Days prior to the Company Stockholders’ Meeting (in the case of a termination pursuant to Section 8.1(b)) or prior to the date of such termination (in the case of a termination pursuant to Section 8.1(d) or Section 8.1(g)) and (z) an Acquisition Proposal is consummated or a definitive agreement with respect to an Acquisition Proposal is entered into (in either case, whether or not the same Acquisition Proposal referred to in clause (y)), in either case, within twelve (12) months after such termination pursuant to Section 8.1(b), Section 8.1(d) or Section 8.1(g), as applicable, then the Company shall pay or cause to be paid the Termination Fee to Parent, on the earlier of the date of consummation of such Acquisition Proposal or the entry into such definitive agreement. For purposes of this Section 8.3(c), the term “Acquisition Proposal” shall have the meaning assigned to such term in Annex A, except that the references to “fifteen percent” (“15%”) and “eighty-five percent” (“85%”) shall be deemed to be references to “fifty percent” (“50%”).

(d) All payments under this Section 8.3 shall be made by wire transfer of immediately available funds to an account designated in writing by Parent.

(e) Each of the Parties acknowledges that the agreements contained in this Section 8.3 are an integral part of the Transactions, and that without these agreements, Parent, Merger Sub and the Company would not enter into this Agreement. For the avoidance of doubt, in no event shall the Company be required to pay the Termination Fee on more than one occasion. Each of the Parties further acknowledges that the Termination Fee is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate Parent and Merger Sub in the circumstances in which the Termination Fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions. In addition, if the Company fails to pay in a timely manner any amount due pursuant to Section 8.3(a), Section 8.3(b) or Section 8.3(c) then (i) the Company shall reimburse Parent for all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket disbursements and fees of outside legal counsel that are not contingency fees) incurred in the collection of such overdue amounts and (ii) the Company shall pay to Parent interest on the amounts payable pursuant to Section 8.3(a), Section 8.3(b) or Section 8.3(c) (as applicable) from and including the date payment of such amounts was due to but excluding the date of actual payment at the prime rate set forth in The Wall Street Journal in effect on the date such payment was required to be made or a lesser rate that is the maximum permitted by applicable Law.

(f) In the event that the Termination Fee becomes due and payable pursuant to this Section 8.3, and the Termination Fee (and any other amounts contemplated by Section 8.3(e)) is paid in accordance with this Section 8.3, (1) Parent’s receipt of the Termination Fee (and any other amounts contemplated by Section 8.3(e)) will be the only amount that Parent and Merger Sub and each of their respective affiliates may recover from (A) the Company, the Company Subsidiaries and their respective affiliates; and (B) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, the Company Subsidiaries and their respective affiliates (the Persons in clauses (A) and (B) collectively, the “Company Related Parties”) in respect of this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the Transactions, including the Merger, or any claims or actions under applicable Law arising out of any such termination or failure, and upon payment of such amount, (2) none of the Company Related Parties will have any further liability or obligation to Parent, Merger Sub or any of their respective affiliates relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby or any matters forming the basis of such termination, the failure to consummate the Transactions, including the Merger, or any claims or actions under applicable Law arising out of any such termination or failure (except that the Parties (or their respective affiliates) will remain obligated with respect to the Confidentiality Agreement and Section 8.3(e), as applicable); and (3) none of Parent, Merger Sub or any other Person will be entitled to bring or maintain any claim, action or proceeding against the Company or any Company Related Party arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby or any matters forming the basis for such termination the failure to consummate the Transactions, including the Merger, or any claims or actions under applicable Law arising out of any such termination or failure (except that the Parties (or their affiliates) will remain obligated with respect to the Confidentiality Agreement and Section 8.3(e), as applicable); provided, however, nothing in this Agreement (including payment of the Termination Fee) shall relieve the Company and the Company Subsidiaries of any liabilities or damages resulting from any Fraud or Willful and Material Breach that occurs prior to the termination of this Agreement.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Amendment and Modification; Waiver. This Agreement may be amended, and any provision of this Agreement may be waived; provided, however, that, after receipt of the Company Stockholder Approval, no amendment may be made which, by Law or in accordance with the rules of any relevant stock exchange, requires further approval by the Company Stockholders without such approval; provided, further, that any such amendment or waiver shall be binding upon the Company only if such amendment or waiver is set forth in a writing executed by the Company, and any such amendment or waiver shall be binding upon Parent or Merger Sub only if such amendment or waiver is set forth in a writing executed by Parent or Merger Sub, as applicable. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.

Section 9.2. Non-Survival. None of the representations, warranties, covenants or agreements in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time, other than those covenants or agreements of the Parties which by their terms apply, or are to be performed in whole or in part, after the Effective Time.

Section 9.3. Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such costs and expenses. For the avoidance of doubt, Parent or the Surviving Corporation will be responsible for all fees and expenses of the Paying Agent. Except as expressly provided in Section 2.2(b), Parent will be responsible for all (i) transfer, stamp and documentary Taxes or fees; and (ii) sales, use, real property transfer and other similar Taxes or fees, in each case, arising out of the Merger.

Section 9.4. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, (b) when transmitted via electronic mail to the applicable e-mail address set out below, in each case before 5:00 p.m., Eastern Time, on a Business Day (so long as no notice of failure of delivery is received by the sender), (c) the next Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third (3rd) Business Day following the day on which the same is sent by certified or registered mail, postage prepaid. Notices, demands and communications, in each case to the respective parties hereto, shall be sent to the applicable address set forth below, unless another address has been previously specified in writing by the applicable party:

if to Parent or Merger Sub, to:

Sumitomo Forestry Co., Ltd.

Attention:  [***]

      [***]

Email:     [***]

       [***]

with a copy (which shall not constitute notice) to:

Morrison & Foerster LLP

Attention:  Randy S. Laxer

      Joseph Sulzbach

Email:    [***]

      [***]

if to the Company, to:

Tri Pointe Homes, Inc.

Attention:  [***]

Email:     [***]

with a copy (which shall not constitute notice) to:

Paul Hastings LLP

Attention:  Eduardo Gallardo

      Andrew Goodman

Email:    [***]

        [***]

Section 9.5. Interpretation.

(a) All article, section, subsection, annex, schedule and exhibit references used in this Agreement are to articles, sections and subsections of, and annexes, schedules and exhibits to, this Agreement unless otherwise specified. The annexes, exhibits and schedules attached to this Agreement constitute a part of this Agreement and are incorporated in this Agreement for all purposes. No summary of this Agreement or any exhibit or schedule delivered herewith prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such exhibit or schedule, as applicable.

(b) If a term is defined as one part of speech (such as a noun), it has a corresponding meaning when used in other grammatical forms or as another part of speech (such as a verb). The word “or” is not exclusive, and shall be interpreted as “and/or”. Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words in the singular shall include the plural, and vice versa. The words “include,” “includes” or “including” mean “including without limitation,” and the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms refer to this Agreement as a whole and not any particular section or article in which such words appear. The words “shall” and “will” have the same meaning. The phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. The term “affiliates” shall have the meaning set forth in Rule 12b-2 of the Exchange Act.

(c) Unless otherwise indicated, a reference to any specific Law or to any provision of any Law, whether or not followed by the phrase “as amended,” includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date. Unless otherwise indicated, references to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time in accordance with such agreement or Contract and this Agreement, and any exhibits, schedules, annexes, statements of work, riders and other documents attached thereto.

(d) References to any Person include references to such Person’s successors and permitted assigns.

(e) The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following May 18 is June 18 and one month following May 31 is July 1). Whenever this Agreement refers to a number of days, such number refers to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

(f) Headings of the articles and sections of this Agreement and the table of contents, schedules, annexes and exhibits are for convenience of the Parties only and shall be given no substantive or interpretative effect whatsoever.

(g) Each Party acknowledges that it has been represented by legal counsel and it and its legal counsel have been given an equal opportunity to negotiate the terms and conditions of this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party or any similar rule operating against the drafter of an agreement are not applicable to the construction or interpretation of this Agreement.

(h) An accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP.

(i) All monetary figures and references to “$” or “Dollars” shall be in United States dollars unless otherwise specified.

(j) The phrases “furnished,” “provided,” “delivered,” “made available” and similar terms when used with respect to information, materials or documents mean that such information, materials or documents have been (i) posted (in a form fully visible to Parent and its Representatives) to the electronic data site established by the Company captioned “Project Ducks,” hosted by Intralinks, by 11:59 p.m., Eastern Time on February 12, 2026 or (ii) filed or furnished to the SEC and publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC (EDGAR) at least one (1) day prior to the date of this Agreement.

(k) References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and including writings delivered by .pdf, .tif, ..gif, .jpg or similar attachment to email. “Written” will be construed in the same manner.

(l) The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained herein or therein will be deemed to be an admission by any Party to any other Party or third Person of any matter whatsoever, including (i) any violation of law or breach of contract; or (ii) that such information is material or that such information is required to be referred to or disclosed under this Agreement. Nothing in the Company Disclosure Letter constitutes an admission against the Company’s interest or represents the Company’s legal position or legal rights on the matters so disclosed. No reference in this Agreement to dollar amount thresholds will be deemed to be evidence of a Company Material Adverse Effect or materiality.

(m) The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.1 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date hereof or as of any other date.

Section 9.6. Counterparts. This Agreement may be executed in multiple counterparts (including by an electronic signature, electronic scan or electronic transmission in portable document format (.pdf), including (but not limited to) DocuSign, .tif, .gif, .jpg or similar delivered by electronic mail, such delivery an “Electronic Delivery”), each of which will be deemed an original (and will have the same binding legal effect as if it were the original signed version) but all of which together will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 9.7. Entire Agreement; Confidentiality; Third Party Beneficiaries.

(a) This Agreement (including the Company Disclosure Letter) and the Confidentiality Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all other prior agreements (except that the Confidentiality Agreement shall be deemed amended hereby so that until the termination of this Agreement in accordance with Section 8.1, Parent and Merger Sub shall be permitted to take the actions contemplated by this Agreement) and understandings, both written and oral, among the Parties or any of them with respect to the subject matter hereof and thereof. Notwithstanding anything in this Agreement to the contrary, the Parties hereto acknowledge and agree that the Company Disclosure Letter is not incorporated by reference into, and shall not be deemed to constitute a part of, this Agreement or the “agreement of merger” for purposes of Section 251 of the DGCL, but shall have the effects provided in this Agreement.

(b) Notwithstanding anything to the contrary in this Agreement or the Confidentiality Agreement, the Confidentiality Agreement will (i) survive any termination of this Agreement; and (ii) continue in full force and effect until the later of (x) the termination of the Confidentiality Agreement in accordance with its terms and (y) the date that is twelve (12) months after the termination of this Agreement notwithstanding any purported termination or term set forth in the Confidentiality Agreement. Each of Parent, Merger Sub and their respective affiliates and Representatives will hold and treat all documents and information concerning the Company or the Company Subsidiaries furnished or made available to Parent or Merger Sub or their respective affiliates or Representatives in connection with the Merger in accordance with the Confidentiality Agreement. By executing this Agreement, each of Parent and Merger Sub agree to be bound by the terms and conditions of the Confidentiality Agreement as if they were parties thereto for the term set forth in this Section 9.7(b).

(c) Nothing in this Agreement (including the Company Disclosure Letter), express or implied, is intended to or does confer upon any Person (other than the Parties) any rights or remedies hereunder or thereunder and the Parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement; except, in each case, (i) as provided in Section 6.4, Section 6.13(d), Section 6.13(e), Section 8.3(f), Section 9.13 and Section 9.15; (ii) subject to Section 8.2 (including that, in the event of a valid termination of this Agreement, no Party shall have any liability or obligation to any other Party except for liabilities or damages incurred or suffered as a result of such Party’s Fraud or Willful and Material Breach prior to such termination), if a court of competent jurisdiction has declined to grant specific performance and has instead granted an award of damages, then the holders of shares of Company Common Stock and Company Equity Awards shall be deemed to constitute third party beneficiaries of Parent’s and Merger Sub’s obligations under this Agreement; provided that only the Company may seek such damages on behalf of such Persons (which Parent and Merger Sub acknowledge and agree may include loss of the economic benefits of the Merger, including damages based on a decrease in share value or lost premium); and (iii) from and after the Effective Time, the holders of shares of Company Common Stock and Company Equity Awards shall be deemed to constitute third party beneficiaries of the rights of the holders of shares of Company Common Stock and Company Equity Awards to receive the consideration set forth in Article III. The rights granted pursuant to clause (ii) of this Section 9.7(c) will only be enforceable on behalf of the holders of shares of Company Common Stock and Company Equity Awards by the Company, in its sole and absolute discretion, as agent for such holders, and it is understood and agreed that any and all interests in such claims will attach to such shares of the Company Common Stock and Company Equity Awards, and subsequently transfer therewith and, consequently, any damages, settlements or other amounts recovered or received by the Company with respect to such claims (net of expenses incurred by the Company in connection therewith) may, in the Company’s sole and absolute discretion, be (A) distributed, in whole or in part, by the Company to such holders as of any date determined by the Company; or (B) retained by the Company for the use and benefit of the Company or Company Subsidiaries in any manner that the Company deems fit.

Section 9.8. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Merger is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Merger is fulfilled to the extent possible.

Section 9.9. Governing Law; Jurisdiction.

(a) This Agreement and any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, the negotiation, execution, existence, validity, enforceability or performance of this Agreement, or for the breach or alleged breach hereof (whether in contract, in tort or otherwise) shall be governed by and construed and enforced in accordance with the Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or otherwise) that would cause the application of the Laws of any other jurisdiction.

(b) Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the United States District Court for the District of Delaware or any other Delaware state court, and any appellate court from any thereof, in any action, suit or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such action, suit or proceeding, except in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the United States District Court for the District of Delaware or any other Delaware state court, and any appellate court from any thereof, (ii) agrees that any claim in respect of any such action, suit or proceeding may be heard and determined in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the United States District Court for the District of Delaware or any other Delaware state court, and any appellate court from any thereof, (iii) waives, to the fullest extent it may legally and effectively do so, and agrees not to assert, by way of motion or as a defense, or otherwise, (a) any claim that it is not personally subject to the jurisdiction of the courts of Delaware as described herein for any reason, (b) that the laying of venue of any such action, suit or proceeding in such courts is improper, and (c) that the action, suit or proceeding is brought in an inconvenient forum. For the avoidance of any doubt, all Parties, including Parent, irrevocably and unconditionally consent to personal jurisdiction in the Delaware courts described above. Each of the Parties agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Each Party irrevocably consents to service of process inside or outside the territorial jurisdiction of the courts referred to in this Section 9.9(b) in the manner provided for notices in Section 9.4. Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by applicable Law.

Section 9.10. Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE MERGER OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 9.10.

Section 9.11. Assignment. This Agreement shall not be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties. Subject to the preceding sentence, but without relieving any Party of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

Section 9.12. Enforcement; Remedies.

(a) Except as otherwise expressly provided herein, any remedies herein expressly conferred upon a Party will be deemed cumulative with and not be exclusive of any other remedy conferred hereby, or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

(b) The Parties agree that irreparable injury will occur for which monetary damages, even if available, would not be an adequate remedy, in the event that any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached (including by any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement). It is agreed that each Party shall be entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of this Agreement by any other Party, to a decree or order of specific performance specifically enforcing the terms and provisions of this Agreement and to any further equitable relief.

(c) The Parties’ rights in this Section 9.12 are an integral part of this Agreement and the Transactions, without which none of the Parties would have entered into this Agreement, and each Party hereby waives any objections to any remedy referred to in this Section 9.12 (on the basis that there is an adequate remedy at Law). For the avoidance of doubt, each Party agrees that there is not an adequate remedy at Law for a breach of this Agreement by any Party. In the event any Party seeks any remedy referred to in this Section 9.12, such Party shall not be required to obtain, furnish, post or provide any bond or other security in connection with or as a condition to obtaining any such remedy and each Party irrevocably waives any right that it may have to require the obtaining, furnishing, posting or providing of any such bond or other security.

Section 9.13. Certain Financing Provisions. Notwithstanding anything in this Agreement to the contrary, the Company on behalf of itself, the Company Subsidiaries and each of its controlled affiliates hereby: (a) agrees that any Proceedings, whether in law or in equity, whether in contract or in tort or otherwise, involving the Financing Parties, arising out of or relating to this Agreement, the Financing or any of the agreements (including any applicable commitment letter) entered into in connection with the Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder shall be subject to the exclusive jurisdiction of the Tokyo District Court, so long as such forum is and remains available, and any appellate court thereof and each Party irrevocably submits itself and its property with respect to any such Proceedings to the exclusive jurisdiction of such court; (b) agrees that any such Proceeding shall be governed by the laws of Japan, except as otherwise provided in any applicable commitment letter or other applicable definitive document relating to the Financing; (c) agrees not to bring or support or permit any of its controlled affiliates to bring or support any Proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Financing Party in any way arising out of or relating to this Agreement, the Financing, any commitment letter relating thereto or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than the Tokyo District Court; (d) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Proceedings in any such court; (e) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable law trial by jury in any Proceedings brought against the Financing Parties in any way arising out of or relating to this Agreement, the Financing, any commitment letter relating thereto or any of the transactions contemplated hereby or thereby or the performance of any services thereunder; (f) agrees that none of the Financing Parties will have any liability to the Company or any of the Company Subsidiaries or any of their respective affiliates or Representatives (in each case, other than Parent, Merger Sub and their respective Subsidiaries) relating to or arising out of this Agreement, the Financing, any commitment letter relating thereto or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise; (g) agrees that only Parent (including its successors and permitted assigns under the applicable commitment letter) and the other parties to the applicable commitment letter at their own direction shall be permitted to bring any claim against a Financing Party for failing to satisfy any obligation to fund the Financing pursuant to the terms of the applicable commitment letter; (h) agrees that (and each other Party agrees that) the Financing Parties are express third party beneficiaries of, and may enforce, any of the provisions of this Section 9.13, and such provisions and the definition of “Financing Parties” shall not be amended in any way adverse to the Financing Parties without the prior written consent of the Financing Entities, including, for the avoidance of doubt, this Section 9.13, and (i) agrees that this Section 9.13 shall, with respect to the matters referenced herein, supersede any provision of this Agreement to the contrary.

Section 9.14. No Limitation. It is the intention of the Parties that, to the extent possible, unless provisions are mutually exclusive and eﬀect cannot be given to both or all such provisions, the representations, warranties, covenants and closing conditions in this Agreement will be construed to be cumulative and that each representation, warranty, covenant and closing condition in this Agreement will be given full, separate and independent eﬀect and nothing set forth in any provision herein (except to the extent expressly stated) will in any way be deemed to limit the scope, applicability or eﬀect of any other provision hereof.

Section 9.15. Non-Recourse. Notwithstanding anything to the contrary in this Agreement, each Party agrees, on behalf of itself and its Related Parties, that this Agreement and the other Transaction Documents may only be enforced against, and any Proceeding (whether in contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) for any breach (whether willful (including a Willful and Material Breach), intentional, unintentional or otherwise), loss, liability, damage or otherwise in connection with, relating to or arising out of any of the Transaction Claims, may only be brought against the entities that are expressly named as parties hereto or thereto (and their respective Subsidiaries), and then only with respect to the specific obligations set forth herein or therein with respect to such party, and solely in accordance with, and subject to the terms and conditions of, this Agreement or such Transaction Document, as applicable. In no event shall any named party to the Transaction Documents have any shared or vicarious liability for the actions or omissions of any other Person. Notwithstanding anything to the contrary in this Agreement, except if such Person is party to a Transaction Document, no affiliate of Parent, Merger Sub or the Company (other than their respective Subsidiaries), or any former, current or future officers, employees, directors, partners, shareholders, equity holders, managers, members, clients, attorneys, agents, advisors, incorporator or other Representatives of Parent, Merger Sub, the Company or of any such affiliate (each, other than Parent, Merger Sub, the Company and any other Person expressly party to a Transaction Document, a “Non-Recourse Party”) shall have any liability for any liabilities of any other party hereto or thereto under this Agreement or any

Transaction Document or for any Proceeding (whether in contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) in connection with, relating to or arising out of any of the Transaction Claims, provided that this sentence shall not limit the Company’s rights to specific performance in accordance with Section 9.12. In furtherance and not in limitation of the foregoing, the Company covenants, agrees and acknowledges that no recourse under this Agreement or any other Transaction Document shall be sought or had against any Non-Recourse Party, except for claims that the Company may assert (subject in all respects to the limitations set forth in Section 8.2, Section 8.3, Section 9.12 and this Section 9.15) against Parent and Merger Sub, solely in accordance with, and subject to the terms and conditions of, this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

SUMITOMO FORESTRY CO., LTD.

By	/s/ Toshiro Mitsuyoshi
Name: Toshiro Mitsuyoshi
Title: Representative Director President and Executive Officer

TETON NEWCO, INC.

By	/s/ Yujiro Yoshizawa
Name: Yujiro Yoshizawa
Title: Authorized Representative

TRI POINTE HOMES, INC.

By	/s/ Douglas F. Bauer
Name: Douglas F. Bauer
Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Annex A

Certain Definitions

For the purposes of this Agreement, the term:

“Acceptable Confidentiality Agreement” means an agreement with the Company or the Company Subsidiaries that is executed, delivered and effective after the date hereof containing provisions that require any counterparty thereto (and any of its affiliates and representatives named therein) that receive non-public information of, or with respect to, the Company or the Company Subsidiaries to keep such information confidential and refrain from using such information (subject to customary exceptions); provided, however, that the provisions contained therein are no less favorable in any material respect to the Company and the Company Subsidiaries than the terms of the Confidentiality Agreement (it being understood that such confidentiality agreement need not contain a “standstill” or similar provision); provided, further, however, that such confidentiality agreement shall not prohibit (i) the Company from providing the access, information or data required to be provided to Parent pursuant to this Agreement or (ii) compliance by the Company with any of the provisions of Section 5.2.

“Acquisition Proposal” means any offer, proposal or indication of interest from a Person (other than a proposal or offer by Parent or any Parent Subsidiary), whether or not in writing, at any time relating to any transaction or series of related transactions (other than the Transactions) involving: (a) any acquisition or purchase (whether in a single transaction or a series of related transactions) by any Person or group (or the shareholders of any Person), directly or indirectly, of more than fifteen percent (15%) of any class of outstanding voting or equity securities of the Company or securities convertible into or exchangeable for such securities (whether by voting power or number of shares), or any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any Person or group (or the shareholders of any Person) beneficially owning more than fifteen percent (15%) of any class of outstanding voting or equity securities of the Company (whether by voting power or number of shares); (b) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company (or any Company Subsidiary) and a Person pursuant to which the Company Stockholders immediately preceding such transaction hold less than eighty five percent (85%) of the equity interests in the surviving, resulting or ultimate parent entity of such transaction (whether by voting power or number of shares); (c) any sale, lease, exchange, transfer, license or other disposition (including any reinsurance or retrocession transaction, or transaction that has similar risk transfer effects), whether in a single transaction or a series of related transactions, to a Person or group of more than fifteen percent (15%) of the consolidated assets, reserves, revenues or net income of the Company and the Company Subsidiaries, taken as a whole (measured by the fair market value thereof and including equity interests of any Company Subsidiaries), or (d) any combination of the foregoing.

“Anti-Corruption Laws” means any Law related to combating bribery and corruption, including legislation implementing the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions or the U.N. Convention Against Corruption, the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any applicable Law relating to money laundering, including the European Union Money Laundering Directives and member states’ implementing legislation, the UK Proceeds of Crime Act 2002 and the U.S. Bank Secrecy Act, as amended by the USA PATRIOT Act, 2000 Prohibition of Financing of Terrorism Law, 5765-2005 and Combating Criminal Organizations Law, 5763-2003, and the Act on Prevention of Transfer of Criminal Proceeds of Japan.

“Anti-Social Group” means an organized crime group or a member of an organized crime group.

“Anti-Social Relationship” means in relation to a Person: (a) an Anti-Social Group controls its management; (b) an Anti-Social Group is substantively involved in its management; or (c) is involved in the provision of funds to an Anti-Social Group.

“Applicable Requirements” means, as of the time of reference, (A) all applicable Laws relating to the brokering, origination (including the taking, processing and underwriting of the relevant Company Mortgage Loan application and the closing and/or funding of the relevant Company Mortgage Loan), sale, pooling, servicing, subservicing or enforcement of, or filing of claims in connection with, any Pipeline Loan, Company Mortgage Loan or Servicing Rights at the relevant time, (B) all of the terms of the mortgage note, security instrument and any other related loan documents relating to each Company Mortgage Loan, (C) all requirements set forth in the Servicing Agreements, if any, and (D) all legal obligations to, or Contracts with, any Insurer, Loan Investor or Regulatory Agency, including any rules, regulations, guidelines, underwriting standards, handbooks and other binding requirements of any Regulatory Agency, applicable to any Company Mortgage Loan or Servicing Rights.

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in New York, New York or Tokyo, Japan are authorized or obligated by applicable Law to close.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Community” means a residential community with respect to which the Company or any Company Subsidiary has owned, currently owns or is under contract to acquire Real Property and was previously, is presently, or is anticipated in the future to be, engaged in the development of Residential Lots and/or the construction of Residential Units.

“Company Bylaws” means the bylaws of the Company as in effect on the date hereof.

“Company Certificate” means the Certificate of Incorporation of the Company as in effect on the date hereof.

“Company Debt Agreements” means (i) that certain Second Amended and Restated Credit Agreement, dated March 29, 2019 (the “Company Credit Agreement”), by and among Tri Pointe Group, Inc., a Delaware corporation, as borrower, the lenders party thereto and U.S. Bank N.A., as administrative agent, and (ii) the other “Loan Documents” (as defined in the Company Credit Agreement), in the case of each of clauses (i) and (ii) above, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Company Equity Awards” means a Company PSU or Company RSU.

“Company Equity Plans” means the Tri Pointe 2022 Long-Term Incentive Plan, as amended and restated from time to time.

“Company Governing Documents” means the Company Bylaws and the Company Certificate.

“Company Intellectual Property Rights” means (a) all Owned Company IP and (b) any other Intellectual Property or Intellectual Property Right used or practiced, or held for use or practice, by the Company or any Company Subsidiary in the conduct of the business of the Company or a Company Subsidiary.

“Company Material Adverse Effect” means any Effect that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, operations, condition (financial or otherwise), properties, assets or liabilities of the Company and the Company Subsidiaries, taken as a whole; provided, however, that no Effects to the extent resulting or arising from the following shall be deemed to constitute a Company Material Adverse Effect or shall be taken into account when determining whether a Company Material Adverse Effect exists or has occurred, or would reasonably be expected to occur: (a) any changes in economic conditions in the United States or any other country, or any changes in local, regional, global or international economic conditions, including (1) any changes affecting financial, debt, credit, foreign exchange or capital market conditions, (2) changes in interest rates or credit ratings in the United States or any other country or (3) changes in exchange rates for the currencies of any country; (b) any changes in conditions generally affecting the industries in which the Company and the Company Subsidiaries operate, including due to the issuance of any executive orders or other proposed or binding directives or the opening of any investigation, inquiry or similar action, in each case, by any Governmental Entity or other governmental activity; (c) any changes in political, geopolitical, regulatory or legislative conditions in the United States, any other country or region of the world or any locality or region within the United States; (d) any changes after the date hereof in GAAP or other accounting standards or the enforcement or interpretation thereof or guidance with respect to; (e) any changes after the date hereof in applicable Law or the enforcement or interpretation thereof, including any new or increased tariffs or trade restrictions and any related retaliatory measures; (f) any failure by the Company to meet any internal or published projections, forecasts, budgets, plans, operational metrics, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (it being understood that the facts or occurrences giving rise or contributing to such failure that are not otherwise excluded from this definition of a “Company Material Adverse Effect” may be taken into account); (g) any acts of terrorism or sabotage, war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, military actions, cyber-attacks, cyber-invasions, cyber-terrorism, cyber-security breaches, weather conditions, natural disasters, acts of God, plagues, epidemics or pandemics or disease outbreaks or other force majeure events, including any material worsening of such conditions threatened or existing as of the date hereof, including, in each case, the response of any Governmental Entity; (h) the execution and delivery of this Agreement, the identity of Parent, Merger Sub or any of their respective affiliates, the pendency or consummation of this Agreement, the Merger and the other Transactions (including the effect thereof on the relationships with current or prospective customers, suppliers, distributors, partners, financing sources, employees, sales representatives or other third parties), or the public announcement of this Agreement or the Transactions, including any litigation threatened, brought or otherwise arising out of or relating to this Agreement or the Transactions, in each case only to the extent resulting from the execution and delivery of this Agreement, the identity of Parent, Merger Sub or any of their respective affiliates, the pendency or consummation of this Agreement, the Merger and the other Transactions, or the public announcement of this Agreement and the Transactions, as applicable (provided that this clause (h) shall not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address, as applicable, the consequences resulting from the execution and delivery of this Agreement, the pendency or consummation of this Agreement, the Merger and the other Transactions or to address the consequences of litigation); (i) any action or failure to take any action which action or failure to act is requested in writing by or on behalf of Parent or Merger Sub or is otherwise expressly required by this Agreement (other than Section 5.1); (j) any changes in the Company’s stock price or the trading volume of the Company’s shares or any change in the ratings or ratings outlook for the Company or any of the Company Subsidiaries (it being understood that the facts or occurrences giving rise or contributing to such changes that are not otherwise excluded from this definition of a “Company Material Adverse Effect” may be taken into account); and (k) the availability or cost of equity, debt or other financing to Parent or Merger Sub; provided that with respect to the exceptions set forth in clauses (a), (b), (c), (d), (e) and (g), to the extent that such Effect has had a disproportionate adverse impact on the Company or any Company Subsidiary relative to other companies of a similar size operating in the industry in which the Company and the Company Subsidiaries operate, then only the incremental disproportionate adverse impact of such Effect shall be taken into account for the purpose of determining whether a Company Material Adverse Effect exists or has occurred.

“Company Mortgage Loan” means a Mortgage Loan, that was obtained for consumer, household or family purposes, and brokered, originated, purchased or serviced or subserviced at any time after January 1, 2019 by the Company or any Company Subsidiary.

“Company Preferred Stock” means the shares of preferred stock, $0.01 par value per share, of the Company.

“Company PSU” means each performance stock unit award relating to Shares granted under any Company Equity Plan that is outstanding immediately prior to the Effective Time.

“Company Repurchase Agreements” means that certain Master Repurchase Agreement, dated as of March 12, 2024, by and between Truist Bank and Tri Pointe Connect, LLC and that certain Master Repurchase Agreement, dated June 4, 2024, by and between U.S. Bank National Association and Tri Pointe Connect, LLC.

“Company RSU” means each restricted stock unit award relating to Shares granted under any Company Equity Plan that is outstanding immediately prior to the Effective Time.

“Company Subsidiaries” means the Subsidiaries of the Company.

“Confidentiality Agreement” means the Confidentiality Agreement, dated December 22, 2025, between Sumitomo Forestry America, Inc. and the Company, as may be amended.

“Contaminant” means any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” “corruptant,” “worm,” “malware,” or “spyware,” (as such terms are commonly understood in the software industry) or any other code designed, intended to, or that does have any of the following functions: (a) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, any computer, tablet computer, handheld device, server or other system or device, or (b) damaging or destroying any data or file without a user’s consent.

“Contract” means any written or oral agreement, contract, subcontract, settlement agreement, lease, sublease, instrument, permit, concession, franchise, binding understanding, note, option, bond, mortgage, indenture, trust document, loan or credit agreement, license, sublicense, insurance policy or other binding agreement or undertaking of any nature.

“Contract Development Parcel” means any Real Property that the Company or any Company Subsidiary is under Contract to purchase pursuant to a Development Parcel Contract for the development of Residential Lots in a Community.

“Contract Property” means any Contract Residential Lot or Contract Development Parcel.

“Contract Residential Lot” means any Residential Lot that the Company or any Company Subsidiary has the contractual right to acquire pursuant to a Lot Purchase Agreement.

“Contractor” means any consultant, independent contractor, or non-employee service provider (whether engaged directly or indirectly) of the Company or any of the Company Subsidiaries.

“Development Parcel Contract” means any Contract for the acquisition, directly or indirectly, by the Company or any Company Subsidiary, alone or together with other investors, of a parcel or a group of parcels (whether or not described on a preliminary or final plat map) other than Residential Lots that are Finished Lots.

“Effect” means any change, effect, development, circumstance, condition, state of facts, event or occurrence.

“Employee Agent” means each employee of Tri Pointe Advantage or Tri Pointe Assurance acting as an Insurance Producer on behalf of such entity.

“Environmental Claim” means any Proceeding by any Person alleging liability or potential liability arising out of, relating to, based on or resulting from (a) the presence, discharge, emission, remediation, Release or threatened Release of, or exposure to, any Hazardous Substances at any location, (b) circumstances forming the basis of any violation or alleged violation of any Environmental Law or (c) any other obligations or liabilities under any Environmental Law or with respect to Hazardous Substances.

“Environmental Law” means any applicable Laws which (a) regulate or relate to (i) the protection or clean-up of the environment, (ii) the use, treatment, storage, transportation, handling, disposal or release of

Hazardous Substances, (iii) the preservation or protection of waterways, groundwater, drinking water, air, wildlife, plants, natural resources, or the environment or (iv) the health and safety of persons or property, including protection of the health and safety of employees (as it relates to Hazardous Substances); or (b) impose liability or responsibility with respect to any of the foregoing, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. § 6901 et seq.), the Occupational Safety and Health Act of 1970 (29 U.S.C. § 651 et seq.) (as it relates to exposure to Hazardous Substances) or any other Law of similar effect.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Financing” means the Debt Financing or any other third-party financing that is necessary, or that is otherwise incurred or intended to be incurred by any of Parent or Merger Sub, to finance, refinance or refund any existing Indebtedness of the Company, Parent or any of their respective Subsidiaries, or to fund the obligations of each of Parent and Merger Sub under this Agreement, including the payment of all the Financing Amounts and the incurrence of Indebtedness, the offering or private placement of debt securities, notes, indentures, debentures, bonds or other similar instruments or to pay any fees and expenses in connection with any of the foregoing.

“Financing Parties” means the entities that have committed to provide or arrange or otherwise entered into agreements in connection with the Financing, or to purchase securities from or place securities or arrange or provide loans for Parent or its affiliates as part of the Financing, including the parties to any applicable commitment letter, engagement letter, joinder agreements, indentures or credit agreements relating thereto (the “Financing Entities”) and their respective affiliates and their and their respective affiliates’ officers, directors, employees, agents and representatives and their respective successors and assigns; provided that none of Parent, Merger Sub nor any affiliate of Parent or Merger Sub shall be a Financing Party.

“Finished Lot” means, as to each Residential Lot, that all civil and geotechnical engineering work has been performed and paid for, all improvements have been constructed and work performed, and all other conditions satisfied and obligations fulfilled, whether on or outside the boundaries of the applicable Residential Lot, as required to obtain a building permit for construction of a single family residence on the applicable Residential Lot upon only the payment of building permit fees. For the avoidance of doubt, any reference herein to a “Finished Lot” shall refer to a Residential Lot that complies with the requirements for substantial completion of a finished lot set forth in the applicable Lot Purchase Agreement.

“Fraud” means an actual and intentional or willful misrepresentation of material facts which constitutes common law fraud under the laws of the state of Delaware.

“Governmental Consents” means the consents, approvals, authorizations, waivers, filings or notifications set forth in Schedule I.

“Governmental Entity” means (a) any supranational, national, federal, state, county, municipal, local, or foreign government or any entity exercising executive, legislative, judicial, regulatory, taxing, or administrative functions of or pertaining to government (including any arbitrator, public or private), (b) any public international governmental organization or (c) any agency, division, bureau, department, or other political subdivision of any government, entity or organization described in the foregoing clauses (a) or (b) of this definition (including patent and trademark offices and self regulatory organizations). For the avoidance of doubt, “Governmental Entity” shall include the Federal National Mortgage Association and the Federal Home Loan Mortgage Association.

“Hazardous Substances” means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, chemical compound, hazardous substance, material or waste, whether solid, liquid or gas, that is listed or subject to regulation, control or remediation under any Environmental Laws, including any quantity of petroleum product or byproduct, solvent, flammable or explosive material, radioactive material, asbestos, lead paint, polychlorinated biphenyls (or PCBs), dioxins, dibenzofurans, heavy metals, radon gas, mold, mold spores, and mycotoxins.

“Home Sale Contract” means, as of any date of determination, any Contract (i) for the sale of a Residential Unit to a retail home purchaser by the Company or any Company Subsidiary and (ii) under which the sale of the applicable Residential Unit to a retail buyer has not been consummated prior to such date of determination.

“HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Indebtedness” means, with respect to any Person, without duplication: (a) all obligations for borrowed money; (b) all obligations evidenced by bonds, debentures, notes or similar instruments; (c) all Indebtedness of others secured by any Lien on owned or acquired property, whether or not the Indebtedness secured thereby has been assumed; and (d) all guarantees (or any other arrangement having the economic effect of a guarantee) of Indebtedness of others.

“Inquiry” means an inquiry, request for discussions or negotiations or request to review non-public information that would reasonably be expected to indicate an interest in making or effecting an Acquisition Proposal.

“Inside Date” means the earlier of: (i) the date that is 5 Business Days after the date on which all Designated Governmental Consents (as defined in Part B of Schedule I) have been obtained; and (ii) the date that is 90 days after the date of this Agreement.

“Insurance Carrier Client” means any insurance company or other Person whose insurance products Tri Pointe Advantage or Tri Pointe Assurance has placed.

“Insurance Law” means all Laws applicable to the regulation of the business of insurance or reinsurance or the conduct of such business by any Person, including without limitation insurance producers, risk retention groups and captive insurers, whether federal, national, provincial, state, local, foreign or multinational, and all applicable orders, directives of, and market conduct or financial recommendations resulting from market conduct or financial examinations of, Insurance Regulators.

“Insurance Policies” means all insurance policies (including historic, occurrence based policies) and arrangements held by or for the benefit of the Company, any Company Subsidiary, or the business, assets or properties owned, leased or operated by the Company or any Company Subsidiary, as the case may be prior to the date hereof other than a Company Benefit Plan.

“Insurance Producer” means any insurance broker or brokerage, insurance agent or agency, or insurance producer or sub-producer.

“Insurance Regulators” means all Governmental Entities regulating the business of insurance or reinsurance, or regulating the conduct of such business by any Person, under Insurance Laws.

“Insurer” means a Person who insures or guarantees for the benefit of the mortgagee all or any portion of the risk of loss upon borrower default on any of the Mortgage Loans originated, purchased or serviced by the Company or any of the Company Subsidiaries, including the Mortgage Agencies and any private mortgage insurer, and providers of hazard, title or other insurance with respect to such Mortgage Loans or the related collateral.

“Intellectual Property” means any (a) technology, formulae, algorithms, procedures, processes, methods, subroutines, systems, techniques, ideas, concepts, creations, inventions, discoveries, and improvements (whether patentable or unpatentable and whether or not reduced to practice); (b) Proprietary Information; (c) specifications, designs, industrial designs, architectural designs, models, diagrams, blueprints, devices, prototypes, schematics and development tools; (d) Software, websites, content, images, logos, graphics, text, photographs, artwork, audiovisual works, sound recordings, graphs, drawings, reports, analyses, writings, and other works of authorship and copyrightable subject matter; (e) databases and other compilations and collections of data or information (“Databases”); (f) Marks; (g) domain names, uniform resource locators and other names and locators associated with the Internet (“Domain Names”); and (h) tangible embodiments of any of the foregoing, in any form or media whether or not specifically listed in this definition.

“Intellectual Property License” means any license, sublicense, right, covenant, right or obligation of non-assertion, concurrent use agreement, settlement agreement, co-existence agreement, agreement not to enforce or prosecute, permission, immunity, consent, release or waiver under or with respect to any Intellectual Property or Intellectual Property Rights.

“Intellectual Property Rights” means any rights in Intellectual Property (anywhere in the world, whether statutory, common Law or otherwise) including (a) Patents; (b) copyrights, applications for registration of copyright, including such rights in works of authorship, literary works, databases, Software, pictorial and graphic works, mask work rights, reversions and moral rights (“Copyrights”); (c) other rights with respect to Software, including registrations of these rights and applications to register these rights; (d) industrial design rights and registrations of these rights and applications to register the rights; (e) rights with respect to Marks, and all registrations for Marks and applications to register Marks; (f) rights with respect to Domain Names, including registrations for Domain Names; (g) rights with respect to Trade Secrets and rights with respect to Proprietary Information, including rights to limit the use or disclosure of Proprietary Information by any Person; (h) rights with respect to Databases, including registrations of these rights and applications to register these rights; (i) rights of publicity and personality, including all rights with respect to use of a Person’s name, signature, likeness, image, photograph, voice, identity, personality, and biographical and personal information and materials; (j) rights in or relating to applications, registrations, combinations, revisions, divisions, continuations, continuations-in- part, renewals, reissues, reversions, reexaminations, or extensions of any of the foregoing; (k) all causes of action and rights to sue or seek other remedies arising from or relating to the foregoing, including for any past or ongoing infringement, misuse or misappropriation; and (l) any rights equivalent or similar to any of the foregoing.

“International Trade Laws” means (i) Sanctions; (ii) applicable trade, export control, import, and anti-boycott laws and regulations imposed, administered, or enforced by the United States government, including the Arms Export Control Act (22 U.S.C. § 1778), the International Emergency Economic Powers Act (50 U.S.C. §§ 1701 1706), the Export Controls Act of 2018 (22 U.S.C. § 2751 et seq.), the Export Control Reform Act of 2018, Section 999 of the Code, Title 19 of the U.S. Code, the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130), the Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. customs regulations at 19 C.F.R. Chapter 1, and the Foreign Trade Regulations (15 C.F.R. Part 30); (iii) applicable trade, export control, import, and antiboycott laws and regulations imposed, administered, or enforced by the United Kingdom, including the Export Control Act 2002 and the Export Control Order 2008 (each as amended); and (iv) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered or enforced by any other country in which the Company or the Company Subsidiaries conduct their business.

“Intervening Event” means any Effect with respect to the Company and the Company Subsidiaries first occurring or arising after the date hereof that was not known by or reasonably foreseeable by the Company or the Company Board (or a committee thereof) as of or prior to the date hereof; provided, however, that in no event shall the following events, changes or developments constitute an Intervening Event: (A) the receipt, existence or terms of an Acquisition Proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof, (B) changes in the market price or trading volume of the Company Common Stock or any other securities of the Company, or any change in credit rating or the fact that the Company meets or exceeds internal or published estimates, projections, forecasts or predictions for any period, in each case in and of itself, (C) changes to GAAP or applicable Law, (D) any Effect relating to Parent or Merger Sub or any of their respective affiliates, (E) results from a breach of this Agreement by the Company or (F) actions taken pursuant to this Agreement.

“IT Systems” means all computer, information technology and data processing systems, facilities, firmware, middleware, routers, hubs, switches, and services, including all Software, hardware, networks, communications facilities, platforms and related systems and services owned, leased or licensed by the Company or any Company Subsidiary and otherwise used or held for use in the operation of the business of the Company or a Company Subsidiary.

“Joint Venture” means the Persons listed on Section 1.1(b) of the Company Disclosure Letter.

“Knowledge” means the actual knowledge of the individuals set forth on Section 1.1(a) of the Company Disclosure Letter, assuming reasonable discharge of their duties in the ordinary course.

“Law” means any law (including common law), statute, requirement, code, rule, regulation, stock exchange listing requirement, order, ordinance, judgment, injunction, or decree or other pronouncement of any Governmental Entity.

“Licensed IP” means all Company Intellectual Property Rights owned by a third Person which is used or held for use by the Company or a Company Subsidiary in connection with the Company’s or a Company Subsidiary’s business.

“Lien” means any lien, pledge, hypothecation, mortgage, deed of trust, security interest, conditional or installment sale agreement, exclusive license, encumbrance, covenant, charge, claim, option, right of first refusal, easement, right of way, encroachment, occupancy right preemptive right, community property interest or restriction of any similar nature (including, without limitation, any restriction on the voting of any security, any restriction on the transfer of any security or other asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset), whether voluntarily incurred or arising by operation of Law.

“Loan Investor” means any Person (including a Mortgage Agency) having a beneficial interest in any Mortgage Loan originated, purchased or serviced by the Company or any of the Company Subsidiaries or a security backed by or representing an interest in any such Mortgage Loan.

“Lot Purchase Agreement” means any Contract for the acquisition, directly or indirectly, by the Company or any Company Subsidiary, alone or together with other investors, of Residential Lots, including, without limitation, option agreements relating to the acquisition thereof.

“Marks” means trademarks, service marks, logos and design marks, trade dress, trade names, fictitious and other business names, and brand names, together with all goodwill associated with any of the foregoing.

“NYSE” means the New York Stock Exchange.

“Owned Company IP” means all Intellectual Property and Intellectual Property Rights owned or purported to be owned by the Company or any Company Subsidiary.

“Owned Development Parcels” means any Owned Real Property that is not comprised of Residential Lots and is acquired by the Company or any Company Subsidiary pursuant to a Development Parcel Contract for the development of Residential Lots.

“Parent Disclosure Letter” means the disclosure letter delivered by Parent to the Company immediately prior to the execution of this Agreement.

“Parent Governing Documents” means the articles of incorporation of Parent as in effect on the date hereof.

“Parent Material Adverse Effect” means any Effect that, individually or in the aggregate, has had or would reasonably be expected to prevent or materially delay or impede the Closing of the Transactions or consummation of the Transactions in accordance with this Agreement on or before the Outside Date.

“Parent Subsidiaries” means the Subsidiaries of Parent.

“Patents” means patents and patent applications, utility models and applications for utility models, inventor’s certificates and applications for inventor’s certificates, and invention disclosure statements.

“Permitted Liens” means any Lien: (i) for Taxes or governmental assessments, charges or claims of payment not yet due and payable or that is being contested in good faith by appropriate proceedings; (ii) which is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Lien arising by operation of Law in the ordinary course of business for amounts not yet delinquent, that have been bonded over or that are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (iii) is specifically disclosed on the most recent consolidated balance sheet of the Company or the notes thereto included in the SEC Documents as of the date hereof; (iv) which is a statutory or common law Lien to secure landlords, lessors or renters under leases or rental agreements; (v) which is imposed on the underlying fee interest in real property subject to a real property lease; (vi) that arises as a result of a non-exclusive license or other non-exclusive grant of rights under Intellectual Property, in each case, in the ordinary course of business; (vii) that arises from pledges or deposits to secure obligations pursuant to workers’ compensation Laws, unemployment insurance, social security, retirement and similar Laws or similar legislation or to secure public or statutory obligations, in each case in the ordinary course of business; (viii) which is an immaterial defect, imperfection or irregularity in title, charge, easement, covenant and right of way of record or zoning, building and other similar restriction, in each case, that does not adversely affect in any material respect the current or anticipated use of the applicable property owned, leased, used or held for use by the Company or any Company Subsidiary; (ix) that has arisen in the ordinary course of business and is not material to the Company and its Subsidiaries, taken as a whole; and (x) any Real Estate Permitted Liens.

“Person” means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity or organization.

“Personal Information” means, in addition to any definition provided by applicable Privacy Law or any similar term (e.g., “personal data,” “personally identifiable information,” “PII” or “protected health information”), information regarding or capable of being associated with an identified or identifiable individual. Personal Information may relate to any individual, including a current, prospective or former customer, user, employee or vendor of any Person. Personal Information includes information in any form, including paper, electronic and other forms.

“Pipeline Loan” means a loan application for a loan and pre-approval taken by an employee or approved correspondent of the Company or any of the Company Subsidiaries and entered onto the Company’s or such Company Subsidiary’s pipeline tracking system which have not yet been funded.

“Privacy Law” means, to the extent applicable to the Company or a Company Subsidiary and relating to the Processing of Personal Information or otherwise relating to privacy, security, or security breach notification requirements: (i) any publicly-facing privacy policy of the Company or a Company Subsidiary (ii) any Law or binding guidance issued by any Governmental Entity, including any Law or binding guidance applicable to communications by email, telephone, text message and fax or the use of cookies or other online tracking technologies, (iii) the Payment Card Industry Data Security Standard, and (iv) the relevant terms of Contracts into which the Company or a Company Subsidiary has entered or is otherwise bound.

“Proceedings” means all actions, suits, claims, charges, hearings, arbitrations, litigations, mediations, audits, investigations, examinations or other proceedings, in each case, by or before any Governmental Entity (in the case of investigations and examinations, to the Knowledge of the Company as used in relation to the Company or any of its Subsidiaries).

“Process” means any operation performed on Personal Information, including collection, creation, receipt, access, use, handling, compilation, analysis, monitoring, maintenance, storage, transmission, transfer (including cross-border transfer), protection, disclosure, sale, making available, destruction or disposal. “Processing”, “Processed” and words of similar import have the same meaning.

“Proprietary Information” means information and materials not generally known to the public, including Trade Secrets.

“Proxy Statement” means the proxy statement relating to the solicitation of proxies from the holders of Shares for the approval of this Agreement.

“Real Estate Permitted Lien” means (1) any Lien (A) for Taxes or governmental assessments, charges or claims of payment not yet due, or which are being contested in good faith and for which adequate accruals or reserves have been established, (B) which is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, or other similar lien arising in the ordinary course of business and for amounts that are either not yet delinquent or have been bonded over or which are being contested in good faith and for which adequate accruals or reserves have been established, (C) which is expressly disclosed on the most recent consolidated balance sheet of the Company or notes thereto included in the SEC Documents, or (D) which was incurred in the ordinary course of business since the date of such recent consolidated balance sheet of the Company, (2) easements, rights-of-way, licenses, restrictions, dedications and other similar encumbrances and title defects, (3) any declaration of covenants, conditions and restrictions with respect to the management, maintenance and governance of property owned or to be owned by a master association or homeowners’ association that is in compliance in all material respects with the requirements of any applicable Laws and with respect to which there are no delinquent fees, charges or other payments due from the Company or any Company Subsidiary (or otherwise with respect to any Real Property subject thereto), in each case which does not and is not reasonably expected to materially and adversely affect the current or proposed use, occupancy or value of the Real Property subject thereto or the development potential thereof and (4) with respect to Leased Real Property, any Lien which is a statutory or common law Lien to secure landlords, lessors or renters interests under Company Leases and any Lien which is imposed on the underlying fee interest in real property subject to a Company Lease.

“Real Estate Purchase Agreements” means, individually or collectively as the case may be, Lot Purchase Agreements and Development Parcel Contracts.

“Real Property” means, individually or collectively as the case may be, Owned Real Property and Leased Real Property.

“Registered Company Intellectual Property Rights” means (a) all issued Patents, pending Patent applications, Mark registrations, applications for Mark registrations, Copyright registrations, applications for Copyright registrations, industrial design registrations, applications for industrial design registrations and

Domain Name registrations, in each case, owned or purported to be owned, filed or applied for by, or on behalf of, the Company or any Company Subsidiary and (b) any other applications, registrations, recordings and filings filed by or on behalf of the Company or any Company Subsidiary (or otherwise authorized by or in the name of the Company or any Company Subsidiary) with respect to any Owned Company IP.

“Related Party” means, with respect to any Person, any (a) general partner, director, manager, employee, officer or director of such Person, (b) record or beneficial owner of five percent (5%) or more of the number or voting power of the securities of such Person, (c) current affiliate (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) or “associates” (or members of any of their “immediate family”) (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of any such general partner, director, manager, employee, officer, director or beneficial owner or (d) portfolio company of any investment fund affiliated with, controlled or managed by such beneficial owner.

“Related Party Contract” means any Contracts or other transactions between the Company or any Company Subsidiaries, on the one hand, and any Related Party, on the other hand.

“Release” means any actual or threatened release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration into the indoor or outdoor environment (including ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or property.

“Representatives” means, when used with respect to any Person, the directors, officers, employees, consultants, financial advisors, accountants, legal counsel, investment bankers and other agents, advisors and representatives of such Person and its Subsidiaries.

“Residential Lot” means any Real Property in a Community consisting of a residential lot upon which a single-family residence or townhome has been, is being or is anticipated to be constructed.

“Residential Unit” means a single-family residence or townhome constructed or anticipated to be constructed on a Residential Lot (whether or not the Residential Lot is owned by the Company or any Company Subsidiary).

“Sanctioned Jurisdiction” means any country or territory that is the subject or target of comprehensive Sanctions (including Cuba, Iran, North Korea, and the Crimea, so-called Donetsk People’s Republic, so-called Luhansk People’s Republic, Kherson, and Zaporizhzhia regions of Ukraine, and prior to July 1, 2025, Syria).

“Sanctioned Person” means any Person that is the subject or target of Sanctions, including: (a) any Person listed on any Sanctions-related list or applicable export-related restricted party list, including without limitation the Specially Designated Nationals and Blocked Persons List maintained by OFAC; the Entity List, the Denied Persons List, the Unverified List, and the Military End User List maintained by the U.S. Department of Commerce’s Bureau of Industry and Security; restricted party lists maintained by the United Nations Security Council, His Majesty’s Treasury of the United Kingdom, the European Union or any EU member state, or any other restricted party list maintained by a Governmental Entity with jurisdiction over the Company or any Company Subsidiary, (ii) any Person located, organized or resident in a Sanctioned Jurisdiction, (iii) the government of a Sanctioned Jurisdiction or the Government of Venezuela, or (iv) any Person owned 50% or more or otherwise controlled by any such Person or Persons.

“Sanctions” means all applicable economic or financial sanctions or trade embargoes imposed, administered, or enforced by Governmental Entities, including those administered by the United States government through the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) or the United States Department of State, the United Nations Security Council, the European Union or its Member States, or the United Kingdom.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Service Provider” means any officer, director, employee or Contractor of the Company or any Company Subsidiary.

“Servicing Rights” means, with respect to a Company Mortgage Loan, the right or rights to service such Company Mortgage Loan and the duties and obligations associated therewith, all as further described under the related Servicing Agreements or other Applicable Requirements.

“Software” means all (a) computer programs, including all software implementations of algorithms, code, programs, applications, APIs, models, methodologies and implementations thereof (including mobile phone applications, HTML code, firmware and other software embedded in hardware devices), whether in source code or object code or machine readable form; and (b) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other entity, whether incorporated or unincorporated, of which (i) such first Person directly or indirectly owns at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions, (ii) such first Person is a general partner or managing member, (iii) such first Person is allocated a majority of the gains or losses or (iv) is listed on Section 1.1(c) of the Company Disclosure Letter; provided, that this clause (iv) shall only apply to the second, third and sixth sentences of Section 3.1(a), the first sentence of Section 3.1(b) (except the words “that are owned by the Company or a Company Subsidiary” shall be deemed inserted immediately after the words “each Company Subsidiary”), the third sentence of Section 3.2(c), Section 3.9(a) and Section 3.13.

“Superior Proposal” means a bona fide, written Acquisition Proposal (with references in the definition thereof to fifteen percent (15%) and eighty-five percent (85%) being deemed to be replaced with references to eighty percent (80%) and twenty percent (20%), respectively) made by a third party after the date of this Agreement, which (i) the Company Board determines in good faith after consultation with the Company’s outside legal counsel and financial advisors to be more favorable to the Company Stockholders from a financial point of view than the Merger, taking into account all relevant factors (including all the terms and conditions of such proposal or offer (including the legal, financial, financing, regulatory and other aspects of the proposal or offer, the Person making the proposal or offer, termination or break-up fees, expense reimbursement provisions, transaction consideration, conditionality, timing, certainty of regulatory approvals and likelihood of consummation) and this Agreement (and, if applicable, any changes to the terms of this Agreement proposed by Parent pursuant to Section 5.2)) and (ii) is reasonably likely to be completed on the terms proposed, taking into account all financial, regulatory, financing, timing, conditionality, legal and other aspects of such proposal or offer.

“Tax” or “Taxes” means any U.S. federal, state, local and non-U.S. taxes, assessments, levies, duties, tariffs, imposts and other similar charges and fees in the nature of a tax imposed by any Governmental Entity, including income, franchise, windfall or other profits, gross receipts, property, sales, use, net worth, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, excise, withholding, ad valorem, stamp, transfer, value-added, occupation, environmental, disability, real property, personal property, registration, alternative or add-on minimum, or estimated tax, including any interest, penalty, additions to tax and any additional amounts imposed with respect thereto, whether disputed or not.

“Tax Return” means any report, return, form, notice, information statement, estimated Tax filing or declaration filed or required to be filed with any Governmental Entity with respect to Taxes, including any schedule or attachment thereto, and including any amendments thereof.

“Termination Fee” means an amount equal to $82,336,000.

“Third Party” means any Person other than Parent, Merger Sub and their respective affiliates.

“Third-Party Agent” means each Person, other than as an Employee Agent, that is acting as an Insurance Producer for or on behalf of Tri Pointe Advantage or Tri Pointe Assurance.

“Trade Secret” means all trade secret rights and other rights in know-how and confidential or proprietary information or in information that derives independent economic value, actual or potential, from not being known to other Persons.

“Transaction Claims” means any Proceeding in connection with, relating to or arising out of (A) this Agreement or any other agreements, instruments, and documents contemplated hereby or thereby or executed in connection herewith or therewith (the “Transaction Documents”) and the Transactions and the transactions contemplated thereby, (B) the Transactions, (C) the negotiation, execution or performance or non-performance of any of the foregoing, (D) the failure of the Closing to occur (including the funding of the Financing and, in any case, whether willfully, intentionally, unintentionally or otherwise), or the termination of any Transaction Document or any matter forming the basis for such termination, (E) any breach (or threatened or alleged breach) of, or failure (or threatened or alleged failure) to perform under, this Agreement, the Transaction Documents or any certificate or other document delivered herewith or therewith or executed in connection herewith or therewith or (F) any oral or written representation made or alleged to have been made in connection herewith or therewith.

“Treasury Regulations” means the U.S. Treasury regulations promulgated under the Code.

“Willful and Material Breach” means a deliberate action taken or deliberate failure to act that the breaching party intentionally takes (or fails to take) and actually knows that it would, or would reasonably be expected to, be or cause a material breach of this Agreement; provided, that, notwithstanding the foregoing, the failure of a Party to consummate the Merger when the relevant conditions to the Merger set forth in Article VII have been satisfied or waived and such Party is obligated to effectuate the Closing pursuant to Section 1.2 will, in and of itself, constitute a Willful and Material Breach.

Terms Defined Elsewhere. The following terms are defined elsewhere in this Agreement, as indicated below:

Term	Section
Agreement	Preamble
Alternative Acquisition Agreement	5.2(c)(ii)
Alternative Financing	6.16(c)
Base Amount	6.4(c)
Bonus Plans	6.7(c)
Book-Entry Shares	2.2(b)(ii)
Certificate of Merger	1.2
Certificates	2.2(b)(i)
Change of Recommendation	5.2(c)(i)
Closing	1.2
Closing Date	1.2
Company	Preamble
Company 401(k) Plan	6.7(d)
Company Benefit Plan	3.10(a)
Company Board	Recitals
Company Board Recommendation	Recitals
Company Capitalization Date	3.2(a)

Term	Section
Company Common Stock	Recitals
Company Disclosure Letter	Article III
Company Insurance License	3.27(b)
Company Lease	3.16(b)
Company Notes	6.12(c)
Company Permits	3.9(b)
Company Related Parties	8.3(f)
Company Stockholder Approval	3.3(a)
Company Stockholders	Recitals
Company Stockholders’ Meeting	5.3(d)
Continuing Employees	6.7
Copyrights	Annex A
Databases	Annex A
Debt Commitment Letter	4.10(a)
Debt Transaction	6.12(a)
DGCL	Recitals
Dissenting Shares	2.3
DOJ	6.2(b)
Domain Names	Annex A
DTC	2.2(f)
DTC Payment	2.2(f)
Effective Time	1.2
Electronic Delivery	9.6
Enforceability Limitations	3.3(b)
Environmental Permits	3.18(a)
FCPA	Annex A
Fee Letter	4.10(b)
Financing Amounts	4.10(a)
Financing Entities	Annex A
FTC	6.2(b)
GAAP	3.5(b)
Indemnified Parties	6.4(a)
Indenture	6.12(c)
Initial Outside Date	8.1(d)
Insurance Licenses	3.27(b)
Labor Agreement	3.11(a)
Leased Real Property	3.16(b)
Material Contracts	3.17(a)
Material Supplier	3.18(e)
Material Supplier Agreement	3.18(e)
Merger	Recitals
Merger Consideration	2.1(a)
Merger Sub	Preamble
Moelis	3.22
Mortgage Agency	3.9(h)
Mortgage Loan	3.9(h)
New Debt Commitment Letter	6.16(c)
New Plans	6.7(b)
Non-Recourse Party	9.15
Notes Transactions	6.12(c)
Notified Party	6.1(c)

Term	Section
OFAC	Annex A
Old Plans	6.7(b)
Outside Date	8.1(d)
Owned Real Property	3.16(a)
Parent	Preamble
Parties	Preamble
Party	Preamble
Paying Agent	2.2(a)
Payoff Letter	6.12(b)
Receiving Party	6.1(c)
Regulatory Agencies	3.9(i)
Remedy	6.2(a)
Sanctions	Annex A
Sarbanes-Oxley Act	3.5(a)
SEC Documents	3.5(a)
Servicing Agreement	3.9(h)
Shares	Recitals
Sonoma	3.27(e)
Specified Contract	5.1(xii)
Surviving Corporation	1.1(a)
Surviving Corporation Stock	2.1(b)
Takeover Statute	3.23
Transaction Documents	Annex A
Transactions	Recitals
Tri Pointe Advantage	3.27(a)
Tri Pointe Assurance	3.27(a)

ANNEX B – OPINION OF MOELIS & COMPANY LLC

February 12, 2026

Board of Directors

Tri Pointe Homes, Inc.

940 Southwood Blvd., Suite 200

Incline Village, NV 89451

Members of the Board:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.01 per share (“Company Common Stock”), of Tri Pointe Homes, Inc. (the “Company”), of the Consideration (as defined below) to be received by such holders pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among the Company, Sumitomo Forestry Co., Ltd. (the “Acquiror”) and Teton NewCo, Inc., a wholly owned subsidiary of the Acquiror (the “Acquisition Sub”). As more fully described in the Agreement, the Acquisition Sub will be merged with and into the Company (the “Transaction”), with the Company continuing as the surviving corporation in the Transaction and an indirect wholly owned subsidiary of the Acquiror, and each issued and outstanding share of Company Common Stock, other than (a)(i) any shares of Company Common Stock held by the Company as treasury stock or held directly by the Acquiror or the Acquisition Sub (or any direct or indirect wholly owned subsidiaries of the Acquiror or the Acquisition Sub), in each case, immediately prior to the effective time of the Transaction or (ii) any shares of Company Common Stock held by any direct or indirect wholly owned subsidiary of the Company (collectively, the “Owned Company Shares”) or (b) Dissenting Shares (as defined in the Agreement) will be converted into the right to receive $47.00 in cash, without interest (the “Consideration”).

In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information, including publicly available research analysts’ financial forecasts relating to the Company; (ii) reviewed certain internal information relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company furnished to us by the Company, including financial forecasts provided to or discussed with us by the management of the Company (such forecasts referred to herein as the “Financial Forecasts”); (iii) reviewed information regarding the capitalization of the Company furnished to us by the Company; (iv) conducted discussions with members of the senior management and representatives of the Company concerning the information described in clauses (i) through (iii) of this paragraph, as well as the business and prospects of the Company generally; (v) reviewed the reported prices and trading activity for the Company Common Stock; (vi) reviewed publicly available financial and stock market data of certain other companies in lines of business that we deemed relevant; (vii) reviewed the financial terms of certain other transactions that we deemed relevant; (viii) reviewed a draft, dated February 11, 2026, of the Agreement; (ix) participated in certain discussions and negotiations among representatives of

399 Park Avenue I 4th Floor I New York, NY 10022

Moelis & Company LLC doing business as Moelis

the Company and the Acquiror and their advisors; and, (x) conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

In connection with our analysis and opinion, we have relied on the information supplied to, discussed with or reviewed by us being complete and accurate in all material respects. We have not independently verified any such information (or assumed any responsibility for the independent verification of any such information). With your consent, we have relied on the representation of the Company’s management that they are not aware of any facts or circumstances that would make any such information inaccurate or misleading. We have also relied upon, without independent verification, the assessment of the Company and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters. With respect to the Financial Forecasts, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future performance of the Company. We express no views as to the reasonableness of the Financial Forecasts or the assumptions on which they are based. In addition, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal.

Our opinion does not address the Company’s underlying business decision to effect the Transaction or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company. Our opinion does not address any legal, regulatory, tax or accounting matters. We have not been asked to, nor do we, offer any opinion as to any terms of the Agreement or any aspect or implication of the Transaction, except for the fairness of the Consideration from a financial point of view to the holders of Company Common Stock. We are not expressing any opinion as to fair value, viability or the solvency of the Company following the closing of the Transaction. In addition, we note that, pursuant to the Agreement, the Owned Company Shares and Dissenting Shares (as defined in the Agreement) will not be converted into the right to receive the Consideration, and we express no opinion with respect to the treatment of such shares or as to the fairness of the Consideration to the holders thereof. In rendering this opinion, we have assumed that the final executed form of the Agreement will not differ in any material respect from the draft that we have reviewed, that the Transaction will be consummated in accordance with its terms without any waiver or modification that could be material to our analysis, that the representations and warranties of each party set forth in the Agreement are accurate and correct, and that the parties to the Agreement will comply with all the material terms of the Agreement. We have assumed that all governmental, regulatory or other consents or approvals necessary for the completion of the Transaction will be obtained, except to the extent that any failures to obtain such consents or approvals would not be material to our analysis. We have not been asked to solicit and have not solicited indications of interest in a possible transaction with the Company from any party.

Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, and we assume no responsibility to update this opinion for developments after the date hereof.

We have acted as your financial advisor in connection with the Transaction and will receive a fee for our services, the principal portion of which is contingent upon the consummation of the Transaction. We also became entitled to a fee upon having substantially completed our work in connection with rendering our opinion, regardless of the conclusion reached herein. Our affiliates, employees, officers and partners may at any time own securities (long or short) of the Company and the Acquiror and its related entities. In the past two years prior to the date hereof, except for providing investment banking services to the Company in connection with the Transaction, we have not provided investment banking or other services to (and have not received any fees from) the Company. In the past two years prior to the date hereof, we have not provided investment banking or other services to (and have not received any fees from) the Acquiror and/or its related entities. In the future, we may provide investment banking or other services to the Company and/or the Acquiror and/or its related entities, for which we would expect to receive compensation for such services.

This opinion is for the use and benefit of the Board of Directors of the Company (solely in its capacity as such) in its evaluation of the Transaction. This opinion does not constitute a recommendation as to how any holder of securities should vote or act with respect to the Transaction or any other matter. This opinion does not address the fairness of the Transaction or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors or other constituencies of the Company, other than the fairness of the Consideration from a financial point of view to the holders of Company Common Stock. In addition, we do not express any opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Transaction, or any class of such persons, relative to the Consideration or otherwise. This opinion was approved by a Moelis & Company LLC fairness opinion committee.

Based upon and subject to the foregoing, it is our opinion that, as the date hereof, the Consideration to be received by holders of Company Common Stock in the Transaction is fair from a financial point of view to such holders.

Very truly yours,

MOELIS & COMPANY LLC

PRELIMINARY COPY - SUBJECT TO COMPLETION

SPECIAL MEETING OF STOCKHOLDERS OF

TRI POINTE HOMES, INC.

[placeholder], 2026

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at equiniti.com/us/ast-access to enjoy online access.

NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS:

The notice of meeting, proxy statement and proxy card

are available at www.astproxyportal.com/ast/18094/special

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

 Please detach along perforated line and mail in the envelope provided.

⬛	00000333333030300000 7	041526

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE

UNDERSIGNED STOCKHOLDER(S).

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.	FOR	AGAINST	ABSTAIN

1.  To adopt the Agreement and Plan of Merger, dated February 13, 2026 (as may be amended, modified, or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among Tri Pointe Homes, Inc. (the “Company”), Sumitomo Forestry Co., Ltd., a Japanese corporation (kabushiki kaisha) (“Parent”), and Teton NewCo., Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent.

		☐	☐	☐

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.	FOR	AGAINST	ABSTAIN

2.  To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated therein.

		☐	☐	☐

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.	FOR	AGAINST	ABSTAIN

3.  To adjourn this special meeting to a later date or time, if necessary or appropriate, including to ensure that any necessary supplement or amendment to the proxy statement accompanying this proxy card is provided to the Company’s stockholders a reasonable amount of time in advance of the special meeting, or to solicit additional proxies to approve the proposal to adopt the Merger Agreement if there are insufficient votes to adopt the Merger Agreement at the time of the special meeting.

		☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

⬛	⬛

☐	⬛

TRI POINTE HOMES, INC.

SPECIAL MEETING OF STOCKHOLDERS

ON [PLACEHOLDER], 2026

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Douglas F. Bauer and Thomas J. Mitchell, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Tri Pointe Homes, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting scheduled to be held at [●] a.m. Pacific Time, on [●], 2026, at 3161 Michelson Drive, Suite 1500, Irvine, California 92612, and any adjournment or postponement thereof. This proxy authorizes Douglas F. Bauer and Thomas J. Mitchell, or either of them, to vote in his discretion on any other matter that may properly come before the Special Meeting or any adjournment or post-ponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF TRI POINTE HOMES, INC. THE BOARD OF DIRECTORS OF TRI POINTE HOMES, INC. RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, AND 3.

(Continued and to be signed on the reverse side)

⬛	1.1	14475	⬛

SPECIAL MEETING OF STOCKHOLDERS OF

TRI POINTE HOMES, INC.

[placeholder], 2026

PROXY VOTING INSTRUCTIONS

INTERNET - Access www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-201-299-4446 worldwide from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online or by phone until 11:59 p.m. Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS: The notice of meeting, proxy statement and proxy card are available at www.astproxyportal.com/ast/18094/special
Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00000333333030300000 7 041526

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1.  To adopt the Agreement and Plan of Merger, dated February 13, 2026 (as may be amended, modified, or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among Tri Pointe Homes, Inc. (the “Company”), Sumitomo Forestry Co., Ltd., a Japanese corporation (kabushiki kaisha) (“Parent”), and Teton NewCo., Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2.  To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated therein.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

3.  To adjourn this special meeting to a later date or time, if necessary or appropriate, including to ensure that any necessary supplement or amendment to the proxy statement accompanying this proxy card is provided to the Company’s stockholders a reasonable amount of time in advance of the special meeting, or to solicit additional proxies to approve the proposal to adopt the Merger Agreement if there are insufficient votes to adopt the Merger Agreement at the time of the special meeting.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.